PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  SUCH PORTIONS ARE DESIGNATED “[*].”

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT BANK OF AMERICA, N.A. As Lender And AEROPOSTALE, INC. The Borrower November 13, 2007

TABLE OF CONTENTS

Article 1 -	Definitions:	-1-

Article 2 -	The Revolving Credit:	-23-

2-1.	Establishment of Revolving Credit.	-23-
2-2.	Intentionally Omitted.	-23-
2-3.	Intentionally Omitted.	-23-
2-4.	Risks of Value of Collateral	-23-
2-5.	Loan Requests.	-23-
2-6.	Making of Loans Under Revolving Credit.	-25-
2-7.	The Loan Account.	-26-
2-8.	The Revolving Credit Notes	-27-
2-9.	Payment of The Loan Account.	-27-
2-10.	Interest Rates.	-28-
2-11.	Additional Fees.	-28-
2-12.	Intentionally Omitted.	-29-
2-13.	Line (Unused Fee).	-29-
2-14.	Intentionally Omitted	-29-
2-15.	Concerning Fees.	-29-
2-16.	Lender’s Discretion.	-29-
2-17.	Procedures For Issuance of L/C’s.	-29-
2-18.	Fees For L/C’s.	-30-
2-19.	Cash Collateralization of L/Cs.	-31-
2-20.	Concerning L/C’s.	-31-
2-21.	Changed Circumstances.	-33-
2-22.	Increased Costs	-34-
2-23.	Lender’s Commitments.	-35-

Article 3 -	Conditions Precedent:	-36-

3-2.	Corporate Due Diligence.	-36-
3-3.	Opinion	-36-
3-4.	Additional Documents	-36-
3-5.	Officers’ Certificates	-36-
3-6.	Representations and Warranties	-37-
3-7.	Borrowing Base Certificate	-37-
3-8.	All Fees and Expenses Paid	-37-
3-9.	Financial Projections	-37-
3-10.	Borrower’s Assets	-37-
3-11.	Lien Search	-37-
3-12.	Perfection of Collateral	-37-
3-13.	Insurance	-37-
3-14.	No Suspension Event	-38-
3-15.	No Adverse Change	-38-
3-16.	Execution and Delivery of Agreement	-38-

Article 4 -	General Representations, Covenants and Warranties:	-38-

4-1.	Payment and Performance of Liabilities	-38-
4-2.	Due Organization - Corporate Authorization - No Conflicts.	-38-
4-3.	Trade Names.	-39-
4-4.	Intellectual Property.	-39-
4-5.	Locations.	-40-
4-6.	Title to Assets.	-41-
4-7.	Indebtedness	-42-
4-8.	Insurance Policies.	-43-
4-9.	Licenses	-43-
4-10.	Leases	-44-
4-11.	Requirements of Law	-44-
4-12.	Maintain Properties	-44-
4-13.	Pay Taxes/Tax Shelter Regulations.	-45-
4-14.	No Margin Stock	-46-
4-15.	ERISA	-46-
4-16.	Hazardous Materials.	-46-
4-17.	Litigation	-47-
4-18.	Dividends or Investments	-47-
4-19.	Loans	-48-
4-20.	Protection of Assets	-48-
4-21.	Line of Business	-48-
4-22.	Affiliate Transactions	-49-
4-23.	Additional Assurances.	-49-
4-24.	Adequacy of Disclosure.	-50-
4-25.	Investments	-50-
4-26.	Prepayments of Indebtedness.	-50-
4-27.	Other Covenants	-51-

Article 5 -	Financial Reporting and Performance Covenants:	-51-

5-1.	Maintain Records	-51-
5-2.	Access to Records.	-51-
5-3.	Prompt Notice to Lender.	-52-
5-4.	Intentionally Omitted.	-53-
5-5.	Borrowing Base Certificates	-53-
5-6.	Monthly Reports	-53-
5-7.	Quarterly Reports	-53-
5-8.	Annual Reports.	-54-
5-9.	Intentionally Omitted.	-54-
5-10.	Inventories, Appraisals, and Audits.	-54-
5-11.	Additional Financial Information.	-56-
5-12.	Intentionally Omitted.	-56-

Article 6 -	Use and Collection of Collateral:	-56-

6-1.	Use of Inventory Collateral.	-56-
6-2.	Adjustments and Allowances	-57-

6-3.	Validity of Accounts.	-57-
6-4.	Notification to Account Debtors	-57-

Article 7 -	Cash Management. Payment of Liabilities:	-58-

7-1.	Depository Accounts.	-58-
7-2.	Credit Card Receipts.	-58-
7-3.	The Concentration, Blocked, and Operating Accounts.	-59-
7-4.	Proceeds and Collection of Accounts.	-59-
7-5.	Payment of Liabilities.	-60-
7-6.	The Operating Account	-61-

Article 8 -	Grant of Security Interest:	-61-

8-1.	Grant of Security Interest	-61-
8-2.	Extent and Duration of Security Interest	-62-

Article 9 -	Lender As Borrower’s Attorney-In-Fact:	-63-

9-1.	Appointment as Attorney-In-Fact.	-63-
9-2.	No Obligation to Act.	-63-

Article 10 -	Events of Default:	-64-

10-1.	Failure to Pay Revolving Credit.	-64-
10-2.	Failure To Make Other Payments.	-64-
10-3.	Failure to Perform Covenant or Liability (No Grace Period).	-64-
10-4.	Failure to Perform Covenant or Liability (Limited Grace Period).	-64-
10-5.	Failure to Perform Covenant or Liability (Grace Period).	-64-
10-6.	Misrepresentation.	-65-
10-7.	Default of Other Debt.	-65-
10-8.	Default of Leases.	-65-
10-9.	Uninsured Casualty Loss.	-65-
10-10.	Judgment. Restraint of Business.	-65-
10-11.	Business Failure.	-65-
10-12.	Bankruptcy.	-66-
10-13.	Indictment - Forfeiture	-66-
10-14.	Default by Guarantor or Subsidiary	-66-
10-15.	Termination of Guaranty.	-66-
10-16.	Challenge to Loan Documents.	-66-
10-17.	Intentionally Omitted.	-66-
10-18.	Change in Control.	-67-

Article 11 -	Rights and Remedies Upon Default:	-67-

11-1.	Rights of Enforcement	-67-
11-2.	Sale of Collateral.	-67-
11-3.	Occupation of Business Location.	-68-
11-4.	Grant of Nonexclusive License	-69-
11-5.	Assembly of Collateral.	-69-
11-6.	Rights and Remedies.	-69-

Article 12 -	Notices:	-69-

12-1.	Notice Addresses.	-69-
12-2.	Notice Given.	-70-

Article 13 -	Term:	-71-

13-1.	Termination of Revolving Credit.	-71-
13-2.	Effect of Termination	-71-

Article 14 -	General:	-71-

14-1.	Protection of Collateral	-71-
14-2.	Successors and Assigns.	-72-
14-3.	Severability.	-72-
14-4.	Amendments. Course of Dealing.	-72-
14-5.	Power of Attorney.	-72-
14-6.	Application of Proceeds	-73-
14-7.	Costs and Expenses of Lender.	-73-
14-8.	Copies and Facsimiles.	-73-
14-9.	Massachusetts Law.	-73-
14-10.	Consent to Jurisdiction.	-74-
14-11.	Indemnification	-74-
14-12.	Rules of Construction.	-75-
14-13.	Intent.	-76-
14-14.	Right of Set-Off.	-77-
14-15.	Maximum Interest Rate	-77-
14-16.	Waivers.	-77-
14-17.	Confidentiality.	-78-
14-18.	Press Releases	-79-
14-19.	No Advisory or Fiduciary Responsibility	-79-
14-20.	USA PATRIOT Act Notice	-80-
14.21.	Existing Loan Agreement Amended and Restated.	-80-

v

EXHIBITS

2-8                      :           Revolving Credit Note
4-2                      :           Related Entities
4-3                      :           Trade Names
4-5                      :           Locations, Leases, and Landlords
4-6                      :           Encumbrances
4-7                      :           Indebtedness
4-8                      :           Insurance Policies
4-10                    :           Capital Leases
4-13                    :           Taxes
4-17                    :           Litigation
4-22                    :           Permitted Management Fees and Other Affiliated Transactions
4-23                    :           Excluded Assets
5-5                      :           Form of Borrowing  Base Certificate
6-3                      :           Bonds and Deposits
7-1                      :           DDAs
7-2                      :           Credit Card Arrangements

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

November 13, 2007

THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made between

Bank of America, N.A. (the “Lender”), a national banking association with offices at 100 Federal Street, Boston, Massachusetts  02110

and

Aeropostale, Inc., (hereinafter, the “Borrower”), a Delaware corporation with its principal executive offices at 1372 Broadway,  New York, New York  10020 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

WITNESSETH:

WHEREAS, Aeropostale, Inc., f/k/a MSS-Delaware, Inc. entered into an Amended and Restated Loan and Security Agreement dated as of October 7, 2003 with Fleet Retail Finance Inc, as agent for the lenders party thereto and such lenders (as amended and in effect, the “Existing Loan Agreement”); and

WHEREAS, Fleet Retail Finance, Inc. has assigned all of its right, title and interest under the Existing Loan Agreement to Bank of America, N.A.;

WHEREAS, Aeropostale, Inc., is the successor in interest by merger to MSS-Delaware, Inc. and

WHEREAS, the Borrower desires to amend and restate the Existing Loan Agreement in order (a) to increase the amount of the Loan Ceiling (as hereinafter defined) to $150,000,000, and (b) to make certain other amendments to the terms and conditions of the Existing Loan Agreement; and

NOW, THEREFORE, the parties hereto agree that the Existing Loan Agreement shall be amended and restated in its entirety to read as follows:

Article 1 - Definitions:

As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“Acceptable Blank Stock Inventory”:  Inventory of the Loan Parties which consists of blank t-shirts and other items of apparel which are in the possession of third Persons for processing, which Inventory otherwise would be deemed Acceptable Inventory and as to which the Lender has received an agreement from such processor in form and substance reasonably acceptable to the Lender.

“Acceptable L/C Inventory”:  Inventory which is the subject of a Documentary L/C in favor of a foreign manufacturer or vendor of such Inventory, which Inventory is to be manufactured for, or delivered to, the Loan Parties and will become Acceptable In-Transit Inventory within seventy-five (75) days after the date of issuance of the Documentary L/C.

“Acceptable In-Transit Inventory”:  Inventory-in-transit to a Loan Party, title to which has passed to the Loan Party which Inventory has been placed with a carrier (f.o.b.) for shipment to the Loan Parties , and which Inventory is scheduled to be received within fifty (50) days at a Loan Party’s distribution center, as to which Inventory the Lender has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances (it being understood, however, that the Lender will not require possession of the Documents of Title or any foreign filings to be deemed “perfected”); provided that such Inventory shall be deemed to be Acceptable In-Transit Inventory only if the Lender has received an agreement (to the extent relevant to such Inventory) with (i) each sourcing agent under any of the Loan Party’s sourcing agreements, and (ii) each Loan Party’s custom brokers, each satisfactory in form and substance to the Lender.  Notwithstanding the foregoing, the Lender, periodically (but in no event in months other than July through October of any year), may, in its reasonable discretion, include Inventory which otherwise satisfies the requirements of this definition but for the fact that title has not yet passed to a Loan Party as Acceptable In-Transit Inventory, but only if the Lender has received written confirmation from the applicable sourcing agent that title to such Inventory will pass to a Loan Party upon receipt of payment of a sum certain and the Borrower has requested the Lender to make, and has Availability for, a Revolving Credit Loan to pay such sourcing agent in such amount.

“Acceptable Inventory”:  Such of the Loan Parties Inventory, at such locations, and of such types, character, qualities and quantities, as the Lender in its sole discretion from time to time determines to be acceptable for borrowing, including, without limitation, Acceptable In-Transit Inventory and Acceptable L/C Inventory (but excluding Acceptable Blank Stock Inventory), as to which Inventory, the Lender has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances.  Without limiting the generality of the foregoing, Acceptable Inventory shall in no event include Inventory that is not salable, non-merchandise categories (such as labels, bags and packaging), Inventory not located in the United States (other than Acceptable In-Transit Inventory and Acceptable L/C Inventory), samples, damaged goods, return-to-vendor merchandise, and packaway Inventory.

“Accounts” and “Accounts Receivable” include, without limitation, “accounts” as defined in the UCC, and also all:  accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all “contract rights” as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

“ACH”: Automated clearing house.

"Account Debtor": Has the meaning given that term in the UCC and includes all credit card processors of the Borrower.

"Adjusted Eurodollar Rate": With respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

"AGC": Aero GC Management LLC, a Virginia Limited Liability Company with an address of 112 West 34th Street., New York, New York 10120, a single member managed LLC, where Borrower is the sole member.

“Aeropostale Canada”: Aeropostale Canada, Inc., an Ontario Canada corporation with a United States address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower.

“Affiliate”: With respect to any two Persons, a relationship in which (a) one holds, directly or indirectly, not less than twenty-five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (b) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority  of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) not less than twenty- five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.

“Aggregate Outstandings”: At any time of determination, the sum of (a) the Revolving Credit Loans outstanding, plus (b) the Stated Amount of L/Cs outstanding.

“Applicable Margin”: Shall mean the following percentages based upon the following performance criteria:

Level	Average Outstandings	Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
I	Less than $50,000,000	0.75%	0%	0.125%
II	Greater than or equal to $50,000,000 and less than $100,000,000	1.00%	0%	0.125%
III	Greater than or equal to $100,000,000	1.25%	0%	0.15%

The Applicable Margin shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing February 1, 2008, based upon the Borrower’s Average Outstandings calculated for the most recent quarter then ended. Upon the occurrence of an Event of Default, at the option of the Lender, interest shall be determined in the manner set forth in Section 2-10(f).

“Appraised Value”: The net appraised liquidation value of the Loan Parties’ Inventory as set forth in the Loan Parties’ stock ledger (expressed as a percentage of the Cost of such Inventory), each as reasonably determined from time to time by the Lender in accordance with its customary procedures and based upon the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Lender.

“Availability”: The lesser of the Loan Ceiling or the Borrowing Base;

Minus

(I) The then unpaid principal balance of the Loan Account.

Minus

(II) The then Stated Amount of all L/C’s.

Minus

(III) Unreimbursed L/C Obligations.

"Average Outstandings": For any three month period, the sum of (a) the average Revolving Credit Loans outstanding during such period, plus (b) the average Stated Amount of L/Cs outstanding during such period.

“AWI”: Aeropostale West, Inc., a Delaware corporation with an address of 201 Willowbrook Blvd., Wayne, New Jersey 07470, a wholly owned Subsidiary of the Borrower.

“Bank Products”: Any services or facilities provided to a Loan Party by the Lender or any of its Affiliates (but excluding Cash Management Services), including without limitation, on account of leasing, swap and other hedging contracts.

“Bank Product Reserves”: Such reserves as the Lender from time to time determine in its discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

"Bankruptcy Code": Title 11, U.S.C., as amended from time to time.

"Base Rate Loan": Each Revolving Credit Loan while bearing interest at the Prime Rate.

“Blocked Account”: Is defined in Section 7-3.

"Borrower": Is defined in the Preamble.

“Borrowing Base”: The amounts calculated to the following formulae, as applicable:

(a)	If the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is less than or equal to $75,000,000 in the aggregate, the result of the following:

(i)          95% of the book value (as determined in accordance with GAAP) of Acceptable Inventory,

plus

(ii)          85% of the face amount of Eligible Credit Card Receivable;

minus

(iii)          Reserves.

(b)	If the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is greater than $75,000,000 in the aggregate, the result of the following:

(i)          85% of the most recent Appraised Value of Acceptable Inventory multiplied by the Cost of Acceptable Inventory,

plus

(ii)          85% of the face amount of Eligible Credit Card Receivable;

minus

(iii)          Reserves.

“Borrowing Base Certificate”: Is defined in Section 5-5.

“Business Day”: Any day other than (a) a Saturday or  Sunday; (b) any day on which banks in Boston, Massachusetts or New York, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the Lender is not open to the general public to conduct business, and, if such day relates to any Eurodollar Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the London interbank market.

"Business Plan": The Borrower’s then current business plan and any revision, amendment, or update of such business plan to which the Lender has provided its written sign-off.

"Capital Expenditures": The expenditure of funds or the incurrence of liabilities which are capitalized in accordance with GAAP, provided that for purposes of this Agreement, capital expenditures funded by the proceeds from the incurrence of Indebtedness permitted hereunder, by the proceeds received from the sale of assets permitted pursuant to §4-12(d) hereof, by casualty insurance proceeds or condemnation proceeds shall, to the extent of such proceeds, not be deemed Capital Expenditures.

“Capital Lease”: Any lease which is capitalized in accordance with GAAP.

“Cash Dominion Event”: Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrowers to maintain Availability in an amount greater than 15% of the then Borrowing Base.  For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Availability as required hereunder, until Availability has exceeded 15% of the then Borrowing Base for 30 consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability exceeds the required amount for 30 consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasion(s) during any calendar year.

“Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition by such Person, (ii) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $100,000,000 with maturities of not more than twelve (12) months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) above, provided that there shall be no restriction on the maturities of such underlying securities pursuant to this clause (iii) entered into with a bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Ratings Group or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than twelve (12) months after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

“Cash Management Reserves ”: Such reserves as the Lender, from time to time, determines in its discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services”: Any one or more of the following types or services or facilities provided to a Loan Party by the Lender or any of its Affiliates: (a) automated clearinghouse transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant card services.

“Change in Control”: The occurrence of any of the following:

(a)           The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 30% or more of the issued and outstanding capital stock of the Borrower (on a fully diluted basis) having the right, under ordinary circumstances, to vote for the election of directors of the Borrower.

(b)            Persons (“Continuing Directors”) who (i) were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower cease, for any reason other than death or disability or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Borrower), to constitute a majority of the directors of the Borrower.

“Chattel Paper”: Has the meaning given that term in the UCC.

“Collateral”: Is defined in Section 8-1.

“Commercial Tort Claim”: Has the meaning given that term in the UCC.

“Commitment”: Subject to the provisions of Section 2-23, as of the Second Amendment Effective Date, as follows:

LENDER	DOLLAR COMMITMENT	COMMITMENT PERCENTAGE
Bank of America, N.A.	$150,000,000.00	100%

“Commitment Percentage”: As provided in the Definition of “Commitment”, above.

“Concentration Account”: Is defined in Section 7-3.

“Consolidated”: With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.

“Cost”: The lower of

(a)           the calculated cost of purchases, as determined from invoices received by the Borrower, the Borrower’s purchase journal or stock ledger, based upon the Borrower’s accounting practices, known to the Lender, which practices are in effect on the date on which this Agreement was executed; or

(b)           the cost equivalent of the lowest ticketed or promoted price at which the subject inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrower’s accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrower’s historic business practices.

“Cost” does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold.

“Cost Factor”: The result of 1 minus the Borrower’s then cumulative markup percent derived from the Borrower’s purchase journal on a rolling 12-month basis.

“Costs of Collection”: Includes, without limitation, all reasonable attorneys’ fees and reasonable out-of-pocket expenses incurred by the  Lender’s attorneys, and all reasonable costs incurred by the Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender’s:  administration and management of the Liabilities (other than customary overhead expenses); negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Lender’s Rights and Remedies and/or any of the Lender’s rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts).  The Costs of Collection are Liabilities, and at the Lender’s option may bear interest at the highest post-default rate which the Lender may charge the Borrower hereunder as if such had been lent, advanced, and credited by the Lender to, or for the benefit of, the Borrower. Notwithstanding the foregoing, the entitlement of any Lender to “Costs of Collection” is limited to the extent provided in §14-7 hereof.

"DDA": Any checking or other demand daily depository account maintained by a Loan Party.

"Default Interest Event": The occurrence of any of the following:

(a)           The acceleration of the time for payment of the Liabilities upon the occurrence of an Event of Default.

(b)           The occurrence of any Event of Default under Sections 10-1, 10-2, 10-11 or 10-12 hereof.

(c)The failure of the Borrower to comply with the provisions of Section 5-5(which failure continues for five Business Days), or Sections 5-6 or 5-7 (which failures continue for fifteen (15) Business Days), or Article 7.

“Deposit Account”: Has the meaning given that term in the UCC.

"Documents": Has the meaning given that term in the UCC.

“Documents of Title”: Has the meaning given that term in the UCC.

“Dollar Commitment”: As provided in the Definition of “Commitment”, above.

“Eligible Credit Card Receivables”:  As of any date of determination, Accounts due to a Loan Party from VISA, MasterCard, American Express, Diners Club, Discovercard, and other major credit card processors reasonably acceptable to the Lender, in its reasonable discretion, as arise in the ordinary course of business, and which have been earned by performance and are deemed by the Lender in its discretion to be eligible for inclusion in the calculation of the Borrowing Base.  None of the following shall be deemed to be Eligible Credit Card Receivables:

(a)           Accounts that have been outstanding for more than five (5) Business Days from the date of sale;

(b)           Accounts with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Lender);

(c)           Accounts that are not subject to a first priority security interest in favor of the Lender;

(d)           Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback);

(e)           Accounts as to which the credit card processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(f)           Accounts arising from the use of a private label credit card of a Loan Party; or

(g)           Accounts (other than VISA, Master Card, American Express, Diners Club and Discovercard) which the Lender determines in its reasonable commercial discretion acting in good faith to be unlikely to be collected.

“Employee Benefit Plan”: As defined in Section 3(2) of ERISA.

“Encumbrance”: Each of the following:

(a)           Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale (to the extent of recourse) of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

(b)           The filing of any financing statement under the UCC or comparable law of any jurisdiction.

“End Date”: The date upon which both (a) all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) have been paid in full and (b) all obligations of any Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated.

“Environmental Laws”: All of the following:

(a)           Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b)           The common law relating to damage to Persons or property from Hazardous Materials.

“Equipment”: Includes, without limitation, “equipment” as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower’s business, and any and all accessions or additions thereto, and substitutions therefor.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate”: Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

“Eurodollar Business Day”: Any day which is both a Business Day and a day on which the principal Eurodollar market in which Bank of America, N.A. participates is open for dealings in United States Dollar deposits.

“Eurodollar Loan”: Any Revolving Credit Loan which bears interest at the Adjusted Eurodollar Rate.

"Eurodollar Rate”: For any Interest Period with respect to a Eurodollar Loan, (a) the rate per annum equal to the rate determined by the Lender to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Lender to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Lender as the rate of interest at which deposits in dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America, N.A. and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

“Events of Default”: Is defined in Article 10.

“Existing Loan Agreement”: Has the meaning set forth in the Recitals hereto.

“Federal Funds Effective Rate”: For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions.

“Fee Letter”: The letter agreement, dated November 13, 2007, between the Borrower and the Lender with respect to certain fees payable to the Lender in connection with this Agreement..

“Fixtures”: Has the meaning given that term in the UCC.

“GAAP”: Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Lender, the Borrower shall include, with its monthly,  quarterly, and annual financial statements a schedule, certified by the Borrower’s chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described.

“General Intangibles”: Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to a Loan Party; credit memoranda in favor of a Loan Party; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of a Loan Party to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Loan Parties in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold or leased, by a Loan Party or credit extended or services performed, by a Loan Party, whether intended for an individual customer or the general business of a Loan Party, or used or useful in connection with research by a Loan Party.

“Goods”: Has the meaning given that term in the UCC.

“Guarantor” and “Guarantors”: means individually and collectively AWI, Jimmy’Z, AGC and any other subsidiary of the Borrower which executes and delivers a Guarantor Agreement.

“Guarantor Agreement”: Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof.

“Hazardous Materials”: Any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

“Indebtedness”: All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:

(a)           In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.

(b)           In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

(c)           In connection with the sale or discount of accounts receivable or chattel paper of such Person other than the sale of retail Accounts to credit card processors.

(d)           On account of deposits or advances.

(e)           As lessee under Capital Leases.

(f)           On account of net obligations under any swap or hedging contract.

(g)           With respect to obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person, or any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“Indebtedness” also includes:

(x)           Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

(y)           Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any Indebtedness of any third party, other than endorsements of negotiable instruments for collection in the ordinary course of business.

(z)           The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer to the extent that the holder of such Indebtedness has recourse to such Person.

“Indemnified Claim”: Is defined in Section 14-11.

“Indemnified Person”: Is defined in Section 14-11.

“Instruments”: Has the meaning given that term in the UCC.

“Interest Payment Date”: With reference to:

Each Eurodollar Loan: The last day of the Interest Period relating thereto and, in addition, if such Eurodollar Loan has an Interest Period of greater than three months, the last day of the third month of such Interest Period; the Termination Date; and the End Date.

Each Base Rate Loan: the first day of each month; the Termination Date; and the End Date.

“Interest Period”:	(a)	With respect to each Eurodollar Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Lender.

(b)	With respect to each Base Rate Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Rate Loan and ending on that date (i) as of which the subject Base Rate Loan is converted to a Eurodollar Loan, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Lender, or (ii) on which the subject Base Rate Loan is paid by the Borrower.

(c)	The setting of Interest Periods is in all instances subject to the following:

(i)           Any Interest Period for a Base Rate Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

(ii)           Any Interest Period for a Eurodollar Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.

(iii)           Subject to Subsection (iv), below, any Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.

(iv)           Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(v)           The number of Interest Periods in effect at any one time is subject to Section 2-10(d) hereof.

“Inventory”: Includes, without limitation, “inventory” as defined in the UCC and also all:  packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower’s business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing

“Investment Property”: Has the meaning given that term in the UCC.

“ISP”: With respect to any L/C, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer”: Bank of America, N.A.

"Jimmy’Z”: Jimmy’Z Surf Co., Inc., a Delaware corporation with an address of 112 West 34th Street, New York, New York 10120, a wholly owned Subsidiary of the Borrower.

“L/C”: Any letter of credit, the issuance of which is procured by the Lender for the account of the Borrower and any banker’s acceptance made on account of such letter of credit.

“Lease”: Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space.

“Lender”: Defined in the Preamble to this Agreement.

“Lender’s Rights and Remedies”: Is defined in Section 11-6.

“Letter of Credit Rights”: Has the meaning given that term in the UCC and also shall refer to any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or at the time is entitled to demand payment or performance.

“Liabilities” (in the singular, “Liability”): Includes, without limitation, all and each of the following, whether now existing or hereafter arising:

(a)           Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and description under the Loan Documents.

(b)           Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Lender under the Loan Documents (including all future advances whether or not made pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender may hold against the Borrower under the Loan Documents.

(c)           All notes and other obligations of the Borrower now or hereafter assigned to or held by the Lender with respect to the Loan Documents, each of every kind, nature, and description.

(d)           All interest, fees, and charges and other amounts which may be charged by the Lender to the Borrower under the Loan Documents and/or which may be due from the Borrower to the Lender under the Loan Documents from time to time.

(e)           All costs and expenses incurred or paid by the Lender in respect of any of the Loan Documents (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and litigation costs and expenses).

(f)           Any and all covenants of the Borrower to or with the  Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with under Loan Documents.

(f)           All obligations on account of Bank Products and Cash Management Services.

(g)           Each of the foregoing as if each reference to the “Lender “ therein were to each Affiliate of the Lender.

"Line (Unused) Fee”: Is defined in Section 2-13.

“Liquidity Requirement”: With respect to any acquisition or payment, (i) no Suspension Event or Event of Default then exists or would arise from the consummation of the specified transaction and the making of any payments with respect thereto, (ii) the Borrower has furnished the Lender with a pro forma balance sheet, income statement and cash flow statement (including, without limitation, a projection of Availability) for the subsequent 12 month period, after giving effect to the consummation of the specified transaction and the making of any payments with respect thereto; and (iii) the Lender is reasonably satisfied that Availability, after giving effect to such specified transaction and the making of any payments with respect thereto, will be at least equal to 20% of the Borrowing Base for the 12 months following such specified transaction and the making of such payments; and (iv) the Lender is reasonably satisfied that, after giving effect to such specified transaction and the making of any payments with respect thereto, the Borrower will be solvent.

“Loan Account”: Is defined in Section 2-7.

“Loan Ceiling”: $150,000,000.00.

“Loan Documents”: This Agreement, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction which arises out of any depository, letter of credit, interest rate protection, foreign exchange or other hedging agreement, or equipment leasing services provided by the Lender or any Affiliate of the  Lender, as each may be amended from time to time.

“Loan Party” or “Loan Parties”: individually and collectively the Borrower and each Guarantor.

“Material Accounting Change”: Any change in GAAP applicable to accounting periods subsequent to the Borrower’s fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower’s financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place.

“Material Adverse Effect”: A material adverse effect upon (i) the  Loan Parties  business, properties, operations or financial affairs, taken as a whole, or (ii) the Collateral, taken as a whole, or (iii) the ability of the Loan Parties to perform their respective obligations under this Agreement and the other Loan Documents, taken as a whole, or (iv) the validity, enforceability, perfection or priority of this Agreement or the other Loan Documents or of the rights and remedies of the Lender under any Loan Document, taken as a whole.

“Maturity Date”: November 13, 2012.

“Operating Account”: Is defined in Section 7-3.

“Participant”: Is defined in Section 14-14, hereof.

“Payment Intangibles”: Has the meaning given that term in the UCC and shall also refer to any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Permitted Acquisition”: The investment in, the purchase of stock of, or the purchase of all or a substantial part of the assets or properties of any Person, or the entering into of any transaction, merger (with the Borrower as the surviving entity), consolidation or exchange of securities with any Person, in which each of the following conditions are satisfied:

(a)           The type of business of such Person is generally the same type of business (or is included in the types of business) in which the Borrower is engaged or a business reasonably related thereto.

(b)           Immediately after giving effect to the transaction, the Liquidity Requirement is satisfied.

(c)           Prior to and immediately after giving effect to the transaction, no Suspension Event exists or will arise.

(d)           The aggregate consideration (exclusive of the value of any common equity of the Borrower issued or delivered in connection with such transaction) however classified, whether cash, property or assumption of Indebtedness, in connection with all such transactions shall not exceed $100,000,000.00 in any fiscal year.

(e)           All action required to be undertaken pursuant to Section 4-18(f) by any Subsidiary created in connection with such transaction has been completed to the reasonable satisfaction of the Lender.

“Permitted Encumbrances”: Those Encumbrances permitted as provided in Section 4-6(a) hereof.

“Person”: Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

“Prime Rate”: For any day, the higher of: (a) the variable annual rate of interest then most recently announced by Bank of America, N.A. at its head office in Charlotte, North Carolina as its  “Prime Rate”; and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% (0.50%) per annum.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.  If for any reason the Lender shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Lender to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in Bank of America’s Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in Bank of America’s Prime Rate or the Federal Funds Effective Rate, respectively.

“Proceeds”: Includes, without limitation, “Proceeds” as defined in the UCC (defined below), and each type of property described in Section 8-1 hereof.

“Receipts”: All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral.

“Receivables Collateral”: That portion of the Collateral which consists of the Loan Parties’ Accounts, Accounts Receivable, General Intangibles for the payment of money, Chattel Paper, Instruments, Investment Property, letters of credit for the benefit of a Loan Party, and bankers’ acceptances held by a Loan Party, and any rights to payment.

"Related Entity": (a) Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, Subsidiary, or Affiliate, of the Borrower; could have such enterprise’s tax returns or financial statements consolidated with the Borrower’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member; controls or is controlled by the Borrower or by any Affiliate of the Borrower.

(b)           Any Affiliate.

"Requirement of Law": As to any Person:

(a)           (i)           All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, governmental panel, or other governmental body which has jurisdiction over such Person, or any property of such Person.

(b)           That Person’s charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and

(c) that Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

“Reserves”: Without duplication of any other reserves or items that are otherwise addressed or excluded either through eligibility criteria or in the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Lender, such reserves as the Lender from time to time determines in its reasonable discretion exercised in good faith as being necessary or appropriate (a) to reflect the impediments to the Lender’s ability to realize upon the Collateral, (b) to reflect costs, expenses and other amounts that the Lender may incur or be required to pay to realize upon the Collateral, including, without limitation, on account of rent, customs and duties and Permitted Encumbrances, (c) to reflect changes in the determination of the saleability, at retail, of Acceptable Inventory, (d) to reflect such other factors as negatively affect the market value of the Acceptable Inventory, (e) on account of gift cards, gift certificates, merchandise credits and customer deposits, (f) Cash Management Reserves, and (g) Bank Product Reserves.

“Responsible Officer”: means the chief executive officer, chief operating officer, president, chief financial officer, general counsel, chief accounting officer, treasurer, controller, vice president of finance of a Loan Party or any of the other individuals designated in writing to the Lender by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Revolving Credit”: Is defined in Section 2-1.

“Revolving Credit Note”: Is defined in Section 2-8.

“Revolving Credit Loan”: A term of convenience which refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period.

“Second Amendment Effective Date”: The date upon which the conditions precedent set forth in Article 3 hereof have been satisfied or waived and this Agreement has become effective.

“Secured L/Cs”: L/Cs which have been secured in the manner provided pursuant to Section 2-19 hereof.

"Seller": Federated Specialty Stores, Inc., an Ohio corporation.

“Statutory Reserve Rate”: A fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Lender is subject with respect to the Adjusted Eurodollar Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Stated Amount”: The maximum amount for which an L/C may be honored.

“Subordinated Indebtedness”: Indebtedness the payment of principal and interest of which is expressly subordinated in right of payment to the Liabilities, in such form and on such terms (which may include the payment of current interest until the occurrence, and during the continuance, of a Suspension Event) as are reasonably acceptable to the Lender.

“Subsidiary”: As to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which at least fifty percent (50%) or more of the ordinary voting power (or equivalent interests) for the election of a majority of the board of directors (or other equivalent governing body) of such entity is held or controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; or which is otherwise controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person through the exercise of voting power or otherwise.

“Supporting Obligation”: Has the meaning given that term in the UCC and shall also refer to a Letter of Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument or Investment Property.

“Suspension Event”: Any occurrence, circumstance, or state of facts which (a) is an Event of Default, which is continuing; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

“Termination Date”: The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10-12 hereof; or (c) date set by notice by the Lender to the Borrower, which notice sets the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-12 hereof.

“Trust Deposit Accounts”:  Depository accounts established by the Loan Parties the proceeds of which are to be utilized solely for the payment of sales taxes, ad valorem taxes, withholding taxes and other similar taxes, and other depository accounts established by the Loan Parties for which such Loan Party is a trustee or other fiduciary for any other Persons.

“UCC”: The Uniform Commercial Code as presently in effect in Massachusetts, provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; providedfurther that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Massachusetts, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Unreimbursed L/C Obligations”: The then unpaid reimbursement obligations in respect of L/Cs which have been drawn, but which have not been repaid either by an advance under the Revolving Credit in accordance with the provisions of Section 2-17(e) hereof or otherwise.

Article 2 - The Revolving Credit:

2-1. Establishment of  Revolving Credit.

(a) The Lender hereby establishes a revolving line of credit (the “Revolving Credit”) in the Borrower’s favor pursuant to which the Lender, subject to, and in accordance with, this Agreement, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, up to the maximum amount of the Lender’s Dollar Commitment; provided that the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling, or (B) the Borrowing Base.

(b) The proceeds of borrowings under the Revolving Credit shall be used solely for working capital and general corporate purposes of the Borrower, including, without limitation, the repurchase of the Borrower’s capital stock, and for its Capital Expenditures, all solely to the extent permitted by this Agreement.

2-2. Intentionally Omitted.

2-3. Intentionally Omitted.

2-4. Risks of Value of Collateral»

.           The Lender’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Lender relative to the actual value of the asset in question.  All risks concerning the collectability of the Borrower’s Accounts and the saleability of the Borrower’s Inventory are and remain upon the Borrower.  All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

2-5. Loan Requests.

(a) Subject to the provisions of this Agreement, a loan or advance under the Revolving Credit duly and timely requested by the Borrower shall be made pursuant hereto, provided that:

(i) Availability will not be exceeded;

(ii) If Aggregate Outstandings exceed $75,000,000, no loans, advances or other financial accommodations shall be made if as a result thereof the Aggregate Outstandings would exceed $100,000,000 until such time as the Lender has completed, and received the results of a commercial finance audit and inventory appraisal in accordance with the provisions of Section 5-10 hereof.

(iii) The Revolving Credit has not been suspended as provided in Section 2-5(h).

(b) Requests for loans and advances under the Revolving Credit may be requested by the Borrower in such manner as may from time to time be reasonably acceptable to the Lender.

(c) Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving the Lender notice no later than the following:

(i) If such Revolving Credit Loan is or is to be converted to a Base Rate Loan: By 1:00 PM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted.  Base Rate Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00 (or the then Availability if less than $10,000.00).

(ii) If such Revolving Credit Loan is, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00 PM two (2) Eurodollar Business Days before the end of the then applicable Interest Period.  Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $1,000,000.00 in excess of such minimum.

(iii) Any Eurodollar Loan which matures while a Suspension Event is extant shall be converted, at the option of the Lender to a Base Rate Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Eurodollar Loan.

(d) Any request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.  Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be reasonably acceptable to the Lender

(e) The Borrower may request that the Lender cause the issuance of L/C’s for the account of the Borrower as provided in Section 2-17.

(f) The Lender may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Lender, in good faith, reasonably believes to have been made by a Person duly authorized to act on behalf of the Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Lender’s being furnished with such documentation concerning that Person’s authority to act as may be reasonably satisfactory to the Lender.

(g) A request by the Borrower for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct:

(i) There has been no material adverse change in the Borrower’s financial condition from the most recent financial information furnished to the Lender pursuant to this Agreement.

(ii) All or a portion of any loan or advance so requested will be set aside by the Borrower to cover all of the Borrower’s obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.

(iii) Each representation which is made herein or in any of the Loan Documents (defined below) is then true and complete in all material respects as of and as if made on the date of such request (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date).

(iv) No Suspension Event is then extant.

(h) Upon the occurrence, and during the continuance, from time to time of any Suspension Event:

(i) The Lender may suspend the Revolving Credit immediately.

(ii) The Lender shall not be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.

(iii) The Lender may suspend the right of the Borrower to request any Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan.

2-6. Making of Loans Under Revolving Credit.

(a) A loan or advance under the Revolving Credit  shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrower.

(b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrower shall be indebted to the Lender for the amount thereof immediately) at the following:

(i) The Lender’s initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrower’s instructions (if such loan or advance is of funds requested by the Borrower).

(ii) The charging of the amount of such loan to the Loan Account (in all other circumstances).

(c) There shall not be any recourse to or liability of the Lender, on account of:

(i) Any delay in the making of any loan or advance requested under the Revolving Credit unless due to the Lender’s gross negligence or willful misconduct.

(ii) Any delay in the proceeds of any such loan or advance constituting collected funds.

(iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Borrower.

2-7. The Loan Account.

(a) An account (“Loan Account”) shall be opened on the books of the Lender. A record may be kept in the Loan Account of all loans made under or pursuant to this Agreement and of all payments thereon.

(b) The Lender may also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Lender on account of the Liabilities and of all credits against such amounts so owed.

(c) All credits against the Liabilities shall be conditional upon final payment to the Lender of the items giving rise to such credits.  The amount of any item credited against the Liabilities which is charged back against the Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

(d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand.

(e) The Lender, without the request of the Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Availability’s being exceeded.  Such action on the part of the Lender shall not constitute a waiver of the Lender’s rights and Borrower’s obligations under Section 2-9(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-7(e) shall bear interest, subject to Section 2-10(f), at the Prime Rate.

(f) Absent manifest error, any statement rendered by the Lender to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Lender with written objection thereto within sixty (60) days from the receipt of such statement, which written objection shall indicate, with particularity, the reason for such objection.  The Loan Account and the Lender’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

2-8. The Revolving Credit Notes»

.  The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a promissory note (a “Revolving Credit Note”) in the form of EXHIBIT 2-8, annexed hereto, executed by the Borrower.  Neither the original nor a copy of the Revolving Credit Note shall be required, however, to establish or prove any Liability.  In the event that the Revolving Credit Note is ever lost, mutilated, or destroyed, upon receipt of an indemnification with respect to the lost Revolving Credit Note from the Lender in form and substance reasonably satisfactory to the Borrower and the Lender, the Borrower shall execute a replacement thereof and deliver such replacement to the Lender.

2-9. Payment of The Loan Account.

(a) The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date. Such payments shall be applied first to Base Rate Loans and only then to Eurodollar Loans.

(b) The Borrower, without notice or demand from the Lender, shall pay the Lender that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account does not exceed Availability. Such payments shall be applied first to Base Rate Loans and only then to Eurodollar Loans.

(c) Subject to the provisions of Section 7-5(c) hereof, the Lender shall endeavor to cause those applications of payments (if any), pursuant to Sections 2-9(a) and 2-9(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Lender’s failure to have done so.  In no event shall action or inaction taken by the Lender excuse the Borrower from any indemnification obligation under Section 2-9(e).

(d) The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.

(e) The Borrower shall indemnify the Lender and hold the Lender harmless from and against any loss, cost or expense (excluding loss of anticipated profits) which the Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:

(i) Default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans.

(ii) Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

(iii) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain any such Loans as “breakage fees” (so-called).

2-10. Interest Rates.

(a) Each Revolving Credit Loan shall bear interest at the Prime Rate plus the Applicable Margin for Base Rate Loans unless timely notice is given (as provided in Section 2-5(a)) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.

(b) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Loans.

(c) Subject to the provisions hereof, the Borrower, by notice to the Lender, may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Prime Rate or the Adjusted Eurodollar Rate as specified from time to time by the Borrower.

(d) The Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Prime Rate, there are more than six (6) Interest Periods for Eurodollar Loans applicable to the Revolving Credit Loans at any one time.

(e) The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:

(i) On the applicable Interest Payment Date for that Revolving Credit Loan.

(ii) On the Termination Date and on the End Date.

(iii) Following the occurrence, and during the continuance, of any Event of Default, with such frequency as may be determined by the Lender.

(f) Following the occurrence, and during the continuance, of any Default Interest Event (and whether or not the Lender exercises the Lender’s rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Lender, at a rate which is the aggregate of the interest rate then in effect plus two percent (2%) per annum.

(g) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).

2-11. Additional Fees.

In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Lender a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each month, commencing with the first month immediately following the Second Amendment Effective Date (and on the Termination Date).  The Line (Unused) Fee shall be equal to Applicable Margin for Line (Unused) Fee per annum multiplied by the difference during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling and the Average Outstandings.

2-12. Intentionally Omitted.

2-13. Line (Unused Fee).

In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Lender a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each month, commencing with the first month immediately following the Second Amendment Effective Date (and on the Termination Date).  The Line (Unused) Fee shall be equal to Applicable Margin for Line (Unused) Fee per annum multiplied by the difference during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling and the Average Outstandings.

2-14. Intentionally Omitted

2-15. Concerning Fees.

The Borrower shall not be entitled to any credit, rebate or repayment of the Commitment Fee, Line (Unused) Fee or other fee previously earned by the Lender pursuant to this Agreement notwithstanding any termination of this Agreement or suspension or termination of the Lender’s obligation to make loans and advances hereunder.

2-16. Lender’s Discretion.

Each reference in the Loan Documents to the exercise of discretion or the like by the Lender shall be to its exercise of its reasonable judgement, in good faith, based upon the Lender’s consideration of any such factor as the Lender reasonably deems appropriate.

2-17. Procedures For Issuance of L/C’s.

(a) The Borrower may request that the Lender cause the issuance of L/C’s for the account of the Borrower.  Each such request shall be in such manner as may from time to time be acceptable to the Lender.

(b) Subject to the provisions of Section 2.5(a)(ii), the Lender will endeavor to cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-5(h) and if so issued:

(i) The aggregate Stated Amount of all L/C’s then outstanding, does not exceed Forty Million Dollars and No Cents ($40,000,000.00).

(ii) The expiry of the L/C is not later than the Maturity Date.

(iii) Availability would not be exceeded.

(iv) Intentionally Omitted.

(c) The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be reasonably required by the Issuer.

(d) There shall not be any recourse to, nor liability of, the Lender on account of

(i) Any delay by an Issuer to issue an L/C;

(ii) Any action or inaction of an Issuer on account of or in respect to, any L/C.

(e) The Borrower shall reimburse the Issuer for the amount of any drawing under an L/C on the same Business Day of such drawing.  The Lender, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Lenders become obligated on account of, or in respect to, any L/C.  Such advance shall be made whether or not a Suspension Event is then extant or such advance would result in Availability’s being exceeded.  Such action shall not constitute a waiver of the Lender’s rights under Section 2-9(b) hereof.

2-18. Fees For L/C’s.

(a) The Borrower shall pay to the Lender a fee, on account of L/C’s, the issuance of which had been procured by the Lender, monthly in arrears, and on the Termination Date and on the End Date, equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the three month period then ended:

(i) Standby Letters of Credit: At a per annum rate equal to the then Applicable Margin for Eurodollar Loans;

(ii) Commercial Letters of Credit: At a per annum rate equal to fifty percent (50%) of the then Applicable Margin for Eurodollar Loans.

(iii) After the occurrence and during the continuance of an Event of Default, effective upon written notice from the Lender, the L/C fees shall be increased by an amount equal to two percent (2%) per annum.

(b) In addition to the fee to be paid as provided in Subsection 2-18(a), above, the Borrower shall pay to the Lender (or to the Issuer, if so requested by Lender), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.

2-19. Cash Collateralization of L/Cs.

(a) With respect to L/Cs with a scheduled expiry after the Maturity Date, thirty (30) days prior to the Maturity Date, and

(b)           with respect to all L/Cs, upon the Lender’s request after the occurrence, and during the continuance, of any Event of Default hereunder,

the Borrower shall deposit in an account with the Lender, an amount in cash equal to 103% of the then Stated Amount of all outstanding L/Cs.  Such deposit shall be held by the Lender as collateral for the payment and performance of the Liabilities.  The Lender shall have the exclusive dominion and control over such account.  Such deposits shall not bear interest.  Monies in such account shall be automatically applied by the Lender to reimburse the Issuer for any honoring of any L/Cs, together with any other amounts owed to the Issuer, and after all L/Cs have been so reimbursed or otherwise expired, any remaining balance shall be applied in reduction of the Liabilities.  In lieu of depositing such cash with the Lender the Borrower may furnish the Lender, with a so-called “back-to-back” letter of credit in form and substance and issued by a bank reasonably satisfactory to the Lender in its sole and absolute discretion, in an amount equal to 103% of the then Stated Amount of all outstanding L/Cs.  Drawings under such “back-to-back” letters of credit shall be applied by the Lender to the Liabilities in the manner set forth above with respect to the cash collateral account.  If no Event of Default then exists, the cash collateral deposited with the Lender and/or the amount of the “back-to-back” letters of credit may be reduced by an amount equal to any reduction from time to time in the Stated Amount of all outstanding L/Cs (other than on account of drawings thereunder).

2-20. Concerning L/C’s.

(a) None of the Issuer, the Issuer’s correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

(i) The performance by any beneficiary under any L/C of that beneficiary’s obligations to the Borrower.

(ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order, except to the extent that such Issuer, Issuer’s correspondents, or advising, negotiating, or paying bank has actual knowledge of any of the foregoing.

(b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

(c) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to:

(i) Select an advising bank, if any.

(ii) Select a paying bank, if any.

(iii) Select a negotiating bank.

(d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower.  The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). Neither the Lender nor the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except for their gross negligence or willful misconduct.

(e) The Lender’s, and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

(f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, (i) the rules of the ISP shall apply to each standby L/C, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial L/C.

(g) If any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Lender, any or any Issuer has an obligation to lend to fund drawings under any L/C; or

(ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2-20(g)(i) or 2-20(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Lender and delivery by the Lender to the Borrower of a certificate of an officer of the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate such Issuer for such increased cost;  provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Lender’s furnishing notice hereunder.   Any Issuer’s determination of costs incurred under Section 2-20(g)(i) or 2-20(g)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrower, absent manifest error.

(h) The obligations of the Borrower under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

(i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.

(ii) Any amendment or waiver of, or consent to the departure from, any L/C.

(iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.

2-21. Changed Circumstances.

(a) The Lender may give the Borrower notice of the occurrence of the following:

(i) The Lender shall have determined in good faith (which determination shall be final and conclusive) on any day on which the rate for a Eurodollar Loan would otherwise be set, that adequate and fair means do not exist for ascertaining such rate.

(ii) The Lender shall have determined in good faith (which determination shall be final and conclusive) that:

(A) The continuation of or conversion of any Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law).

(B) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

(b) In the event that the Lender gives the Borrower notice of an occurrence described in Section 2-21(a), then, until the Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply:

(i) The obligation of the Lender to make Eurodollar Loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.

(ii) Any notice which the Borrower had given the Lender with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Lender’s having given notice pursuant to Section 2-21(a), shall be deemed to be a request for a Base Rate Loan.

(c) Notwithstanding the foregoing, the Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow the Lender or its lending office to continue to make Eurodollar Loans.

2-22. Increased Costs»

.  If there is adopted after the date hereof any requirement of law, or if there is any new interpretation or application of any law after the date hereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:

(a) subjects the Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrower to the Lender under this Agreement (except for taxes on the Lender’s overall net income or capital imposed by the jurisdiction in which the Lender’s principal or lending offices are located or in which the Lender is organized);

(b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of the Lender;

(c) imposes on the Lender any other condition with respect to any Loan Document; or

(d) imposes on the Lender a requirement to maintain or allocate capital in relation to the Liabilities;

and the result of any of the foregoing, in the Lender’s reasonable opinion, is to increase the cost to the Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by the Lender in respect of any loan, advance or financial accommodation by an amount which the Lender deems to be material, then upon the Lender’s giving written notice thereof to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Lender, upon receipt of such notice, that amount which shall compensate the Lender for such additional cost or reduction in income, provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Lender’s furnishing notice hereunder.

Notwithstanding the foregoing, the Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow the Lender or its lending office to avoid the imposition of such increased costs.

2-23. Lender’s Commitments.

(a) The Dollar Commitments, Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the  assignment of Dollar Commitments and Commitment Percentages with other Persons who determine to become “Lenders”, provided, however, that

(i) Unless an Event of Default has occurred and is continuing (in which event, no consent of the Borrower is required) any assignment (other than an assignment to a then Lender) shall be subject to the prior consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Lender with written objection, not more than five (5) Business Days after the Lender shall have given the Borrower written notice of a proposed assignment).

(ii) Any such assignment or reallocation shall be on a pro-rata basis such that each reallocated or assigned Dollar Commitment to any Person remains the same percentage of the overall Commitment (in terms of dollars) as the reallocated Commitment Percentage is to such Person.

(iii) No such assignment shall be in an amount less than Ten Million Dollars ($10,000,000.00), or, if less, the total Dollar Commitment of such assigning Lender.

(b) Upon written notice given the Borrower from time to time by the Lender, of any assignment or allocation referenced in Section 2-23(a):

(i) The Borrower shall execute replacement one or more Revolving Credit Notes to reflect such changed Dollar Commitments, Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Lender (which promptly thereafter shall deliver to the Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrower, the Lender, in lieu of causing the Borrower to execute one or more new Revolving Credit Notes, may issue the Lender’s Certificate confirming the resulting Commitments and Commitment Percentages.

(ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter.

(iii) The Borrower shall maintain a register identifying the Lenders from time to time.

(c) Intentionally Omitted.

Article 3 - Conditions Precedent:

3-1. As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3-2 through and including 3-5, (each in form and substance reasonably satisfactory to the Lender) shall have been delivered to the Lender, and the conditions respectively described in Sections 3-6 through and including 3-15, shall have been satisfied:

3-2. Corporate Due Diligence.

(a) A Certificate of corporate good standing issued by the Secretary of State of each State in which a Loan Party is organized.

(b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of a Loan Party’s business conducted or assets owned would reasonably be expected to require such qualification.

(c) A Certificate of each Loan Party’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

3-3. Opinion. An opinion of counsel to the Loan Parties in form and substance reasonably satisfactory to the Lender.

3-4. Additional Documents.Such additional instruments and documents as the Lender or its counsel reasonably may require or request.

3-5. Officers’ Certificates.  Certificates executed by the President and the Chief Financial Officer of the Borrower and stating that the representations and warranties made by the Loan Parties to the Lender in the Loan Documents are true and complete in all material respects as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.

3-6. Representations and Warranties.  Each of the representations made by or on behalf of the Loan Parties in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of a Loan Party shall be true and complete in all material respects as of the date as of which such representation or warranty was made.

3-7. Borrowing Base Certificate.  The Lender shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on October 31, 2007, and executed by a Responsible Officer of the Borrower.

3-8. All Fees and Expenses Paid.  All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses reasonably incurred by the Lender in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Lender) shall have been paid (to the extent then invoiced).

3-9. Financial Projections.  The Lender shall have received and be satisfied with a detailed forecast for the period commencing on the Closing Date through the fiscal year ending on or about January 31, 2009, which shall include an Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by quarter, each prepared in conformity with GAAP and consistent with the Borrower’s current practices.

3-10. Borrower’s Assets.  The Lender shall have received a copy of the results of the Loan Parties’ most recent physical inventory and such results shall be reasonably satisfactory to the Lender.  In addition, the Lender shall be reasonably satisfied that the inventory of each Loan Party is located at such places or is in transit to such Loan Party and is in the amounts and of the quality and value previously represented by the Borrower to the Lender and the Lender shall have received such reports, material and other information concerning the inventory and the Loan Parties’ suppliers as shall reasonably satisfy the Lender in its sole discretion.

3-11. Lien Search.  The Lender shall have received results of searches or other evidence satisfactory to the Lender (in each case dated as of a date reasonably satisfactory to the Lender) indicating the absence of liens on the assets of the Loan Parties, except for Permitted Encumbrances and liens for which termination statements and releases reasonably satisfactory to the Lender are being tendered concurrently with the establishment of the Revolving Credit.

3-12. Perfection of Collateral.  The Lender shall have filed all such financing statements and given all such notices as may be necessary for the Lender to perfect its security interest in such of the Collateral as to which the Lender determines to perfect its security interests and to assure its first priority status (subject only to Permitted Encumbrances).

3-13. Insurance.  The Lender shall be reasonably satisfied with the Loan Parties’ insurance arrangements and shall have received all documentation requested in connection with such insurance including, documentation naming the Lender as “loss payee” under each policy.

3-14. No Suspension Event.  No Suspension Event shall then exist.

3-15. No Adverse Change.  No event shall have occurred or failed to occur, which occurrence or failure reasonably would be expected to have a Material Adverse Effect.

3-16. Execution and Delivery of Agreement.  This Agreement shall have been duly executed and delivered by the parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

No document shall be deemed delivered to the Lender until received and accepted by the Lender at its head offices in Boston, Massachusetts.  Under no circumstances will this Agreement take effect until executed and accepted by the Lender at said head office.

Article 4 - General Representations, Covenants and Warranties:

To induce the Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon), the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement.

4-1. Payment and Performance of Liabilities.  The Borrower shall pay each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

4-2. Due Organization - Corporate Authorization - No Conflicts.

(a) Each Loan Party presently is and shall hereafter remain in good standing in its State of organization and each is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Loan Parties’ assets or operation of the Loan Parties’ business, such qualification is necessary, except where the failure to so qualify would not have a Material Adverse Effect.

(b) Each Related Entity as of the date hereof is listed on EXHIBIT 4-2, annexed hereto.  Each Subsidiary is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity’s assets or the operation of such entity’s business, such qualification may be necessary, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.  The Borrower shall provide the Lender with prior written notice of any entity’s becoming or ceasing to be a Related Entity.

(c) No Loan Party shall change its State of incorporation or its taxpayer identification number.

(d) Each Loan Party has all requisite corporate power and authority to execute and deliver all Loan Documents to which such Loan Party is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.

(e) The execution and delivery by the Loan Parties of each Loan Document to which it is a party; the Loan Parties’ consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security interests by the Loan Parties as contemplated hereby); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

(i) Have been duly authorized by all necessary corporate action.

(ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of such Loan Party.

(iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

(f) The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

4-3. Trade Names.

(a) EXHIBIT 4-3, annexed hereto, is a listing of:

(i) All names under which the Loan Parties conducted their business within the past five (5) years.

(ii) All entities and/or persons with whom the Loan Parties consolidated or merged within the past five (5) years, or from whom the Loan Parties, within the past five (5) years, acquired in a single transaction or in a series of related transactions substantially all of such entity’s or person’s assets.

(b) No Loan Party will change its name or conduct its business under any name not listed on EXHIBIT 4-3 except (i) upon not less than twenty-one (21) days prior written notice (with reasonable particularity) to the Lender and (ii) in compliance with all other provisions of this Agreement.

4-4. Intellectual Property.

(a) The Loan Parties each owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Loan Parties’ conduct of their respective business.

(b) The conduct by the Loan Parties of their respective business does not presently infringe in any manner which could reasonably be expected to have a Material Adverse Effect (nor will the Loan Parties conduct their businesses in the future so as to infringe  in any manner which could reasonably be expected to have a Material Adverse Effect) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.

4-5. Locations.

(a) The Collateral, and the books, records, and papers of Loan Parties pertaining thereto, are kept and maintained solely at, or in transit to and from, the Loan Parties’ chief executive offices at

(i) 112 West 34th Street, New York, New York 10120

(ii) 201 Willowbrook Blvd., Wayne, New Jersey 07470

(iii) those locations which are listed on EXHIBIT 4-5 annexed hereto, as such EXHIBIT may be amended from time to time, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained.

(b) No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4-5 except:

(i) to accomplish sales of Inventory in the ordinary course of business; or

(ii) to move Inventory, Equipment and other assets  from one such location to another such location; or

(iii) to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

(iv) to accomplish other dispositions permitted pursuant to Section 4-12(d) hereof.

(v) otherwise upon thirty (30) days prior written notice to the Lender.

(c) Except (i) with respect to Inventory delivered to a processor for finishing, (ii) with respect to Inventory in transit, and (iii) as otherwise disclosed pursuant to, or permitted by, this Section 4-5, no tangible personal property of a Loan Party is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

4-6. Title to Assets.

(a) Each of the Loan Parties is, and shall hereafter remain, the owner of, or holder of subsisting license or leasehold rights in and to, the Collateral free and clear of all Encumbrances with the exceptions of the following (the “Permitted Encumbrances”):

(i) Encumbrances in favor of the Lender.

(ii) Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto.

(iii) Purchase money security interests in Equipment to secure Indebtedness otherwise permitted hereby.

(iv) Encumbrances for taxes, governmental assessments or charges in the nature of taxes not yet due or which are being contested in good faith by appropriate proceedings as to which adequate reserves are maintained on the books of the Loan Parties in accordance with GAAP.

(v) Encumbrances in respect of property or assets of the Loan Parties imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, customs broker’s, materialmen’s, repairmen’s, and mechanics’ liens and other similar Encumbrances, in each case in respect of obligations not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings.

(vi) Utility deposits and pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation.

(vii) Encumbrances arising under Capital Leases.

(viii) Encumbrances resulting from the sale, transfer and assignment of retail Accounts to credit card processors.

(ix) Deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, all to the extent such obligations are otherwise permitted hereunder.

(x) Encumbrances on Equipment of a Person which becomes a Subsidiary after the date hereof pursuant to, and Equipment acquired in connection with, a Permitted Acquisition, provided that (A) such Encumbrances existed at the time such Person became a Subsidiary or such Equipment was acquired and were not created in anticipation of the acquisition, and (B) any such Encumbrance does not cover any other assets of such Person after it became a Subsidiary or any other assets of the Loan Parties after such Equipment was acquired, and (C) such Encumbrance does not secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person became a Subsidiary or the time of such acquisition.

(xi) Encumbrances consisting of the right of setoff of a customary nature or bankers’ liens on amounts on deposit incurred in the ordinary course of business.

(xii) Encumbrances on goods in favor of customs and revenue authorities which secure the payment of customs duties in connection with the importation of such goods, which obligations are not overdue.

(xiii) Encumbrances constituting precautionary filings by lessors and bailees with respect to assets which are leased or entrusted to a Loan Party but in which assets such Loan Party has mere possessory rights.

(xiv) Encumbrances arising from judgments which do not result in an Event of Default under Section 10-10 hereof.

(b) No Loan Party has or shall have possession of any property on consignment.

(c) No Loan Party shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:

(i) Equipment which is merely incidental to the conduct of a Loan Party’s business.

(ii) Equipment, the acquisition or right to use of which has been consented to by the Lender, which consent may be conditioned upon the Lender’s receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Lender.

(iii) Equipment, the acquisition of which is permitted pursuant to  Section 4-7(c) hereof or which is the subject of an operating lease (but not Capital Leases).

4-7. Indebtedness.  No Loan Party has or shall hereafter have any Indebtedness with the exceptions of:

(a) Any Indebtedness to the Lenders.

(b) The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto.

(c) Capital Lease obligations and purchase money Indebtedness not to exceed the aggregate principal amount outstanding in excess of $25,000,000.00, and extensions, renewals and refinancings thereof  on terms no less favorable in any material respect to the Loan Parties than the Indebtedness or Capital Lease being refinanced.

(d) Subordinated Indebtedness.

(e) Other Indebtedness not to exceed $50,000,000.00 outstanding at any time.

4-8. Insurance Policies.

(a) EXHIBIT 4-8, annexed hereto, is a schedule of all material insurance policies owned by the Loan Parties or under which the Loan Parties are the named insured as of the date hereof .  Each of such policies is in full force and effect.  None of the issuers (to the Borrower’s knowledge) of any such policy, have provided notice that the Loan Parties are in default or violation of any such policy.

(b) The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Lender .  The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Loan Parties, however, that such requirements may change hereafter to reflect changing circumstances.  All insurance carried by the Loan Parties shall provide for a minimum of fourteen (14) days’ written notice of cancellation to the Lender and all such insurance which covers the Collateral shall include an endorsement in favor of the Lender, as loss payee and additional insured, which endorsement shall provide that the insurance, to the extent of the Lender’s interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Loan Parties or by the failure of the Loan Parties to comply with any warranty or condition of the policy.  In the event of the failure by the Loan Parties to maintain insurance as required herein, the Lender , at its option, may obtain such insurance, provided, however, the Lender’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance.  The Loan Parties shall furnish to the Lender certificates or other evidence satisfactory to the Lender regarding compliance by the Loan Parties with the foregoing insurance provisions.

(c) After the occurrence, and during the continuance, of an Event of Default, the Loan Parties shall each advise the Lender of each claim made by a Loan Party under any policy of insurance which covers the Collateral and will permit the Lender, at the Lender’s option in each instance, to the exclusion of the Loan Parties, to conduct the adjustment of each such claim. The Loan Parties each hereby appoint the Lender as such Loan Party’s attorney in fact, exercisable after the occurrence, and during the continuance, of an Event of Default, to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance.  This appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.  The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith.  The Lender may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Lender may determine.

4-9. Licenses.  Each material license, distributorship, franchise, and similar agreement issued to, or to which a Loan Party is a party is in full force and effect.  To the Borrower’s knowledge, no party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement.

4-10. Leases.  EXHIBIT 4-10, annexed hereto, is a schedule of all presently effective Capital Leases (other than Capital Leases the total obligations under which do not aggregate more than $100,000).  EXHIBIT 4-5 includes a list of all other presently effective Leases.  Each of such Leases and Capital Leases presently is in full force and effect.  As of the date hereof, no party to any such Lease or Capital Lease is in default or violation in any material respect of any such Lease or Capital Lease (for which the Loan Party has not received an indemnification from the Seller) and no Loan Party has received any notice or threat of cancellation of any such Lease or Capital Lease.  Each Loan Party hereby authorizes the Lender at any time and from time to time after the occurrence, and during the continuance, of an Event of Default to contact any of the Loan Party’s landlords in order to confirm the Loan Party’s continued compliance with the terms and conditions of the Lease(s) between such Loan Party and that landlord and to discuss such issues, concerning the Loan Party’s occupancy under such Lease(s), as the Lender  may determine.

4-11. Requirements of Law.  Each Loan Party is in compliance with, and shall hereafter comply with and use its respective assets in compliance with, all Requirements of Law, except to the extent that such non-compliance would not reasonably be expected to have a Material Adverse Effect.  No Loan Party has received any notice of any material violation of any Requirement of Law, which violation has not been cured or otherwise remedied.

4-12. Maintain Properties.  The Loan Parties each shall:

(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

(b) Not suffer or cause the waste or destruction of any material part of the Collateral.

(c) Not use any of the Collateral in violation of any policy of insurance thereon.

(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

(i) The sale of Inventory in compliance with this Agreement.

(ii) as long as no Event of Default exists or would arise as a result thereof, the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Loan Parties .

(iii) The surrender, disposition, or expiration of Collateral (such as trademarks and copyrights) no longer used or useful for the conduct of the Loan Parties’ businesses in the ordinary course.

(iv) The turning over to the Lender of all Receipts as provided herein.

(v) The transfer , sale and assignment of retail Accounts to credit card processors.

4-13. Pay Taxes/Tax Shelter Regulations.

(a) Except as disclosed on EXHIBIT 4-13, (i) all tax returns (federal, state, local or foreign) that relate to or include any Loan Party and that are due on or before the date hereof, taking into account any extensions for the filing thereof, have been or will be prepared and timely filed in accordance in all material respects with applicable Requirements of Law, (ii) all such tax returns are or will be correct and complete insofar as they relate to the Loan Parties, and (iii) all taxes (federal, state, local or foreign) for which a Loan Party may be liable that are due (whether or not shown on any tax return) have been or will be paid in full.

(b) Each Loan Party has, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against such Loan Party, or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority, except to the extent such taxes are being contested by a Loan Party in good faith, and adequate reserves are being maintained therefor on Loan Parties books in accordance with GAAP; properly exercise any trust responsibilities imposed upon a Loan Party by reason of withholding from employees’ pay or by reason of a Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Loan Parties; and timely file all tax and other returns and other reports with each governmental authority to whom a Loan Party is obligated to so file, in each case, taking into account any applicable extension periods.

(c) At its option, after the occurrence, and during the continuance, of a Suspension Event, the Lender may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon a Loan Party, or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of a Loan Party’s Employee Benefit Plan as the Lender, in the Lender’s discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Lender’s making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by a Loan Party’s  failure to have made such payment.

(d) The Borrower does not intend to treat the Revolving Credit and the L/Cs and the transactions related thereto as being “reportable transactions” (within the meaning of Treasury Regulation Section 1.6011-4).  In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Lender thereof.  If the Borrower so notifies the Lender, the Borrower acknowledges that the Lender may treat the Revolving Credit and/or its interest in the L/Cs as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Lender, will maintain the lists and other records required by such Treasury Regulation.

4-14. No Margin Stock.  No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U,T, and X of the Board of Governors of the Federal Reserve System of the United States).  No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

4-15. ERISA.  From and after the date hereof, none of the Loan Parties nor any ERISA Affiliate shall, in any manner which could reasonably be expected to have a Material Adverse Effect:

(a) Fail to comply in all material respects with any Employee Benefit Plan.

(b) Fail timely to file all reports and filings required by ERISA to be filed by a Loan Party.

(c) Engage in any non-exempt “prohibited transactions” (as described in ERISA).

(d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Loan Parties on account thereof pursuant to ERISA.

(e) Accumulate any material funding deficiency within the meaning of Section 302 of ERISA.

(f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Loan Parties on account thereof pursuant to ERISA.

(g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

4-16. Hazardous Materials.

(a) Other than matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has ever:

(i) Been legally responsible for any release or threat of release of any Hazardous Material.

(ii) Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by a Loan Party and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel.

(b) The Loan Parties each shall:

(i) Dispose of any Hazardous Material only in compliance with all Environmental Laws, except for dispositions which could not reasonably be expected to have a Material Adverse Effect.

(ii) Not store on any site or vessel occupied or operated by a Loan Party and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Loan Parties’ business and is in compliance with all Environmental Laws or could not reasonably be expected to have a Material Adverse Effect.

(c) The Loan Parties shall provide the Lender with written notice upon such Loan Party obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss a Loan Party may be liable, other than expense or loss that could not reasonably be expected to have a Material Adverse Effect.

4-17. Litigation.  Except as described in EXHIBIT 4-17, annexed hereto, there is not presently pending or threatened by or against the Loan Parties any suit, action, proceeding, or investigation which, if determined adversely to the Loan Parties, would have a material adverse effect upon the Loan Parties ‘s financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.

4-18. Dividends or Investments.  No Loan Party shall:

(a) Pay any dividend or make any other distribution (whether in cash, securities or other property) with respect to any class of its capital stock, or make any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any or its capital stock or any option, warrant or other right to acquire such capital stock except by a Guarantor to the Borrower or unless the Liquidity Requirements are satisfied.

(b) Intentionally Omitted.

(c) Except as provided in Section 4-25 or with respect to Permitted Acquisitions, invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity.

(d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, other than (i) the merger of any of the Borrower’s Subsidiaries with and into the Borrower, and (ii) in connection with any Permitted Acquisitions.

(e) Consolidate any of a Loan Party’s operations with those of any other corporation or other entity, except in connection with any Permitted Acquisition.

(f) Organize or create any Subsidiary, other than in connection with a Permitted Acquisition and only if (i) such Subsidiary guarantees the repayment of the Liabilities and (ii) such Subsidiary grants the Lender a first priority Encumbrance (subject to Permitted Encumbrances) on all of its assets, all of the foregoing satisfactory in form and substance to the Lender.

(g) Subordinate any debts or obligations owed to a Loan Party by any third party to any other debts owed by such third party to any other Person.

(h) Acquire any assets other than Permitted Acquisitions, by the making of Capital Expenditures to the extent permitted hereunder, and other than in the ordinary course and conduct of the Loan Parties business permitted under Section 4-21 hereof.

4-19. Loans.  No Loan Party shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:

(a) Advance payments made to the Loan Parties’ suppliers in the ordinary course.

(b) Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of such Loan Party in the ordinary course of business, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by such Loan Party.

(c) Advances on account of sales of Inventory in the ordinary course of business made on credit and all Accounts arising therefrom.

(d) Provided that the Liquidity Requirements have been satisfied, loans and/or Investment in or to Aeropostale Canada.

(e) Loans and/or Investments by one Loan Party to another in the ordinary course of business.

4-20. Protection of Assets.  The Lender, in the Lender’s reasonable discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Lender may deem necessary to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral.  The Lender shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Lender has had an opportunity to be heard), from which finding no further appeal is available, that the Lender had acted in actual bad faith or in a grossly negligent manner.  The Borrower shall pay to the Lender, on demand, or the Lender, in its reasonable discretion, may add to the Loan Account, all amounts paid or incurred by the Lender pursuant to this section.  The obligation of the Borrower to pay such amounts is a Liability.

4-21. Line of Business.No Loan Party shall engage in any business other than the business in which it is currently engaged (which is agreed to be the design, sourcing, marketing, distribution and sale of apparel products and accessories and the licensing of trade names, trademarks and intellectual property to third Persons in connection with the foregoing), any business reasonably related thereto or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

4-22. Affiliate Transactions.  No Loan Party shall make any payment, nor give any value to any Related Entity except for goods and services actually purchased by such Loan Party from, or sold by such Loan Party to, such Related Entity for a price and on terms which shall not be less favorable to the Loan Party from those which would have been charged in an arms length transaction, except:

(a)  until the occurrence, and during the continuance, of an Event of Default, the Loan Parties may (a) pay management fees at the times and in the amounts, and (b) may maintain and make payments with respect to those transactions, in each case as set forth in EXHIBIT 4-22 hereof;

(b) transactions in the ordinary course of business among the Loan Parties;

(c) provided that the Liquidity Requirements have been satisfied, loans to, payments to, or Investments in Aeropostale Canada.

4-23. Additional Assurances.

(a) Except as set forth on EXHIBIT 4-23, no Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will not be subject to a perfected security or other collateral interest in favor of the Lender (subject only to Permitted Encumbrances) to secure the Liabilities.

(b) Except as set forth on EXHIBIT 4-23, no Loan Parties will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Lender to secure the Liabilities (subject only to Permitted Encumbrances).

(c) The Loan Parties shall each execute and deliver to the Lender such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Lender may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Lender’s security interests in the Collateral; and to comply in all material respects with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral.  The Loan Parties shall each execute all such instruments as may be reasonably required by the Lender with respect to the recordation and/or perfection of the security interests created herein.

(d) Each Loan Party hereby designates the Lender as and for such Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Lender’s security and other collateral interests in the Collateral.

(e) To the full extent permitted by applicable law, a carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4-23 shall be sufficient for filing to perfect the security interests granted herein.

(f) On or before January 30, 2008 the Borrower shall cause Aeropostale Canada to execute such documents and take such steps as the Lender reasonably request in order for Aeropostale Canada to become a Guarantor hereunder and to have its assets included in the Borrowing Base.

4-24. Adequacy of Disclosure.

(a) All financial statements for periods after the date hereof which are furnished to the Lender by the Loan Parties shall be prepared in accordance with GAAP consistently applied and present fairly, in all material respects, the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered.

(b) Intentionally Omitted

(c) As of the Second Amendment Effective Date, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Party’s financial statements furnished to the Lender prior to the execution of this Agreement.

(d) No document, instrument, agreement, or paper now or hereafter given the Lender by or on behalf of a Loan Party in connection with the execution of this Agreement by the Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading.  There is no fact known to a Loan Party which has, or which, in the foreseeable future would reasonably be expected to have, a material adverse effect on the financial condition of the Loan Parties which has not been disclosed in writing to the Lender.

4-25. Investments.  As long as no Cash Dominion Event exists, the Loan Parties may make investments consisting of Cash Equivalents maintained at such bank(s) as the Borrower may select.

4-26. Prepayments of Indebtedness.

No Loan Party will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(a) as long as no Event of Default has occurred and is continuing or would result therefrom, mandatory payments and prepayments of interest and principal as and when due in respect of any Indebtedness permitted hereunder, excluding any Subordinated Indebtedness;

(b)  payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness;

(c) voluntary prepayments of Indebtedness permitted hereunder (other than Subordinated Indebtedness) as long as the Liquidity Requirement is satisfied; and

(d) refinancings of Indebtedness to the extent permitted under this Agreement.

4-27. Other Covenants.No Loan Party shall indirectly do or cause to be done any act which, if done directly by a Loan Party, would breach any covenant contained in this Agreement.

Article 5 - Financial Reporting and Performance Covenants:

5-1. Maintain Records.  The Borrower shall, and shall cause each Guarantor to:

(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ transactions, all in accordance with GAAP, applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.

(b) Timely provide the Lender with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP (but for the absence of footnotes and year end adjustments), applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and their results of operations for, the period(s) covered therein.

(c) At all times, keep accurate (in all material respects) and current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its respective Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

(d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Lender to discuss a Loan Party’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Lender.

(e) Not change a Loan Party’s fiscal year for book accounting purposes, except in connection with an initial public offering of the Borrower’s capital stock.

5-2. Access to Records.

(a) The Borrower shall, and shall cause each Guarantor to, afford the Lender and the Lender’s representatives with access from time to time, during normal business hours and, unless an Event of Default exists, upon reasonable notice, as the Lender and such representatives may require to all properties owned by or over which a Loan Party has control.  The Lender and the Lender’s representatives shall have the right, and the Borrower will, and will cause each Guarantor to, permit the Lender and such representatives from time to time as the Lender and such representatives may request, during normal business hours and, unless an Event of Default exists, upon reasonable notice, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files pertaining to its business operations, financial information or the Collateral.  The Borrower shall, and shall cause the Guarantor to, make copying facilities reasonably available to the Lender.

(b) The Borrower for itself, and as the sole shareholder or member, as applicable, of each Guarantor , hereby authorizes the Lender and the Lender’s representatives to:

(i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Loan Parties, whether in the possession of a Loan Party or in the possession of any service bureau, contractor, accountant, or other person, (and the Loan Parties each directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Lender and the Lender’s  representatives with respect thereto), provided that, except as set forth in Section 5-10 hereof, such inspections and reviews shall not be undertaken by the Lender as long as no Event of Default then exists and is continuing.

(ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of the Loan Party on any notice to such Loan Party’s Account Debtors or verification of the Collateral, provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).

5-3. Prompt Notice to Lender.

(a) The Borrower shall, and shall cause each Guarantor to, provide the Lender with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

(i) Any change in a Loan Party’s executive officers.

(ii) The completion of any physical count of a Loan Party’s Inventory (together with a copy of the certified results thereof).

(iii) Any ceasing of any Loan Party making of payment, in the ordinary course, to a material portion (in amount or number) of its creditors.

(iv) Any failure by a Loan Party to pay rent at any of the locations, which failure continues for more than twenty (20) Business Days following the day on which such rent first came due, except for Leases for such locations which have been terminated or abandoned by a Loan Party.

(v) Any material change in the business, operations, or financial affairs of a Loan Party.

(vi) The occurrence of any Suspension Event, that has not been cured by the Loan Parties or waived by the Lender.

(vii) Any decision on the part of a Loan Party to discharge a Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5-1(d)).

(viii) Any litigation which, if determined adversely to a Loan Party, would reasonably be expected to have a material adverse effect on the financial condition of such Loan Party.

(ix) The acquisition by a Loan Party of any Commercial Tort Claim.

(x) The intention by Borrower to treat the Revolving Credit and/or the L/Cs and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), by delivering a duly completed copy of IRS Form 8886 or any successor form.

(b) The Borrower shall, and shall cause each Guarantor to, provide the Lender, when received by the Borrower or Guarantor, with a copy of any management letter or similar communications from any accountant of the Borrower or Guarantor.

5-4. Intentionally Omitted.

5-5. Borrowing Base Certificates.  Monthly, within seven (7) days after the end of the Borrower’s prior fiscal month, the Borrower shall provide the Lender with a certificate in the form of Exhibit 5-5 (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the Borrower’s immediately preceding fiscal month, each such Certificate to be certified as complete and correct on behalf of the Borrower by a Responsible Officer of the Borrower.

5-6. Monthly Reports.  Only if a Cash Dominion Event exists, within twenty (20) days following the end of each of the Borrower’s fiscal months, the Borrower shall provide the Lender with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein.

5-7. Quarterly Reports.  Within forty-five (45) days following the end of each of the Borrower’s fiscal quarters, the Borrower shall provide the Lender with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject quarter, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein.  The delivery either electronically or in paper to the Lender of the Borrower’s Form 10Q or Form 10K, as the case may be, which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-7.

5-8. Annual Reports.

(a) Annually, within ninety (90) days following the end of the Borrower’s fiscal year, the Borrower shall furnish the Lender with an original signed counterpart of the Borrower’s consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower’s independent certified public accountants (i.e. said statement shall be “certified” by such accountants).  Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows.  The delivery either electronically or in paper to the Lender of the Borrower’s Form 10K which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-8(a).

(b) No later than the earlier of fifteen (15) days prior to the end of each of the Borrower’s fiscal years or the date on which such accountants commence their work on the preparation of the Borrower’s annual financial statement, the Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Lender) that:

(i) Such annual financial statement will be delivered by the Borrower to the Lender.

(ii) It is an intention of the Loan Parties, in their engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5.

(iii) The Loan Parties have been advised that the Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement.

(c) Each annual statement shall be accompanied by such accountant’s Certificate indicating that, in the preparation of such annual statement, such accountants did not conclude that any Suspension Event had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof).

5-9. Intentionally Omitted.

5-10. Inventories, Appraisals, and Audits.

(a) The Lender, at the expense of the Borrower, may observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of, and at the request of, a Loan Party.

(b) The Loan Parties, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect to be conducted by a national third party inventory taker.

(i) The Loan Parties shall provide the Lender with a copy of the final results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) within fourteen (14) days following the completion of such inventory.

(ii) The Borrower shall provide the Lender with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) to the Loan Party’s books and records within forty-five (45) days following completion of such inventory.

(iii) The Lender, in its discretion, following the occurrence, and during the continuance, of a Suspension Event, may cause such additional inventories to be taken as the Lender determines (each, at the expense of the Borrower).

(c) Upon the Lender’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Lender to obtain appraisals conducted by such appraisers as are satisfactory to the Lender and using a methodology similar in scope and nature as was undertaken on behalf of the Lender prior to the effectiveness of this Agreement.  Without limiting the foregoing, the Lender may obtain periodic Inventory liquidation analyses performed by Hilco/Great American Group or another liquidation analysis firm selected by the Lender; provided that the expense for any such appraisals shall be borne by the Lender (except as provided in the final two sentences of this clause), unless and until the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.  At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000, the Lender shall have the right to undertake two appraisals, at the Loan Parties’ expense, in each twelve month period.  After the occurrence and during the continuance of an Event of Default, all such appraisals shall be undertaken at the Loan Parties’ expense.

(d) Upon the Lender’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Lender to conduct commercial finance audits of the Borrower’s and Guarantor’s books and records using a methodology similar in scope and nature as was undertaken on behalf of the Lender prior to the effectiveness of this Agreement, provided that the expense for any such audits shall be borne by the Lender (except as provided in the final two sentences of this clause), unless and until the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.  At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000, the Lender shall have the right to undertake two audits, at the Loan Parties’ expense, in each twelve month period.  After the occurrence and during the continuance of an Event of Default, all such audits shall be undertaken at the Loan Parties’ expense.

(e) Intentionally Omitted.

5-11. Additional Financial Information.

(a) In addition to all other information required to be provided pursuant to this Article 5, the Borrower promptly shall provide the Lender (and shall cause each Guarantor and any other guarantor of the Liabilities to also provide the Lender), with such other and additional information concerning the Borrower or Guarantor, the Collateral, the operation of the Borrower’s or Guarantor’s business, and the Borrower’s or Guarantor’s) financial condition, including original counterparts of financial reports and statements, as the Lender may from time to time reasonably request from the Borrower.

(b) The Borrower may provide the Lender, at the Lender’s discretion, from time to time hereafter, with updated projections of the Loan Parties’ anticipated performance and operating results.

(c) In all events, the Borrower, no sooner than ninety (90) nor later than thirty (30) days prior to the end of each of the Borrower’s fiscal years, shall furnish the Lender with an updated and extended balance sheet, income statement, cash flow statement (including an Availability model), prepared on a monthly basis and which shall go out at least through the end of the then next fiscal year. Together with such updated and extended projections, the Borrower shall deliver to the Lender a description of the methodology and assumptions upon which the projections were prepared.

(d) The Loan Parties each recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Lender may obtain, develop, or receive with respect to the Loan Parties is confidential to the Lender and that, except as otherwise provided herein, no Loan Party is entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.

5-12. Intentionally Omitted.

Article 6 - Use and Collection of Collateral:

6-1. Use of Inventory Collateral.

(a) The Borrower shall not, and shall cause each Guarantor not to engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrower’s or Guarantor’s business in the ordinary course (other than promotions, markdowns, and discounts in the ordinary course of business) nor shall either engage in sales or other dispositions to creditors in reduction or satisfaction of such creditors’ claims; sales or other dispositions in bulk; or any use of any of the Inventory in breach of any provision of this Agreement. Notwithstanding the foregoing, the Loan Parties may “job-out” end of season and slow-moving Inventory, provided that the Inventory so disposed of does not exceed five percent (5%) of the Loan Parties’ aggregate retail receipts in any fiscal year.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of inventory purchased by the Loan Parties’ retail customers in the ordinary course, such Inventory may be returned to the Loan Parties without the consent of the Lender.

6-2. Adjustments and Allowances.  A Loan Party may grant such allowances or other adjustments to the such Loan Party’s Account Debtors as the Loan Party, respectively, may reasonably deem to accord with sound business practice, provided, however, the authority granted the Loan Parties pursuant to this Section 6-2 may be limited or terminated by the Lender at any time after the occurrence, and during the continuance, of an Event of Default in the Lender’s discretion.

6-3. Validity of Accounts.

(a) The amount of each Account shown on the books, records, and invoices of the Loan Parties represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor (subject to adjustments for returned Inventory in the ordinary course of business) and shall have been fully earned by performance by such Loan Party.

(b) The Lender, from time to time (at the expense of the Borrower in each instance), may verify the validity, amount, and all other matters with respect to the Receivables Collateral directly with Account Debtors (including without limitation, by forwarding balance verification requests to each Loan Party’s Account Debtors), and with each Loan Party’s accountants, collection agents, and computer service bureaus (each of which is hereby authorized and directed to cooperate in full with the Lender and to provide the Lender with such information and materials as the Lender may request), provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).

(c) No Loan Party has knowledge of any impairment of the validity or collectibility of any of the Accounts (other than customary adjustments and chargebacks in the ordinary course of business) and shall notify the Lender of any such fact immediately after a Loan Party becomes aware of any such impairment.

(d) Except as set forth in EXHIBIT 6-3, no Loan Party shall post any bond to secure a Loan Party’s performance under any agreement to which a Loan Party is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of a Loan Party (other than to the Lender) in the event of Loan Party’s failure so to perform.

6-4. Notification to Account Debtors.  The Lender shall have the right at any time after the occurrence, and during the continuance, of an Event of Default, to notify any of a Loan Party’s Account Debtors to make payment directly to the Lender and to collect all amounts due on account of the Collateral.

Article 7 - Cash Management. Payment of Liabilities:

7-1. Depository Accounts.

(a) Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

(b) To the extent not previously delivered to the Lender, the Borrower shall, and shall cause each Guarantor to, deliver to the Lender, as a condition to the effectiveness of this Agreement:

(i) Notification, executed on behalf of the Borrower or Guarantor, as applicable, to each depository institution with which any DDA is maintained (other than the Operating Account), in form reasonably satisfactory to the Lender, of the Lender’s interest in such DDA.

(ii) An agreement (generally referred to as a “Blocked Account Agreement”), in form reasonably satisfactory to the Lender, with any depository institution at which a Blocked Account is maintained.

(iii) An agreement, in form reasonably satisfactory to the Lender, with any depository institution at which the Operating Account is maintained.

(c) No Loan Party will establish any DDA hereafter unless, contemporaneous with such establishment, such Loan Party, delivers to the Lender an agreement (in form satisfactory to the Lender) executed on behalf of the depository with which such DDA is being established.

7-2. Credit Card Receipts.

(a) Annexed hereto as EXHIBIT 7-2 is a Schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party, of the proceeds of all credit card charges for sales by the Loan Party.

(b) To the extent not previously delivered to the Lender, the Borrower shall, and shall cause each Guarantor to, deliver to the Lender, as a condition to the effectiveness of this Agreement, notifications, executed on behalf of the Borrower or such Guarantor, as applicable, to each of the Borrower’s and Guarantor’s credit card clearinghouses and processors of notice (in form satisfactory to the Lender), which notice provides that payment of all credit card charges submitted by the Borrower or Guarantor to that clearinghouse or other processor and any other amount payable to the Borrower or Guarantor by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Lender.  Neither the Borrower nor any Guarantor shall change such direction or designation except upon and with the prior written consent of the Lender.

7-3. The Concentration, Blocked, and Operating Accounts.

(a) The following checking accounts have been or will be established (and are so referred to herein):

(i) The Concentration Account: Established by the Lender with Bank of America, N.A.

(ii) The Blocked Account: Established by the Borrower with Bank of America, N.A.

(iii) The Operating Account:  Established by the Borrower with Bank of America, N.A.

(b) The contents of each DDA, of the Operating Account, and of the Blocked Account constitutes Collateral and Proceeds of Collateral. The contents of the Concentration Account constitutes the Lender’s property.

(c) The Loan Parties:

(i) To the extent not previously delivered to the Lender, contemporaneously with the execution of this Agreement, shall provide the Lender with such agreement (generally referred to as a “Blocked Account Agreement”) of the depository with which the Blocked Account is maintained as may be reasonably satisfactory to the Lender;

(ii) To the extent not previously delivered to the Lender, contemporaneously with the execution of this Agreement, shall provide the Lender with such agreement of the depository with which the Operating Account is maintained as may be reasonably satisfactory to the Lender; and

(iii) Shall not establish any Blocked Account or Operating Account hereafter except upon not less than thirty (30) days prior written notice to the Lender and the delivery to the Lender of a similar such agreement.

(d) The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the Lender or by any bank in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Lender).

7-4. Proceeds and Collection of Accounts.

(a) All Receipts constitute Collateral and proceeds of Collateral and, after the occurrence and during the continuance of a Cash Dominion Event, shall be held in trust by the Loan Parties for the Lender; shall not be commingled with any of a Loan Party’s other funds; and shall be deposited and/or transferred only to the Blocked Account.

(b) After the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the, and shall cause each Guarantor to, ACH or wire transfer to the Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of

(i) the then current contents of each DDA (other than the Operating Account), each such transfer to be net of any minimum balance, not to exceed $5,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained); and

(ii) the proceeds of all credit card charges not otherwise provided for pursuant hereto.

Telephone advice (confirmed by written notice) shall be provided to the Lender on each Business Day on which any such transfer is made.

(c) After the occurrence and during the continuance of a Cash Dominion Event, whether or not any Liabilities are then outstanding, the Loan Parties shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $5,000.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained.

(d) After the occurrence and during the continuance of a Cash Dominion Event, in the event that, notwithstanding the provisions of this Section 7-4, a Loan Party receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by such Loan Party for the Lender and shall not be commingled with any of the Loan Party’s other funds or deposited in any account of the Loan Party other than as instructed by the Lender.

7-5. Payment of Liabilities.

(a) On each Business Day, the Lender shall apply, towards the Liabilities, the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained).

(b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:

(i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Lender by 2:00 PM on that Business Day.

(ii) Funds paid to the Lender, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Lender by 2:00PM on that Business Day.

(iii) If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Lender until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day.

(iv) All deposits to the Concentration Account and other payments to the Lender are subject to clearance and collection.

(c) All payments shall be applied First to pay Liabilities other than the principal balance of the Loan Account; Second in reduction of Base Rate Loans until paid in full, and Third in reduction of Eurodollar Loans until paid in full, together with any amounts which become due as a result of such payment pursuant to Section 2-7(e) hereof; provided that at the Borrower’s option, as long as no Event of Default then exists, the Borrower shall have the right, in lieu of making a prepayment on account of the Eurodollar Loans, to cause any amounts in excess of the sums required to pay the Liabilities described in clauses First and Second, above, to be deposited with the Lender and held as collateral for the Liabilities and applied to the payment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto, in order of maturity of such Interest Periods (or upon the occurrence, and during the continuance, of an Event of Default, to the Liabilities in such order and manner as the Lender, in its discretion, shall determine).

(d) The Lender shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that both (i) a Suspension Event has occurred and is continuing, and (ii) one or more L/C’s are then outstanding, the Lender may establish a funded reserve of up to 103% of the aggregate Stated Amounts of such L/C’s.

7-6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Loan Parties upon, and other disbursements shall be made by the Loan Parties solely from, the Operating Account.  Until the occurrence, and during the continuance, of an Event of Default, as provided in the agreement with the depository with which the Operating Account has been established, the Lender shall not be entitled to exercise any dominion or control over the funds in the Operating Account.

Article 8 - Grant of Security Interest:

8-1. Grant of Security Interest.  To secure the Borrower’s prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Lender a continuing security interest in and to, and assigns to the Lender, (and ratifies and confirms the Borrower’s prior grant of a security interest to the Lender pursuant to the Existing Loan Agreement, in and to) the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the “Collateral”):

(a) All Accounts and Accounts Receivable.

(b) All Inventory.

(c) All General Intangibles, including, without limitation, all Payment Intangibles.

(d) All Equipment.

(e) All Goods.

(f) All Fixtures.

(g) All Chattel Paper.

(h) All books, records, and information relating to the Collateral and/or to the operation of the Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

(i) All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

(j) All Letter of Credit Rights and Supporting Obligations.

(k) All Commercial Tort Claims.

(l) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing(8-1(a) through 8-1(k)) or otherwise.

(m) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8-1(a) through 8-1(l)), including the right of stoppage in transit.

provided that, the Collateral shall not include leases or licenses and rights thereunder to the extent of enforceable anti-assignment provisions therein contained which have not been waived, provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement, proceeds or products of any such leases or licenses or any accounts receivable or the right to payments due or to become due the Borrower under any such lease or license.

8-2. Extent and Duration of Security Interest.  This grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Lender and shall continue in full force and effect applicable to all Liabilities, until all Liabilities have been paid and/or satisfied in full (other than indemnities not then due and payable, which survive repayment of the Revolving Credit Loans and the L/Cs and termination of the Commitments) and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Lender (which the Lender agrees to do upon payment and satisfaction of all such Liabilities).

Article 9 - Lender As Borrower’s Attorney-In-Fact:

9-1. Appointment as Attorney-In-Fact.  The Borrower hereby irrevocably constitutes and appoints the Lender as the Borrower’s true and lawful attorney, with full power of substitution, exercisable only after the occurrence, and during the continuance, of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Lender. The rights and powers granted the Lender by this appointment include but are not limited to the right and power to:

(a) Prosecute, defend, compromise, or release any action relating to the Collateral.

(b) Sign change of address forms to change the address to which the Borrower’s mail is to be sent to such address as the Lender shall designate; receive and open the Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Lender determines to be the appropriate person to whom to so turn over such mail.

(c) Endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

(d) Sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Receivables Collateral; sign the Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.

(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Borrower is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower.

(g) Use, license or transfer any or all General Intangibles of the Borrower.

9-2. No Obligation to Act.  The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, provided that, if the Lender elects to use or license any General Intangibles of the Borrower consisting of trademarks, copyrights or similar property, the Lender shall use reasonable efforts to preserve and maintain any such trademark, copyright or similar property (but nothing contained herein shall obligate the Lender to undertake (or refrain from undertaking) any specific action with respect thereto). The Lender shall not be responsible to the Borrower for any act or omission to act pursuant to Section 9-1, except to the extent that the subject act or omission to act had been grossly negligent or in actual bad faith.

Article 10 - Events of Default:

The occurrence of any event described in this Article 10 shall constitute an “Event of Default” herein.  Upon the occurrence of any Event of Default described in Section 10-12, any and all Liabilities shall become due and payable without any further act on the part of the Lender.  Upon the occurrence, and during the continuance, of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Lender and without notice or demand.  The occurrence and continuance of any Event of Default shall also constitute, without notice or demand, a default under all other Loan Documents, whether such Loan Documents now exist or hereafter arise.

10-1. Failure to Pay Revolving Credit.  The failure by the Borrower to pay any principal amount when due under the Revolving Credit.

10-2. Failure To Make Other Payments.  The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability within three (3) days of the date when due other than the principal amount under the Revolving Credit.

10-3. Failure to Perform Covenant or Liability (No Grace Period).  The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10-1 or Section 10-2 hereof, and included in any of the following provisions hereof:

Section______Relates to______:

4-5                      Location of Collateral

4-6                      Title to Assets

4-7                      Indebtedness

4-8(b)                 Insurance Policies

6                          Use of Collateral

Article 7             Cash Management

10-4. Failure to Perform Covenant or Liability (Limited Grace Period).  The failure by the Borrower, upon three (3) days written notice by the Lender, to cure the Borrower’s failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant under Sections 4-13, 4-22, 4-23, and Article 5 hereof.

10-5. Failure to Perform Covenant or Liability (Grace Period). The failure by the Borrower, upon fifteen (15) days written notice by the Lender, to cure the Borrower’s failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant hereunder or under any other Loan Document or with any Liability not described in any of Sections 10-1, 10-2, 10-3 or 10-4 hereof.

10-6. Misrepresentation. Any representation or warranty at any time made by the Borrower to the Lender is not true or complete in all material respects when given.

10-7. Default of Other Debt. The occurrence of any event such that any Indebtedness of the Borrower to any creditor in excess of $10,000,000.00, other than the Lender, could then be accelerated (whether or not the subject creditor takes any action on account of such occurrence), provided that if such event is waived in writing by the holder of the Indebtedness prior to the exercise of remedies by the Lender hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.

10-8. Default of Leases. The occurrence of any event such that any Lease or Leases of the Borrower could then be terminated (whether or not any or all of the subject lessors take any action on account of such occurrence) and such termination (individually or together with all other such terminations) could reasonably likely have a Material Adverse Effect, provided that if such event is waived in writing by the subject lessors prior to the exercise of remedies by the Lender hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.

10-9. Uninsured Casualty Loss.The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral, having an aggregate value in excess of $1,500,000.00.

10-10. Judgment.  Restraint of Business.

(a) The entry of any uninsured judgment against the Borrower, in excess of $5,000,000.00, individually or in the aggregate, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.

(b) The entry of any order or the imposition of any other process having the force of law, in either case applicable specifically to the Borrower, the effect of which is to restrain in any material adverse way the conduct by the Borrower of its business in the ordinary course, which order is not dissolved within ten (10) days of its imposition.

10-11. Business Failure. Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any material part of the Borrower’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower generally; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief generally from or extension of the debts of the Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors, provided that, if such proceeding is initiated against the Borrower, an Event of Default shall not arise hereunder unless such proceeding is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when initiated; and/or the initiation by or on behalf of the Borrower of the liquidation or winding up of all or any material part of the Borrower’s business or operations.

10-12. Bankruptcy. The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed.

10-13. Indictment - Forfeiture.  The indictment of, or institution of any legal process or proceeding against, the Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of the Borrower and/or the imposition of any stay or other order, the effect of which would reasonably be expected to restrain in any material way the conduct by the Borrower of its business in the ordinary course.

10-14. Default by Guarantor or Subsidiary.  The occurrence of any of the foregoing Events of Default with respect to any Guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any Subsidiary of the Borrower, as if such guarantor or Subsidiary were the “Borrower” described therein.

10-15. Termination of Guaranty. The termination or attempted termination of any Guaranty Agreement by any Guarantor of the Liabilities (other than in accordance with its terms or as permitted by the Lenders).

10-16. Challenge to Loan Documents.

(a) Any challenge by or on behalf of the Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

(b) Any determination by any court or any other judicial or government authority that the Loan Documents, taken as a whole, are not enforceable strictly in accordance with their terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

10-17. Intentionally Omitted.

10-18. Change in Control.  Any Change in Control.

Article 11 - Rights and Remedies Upon Default:

In addition to all of the rights, remedies, powers, privileges, and discretions which the Lender is provided prior to the occurrence of an Event of Default, the Lender shall have the following rights and remedies upon the occurrence, and during the continuance, of any Event of Default.

11-1. Rights of Enforcement.  The Lender shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Lender shall have all and each of the following rights and remedies:

(a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(b) To take possession of all or any portion of the Collateral.

(c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral.

(d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

(e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

(f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

11-2. Sale of Collateral.

(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender’s  disposition of the Collateral.

(b) The Lender, in the exercise of the Lender’s rights and remedies upon default, may conduct one or more going out of business sales, in the Lender’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower.  The Lender and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Lender or such agent or contractor).  Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Lender or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein.

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Borrower with such notice as may be practicable under the circumstances), the Lender shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made.  The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Lender’s rights and remedies upon default.

(d) The Lender may purchase the Collateral, or any portion of it at any sale held under this Article (to the extent permitted by applicable law).

(e) The Lender shall apply the proceeds of any exercise of the Lender’s Rights and Remedies under this Article 11 towards the Liabilities in the following order:

First:	To all costs and expenses incurred by the Lender under this Agreement, or any other Loan Document, including all Costs of Collection.

Second:	To accrued and unpaid interest on the Revolving Credit Loans until all accrued and unpaid interest on the Revolving Credit Loans has been paid in full.

Third:	To the principal balance of the Revolving Credit Loans, until the unpaid principal balance of the Revolving Credit Loans has been paid in full.

Fourth:	To all fees due under this Agreement or any other Loan Document, until the remaining balance of all fees (including L/C Fees, Line (Unused Fees)) have been paid in full.

Fifth:	To all other Liabilities, including without limitation, on account of Bank Products and Cash Management Services, until such Liabilities have been paid in full.

Sixth:	As provided under applicable law, to each Person then entitled thereto.

11-3. Occupation of Business Location. In connection with the Lender’s exercise of the Lender’s rights under this Article 11, the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender’s taking possession thereof, and may render any Collateral unusable to the Borrower.  In no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrower’s employees and utilities) incurred in connection with the Lender’s exercise of the Lender’s Rights and Remedies, except for such charges which are incurred as a result of the Lender’s gross negligence or willful misconduct.

11-4. Grant of Nonexclusive License.  The Borrower hereby grants to the Lender a royalty free nonexclusive irrevocable license, exercisable upon the occurrence, and during the continuance, of an Event of Default, to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Lender’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory. In exercising its rights under such license, the Lender shall use reasonable efforts to preserve and maintain any such trademark, trade name, or logo, but nothing contained herein shall obligate the Lender to undertake (or refrain from undertaking) any specific action and the Lender shall, under no circumstances, have any liability to the Borrower, except for such which are a result of the Lender’s gross negligence or willful misconduct.

11-5. Assembly of Collateral. The Lender may require the Borrower to assemble the Collateral and make it available to the Lender at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Lender and Borrower.

11-6. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the “ Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Lender’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Lender and any person, at any time, shall preclude the other or further exercise of the Lender’s Rights and Remedies.  No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Lender’s Rights and Remedies and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.  The Lender’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

Article 12 - Notices:

12-1. Notice Addresses.  All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Lender:

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention                      : Christine Hutchinson

          Vice President

Fax                                : (617) 790-1234

Email: christine.hutchinson@bankofamerica.com

With a copy to:

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts  02108

Attention                      :  David S. Berman, Esquire

Fax                                : (617) 880-3456

Email: dberman@riemerlaw.com

If to the Borrower:

Aeropostale, Inc.

201 Willowbrook Blvd.

Wayne, New Jersey 07470

Attention                      : Joseph Pachella, VP and Treasurer

Fax                                : (201) 581-0399

Email: jpachella@aeropostale.com

With a Copy to:

Edward M. Slezak, Esquire

General Counsel

Aeropostale, Inc.

112 West 34th Street, 22nd Floor

New York, New York 10120

Fax: (646) 619-4873

Email: eslezak@aeropostale.com

12-2. Notice Given.

(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

(i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

(ii) By recognized overnight express delivery: the Business Day following the day when sent.

(iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered.  Otherwise, at the opening of the then next Business Day.

(iv) By Facsimile or electronic transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent.  Otherwise, at the opening of the then next Business Day.

(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

Article 13 - Term:

13-1. Termination of Revolving Credit.  The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2-5(h) hereof) until the Termination Date.

13-2. Effect of Termination.  On the Termination Date, the Borrower shall pay the Lender (whether or not then due), in immediately available funds, all then Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments), including, without limitation: the entire balance of the Loan Account; any accrued and unpaid Line (Unused) Fee; any payments due on account of the indemnification obligations included in Section 2-9(e); and all unreimbursed costs and expenses of the Lender for which the Borrower is responsible; and shall make such arrangements concerning any L/C’s then outstanding are reasonably satisfactory to the Lender.  Until such payment, all provisions of this Agreement, other than those contained in Article 2 which place an obligation on the Lender to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) shall have been paid in full.  The release by the Lender of the security and other collateral interests granted the Lender by the Borrower hereunder may be upon such conditions and indemnifications as the Lender may reasonably require to protect the Lender against and chargebacks, credits, returned items and any other reversal of payments which had been received by the Lender and applied toward such Liabilities.

Article 14 - General:

14-1. Protection of Collateral.  The Lender has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.  With the Borrower’s prior approval (which shall not be unreasonably delayed or withheld), the Lender may include reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing undertaken by the Lender.

14-2. Successors and Assigns. This Agreement shall be binding upon the Borrower and the Borrower’s representatives, successors, and assigns and shall inure to the benefit of the Lender and its successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder.  In the event that the Lender, in accordance with the provisions of Section 2-23 hereof, assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

14-3. Severability.  Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

14-4. Amendments.  Course of Dealing.

(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding.  No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof.  No failure by the Lender to give notice to the Borrower of the Borrower’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(b) The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Lender.  No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Lender, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Lender shall be in reliance upon all representations and warranties theretofore made to the Lender by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

14-5. Power of Attorney.  In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Lender full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.  No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrower and each shall survive the same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.

14-6. Application of Proceeds.  Except as otherwise provided in Section 11-2(e) hereof, the proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Lender determines in its sole discretion.  The Borrower shall remain liable for any deficiency remaining following such application.

14-7. Costs and Expenses of Lender.

(a) The Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Lender in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all other costs and expenses of the Lender which relate to the credit facility contemplated hereby.

(b) The Borrower shall pay on demand all costs and expenses (including reasonable attorneys’ fees) incurred, following the occurrence, and during the continuance, of any Event of Default, by the Lender in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any “workout”, forbearance, or restructuring of the credit facility contemplated hereby.

(c) The Borrower authorizes the Lender to pay all such fees and expenses and in the Lender’s discretion, to add such fees and expenses to the Loan Account.

(d) The undertaking on the part of the Borrower in this Section 14-7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-7.

14-8. Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process, and the Lender may destroy any document so reproduced.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

14-9. Massachusetts Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts.

14-10. Consent to Jurisdiction.

(a) The Borrower agrees that any legal action, proceeding, case, or controversy against the Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender’s sole discretion.  By execution and delivery of this Agreement, the Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts.

(b) The Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower at the Borrower’s address for notices as specified herein, such service to become effective ten (10) Business Days after such mailing.

(c) The Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted in the aforesaid courts under any of the Loan Documents.

(d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.

(e) The Borrower agrees that any action commenced by the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

14-11. Indemnification.  The Borrower shall indemnify, defend, and hold the  Lender and any employee, officer, or agent of the Lender (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees and expenses in connection therewith) on account of the relationship of the Borrower or of any other guarantor or endorser of the Liabilities with the Lender (each, an “Indemnified Claim”) other than any claim resulting from the gross negligence or willful misconduct of such Indemnified Person.  Each Indemnified Claim may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender’s selection (and if such Indemnified Claim is brought by a Person other than the Borrower, any guarantor or endorser of the Liabilities or any Affiliate of the Borrower, after consultation with (but not approval of) the Borrower regarding the selection of such counsel), but at the expense of the Borrower, provided that any Indemnified Claim may not be settled without the consent of the Borrower (which shall not be unreasonably withheld or delayed) if as the result of any such settlement the Borrower will be obligated to make any payment (other than reimbursement of the reasonable costs and expenses of  the Indemnified Person). This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-11.

14-12. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

(a) Words in the singular include the plural and words in the plural include the singular.

(b) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(c) The words “includes” and “including” are not limiting.

(d) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.

(e) Except where the context otherwise requires or where the relevant subsections are joined by “or”, compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision.  Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by “or” may be accomplished by compliance with any of such subsections.

(f) Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

(g) The words “may not” are prohibitive and not permissive.

(h) The word “or” is not exclusive.

(i) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

(j) The symbol “$” refers to United States Dollars.

(k) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.

(l) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

(m) Except as otherwise specifically provided, all references to time are to Boston time.

(n) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

(i) Unless otherwise provided (A) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (B) the period so computed shall end at 5:00 PM on the relevant Business Day.

(ii) The word “from” means “from and including”.

(iii) The words “to” and “until” each mean “to, but excluding”.

(iv) The word “through” means “to and including”.

(o) References to “presently”, “currently”, “Second Amendment Effective Date of this Agreement”, and other similar expressions mean the date of this Agreement.

(p) The term “upon the occurrence, and during the continuance, of an Event of Default”, “upon the occurrence, and during the continuance, of Default Interest Event” and any other similar term means the occurrence of an Event of Default or a Default Interest Event which has not been (i) waived by the Lender, or (ii) resolved to the reasonable satisfaction of the Lender. For purposes hereof, an Event of Default shall be deemed “resolved to the reasonable satisfaction of the Lender” if (A) the Lender has not theretofore exercised any of its rights and remedies on account of the existence of such Event of Default, and (B) the matter giving rise to such Event of Default has been fully remediated by the Borrower, provided, however, that (1) nothing contained herein shall furnish the Borrower with any additional cure periods beyond those set forth in Article 10, if any, prior to an event constituting an “Event of Default”, (2) notwithstanding the foregoing, any Event of Default under Article 7, or Sections 10-1, 10-2, 10-11, or 10-12 hereof may only be waived by the Lender and shall not ever be deemed “resolved to the reasonable satisfaction of the Lender”, and (3) the Borrower may not resolve any occurrences which constitute Events of Default to the reasonable satisfaction of the Lender on more than four (4) occasions in any fiscal year.

(q) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14-13 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

14-13. Intent. It is intended that:

(a) This Agreement take effect as a sealed instrument.

(b) The scope of the security interests created by this Agreement be broadly construed in favor of the Lender.

(c) The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising.

(d) All reasonable costs and expenses (other than  overhead costs) incurred by the Lender in connection with its relationship with the Borrower shall be borne by the Borrower.

(e) Unless otherwise explicitly provided herein, the Lender’s consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Lender in its reasonable discretion and without reference to Section 2-16 hereof.

14-14. Right of Set-Off. Any and all deposits (other than Trust Deposit Accounts) or other sums at any time credited by or due to the Borrower from the Lender, or any participant (a “Participant”) in the credit facility contemplated hereby or any from any Affiliate of the Lender, or any Participant and any cash, securities, instruments or other property of the Borrower in the possession of the Lender, any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to the  Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Lender or any Participant or any such Affiliate.

14-15. Maximum Interest Rate. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Revolving Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Liabilities hereunder.

14-16. Waivers.

(a) The Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14-16(b), below, knowingly, voluntarily, and intentionally, and understands that the Lender, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, is relying on such waivers.

(b) THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(i) Except as otherwise specifically required hereby, and to the extent permissible under applicable law, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(ii) Except as otherwise specifically required hereby, and to the extent permissible under applicable law, the right to notice and/or hearing prior to the Lender’s  exercising of the Lender’s rights upon default.

(iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE LENDER (AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(iv) Except to the extent that such may not be waived under applicable law, the benefits or availability of any stay, limitation, hindrance, delay, or restriction with respect to any action which the Lender may or may become entitled to take hereunder.

(v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(vi) Any claim against the Lender to consequential, special, or punitive damages.

14-17. Confidentiality. The Lender shall keep, and shall cause its officers, directors, employees, affiliates and attorneys to keep, all financial statements, reports and other proprietary information furnished to it by the Borrower, the Guarantor or their respective Affiliates (hereinafter collectively, the “Information”) confidential and shall not disclose such Information, or cause such Information to be disclosed, to any Person, provided, however, that (i) the Information may be disclosed to the Lender’s officers, directors, employees, affiliates, attorneys and other advisors as need to know the Information in connection with the Lender’s administration of the Liabilities; (ii) the Information may be disclosed to any regulatory or other governmental authorities having jurisdiction over the Lender as required in connection with the exercise of their regulatory activity; (iii) the Information may be disclosed to any prospective assignee or participant, who has agreed to be bound by the provisions of this Section  14-17; (iv) the Information may be disclosed in connection with the enforcement of the Liabilities by the Lender to the extent required in connection therewith; and (v) the Information may otherwise be disclosed to the extent required by law.  Notwithstanding anything herein to the contrary, “Information” shall not include, and Lender (and each employee, representative, or other agent of the Lender) may disclose to any and all Persons without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including options or other tax analyses) that are provided to the Lender (and each employee, representative, or other agent of the Lender) relating to such tax treatment and tax structure; provided, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Credit, the L/Cs and other transactions contemplated hereby.

14-18. Press Releases.Once the Borrower has filed this Agreement with the Securities and Exchange Commission and disseminated a corresponding Press Release regarding this Agreement, then Borrower consents to the publication by the Lender of advertising material relating to the financing transactions contemplated by this Agreement using the Borrower’s name, product photographs, logo or trademark.  The Lender shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof.  Subject to the conditions contained in this Section 14-18, the Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

14-19. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Party, on the one hand, and the Lender, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) the Lender has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Lender has advised or is currently advising the Loan Parties or any of their respective Affiliates on other matters) and the Lender has no any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Lender and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lender has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Lender has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Lender with respect to any breach or alleged breach of agency or fiduciary duty.

14-20. USA PATRIOT Act Notice. The Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each such Person and other information that will allow the Lender to identify the Loan Parties in accordance with the Act. Each of the Loan Parties is in compliance, in all material respects, with the Patriot Act.  No part of the proceeds of the Revolving Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

14-21. Existing Loan Agreement Amended and Restated.  This Agreement shall amend and restate the Existing Loan Agreement in its entirety.  On the Second Amendment Effective Date, the rights and obligations of the parties under the Existing Loan Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the “Revolving Credit Loans” (as such term is defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Second Amendment Effective Date shall, for purposes of this Agreement, be included as  Revolving Credit Loans hereunder and each of the “L/Cs” (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Second Amendment Effective Date shall be L/Cs hereunder.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above first written.  This Agreement shall take effect as a sealed instrument.

AEROPOSTALE, INC.
(“Borrower”)

By:	/s/ Michael J. Cunningham
Name:	Michael J. Cunningham
Title:	Executive Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.
(“Lender”)

By:	/s/ Kathleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Managing Director

1041615.7

[Signature Page to Second Amended and Restated Loan and Security Agreement]

Exhibit 2.8

Revolving Credit Note

AMENDED AND RESTATED REVOLVING CREDIT NOTE
Bank of America, N.A.

Boston, Massachusetts
November 13, 2007

FOR VALUE RECEIVED, the undersigned, Aeropostale, Inc., Inc., a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120 (the "Borrower") promises to pay to the order of Bank of America, N.A. (as assignee of Fleet Retail Finance Inc. (“Fleet”) pursuant to that certain Assignment and Acceptance dated as of even date herewith by and between Fleet, as Assignor, and Bank of America, N.A., as Assignee), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts  02110 (hereinafter, with any subsequent holder, a "Lender") the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Revolving Credit established pursuant to the Second Amended and Restated Loan and Security Agreement dated as of even date herewith (as such may be amended hereafter, the "Loan Agreement") among the Lender, the Guarantors party thereto, and the Borrower, with interest at the rate and payable in the manner stated therein.  All capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

This is a "Revolving Credit Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof.  The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.  This Revolving Credit Note replaces in its entirety that certain Revolving Credit Note dated October 7, 2003 by the Borrower, in favor of Fleet.

The Lender's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.  No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof; assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any collateral given to secure this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower.

This Revolving Credit Note shall be binding upon the Borrower and upon its successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note.  Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.  No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered to the Lender at its offices in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of its relationship with the Borrower contemplated by the within Revolving Credit Note, is relying thereon.  THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

[Signature Page to Follow]

                 BORROWER:
Witness:
/s/ Joseph M. Pachella
AEROPOSTALE, INC.

By:	/s/ Michael J. Cunningham
Name:	Michael J. Cunningham
Title:	Executive Vice President and
Chief Financial Officer

1043675.3

[Signature Page to Second Amended and Restated Loan and Security Agreement]

EXHIBIT 4-2

RELATED ENTITIES

   Other than the Guarantors, Aeropostale Canada, Inc.

Exhibit 4-3
Trade Names

    Aeropostale
    Jimmy'Z

Exhibit 4-5

Locations, Leases, and Landlords

(See Attached)

Store #	Store Name	Space #	City	State	Zip Code	Sq. Ft.	Developer	Developer Address
4	ADI		South River	New Jersey	8810	315,000	LIT-Northend LLC	2100 Mckinney Avenue	Suite 700	Dallas	TX	75201
5	Willowbrook Office	7th & 8th Floor	Wayne	New Jersey	7470	40,000	Willowbrook Center	2 Daniel Road		Fairfield	NJ	7004
11	Franklin Mills Mall		Philadelphia	Pennsylvania	19154	4,865	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
14	NYC Office		New York	New York	10017	59,121	Helmsley Spear	60 East 42nd Street		New York	NY	10017
19	Arizona Mills Mall		Tempe	Arizona	85282	4,255	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
20	Newport Center		Jersey City	New Jersey	7307	3,385	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
22	Stoneridge Mall		Pleasanton	California	95466	3,709	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
23	Bridgewater Commons	279	Bridgewater	New Jersey	8807	3,130	General Growth	110 N Wacker Dr.		Chicago	IL	60606
25	Parmatown Mall	#4	Parmatown	Ohio	44129	3,017	RMS Investment Company	7899 W Ridgewood Drive		Parma	OH	44129
27	Great Northern Mall		North Olmstead	Ohio	44070	3,423	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
28	Woodbridge Center		Woodbridge	New Jersey	7095	3,890	General Growth	110 N Wacker Dr.		Chicago	IL	60606
29	Nanuet Mall		Nanuet	New York	10954	3,900	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
30	Staten Island Mall	#247A	Staten Island	New York	10314	3,724	General Growth	110 N Wacker Dr.		Chicago	IL	60606
31	Rockaway Townsquare Mall	#128	Rockaway	New Jersey	7866	3,621	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
34	The Mall at Greece Ridge		Rochester	New York	14626	3,132	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
35	Ross Park Mall		Pittsburgh	Pennsylvania	15237	3,584	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
36	The Mall at St Matthews	#1340	Louisville	Kentucky	40207	5,127	General Growth	110 N Wacker Dr.		Chicago	IL	60606
37	Cherry Hill Mall	#1230	Cherry Hill	New Jersey	8002	3,667	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
38	Valley Fair Shopping Center	#B577	Santa Clara	California	95050	2,864	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
41	River Oaks Center		Calumet City	Illinois	60409	2,778	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
43	Lycoming Mall	US Rts. 220 & 180	Pennsdale	Pennsylvania	17756	3,519	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
46	Lehigh Valley Mall		Whitehall	Pennsylvania	18052	4,020	Kravco	225 W Washington Street		Indianapolis	IN	46204
48	South Hills Village		Upper St Clair	Pennsylvania	15241	3,590	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
49	Hamilton Mall		Mays Landing	New Jersey	8330	4,221	Kravco	225 W Washington Street		Indianapolis	IN	46204
50	Square One Mall		Saugus	Massachusetts	1906	3,977	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
51	Dadeland Mall		Miami	Florida	33156	4,674	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
52	Sunrise Mall		Massapequa	New York	11758	3,290	General Growth	110 N Wacker Dr.		Chicago	IL	60606
54	Manhattan Mall		New York	New York	10001	4,326	Vomado	210 Route 4 East		Paramus	NJ	7652
56	Washington Crown Center	1500 W. Chestnut Street	Washington	Pennsylvania	15301-5864	3,436	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
57	Eastview Mall	#F9	Victor	New York	14564	3,600	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
58	Garden State Plaza	#L1A	Paramus	New Jersey	7652	5,903	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
59	Marketplace Mall		Rochester	New York	14623	3,479	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
60	Granite Run Mall		Media	Pennsylvania	19063	3,202	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
62	Walden Galleria	L213	Buffalo	New York	14225	3,073	Pyramid	4 Clinton Square		Syracuse	NY	13202
63	Burlington Mall	C16A	Burlington	Massachusetts	1803	2,800	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
65	Del Amo Mall	#14	Torrance	California	90503	3,300	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
66	Roosevelt Field Mall	#1036 & 1037	Garden City	New York	11530	5,377	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
67	Smith Haven Mall	J03	Lake Grove	New York	11755	4,116	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
70	Emerald Square	D322	North Attleboro	Massachusetts	2760	2,853	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
71	Twelve Oaks Mall	D181	Novi	Michigan	48377	2,799	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
75	Poughkeepsie Galleria		Poughkeepsie	New York	12601	3,409	Pyramid	4 Clinton Square		Syracuse	NY	13202
77	Hamilton Place	#267	Chattanooga	Tennessee	37421	2,593	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
78	Mall at Steamtown		Scranton	Pennsylvania	18503	4,645	Prizm Asset Mgt Co	300 Lackawanna Avenue		Scranton	PA	18503
79	Pentagon City	#1028	Arlington	Virginia	22202	3,840	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
84	Gwinnett Place		Duluth	Georgia	30096	3,383	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
85	Castleton Square		Indianapolis	Indiana	46250	4,030	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
86	Towne Center At Cobb		Kennesaw	Georgia	30144	4,098	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
87	Crossgates Mall	D206A	Albany	New York	12203	3,317	Pyramid	4 Clinton Square		Syracuse	NY	13202
88	Scottsdale Fashion Square	#2129	Scottsdale	Arizona	85251	3,708	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
89	Jefferson Valley Mall		Yorktown Heights	New York	10598	3,384	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
90	Trumball Shopping Park		Trumball	Connecticut	6611	3,500	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
91	Concord Mall		Wilmington	Delaware	19803	3,600	Allied Properties	4737 Concord Pike		Wilmington	DE	19803
92	Oxford Valley Mall		Langhome	Pennsylvania	19047	3,896	Kravco	225 W Washington Street		Indianapolis	IN	46204
93	Paramus Park Mall	#1675	Paramus	New Jersey	7652	4,240	General Growth	110 N Wacker Dr.		Chicago	IL	60606
99	Kings Plaza		Brooklyn	New York	11234	4,895	Vomado	210 Route 4 East		Paramus	NJ	7652
100	Willowbrook Mall	#1126	Wayne	New Jersey	7470	4,296	General Growth	110 N Wacker Dr.		Chicago	IL	60606
102	Park City Center	#C220	Lancaster	Pennsylvania	17601	3,786	General Growth	110 N Wacker Dr.		Chicago	IL	60606
103	Ohio Valley Mall	#320	St Clairsville	Ohio	43950	3,567	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
104	Los Cerritos Center		Cerritos	California	90703	3,900	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
105	Monroeville Mall		Monroeville	Pennsylvania	15146	3,845	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
106	Natick Mall		Natick	Massachusetts	1760	3,726	General Growth	110 N Wacker Dr.		Chicago	IL	60606
109	Belden Village		Canton	Ohio	44718	3,945	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
110	Dulles Town Center	#220	Dulles	Virginia	20166	3,000	Lemer	11501 Huff Court		North Bethesda	MD	20895
111	Lakeside Mall	D129	Sterling Heights	Michigan	48313	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
112	Holyoke Mall at Ingleside		Holyoke	Massachusetts	1040	3,136	Pyramid	4 Clinton Square		Syracuse	NY	13202
113	Genesee Valley Center		Flint	Michigan	48507	4,500	The Mills Corp	3341 S Linden Road		Flint	MI	48507
114	Greenwood Park Mall		Indianapolis	Indiana	46142	3,406	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
115	Shoppingtown Mall	#229A	Dewitt	New York	13214	4,625	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
116	University Park Mall		Mishawaka	Indiana	46545	3,634	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
117	Cross County Shopping Center		Yonkers	New York	10704	3,154	Marx Realty & Improvement Co	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
120	St Charles Towne Center		Waldorf	Maryland	20603	3,369	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
121	Fiesta Mall	#1250	Mesa	Arizona	85202	3,635	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
123	Great Lakes Mall	#330	Mentor	Ohio	44060	3,482	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
124	West Town Mall	#1156	Knoxville	Tennessee	37919	2,990	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
127	Edison Mall		Fort Meyers	Florida	33901	3,500	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
129	Quaker Bridge Mall		Lawrenceville	New Jersey	8608	3,222	Kravco	225 W Washington Street		Indianapolis	IN	46204
130	Livingston Mall	#1022	Livingston	New Jersey	7039	4,351	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
131	Ocean County Mall	#101L	Toms River	New Jersey	8753	3,645	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
132	Walt Whitman Mall	#1063	Huntington Station	New York	11746	4,354	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204

133	Tri-County Mall	G-9	Cincinnati	Ohio	45246	2,500	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
134	Monmouth Mall		Eatontown	New Jersey	7724	3,598	Vornado	210 Route 4 East		Paramus	NJ	7652
135	Montgomery Mall	C1 &C2	North Wales	Pennsylvania	19454	4,046	Kravco	225 W Washington Street		Indianapolis	IN	46204
136	White Plains	#489	White Plains	New York	10601	3,690	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
137	Willow Grove Park		Willow Grove	Pennsylvania	19090	3,124	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
138	Stonestown Galleria		San Francisco	California	94132	3,581	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
139	Galleria at Crystal Run	D209	Middletown	New York	10940	3,599	Pyramid	4 Clinton Square		Syracuse	NY	13202
140	Carousel Center		Syracuse	New York	13290	3,070	Pyramid	4 Clinton Square		Syracuse	NY	13202
141	Sun Valley Mall		Concord	California	94520	2,590	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
142	Hawthom Center	G6UL	Vernon Hills	Illinois	60061	3,268	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
143	Stratford Square Mall	B20	Bloomingdale	Illinois	60108	2,557	The Mills Corp	3225 N Central Avenue	Suite 1205	Phoenix	AZ	85012
144	Deptford Mall		Deptford	New Jersey	8096	4,404	Kravco	225 W Washington Street		Indianapolis	IN	46204
145	Stamford Town Center		Stamford	Connecticut	6901	3,672	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
146	Woodfield Mall	G311	Schaumburg	Illinois	60173	5,124	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
147	Fox Valley Shopping Center		Aurora	Illinois	60504	4,086	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
148	Danbury Fair Mall		Danbury	Connecticut	6810	4,827	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
149	Eastern Hills Mali		Williamsville	New York	14221	3,550	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
150	Freehold Raceway Mall		Freehold	New Jersey	7728	2,981	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
151	Silver City Galleria Mall		Taunton	Massachusetts	2780	3,127	General Growth	110 N Wacker Dr.		Chicago	IL	60606
152	Christiana Mall		Newark	Delaware	19702	4,875	General Growth	110 N Wacker Dr.		Chicago	IL	60606
153	Columbia Mall	#153	Columbia	Maryland	21044	4,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
154	Menlo Park Mall		Edison	New Jersey	8837	4,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
157	Southlake Mall		Merrillville	Indiana	46410	4,598	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
158	Boulevard Mall		Amherst	New York	14226	4,731	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
159	Fairfield Mall		Beavercreek	Ohio	45431	3,731	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
160	Lynnhaven Mall	D06A	Virginia Beach	Virginia	23452	3,330	General Growth	110 N Wacker Dr.		Chicago	IL	60606
162	Seminole Towne Center		Sanford	Florida	32771	3,213	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
164	Chesterfield Towne Center		Midlothian	Virginia	23235	5,240	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
166	Queen Center		Elmhurst	New York	11373	3,823	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
167	Great Northern Mall		Clay	New York	13041	3,091	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
169	Sangertown Mall	G-02	New Hartford	Connecticut	13413	3,500	Pyramid	4 Clinton Square		Syracuse	NY	13202
171	Westmoreland Malt	#218	Greensburg	Pennsylvania	15601	2,838	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
172	Dover Mall		Dover	Delaware	19901	4,274	General Growth	110 N Wacker Dr.		Chicago	IL	60606
174	Green Acres Mall		Valley Stream	New York	11581	6,056	Vornado	210 Route 4 East		Paramus	NJ	7652
175	Tippecanoe Mall		Lafayette	Indiana	47905	4,633	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
176	Fox Run Mall	#1	Newington	New Hampshire	3801	3,670	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
177	Pyramid Mall Ithaca	B07	Ithaca	New York	14850	3,533	Pyramid	4 Clinton Square		Syracuse	NY	13202
178	Hudson Valley Mall		Kingston	New York	12401	3,600	Pyramid	4 Clinton Square		Syracuse	NY	13202
183	Metrocenter Mall		Phoenix	Arizona	85051	3,702	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
184	Palisades Center	B203	West Nyack	New York	10994	3,549	Pyramid	4 Clinton Square		Syracuse	NY	13202
185	South Shore Mall		Bay Shore	New York	11706	3,593	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
186	Owings Mills Mall	1106	Owings Mills	Maryland	21117	3,017	General Growth	110 N Wacker Dr.		Chicago	IL	60606
188	Stones River Mall		Murfreesboro	Tennessee	37129	3,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
189	Southland Shopping Center	1290	Taylor	Michigan	48180	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
190	Dayton Mall	252	Dayton	Ohio	45459	3,720	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
192	The Pavillions at Buckland Hills	1138	Manchester	Connecticut	6040	4,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
193	Exton Square Mall	2005	Exton	Pennsylvania	19341	3,360	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
194	Mall of New Hampshire	W123	Manchester	New Hampshire	3103	3,633	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
195	Crystal Mall	R207	Waterford	Connecticut	6385	2,842	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
196	Springfield Mali	GG10	Springfield	Virginia	22150	3,077	Vornado	210 Route 4 East		Paramus	NJ	7652
197	Annapolis Mall		Annapolis	Maryland	21401	3,974	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
198	Orland Square Shopping Center	B11	Chicago	Illinois	60462	3,081	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
200	Northshore Mall	E155	Peabody	Massachusetts	1960	3,467	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
201	Southern Park Mall	725	Youngstown	Ohio	44512	2,787	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
202	Great Lakes Crossing	859	Auburn Hills	Michigan	48326	3,184	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
203	Northwoods Mall	G532	Charleston	South Carolina	29406	4,072	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
204	Mall of America	N118	Bloomington	Minnesota	55425	4,077	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
205	Century Mall III	629	West Mifflin	Pennsylvania	15123	3,107	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
206	Hanes Mall	AL-120	Winston Salem	North Carolina	27103	3,961	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
207	Rivertown Crossing	2048	Grandville	Michigan	49418	3,549	General Growth	110 N Wacker Dr.		Chicago	IL	60606
208	Providence Place	B307	Providence	Rhode Island	2903	3,090	General Growth	110 N Wacker Dr.		Chicago	IL	60606
209	Meriden Square Mall	4068	Meriden	Connecticut	6451	3,436	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
214	Southpark Center	DL-408	Strongsville	Ohio	44136	3,424	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
215	Glenbrook Square Mall	E6	Fort Wayne	Indiana	46805	3,467	General Growth	110 N Wacker Dr.		Chicago	IL	60606
216	Market Place Shopping Center	340	Champaigne	Illinois	61820	3,826	General Growth	110 N Wacker Dr.		Chicago	IL	60606
218	Summit Mall	258A	Akron	Ohio	44333	3,139	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
219	Eastwood Mall	652	Niles	Ohio	44446	3,500	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
220	College Mall	M13A	Bloomington	Indiana	47401	3,523	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
221	Muncie Mall	L05	Muncie	Indiana	47303	3,698	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
222	Plymouth Meeting Mall	2100	Plymouth	Pennsylvania	19462	3,083	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
223	Haywood Mall	2045	Greenville	South Carolina	29605	3,442	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
224	Jersey Gardens	2076	Elizabeth	New Jersey	7201	2,543	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
225	Knoxville Center Mall	2187	Knoxville	Tennessee	37924	3,019	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
226	Meridian Mall	243	Lansing	Michigan	48864	3,630	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
227	Franklin Park Mall	520	Toledo	Ohio	43623	3,835	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
228	Potomac Mills Center	247	Woodbridge	Virginia	22192	3,561	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
229	Coventry Mail	C8	Pottstown	Pennsylvania	19465	2,958	Stoltz Management	Routes 724 & 100		Pottstown	PA	19465
230	Coolsprings Galleria	2430	Franklin	Tennessee	37067	2,418	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
231	Fairlane Town Center	N314	Dearborn	Michigan	48126	3,047	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
233	Colonial Mall Gadsden	47	Gadsden	Alabama	35901	3,165	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102

234	Colonial Park Mall	15	Harrisburg	Pennsylvania	17109	3,125	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
235	Hickory Hollow Mall	2111/2113	Antioch	Tennessee	37013	3,597	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
236	Pheasant Lane Mall	E145	Nashua	New Hampshire	3060	2,630	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
237	Beaver Valley Mall	640	Monaca	Pennsylvania	15061	4,000	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
238	Honey Creek	B2	Terre Haute	Indiana	44310	3,667	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
239	RiverGate Mall	A6A	Goodlettsville	Tennessee	37072	3,452	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
240	Cary Town Center	E4428	Raleigh	North Carolina	27511	2,567	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
242	Grand Central Mall	273	Vienna	West Virginia	26105	2,712	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
243	Mall at Johnson City	17	Johnson City	Tennessee	37601	3,055	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
244	Maplewood Mall	2012	Maplewood	Minnesota	55109	2,974	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
245	Chesterfield Mall	BL220	Chesterfield	Missouri	63017	3,208	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
246	Chapel Hill Mall	339	Akron	Ohio	44310	3,418	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
247	Fashion Square Mall	C312	Saginaw	Michigan	48604	3,009	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
248	Wilton Mall	E18	Saratoga Springs	New York	12866	2,467	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
249	Asheville Mall	L42	Asheville	North Carolina	28805	3,363	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
250	Burnsville Center	1044	Burnsville	Minnesota	55306	2,676	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
251	Eastland Mall	64	Evansville	Indiana	47715	3,310	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
252	Opry Mills	476	Nashville	Tennessee	37214	3,590	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
253	Crestwood Mall	436	St Louis	Missouri	63126	2,570	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
254	Mid Rivers	1252	St Peters	Missouri	63376	3,133	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
255	Charlestown Mall	C214	St Charles	Illinois	60174	3,016	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
256	Independence Mall	D114	Kingston	Massachusetts	2364	3,081	Pyramid	4 Clinton Square		Syracuse	NY	13202
257	Circle Centre Mall	F16	Indianapolis	Indiana	46225	3,632	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
258	Tysons Corner Center	G5U	McLean	Virginia	22102	3,578	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
259	Arundel Mills	211	Hanover	Maryland	21076	3,088	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
260	Arnot Mall	N9	Horsehead	New York	14844	3,000	Arnot Realty	3300 Chambers Road South		Horsehead	NY	14845
261	Morgantown	613	Morgantown	West Virginia	26501	2,870	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
262	Arbor Place	1180	Douglassville	Georgia	30315	3,237	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
263	Governor's Square	2170	Tallahassee	Florida	32301	3,024	General Growth	110 N Wacker Dr.		Chicago	IL	60606
264	Colonial Mall at Macon	18	Macon	Georgia	31206	3,120	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
265	Miller Hill	J08	Duluth	Minnesota	55811	2,842	Simon Property Group	225 W Washington Street .		Indianapolis	IN	46204
266	Merle Hay Mall	912	Des Moines	Iowa	50310	3,456	The Mills Corp	3850 Merle Hay Road	Suite 101	Des Moines	IA	50310
268	Oak Court	1130	Memphis	Tennessee	38117	4,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
269	Four Seasons Mall	209	Greensboro	North Carolina	27407	3,585	General Growth	110 N Wacker Dr.		Chicago	IL	60606
271	Harford Mall	W4	Belair	Maryland	21014	3,243	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
272	University Mall	112	Tuscaloosa	Alabama	35405	3,539	Aronov Realty Management	3500 Eastern Blvd		Montgomery	AL	36116
273	Meadowbrook Mall	640	Bridgeport	West Virginia	26330	3,325	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
274	Sandusky Mall	327	Sandusky	Ohio	44870	3,457	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
275	Eastland Mall	1055	Bloomington	Illinois	61701	4,211	Copaken White Blitt	1100 Walnut	Suite 2000	Kansas City	MO	64106
277	Brass Mill	1128	Waterbury	Connecticut	6706	3,759	General Growth	110 N Wacker Dr.		Chicago	IL	60606
278	White Marsh	2035	Baltimore	Maryland	21236	3,265	General Growth	110 N Wacker Dr.		Chicago	IL	60606
280	Concord Mills	699	Concord	North Carolina	28027	3,051	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
281	Kennedy Mall	566	Dubuque	Iowa	52002	3,745	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
282	Augusta Mall	1131	Augusta	Georgia	30909	3,242	General Growth	110 N Wacker Dr.		Chicago	IL	60606
283	Independence Mall	1093	Wilmington	North Carolina	28403	3,216	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
284	Colonial Myrtle Beach	D9	Myrtle Beach	South Carolina	29572	3,438	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
285	Colonial Mall Greenville	D4	Greenville	North Carolina	27858	2,895	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
286	Richland Mall	A7	Mansfield	Ohio	44906	3,500	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
287	North Dartmouth Mall	1360	North Dartmouth	Massachusetts	2747	3,300	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
288	Eastland Mall	B8	Columbus	Ohio	43232	4,560	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
289	Woodland Mall	1A	Grand Rapids	Michigan	49512	3,615	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
290	Valley Hills Mall	230	Hickory	North Carolina	28602	3,699	General Growth	110 N Wacker Dr.		Chicago	IL	60606
291	Riverchase Galleria	V2	Birmingham	Alabama	35244	3,089	General Growth	110 N Wacker Dr.		Chicago	IL	60606
292	Westroads		Omaha	Nebraska	68114	4,022	General Growth	110 N Wacker Dr.		Chicago	IL	60606
293	Tanger Factory Outlet Center-NY	304	Riverhead	New York	11901	3,860	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
294	Springfield Mall	10BU	Springfield	Pennsylvania	19064	3,071	Kravco	225 W Washington Street		Indianapolis	IN	46204
297	Macomb Mall	240/250	Roseville	Michigan	48066	3,000	Macomb Association	25 W 39th Street		New York	NY	10018
299	Mall of Louisiana	2186	Baton Rouge	Louisiana	70836	3,369	General Growth	110 N Wacker Dr.		Chicago	IL	60606
300	River Hills Mall	308	Mankato	Minnesota	56001	3,044	General Growth	110 N Wacker Dr.		Chicago	IL	60606
301	Colonial Mall Bel Aire	C19	Mobile	Alabama	36606	2,846	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
303	Northtown Mall	H19	Blaine	Minnesota	55434	3,600	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
304	Bangor Mall	E6	Bangor	Maine	4401	3,514	Kravco	225 W Washington Street		Indianapolis	IN	46204
305	Oakdale	Suite 76	Johnson City	New York	13790	2,827	Vomado	210 Route 4 East		Paramus	NJ	7652
306	Independence Center	G07	Independence	Missouri	64057	3,800	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
307	Polaris	2094	Columbus	Ohio	43240	3,243	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
308	South County Mall	51	St Louis	Missouri	63129	3,861	Westfieid	11601 Willshire Boulevard		Los Angeles	CA	90025
309	Midway Mall	F36	Elyria	Ohio	44035	3,036	Westfieid	11601 Willshire Boulevard		Los Angeles	CA	90025
310	Valley View Mall	LB40	Roanoke	Virginia	24012	2,920	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
311	West Ridge Mall	G13A	Topeka	Kansas	66604	3,093	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
312	McKinley Mall	807	Buffalo	New York	14219	3,372	Zamias	300 Market Street		Johnstown	PA	15901
313	Maine Mall	W11	Portland	Maine	4106	3,370	General Growth	110 N Wacker Dr.		Chicago	IL	60606
314	CherryVale Mall	F129	Rockford	Illinois	61112	3,438	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
315	St Clair Square	105	Fairview Heights	Illinois	62208	4,041	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
316	Cross Creek Mall	TB7	Fayetteville	North Carolina	28303	3,858	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
317	Charleston Town Center	2105	Charleston	West Virginia	25389	2,849	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
318	Mayfair Mall	865	Wauwatosa	Wisconsin	53226	3,023	General Growth	110 N Wacker Dr.		Chicago	IL	60606
319	White Oaks Mall	C10	Springfield	Illinois	62704	3,623	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
330	Park Plaza Mall		Little Rock	Arkansas	72205	2,910	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
331	The Hanover Mall	113	Hanover	Massachusetts	2339	3,000	Weiner	1775 Washinton Street		Hanover	MA	2339
332	Chicago Ridge		Chicago	Illinois	60415	3,509	Shopco Advisory Corp.	1250 Braodway		New York	NY	10001

333	Washington Square	166	Indianapolis	Indiana	46229	3,016	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
334	Ashland Town Center	468	Ashland	Kentucky	41101	3,354	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
335	River Valley Mall		Lancaster	Ohio	43130	3,200	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
336	Logan Valley Mall	944	Altoona	Pennsylvania	16602	3,227	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
337	Capital City Mall		Camp Hill	Pennsylvania	17011-7003	3,603	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
338	Jefferson Pointe Mall	H10	Fort Wayne	Indiana	46804	3,401	Red Development	4717 Central Avenue		Kansas City	MS	64112
339	The Mall at Whitney Field	Formerly Searstown Mall Leominster		Massachusetts	46804	3,548	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
340	Oakwood Mall	322	Eau Claire	Wisconsin	54701	3,786	General Growth	110 N Wacker Dr.		Chicago	IL	60606
341	The Lakes Mall	1076	Muskegon	Michigan	49444	2,928	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
342	York Galleria	166	York	Pennsylvania	17402	3,055	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
343	River Ridge Mall	B90	Lynchburgh	Virginia	24502	3,200	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
344	Berkshire Mall	B104	Lanesboro	Massachusetts	1237	3,500	Pyramid	4 Clinton Square		Syracuse	NY	13202
346	Robinson Town Center		Robinson Township	Pennsylvania		3,266	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
347	Stroud Mall		Stroudsburgh	Pennsylvania	18360	2,750	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
348	Connecticut Post	2041	Milford	Connecticut	6460	2,890	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
349	Berkshire Mall	G7	Wyomissing	Pennsylvania	19610	3,625	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
350	South Pointe	D5	Lincoln	Nebraska	68516	2,800	Red Development	4717 Central Avenue		Kansas City	MS	64112
351	The Plaza at King of Prussia		King of Prussia	Pennsylvania	19406	3,223	Kravco	225 W Washington Street		Indianapolis	IN	46204
353	Northpark Mall	36	Davenport	Iowa	52806	3,415	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
354	Southpark Mall	175	Moline	Illinois	61265	3,103	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
355	Eastgate Mall	344	Cincinnati	Ohio	45245	3,964	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
356	Southpark	F40	Colonial Heights	Virginia	23834	3,150	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
357	Clearview Mall	BL06	Butler	Pennsylvania	16001	2,997	JJ Gumberg	1051 Brinlon Road		Pittsburgh	PA	15221
358	Gateway Mall		Lincoln	Nebraska		3,728	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
359	Burlington Town Center		Burlington	Vermont		3,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
360	Nittany Mall		State College	Pennsylvania	16801	3,333	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
361	Spring Hill	Lease ID # 405001 0003	iWest Dundee	Illinois	60118	3,402	General Growth	110 N Wacker Dr.		Chicago	IL	60606
362	Solomon Pond	N219	Marlborough	Massachusetts	1752	3,208	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
363	Mall of Georgia	2025	Buford	Georgia	30519	3,713	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
364	Northwoods Mall		Peoria	Illinois	61613	4,281	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
365	Findlay Village	#153	Findlay	Ohio	45839	3,600	JJ Gumberg	1051 Brinton Road		Pittsburgh	PA	15221
366	Wausau Center		Wausau	Wisconsin		3,600	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
367	Birchwood Mall		Port Huron	Michigan		3,199	General Growth	110 N Wacker Dr.		Chicago	IL	60606
368	Susquehanna Valley		Selinsgrove	Pennsylvania	17870	3,090	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
369	Eden Prairie Center		Eden Prairie	Minnesota	55344	3,530	General Growth	110 N Wacker Dr.		Chicago	IL	60606
370	Steeplegate Mall		Concord	New Hampshire	3301	3,158	General Growth	110 N Wacker Dr.		Chicago	IL	60606
371	Salmon Run Mall	NYS Rte 3	Watertown	New York		2,958	Pyramid	4 Clinton Square		Syracuse	NY	13202
372	Champlain Center North	C119	Pittsburgh	New York		3,366	Pyramid	4 Clinton Square		Syracuse	NY	13202
373	Florence Mall		Florence	Kentucky		3,828	General Growth	110 N Wacker Dr.		Chicago	IL	60606
374	North Grand Mall		Ames	Iowa	50010	3,707	Landau & Heyman	303 E Main Street	Suite 201	Barrington	IL	60010
375	Palmer Park Mall	Palmer Township	Easton	Pennsylvania	18042	2,971	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
376	Manhattan Town Center		Manhattan	Kansas		3,500	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
377	Jefferson Mall		Louisville	Kentucky		2,521	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
378	University Mall		South Burlington	Vermont		3,000	Finard & Company	One Burlington Woods Dr		Burlington	MA	01803
379	Rockingham Park Mall		Salem	New Hampshire	3079	3,419	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
380	Brookfield Square		Brookfield	Wisconsin	53005-6084	3,968	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
381	Johnstown Galleria		Johnstown	Pennsylvania	15901	3,250	Zamias	300 Market Street		Johnstown	PA	15901
382	Madison Square Mall		Huntsville	Alabama	35806	3,060	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
383	Rotterdam Square		Schenectady	New York	12306	2,930	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
384	Kenwood Town Center		Cincinnati	Ohio	45236	3,650	General Growth	110 N Wacker Dr.		Chicago	IL	60606
385	Kentucky Oaks Mall		Paducah	Kentucky	42001	3,651	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
386	Upper Valley Mall		Springfield	Ohio	45504	3,024	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
387	Apple Blossom Mall		Winchester	Virginia	22601	3,252	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
388	College Square - IA		Cedar Falls	Iowa	50613	3,514	Landau & Heyman of Iowa, Inc.	249 W 17th Street		New York	NY	10011
389	Wolfchase Galleria		Memphis	Tennessee	38133	3,450	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
390	Magnolia Mall		Florence	South Carolina	29501	3,002	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
391	Phillipsburg Mall		Phillipsburg	New Jersey	08865-4105	3,696	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
392	West Towne Mall		Madison	Wisconsin	53719-1069	3,050	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
393	Regency Mall		Racine	Wisconsin	53406-5052	3,450	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
394	Northgate Mall		Cincinnati	Ohio	45251	3,300	David Hocker	1901 Frederica Street		Owensboro	KY	42301
395	Brunswick Square		East Brunswick	New Jersey	8816	3,790	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
396	Easton Town Center		Columbus	Ohio	43219	3,673	Steiner and Associates, Inc.	4200 Regent Street	Suite 210	Columbus	OH	43219
397	Indian Mound Mall		Heath	Ohio	43056	3,953	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
398	Towne East Square		Wichita	Kansas	67207	3,100	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
399	Sikes Senter Mall		Wichita Falls	Texas	76308	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
440	Coral Ridge Mall		Coralville	Iowa	52241	3,401	General Growth	110 N Wacker Dr.		Chicago	IL	60606
441	Georgia Square Mall	Suite 212	Athens	Georgia	30606-3155	3,150	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
442	Mall of Abilene		Abilene	Texas	79606	3,339	Landau & Heyman	124 Johnson Ferry Rd		Atlanta	GA	30328
443	Great Mall of the Great Plains		Olathe	Kansas	66061	4,284	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
444	Central Mall		Fort Smith	Arkansas	72903	2,920	Warmack and Company, LLC	Central Mall		Fort Smith	AR	72903
445	Santa Rosa Mall	Suite 60	Mary Esther	Florida	32569	3,054	Jim Wilson	3500 Piedmont Road NE	Suite 600	Atlanta	GA	30305
446	Westwood Mall		Jackson	Michigan	49201	4,214	General Growth	110 N Wacker Dr.		Chicago	IL	60606
447	Eastwood Town Center		Lansing	Michigan	48912	3,600	Jeffery R. Anderson Realty	3805 Edwards Road	Suite 700	Cincinnati	OH	45209
448	Penn Square Mall		Oklahoma City	Oklahoma	73116	3,152	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
449	Louis Joliet Mall		Joliet	Illinois	60431	4,281	The Mills Corp	3340 Mall Loop		Joliet	IL	60431
450	Crossroads Center		St. Cloud	Minnesota	56301	4,021	General Growth	110 N Wacker Dr.		Chicago	IL	60606
451	University Mall		Carbondale	Illinois	62902	3,600	Landau & Heyman	120 South Riverside Plaza	Suite 1605	Chicago	IL	60606
452	West Valley Mall		Tracy	California	95304	3,498	General Growth	110 N Wacker Dr.		Chicago	IL	60606
453	Cape Cod Mall		Hyannis	Massachusetts	2601	3,862	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
454	Grand Traverse Mall		Traverse City	Michigan	49684	3,040	General Growth	110 N Wacker Dr.		Chicago	IL	60606

455	Enfield		Enfield	Connecticut	6082	3,300	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
456	Lakeland Square Mall	RM 304	Lakeland	Florida	33809	3,200	General Growth	110 N Wacker Dr.		Chicago	IL	60606
457	Colony Square		Zanesvllle	Ohio	43701	2,659	General Growth	110 N Wacker Dr.		Chicago	IL	60606
458	Westshore Mall		Holland	Michigan	49424	3,053	Wilmorite	1265 Scottsville Road		Rochester	NY	14624
459	Towne Mall		Elizabethtown	Kentucky	42701	3,000	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
460	Janesville Mall		Janesville	Wisconsin	53545	3,418	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
461	West Park Mall	Suite 134	Cape Girardeau	Missouri	63703	3,811	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
462	Viewmont Mall		Scranton	Pennsylvania	18508-1305	3,300	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
463	Swansea Mall		Swansea	Massachusetts	2777	3,028	General Growth	110 N Wacker Dr.		Chicago	IL	60606
464	Bay City Mall		Bay City	Michigan	48706	3,410	General Growth	110 N Wacker Dr.		Chicago	IL	60606
465	Lansing Mall		Lansing	Michigan	48917	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
466	Lakeview Square Mall		Battle Creek	Michigan	49015	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
467	Governor's Square Mall		Clarksville	Tennessee	37042	3,720	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
468	Eastfield Mall		Springfield	Massachusetts	1129	3,470	Mountain Development Corp.	100 Delawanna Avenue	Suite 100	Clifton	NJ	7014
469	Northpark Mall	101 Rangeline Road	Joplin	Missouri	64801	3,167	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
470	Northgate Mall (TN)		Chattanooga	Tennessee	37415	3,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
471	Hulen Mall		Fort Worth	Texas	76132	2,909	General Growth	110 N Wacker Dr.		Chicago	IL	60606
472	Ridgemar Mall		Fort Worth	Texas	76116	2,982	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
473	Arsenal Mall		Watertown	Massachusetts	2472	3,809	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
474	Apache Mall		Rochester	Minnesota	55902	3,041	General Growth	110 N Wacker Dr.		Chicago	IL	60606
475	Anderson Mall		Anderson	South Carolina	29621	3,848	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
476	South Shore Plaza		Braintree	Massachusetts	2184	3,190	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
477	Northgate Mall (NC)		Raleigh	North Carolina	27701	2,747	Northgate Associates	P.O. Box 2476		Durham	NC	27715
478	Yorktown Mall		Lombard	Illinois	60148	2,835	Pehrson Long Associates	203 Yorktown Center		Lombard	IL	60148
479	Pecanland Mall		Monroe	Louisiana	71203	3,654	General Growth	110 N Wacker Dr.		Chicago	IL	60606
481	Park Place Mall		Tucson	Arizona	85711	3,174	General Growth	110 N Wacker Dr.		Chicago	IL	60606
482	Neshaminy Mall		Bensalem	Pennsylvania	19020	3,175	General Growth	110 N Wacker Dr.		Chicago	IL	60606
483	Triangle Town Center		Raleigh	North Carolina	27616	3,541	Jacobs Group	25425 Center Ridge Road		Cleveland	OH	44145
484	The Oaks Mall		Gainsville	Florida	32605	3,349	General Growth	110 N Wacker Dr.		Chicago	IL	60606
485	Collin Creek Mall		Piano	Texas	75075	3,531	General Growth	110 N Wacker Dr.		Chicago	IL	60606
486	Colonial Mall at Auburn		Auburn	Alabama	36830	3,538	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
487	Carolina Place Mall		Pineville	North Carolina	28134	2,997	General Growth	110 N Wacker Dr.		Chicago	IL	60606
488	The Parks at Arlington	#2206	Arlington	Texas	76015-4194	3,330	General Growth	110 N Wacker Dr.		Chicago	IL	60606
489	Towne Square Mall		Owensboro	Kentucky	42301	3,674	Aronov Realty Management	3500 Eastern Blvd		Montgomery	AL	36116
490	Prime Outlets of Grove City		Grove City	Pennsylvania	16127	4,749	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
491	Prime Outlets of Hagerstown		Hagerstown	Maryland	21740	5,063	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
492	San Marcos Outlet Stores	Suite 450	San Marcos	Texas	78666-5957	5,764	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
493	Rehoboth Outlets		Rehoboth Beach	Delaware	19971	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
494	Valley Mall	Attention: Mall Management	Harrisonburg	Virginia	22801	3,200	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
506	Shenango Valley Mall		Hermitage	Pennsylvania	16148	3,600	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
507	Greenwood Mall		Bowling Green	Kentucky	42104	3,584	General Growth	110 N Wacker Dr.		Chicago	IL	60606
508	Myrtle Beach Outlet		Myrtle Beach	South Carolina	29579	5,040	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
509	Pleasant Prairie Outlets		Kenosha	Wisconsin	53158	3,600	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
510	Jeffersonville		Jeffersonville	Ohio	43128	4,976	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
511	Prime Outlets Brich Run		Birch Run	Michigan	48415	6,000	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
512	Prime Outlets Niagara		Niagara Falls	New York	14304	3,874	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
515	Waterloo Outlets		Waterloo	New York	13165	6,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
516	Huntley Outlets		Huntley	Illinois	60149	5,104	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
517	New River Valley Mall		Christiansburg	Virginia	24073-6506	3,542	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
518	Crossroads Mall		Portage	Michigan	49024	3,271	General Growth	110 N Wacker Dr.		Chicago	IL	60606
519	Wyoming Valley Mall		Wilkes Barre	Pennsylvania	18702	3,385	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
520	Virginia Center Commons		Glen Allen	Virginia	23059	2,809	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
521	Geneva Center Commons		Geneva	Illinois	60134	3,600	Jeffery R. Anderson Realty	3805 Edwards Road	Suite 700	Cincinnati	OH	45209
522	Southridge Mall		Greendale	Wisconsin	53129	4,500	The Mills Corp	5425 Wisconsin Avenue	Suite 500	Chevey Chase	MD	20815
523	Tulsa Promenade		Tulsa	Oklahoma	74135	3,682	Coyote Management LP	16475 Dallas Parkway	Suite 250	Addison	TX	75001
524	Esplanade Mall		Kenner	Louisiana	70065	3,274	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
525	Kirkwood Mall		Bismark	North Dakota	58504	4,284	The Mills Corp	7th Street and Bismark Exp		Bismark	ND	58504
526	Grapevine Mills Mall		Grapevine	Texas	76051	2,803	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
527	Golden East Crossing		Rocky Mount	North Carolina	27804	2,606	General Growth	110 N Wacker Dr.		Chicago	IL	60606
528	Sarasota Square		Sarasota	Florida	34238	3,389	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
529	Green Tree Mall		Clarksville	Indiana	47129	3,000	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
530	Columbia Mall (MO)		Columbia	Missouri	65203	3,003	General Growth	110 N Wacker Dr.		Chicago	IL	60606
531	Quintard Mall		Oxford	Alabama	36203	3,515	Grimmer Realty Company	200 Green Springs Highway		Birmingham	AL	35209
532	Huntington Mall		Barboursville	West Virginia	25504	3,566	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
533	Northtown Mall		Spokane	Washington	99207	3,067	General Growth	110 N Wacker Dr.		Chicago	IL	60606
534	Southwest Plaza		Littleton	Colorado	80123	3,828	General Growth	110 N Wacker Dr.		Chicago	IL	60606
535	Bellis Fair Mall		Bellingham	Washington	98226	3,426	General Growth	110 N Wacker Dr.		Chicago	IL	60606
536	Patrick Henry Mall		New Port News	Virginia	23602	3,434	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
537	The Citadel Mall		Colorado Springs	Colorado	80909	3,848	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
538	North East Mall		Hurst	Texas	76053	3,199	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
539	Alderwood Mall		Lynnwood	Washington	98037	3,132	General Growth	110 N Wacker Dr.		Chicago	IL	60606
540	Kitsap Mall		Silverdale	Washington	98383	3,500	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
541	South Hill Mall		Puyallup	Washington	98373	3,382	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
542	Arbor Lakes Mall		Maple Grove	Minnesota	55369	3,620	Red Development	4717 Central Avenue		Kansas City	MS	64112
543	Vancouver Mall		Vancouver	Washington	98662	3,210	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
544	Bay Park Square		Green Bay	Wisconsin	54304	3,527	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
545	Country Side Mall		Clearwater	Florida	33761	3,349	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
546	Fox River Mall		Appleton	Wisconsin	54913	4,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
547	Columbia Mall		Grand Forks	North Dakota	58201	3,309	The Mills Corp	257 E Main Street		Barrington	IL	60010
548	Lima Mall		Lima	Ohio	45805	4,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204

549	Valley View Mall-WI		LaCrosse	Wisconsin	54601	3,422	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
550	Post Oak Mall		College Station	Texas	77840	3,785	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
551	Midland Mall	Pay rent for 3800 sqft, sp	Midland	Michigan	48642	3,800	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
552	Moorestown Mall		Moorestown	New Jersey	8057	3,000	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
553	Carolina Mall		Concord	North Carolina	28025	3,418	Hull Storey Retail Group	3632 Wheeler Road		Augusta	GA	30909
554	Valley West Mall		West DeMoines	Iowa	50266	3,880	Watson Centers	3100 W Lake Street	Suite 420	Minneapolis	MN	55416
555	Cordova Mall		Pensacola	Florida	32504	3,999	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
556	Mall of the Bluffs		Council Bluffs	Iowa	51503	3,571	General Growth	110 N Wacker Dr.		Chicago	IL	60606
557	Quail Springs		Oklahoma City	Oklahoma	73134	3,333	General Growth	110 N Wacker Dr.		Chicago	IL	60606
558	Towne West Square		Wichita	Kansas	67209	3,180	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
559	Eastdale Mall		Montgomery	Alabama	36117	3,395	Aronov Realty Management	3500 Eastern Blvd		Montgomery	AL	36116
560	North Point Mall		Alpharetta	Georgia	30022	3,596	General Growth	110 N Wacker Dr.		Chicago	IL	60606
561	Altamonte Mall		Altamonte Springs	Florida	32701	3,552	General Growth	110 N Wacker Dr.		Chicago	IL	60606
562	Foothills Mall		Fort Collins	Colorado	80525	3,188	General Growth	110 N Wacker Dr.		Chicago	IL	60606
563	Vista Ridge Mall		Lewisville	Texas	75067	2,762	General Growth	110 N Wacker Dr.		Chicago	IL	60606
564	Ridgedale Mall		Minnetonka	Minnesota	55305	3,481	General Growth	110 N Wacker Dr.		Chicago	IL	60606
565	North Star Mall		San Antonio	Texas	78216	4,620	General Growth	110 N Wacker Dr.		Chicago	IL	60606
566	Memorial City Mall		Houston	Texas	77027	3,458	General Growth	110 N Wacker Dr.		Chicago	IL	60606
567	Empire Mali		Sioux Falls	South Dakota	57106	3,409	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
568	Southern Hills Mall		Sioux City	Iowa	51106	3,561	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
569	Oglethorpe Mall		Savannah	Georgia	31406	3,580	General Growth	110 N Wacker Dr.		Chicago	IL	60606
570	Southlake Mall		Morrow	Georgia	30260	4,121	General Growth	110 N Wacker Dr.		Chicago	IL	60606
571	Millcreek Mall		Erie	Pennsylvania	16565	3,708	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
572	Vintage Faire Mall		Modesto	California	95356	3,776	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
573	Wiregrass Commons		Dothan	Alabama	36303	3,407	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
574	Westgate Mall		Spartanburg	South Carolina	29301	4,191	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
575	Deerbrook Mall		Humble	Texas	77338	3,090	General Growth	110 N Wacker Dr.		Chicago	IL	60606
576	Colonial Mall Valdosta		Valdosta	Georgia	31601	3,371	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
577	Parkway Place Mall		Huntsville	Alabama	35801	3,545	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
578	Francis Scott Key Mall		Frederick	Maryland	21703	4,089	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
579	Tanger Five Oaks		Sevierville	Tennessee	37862	3,550	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
580	Prime Outlets Ellenton		Ellenton	Florida	34222	4,118	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
581	Prime Outlets at Gaffney		Gaffney	South Carolina	29341	3,514	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
582	Tanger Outlet Center in Foley	see letter 12/22/03 for l	Foley	Alabama	36535	5,240	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
583	Gettysburg Outlet		Gettysburg	Pennsylvania	17325	3,600	Delancey Realty Services	718 Arch Street	Suite 400	Philadelphia	PA	19106
584	Woodland Hills Mall		Tulsa	Oklahoma	74133	3,531	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
585	Valley River Mall		Eugene	Oregon	97401	3,500	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
586	Dakota Square	Paying 7% of sales until $	Minot	North Dakota	58701	3,393	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
587	South Plains Mall		Lubbock	Texas	79414	3,590	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
588	Rivercenter Mall		San Antonio	Texas	78205	3,558	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
589	Lakeline Mall		Cedar Park	Texas	78613	2,986	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
590	Tuttle Crossing		Dublin	Ohio	43016	3,013	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
591	Lakeforest Mall		Gaithersburg	Maryland	20877	3,162	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
592	Clackamas Town Center		Portland	Oregon	97086	3,390	General Growth	110 N Wacker Dr.		Chicago	IL	60606
593	Fort Henry Mall		Kingsport	Tennessee	37664	2,880	Boardwalk Management Company, Inc.	31640 US Highway 19 N	Suite 1	Palm Harbor	FL	34684
594	Regency Square Mall		Florence	Alabama	35630	3,500	Hull Storey Retail Group	3632 Wheeler Road		Augusta	GA	30909
595	Eastridge Mall		Gastonia	North Carolina	28054	2,870	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
596	Acadiana Mall		Lafayette	Louisiana	70503	2,984	Lafayette Associates	2690 Crooks Rd	Suite 400	Troy	Ml	48084
597	Spotsylvania Mall	For calculation purposes	Fredericksburg	Virginia	22407	3,563	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
596	Rushmore Mall		Rapid City	South Dakota	57701	3,393	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
599	Tanger Branson		Branson	Missouri	65616	3,345	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
600	Castle Rock Outlets		Castle Rock	Colorado	80106	4,718	Craig Realty Group	1500 Quail Street	Suite 100	Newport Beach	CA	92660
601	Silver Sand Outlet Center		Destin	Florida	32550	3,852	Howard Group	185 Grand Blvd	Suite 100	Sandestin	FL	32550
602	Northpark Mall		Ridgeland	Mississippi	39157	3,753	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
603	Tyrone Square		St. Petersburg	Florida	33710	3,500	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
604	West Acres		Fargo	North Dakota	58103	3,318	West Acres Development	P.O. Box 9978		Fargo	ND	58106
605	University Mall		Tampa Bay	Florida	33612	4,026	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
606	Oakridge Mall		San Jose	California	95123	3,065	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
607	Desert Ridge Mall		Phoenix	Arizona	85050	3,550	Vestar Development	2425 E Camelback Road	Siute 750	Phoenix	AZ	85016
608	Florida Mall		Orlando	Florida	32809	3,077	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
609	The Maine Mall Outlets		Kittery	Maine	3904	3,203	Ram Management Company	200 US RT 1	Suite 200	Scarborough	ME	4074
611	Coastal Grand Mall		Myrtle Beach	South Carolina	29577	3,360	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
612	Superstition Springs Mall		Mesa	Arizona	85206	3,310	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
613	Tanger Williamsburg (IA)		Williamsburg	Iowa	52361	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
614	Wheaton Mall		Silver Spring	Maryland	20902	3,650	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
615	St. Augustine Outlets		St. Augustine	Florida	32092	3,900	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
616	Johnson Creek		Johnson Creek	Wisconsin	53038	4,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
617	Plaza Camino Real		Carlsbad	California	92008	3,860	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
618	Berkeley Mall		Goldsboro	North Carolina	27534	3,782	Faison	720 S. Lafayette Street		Shelby	NC	28150
619	Center at Salisbury		Salisbury	Maryland	21801	3,100	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
620	Barton Creek Mall		Austin	Texas	78746	3,615	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
621	Brandon Town Center		Brandon	Florida	3351	3,081	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
622	North County Fair Mall		Escondido	California	92025	4,117	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
623	Jacksonville Mall		Jacksonville	North Carolina	28546	3,015	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
624	Katy Mills		Katy	Texas	77494	3,213	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
625	Citrus Park Mall		Tampa	Florida	33625	3,783	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
626	Westgate Mall		Amarillo	Texas	79121-0140	3,500	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
627	Mission Valley Mall		San Diego	California	92108	3,146	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
628	Towson Town Center		Towson	Maryland	21204	3,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
629	Parkway Plaza		El Cajon	California	92020	3,981	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025

630	Cortana Mall		Baton Rouge	Louisiana	70815	3,500	Mall Prop	654 Madison Avenue		New York	NY	10021
631	Southland Mall		Houma	Louisiana	70364	3,510	Sizeler Properties	4200 Regent Street	Suite 210	Columbus	OH	43219
632	Belmar Mall		Lakewood	Colorado	80226	3,538	Continuum Property Management Co.	405 S. Teller St		Denver	CO	80226
633	Chandler Fashion Center		Chandler	Arizona	85226	3,072	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
634	Panama City		Panama City	Florida	32405	2,804	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
635	Mall St Vincent		Shreveport	Louisiana	71104	3,214	General Growth	110 N Wacker Dr.		Chicago	IL	60606
636	St Louis Mills		Hazelwood	Missouri	63042	3,692	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
637	Chico Mall		Chico	California	95928	3,130	General Growth	110 N Wacker Dr.		Chicago	IL	60606
638	Battlefield Mall		Springfield	Missouri	65804	4,568	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
639	Clifton Park Mall		Clifton Park	New York	12065	3,400	The Mills Corp	900 N Michigan Avenue	Suite 1300	Chicago	IL	60611
640	Cumberland Mall		Vineland	New Jersey	8360	2,994	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
641	Chapel Hills Mall (CO)		Colorado Springs	Colorado	80920	3,547	General Growth	110 N Wacker Dr.		Chicago	IL	60606
642	Paddock Mall		Ocala	Florida	34474	3,575	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
643	Richmond Square		Richmond	Indiana	47374	4,332	Landau & Heyman	249 W 17th Street		New York	NY	10011
644	East Towne Mall		Madison	Wisconsin	53704	3,800	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
645	Indiana Mall		Indiana	Pennsylvania	15701	3,341	Zamias	300 Market Street		Johnstown	PA	15901
646	Markland Mall		Kokomo	Indiana	46902	3,480	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
647	Colorado Mills		Lakewood	Colorado	80401	3,467	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
648	Salem Center		Salem	Oregon	97301	3,537	General Growth	110 N Wacker Dr.		Chicago	IL	60606
649	Jordan Creek Mall		Des Moines	Iowa	50266	3,149	General Growth	110 N Wacker Dr.		Chicago	IL	60606
650	Sooner Mall		Norman	Oklahoma	73072	3,485	General Growth	110 N Wacker Dr.		Chicago	IL	60606
651	Albertville Outlets		Albertville	Minnesota	55301	4,500	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
652	Arrowhead Town Center		Glendale	Arizona	85038	3,013	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
653	Lighthouse Outlets		Michigan City	Indiana	46360	4,879	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
654	Plaza Bonita		National City	California	91950	4,064	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
655	Colonial Mall Decatur		Decatur	Alabama	35601	3,235	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
656	Brookwood Village		Birmingham	Alabama	35209	3,610	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
657	Baybrook Mall		Friendswood	Texas	77546	3,482	General Growth	110 N Wacker Dr.		Chicago	IL	60606
658	Regency Square Mall (VA)		Richmond	Virginia	23229	3,052	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
659	Algonquin Commons		Algonquin	Illinois	60102	3,600	Jeffery R. Anderson Realty	3805 Edwards Road	Suite 700	Cincinnati	OH	45209
660	Spokane Valley Mall		Spokane	Washington	99216	3,891	General Growth	110 N Wacker Dr.		Chicago	IL	60606
661	Golden Triangle Mall		Denton	Texas	76205	3,554	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
662	Central Mall (TX)		Texarkana	Texas	75503	3,199	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
663	Prime Outlet Williamsburg		Williamsburg	Virginia	23188	4,118	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
664	Adrian Mall		Adrian	Michigan	49221	3,434	General Growth	110 N Wacker Dr.		Chicago	IL	60606
665	Mall at Wellington Green		Wellington	Florida	33414	2,866	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
667	Victor Valley Mall		Victorville	California	92393	3,165	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
668	Cincinnati Mills		Cincinnati	Ohio	45240	3,426	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
669	Shoppes at Grand Prairie		Peoria	Illinois	61615	3,574	Culian Properties	211 Fulton Street	Suite 700	Pearia	IL	61602
670	Clay Terrace Mall		Carmel	Indiana	21740	2,832	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
671	Old Hickory Mall		Jackson	Tennessee	38305	3,928	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
672	Zona Rosa Mall		Kansas City	Missouri	64153	3,595	Steiner and Associates, Inc.	4200 Regent Street	Suite 210	Columbus	OH	43219
673	Valley Plaza Mall		Bakersfield	California	93304	3,570	General Growth	110 N Wacker Dr.		Chicago	IL	60606
674	Chautauqua Mall		Lakewood	New York	14750	3,478	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
675	Ingram Park Mall		San Antonio	Texas	78238	3,480	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
676	Richland Mall		Waco	Texas	76710	3,500	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
677	Broadway Mall		Hicksville	New York	11801	4,014	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
678	Northgate Mall (WA)		Seattle	Washington	98125	3,621	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
679	Melbourne Square Mall		Melbourne	Florida	32904	3,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
680	Greenbrier Mall		Chesapeake	Virginia	23320	3,502	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
681	Galleria at Dallas		Dallas	Texas	75240	3,200	General Growth	110 N Wacker Dr.		Chicago	IL	60606
682	Treasure Coast Mall		Jensen Beach	Florida	34957	2,663	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
683	Tanger Howell		Howell	Michigan	48855	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
684	Coastland Mall		Naples	Florida	34102	3,644	General Growth	110 N Wacker Dr.		Chicago	IL	60606
685	Edgewater Mall		Biloxi	Mississippi	39531	4,235	Jim Wilson	3500 Piedmont Road NE	Suite 600	Atlanta	GA	30305
686	Broadway Square		Tyler	Texas	75703	3,630	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
687	Osage Beach Outlets		Osage Beach	Missouri	65065	4,518	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
688	Imperial Valley Mall		El Centra	California	92243	3,958	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
689	Mall at Barnes Crossing		Tupelo	Mississippi	38804	3,575	David Hocker	1901 Frederica Street		Owensboro	KY	42301
690	Valley Mall (MD)		Hagerstown	Maryland	21740	3,025	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
691	Orange Park Mall		Orange Park	Florida	32073	3,127	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
692	Sunland Park Mall		El Paso	Texas	79912	3,407	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
693	Northwest Arkansas Mall		Fayetteville	Arkansas	72703	3,536	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
694	Flatiron Crossing	Suite 5555	Broomfield	Colorado	80021	3,600	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
695	Parkdale Mall		Beaumont	Texas	77706	3,004	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
696	Charlottesville Mall		Charlottesville	Virginia	22901	2,816	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
697	Houston Galleria		Houston	Texas	77056	3,297	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
698	The Avenues		Jacksonville	Florida	32256	3,842	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
699	Sawgrass Mills Mall		Sunrise	Florida	33323	3,326	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
700	Oak View Mall		Omaha	Nebraska	68144	3,344	General Growth	110 N Wacker Dr.		Chicago	IL	60606
701	First Colony		Sugarland	Texas	77479	3,762	General Growth	110 N Wacker Dr.		Chicago	IL	60606
702	Lufkin Mall		Lufkin	Texas	75901	3,156	The Mills Corp	900 N Michigan Avenue	Suite 1300	Chicago	IL	60611
703	Southdale Center		Edina	Minnesota	55435	3,897	The Mills Corp	10 Southdale Center		Edina	MN	55435
704	Hampshire Mall		Hadley	Massachusetts	1035	3,250	Pyramid	4 Clinton Square		Syracuse	NY	13202
705	Coronado Mall		Alburquerque	New Mexico	87110	3,454	General Growth	110 N Wacker Dr.		Chicago	IL	60606
706	Capital Mall		Olympia	Washington	98502	3,240	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
707	College Square Mall		Morristown	Tennessee	37813	4,027	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
708	Boynton Beach		Boynton Beach	Florida	33426	3,314	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
710	Aviation Mall		Queensbury	New York	12804	3,400	Pyramid	4 Clinton Square		Syracuse	NY	13202
711	Paradise Valley Mall		Phoenix	Arizona	85032	3,500	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401

712	Clinton Crossings Outlet	Clinton	Connecticut	6413	4,052	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
713	Edinburgh Outlets	Edinburgh	Indiana	46124	6,074	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
714	Saint Louis Galleria	St. Loius	Missouri	63117	3,663	General Growth	110 N Wacker Dr.		Chicago	IL	60606
715	Valencia Town Center	Valencia	California	91355	3,289	The Mills Corp	24201 W Valencia Blvd	Suite 150	Valencia	CA	91355
716	Frenchtown Square	Monroe	Michigan	48162	2,976	Cafaro	2445 Belmont Ave		Youngstown	OH	44504
717	Ontario Mills	Ontario	California	91764	3,769	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
718	Montgomery Mall (MD)	Bethesda	Maryland	20817	3,500	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
719	Chicago Outlets	Aurora	Illinois	60504	4,459	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
720	Wrentham Outlets	Wrentham	Massachusetts	2093	3,531	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
721	Desoto Square	Bradenton	Florida	34205	3,130	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
722	The Crossings Outlets	Tannersville	Pennsylvania	18372	3,000	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
723	Petaluma Outlets	Petaluma	California	94952	4,453	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
724	Alexandria Mall	Alexandria	Louisiana	71301	3,740	General Growth	110 N Wacker Dr.		Chicago	IL	60606
725	Burlington Square Mall	Burlington	North Carolina	27215	3,000	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
726	Aurora Outlets	Aurora	Ohio	44202	4,043	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
727	The Woodlands Mall	The Woodlands	Texas	77380	3,510	General Growth	110 N Wacker Dr.		Chicago	IL	60606
728	LaPlaza Mall	McAllen	Texas	78503	3,625	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
729	Fair Oaks Mall	Fairfax	Virginia	22033	3,695	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	Ml	48303
730	Chula Vista Mall	Chula Vista	California	91910	3,040	General Growth	110 N Wacker Dr.		Chicago	IL	60606
731	Rogue Valley Mall	Medford	Oregon	97501	2,895	General Growth	110 N Wacker Dr.		Chicago	IL	60606
732	Boise Town Square	Boise	Idaho	83704	3,540	General Growth	110 N Wacker Dr.		Chicago	IL	60606
733	Lakeside Mall	Metairie	Louisiana	70002	3,643	Lakeside Mall	3301 Veteran's Memorial Blvd		Metairie	LA	70002
734	Crabtree Valley Mall	Raliegh	North Carolina	27612	3,551	Plaza Associates	4325 Glentown Avenue		Raleigh	NC	27612
735	The Meadows Malt	Las Vegas	Nevada	89107	3,690	General Growth	110 N Wacker Dr.		Chicago	IL	60606
736	Galleria at Tyler	Riverside	California	32503	3,403	General Growth	110 N Wacker Dr.		Chicago	IL	60606
737	Sunrise Mall (TX)	Brownsville	Texas	78256	3,431	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
738	Peachtree Mall	Columbus	Georgia	31909	3,800	General Growth	110 N Wacker Dr.		Chicago	IL	60606
739	Woodbury Commons	Central Valley	New York	10917	4,214	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
740	Atlantic City Outlets	Atlantic City	New Jersey	8401	5,100	Cordish Company	601 East Pratt St	6th Floor	Baltimore	MD	21202
741	Las Americas	San Ysidro	California		4,500	JER International	4211 Camino De La Plaza	Suite 176	San Diego	CA	92173
742	Woodbury Lakes Mali	Woodbury	Minnesota	55125	3,596	Red Development	4717 Central Avenue		Kansas City	MS	64112
743	The Gateway	Salt Lake City	Utah	84101	2,704	Inland Southwest Management LLC	2901 Butterfield Rd		Oak Brook	IL	60523
744	University Mall (UT)	Orem	Utah	84097	3,942	Woodbury Corporation	2733 E Parley Way	Suite 300	Salt Lake City	UT	84109
745	Provo Town Center	Provo	Utah	84601	3,286	General Growth	110 N Wacker Dr.		Chicago	IL	60606
746	Palm Desert Mall	Palm Desert	California	92260	3,048	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
747	Camarillo Outlets	Camarillo	California	93010	2,925	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
748	Cielo Vista Mall	El Paso	Texas	79925	3,536	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
749	Northlake Mall	Charlotte	North Carolina	28216	3,071	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
750	Fayette Mall	Lexington	Kentucky	40503	3,502	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
751	Marley Station	Glenn Bumie	Maryland	21061	3,500	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
752	Shops at Saucon Valley	Bethlehem	Pennsylvania	18034	3,400	Saucon Valley Venture LLC	6410 Popar Avenue	Suite 850	Memphis	TN	3819
753	Great Mall Milpitas	Milpitas	California	95035	3,800	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
754	Oakland Mall	Troy	Michigan	48083	4,000	Oakland Mall LLC	39577 Woodward Avenue	Suite 110	Bloomfield Hills	MI	48304
755	Albany Mall	Albany	Georgia	31707	3,676	Aronov Realty Management	3500 Eastern Blvd		Montgomery	AL	36116
756	Rock Hill Galleria	Rock Hill	South Carolina	29730	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
757	Lindale Mall	Cedar Rapids	Iowa	52402	3,668	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
758	Citadel Mall (SC)	Charleston	South Carolina	29407	2,960	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
759	Westgate Mall (MA)	Brockton	Massachusetts	2301	2,964	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
760	Rimrock Mall	Billings	Montana	59102	3,800	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
761	Eastridge Mall (CA)	San Jose	California	95122	3,335	General Growth	110 N Wacker Dr.		Chicago	IL	60606
762	Uniontown Mall	Uniontown	Pennsylvania	15401	3,513	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
763	Crossroads Mall (WV)	Breckley	West Virginia	25800	3,620	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
764	Coral Square Mall	Coral Springs	Florida	33071	3,880	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
765	Turtle Creek Mall	Hattiesburg	Mississippi	39402	3,430	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
766	MacArthur Center	Norfolk	Virginia	23510	3,554	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	Ml	48303
767	Forest Mall	Fond Du Lac	Wisconsin	54935	3,533	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
768	Tacoma Mall	Tacoma	Washington	98409	3,587	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
769	Fingerlakes Mall	Auburn	New York	13022	3,591	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
770	Firewheel Town Center	Garland	Texas	75040	3,654	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
771	Newgate Mall	Ogden	Utah	84405	3,456	General Growth	110 N Wacker Dr.		Chicago	IL	60606
772	Legends at Village West	Kansas City	Kansas	66109	3,384	Red Development	4717 Central Avenue		Kansas City	MS	64112
773	Shoppes at La Cantera	San Antonio	Texas	78256	3,246	General Growth	110 N Wacker Dr.		Chicago	IL	60606
774	Highland Mall	Austin	Texas	78752	3,742	General Growth	110 N Wacker Dr.		Chicago	IL	60606
775	Indian River Mall	Vero Beach	Florida	32966	2,912	General Growth	110 N Wacker Dr.		Chicago	IL	60606
776	Northshore Square Mall	Slidell	Louisiana	70460	3,398	Sizeler Properties	4200 Regent Street	Suite 210	Columbus	OH	43219
777	Northridge Mall	Northridge	California	91324	3,758	Genera! Growth	110 N Wacker Dr.		Chicago	IL	60606
778	Montclair Plaza	Montclair	California	91763	3,501	General Growth	110 N Wacker Dr.		Chicago	IL	60606
779	Piedmont Mall	Danville	Virginia	24540	3,500	Genera! Growth	110 N Wacker Dr.		Chicago	IL	60606
780	Santa Rosa Mall	Santa Rosa	California	95401	3,201	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
781	Irvine Spectrum Center	Irvine	California	92618	3,430	Irvine Company	100 Innovation Dr		Irvine	CA	92617
782	Layton Hills Mall	Layton	Utah	84041	3,281	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
783	Aurora Mall	Aurora	Colorado	80012	3,700	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
784	Southaven Towne Center	Southaven	Mississippi	38671	3,090	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
785	Eastern Shores	Spanish Fort	Alabama	36527	3,500	MG Herring Group	5710 LBJ Freeway	Suite 450	Dallas	TX	75240
786	Mt. Berry Square	Rome	Georgia	30165	3,205	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
787	Dolphin Mall	Miami	Florida	33172	4,689	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	Ml	48303
788	Santa Anita Mall	Arcadia	California	91007	3,335	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
789	Fresno Fashion Fair	Fresno	California	93710	3,794	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
790	Settlers Green	North Conway	New Hampshire	3860	4,171	OVP Management	13 Settlers Green		North Conway	NH	3860
791	Northridge Mall (CA)	Salinas	California	93906	3,840	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401

792	Newpark Mall		Newark	California	94560	3,012	General Growth	110 N Wacker Dr.		Chicago	IL	60606
793	Las Vegas Fashion Outlets		Primm	Nevada	89019	4,200	Talisman Company	5420 Kietzke Lane	Suite 108	Reno	NV	89511
794	Seattle Premium Outlets		Tulalip	Washington	98271	2,935	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
795	Solano Mall		Fairfield	California	94533	3,089	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
796	Weberstown Mall		Stockton	California	95207	3,790	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
797	Walnut Square Mall		Dalton	Georgia	30721	2,901	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
798	Longview Mall		Longview	Texas	75604	4,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
799	Foothills Mall (TN)		Maryville	Tennessee	37801	3,600	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
800	North Georgia Outlets		Dawsonville	Georgia	30534	4,014	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
801	Central Mall (OK)		Lawton	Oklahoma	73501	3,174	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
802	Pittsburgh Mills		Tarentum	Pennsylvania	15084	3,321	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
803	Prien Lake Mall		Lake Charles	Louisiana	70601	3,760	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
804	Metropolis Mall		Plainfield	Indiana	46168	3,300	North Shore Properties	5252 E 82nd Street	Suite 300	Indianapolis	IN	46250
805	Volusia Mall		Daytona Beach	Florida	32114	2,945	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
806	Mainplace Mall		Santa Ana	California	92705	3,100	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
807	Rolling Oaks Mall		San Antonio	Texas	78247	2,979	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
809	Bradley Square		Cleveland	Tennessee	37312	3,482	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
810	Gumee Mills Mall		Gumee	Illinois	60031	3,500	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
811	Tucson Mall		Tucson	Arizona	85705	3,198	General Growth	110 N Wacker Dr.		Chicago	IL	60606
812	Lakewood Center		Lakewood	California	90712	3,500	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
813	South Towne Center		Salt Lake City	Utah	84070	3,000	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
814	Streets at Southpoint		Durham	North Carolina	27713	3,845	General Growth	110 N Wacker Dr.		Chicago	IL	60606
815	Aubum Mall (MA)		Aubum	Massachusetts	1501	3,510	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
816	Tanger Park City Outlets		Park City	Utah	84098	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
817	Horizon Outlet Center		Tulare	California	93274	4,000	Horizon Group Properties Inc	6250 N. River Rd	Suite 10400	Rosemont	IL	60018
818	Glendale Galleria		Glendale	California	91210	2,864	General Growth	110 N Wacker Dr.		Chicago	IL	60606
819	Port Charlotte Town Center		Port Charlotte	Florida	33948	3,457	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
820	Hot Springs Mall		Hot Springs	Arkansas	71913	3,849	Aronov Realty Management	3500 Eastern Blvd		Montgomery	AL	36116
821	Summit Sierra		Reno	Nevada	89511	3,502	Bayer Properties Inc.	2222 Arlington Ave.		Birmingham	AL	35205
822	Regency Square (FL)		Jacksonville	Florida	32225	2,863	General Growth	110 N Wacker Dr.		Chicago	IL	60606
823	Stonebriar Mall		Frisco	Texas	75034	3,242	General Growth	110 N Wacker Dr.		Chicago	IL	60606
824	Tanger Locust Grove		Locust Grove	Georgia	30248	5,300	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
825	Northpark Mall		Dallas	Texas	75225	3,520	Nasher	8080 N Central Expressway	Suite 100	Dallas	TX	75206
826	Horton Plaza		San Diego Bossier	California	92101	3,500	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
827	Pierre Bossier		Bossier	Louisiana	71111	3,412	General Growth	110 N Wacker Dr.		Chicago	IL	60606
828	Mall at Turtle Creek	Suite 200	Jonesboro	Arkansas	72401	3,500	David Hocker	1901 Frederica Street		Owensboro	KY	42301
829	Tanger Lincoln City		Lincoln City	Nebraska	97367	4,297	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
830	Branson Landing		Branson	Missouri	65616	3,054	The Mills Corp	3027 W Highway 76	Suite B	Branson	MO	65616
831	Briarwood Mall		Ann Arbor	Michigan	48180	4,344	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
832	Shops at Sunset		Miami	Florida	33143	3,116	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
833	Columbiana Centre		Columbia	South Carolina	29212	3,925	General Growth	110 N Wacker Dr.		Chicago	IL	60606
834	Westminster Mall		Westminster	California	92683	3,850	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
835	West Oaks Mall (FL)		Orlando	Florida	34761	3,504	General Growth	110 N Wacker Dr.		Chicago	IL	60606
836	Victoria Mall (TX)		Victoria	Texas	77904	3,500	Hull Storey Retail Group	3632 Wheeler Road		Augusta	GA	30909
837	Merced Mall		Merced	California	95348	3,446	Codding Enterprises	1400 Valley House Dr.	Suite 100	Rohnert Park	CA	94928
838	Woodburn Company Store		Woodburn	Oregon	97071	4,668	Craig Realty Group	1500 Quail Street	Suite 100	Newport Beach	CA	92660
839	Bonita Lakes		Meridian	Mississippi	39301	2,977	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
840	Carriage Crossing		Memphis	Tennessee	38017	3,499	Wilson	2500 Windy Ridge Parkway	Suite 160	Atlanta	GA	30339
841	Killeen Mall		Killeen	Texas	76543	3,089	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
842	Town East (TX)		Mesquite	Texas	75150	2,963	General Growth	110 N Wacker Dr.		Chicago	IL	60606
843	Willowbend Mall		Piano	Texas	75093	3,416	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
844	Glynn Place		Brunswick	Georgia	31525	3,120	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
845	Oakbrook Center		Oakbrook	Illinois	60523	2,997	General Growth	110 N Wacker Dr.		Chicago	IL	60606
846	Visalia Mall		Visalia	California	93277	4,000	General Growth	110 N Wacker Dr.		Chicago	IL	60606
847	Tanger Gonzales Outlets		Gonzales	Louisiana	70737	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
848	Rosedale Center		Roseville	Minnesota	55113	3,390	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
849	Magic Valley Mall		Twin Falls	Idaho		3,353	Woodbury Corporation	2733 E Parley Way	Suite 300	Salt Lake City	UT	84109
850	Galleria at Sunset		Henderson	Nevada	89014	3,802	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
851	Fair Oaks Mall		Columbus	Indiana	47201	2,854	Veritas Realty	930 E 66th Street		Indianapolis	IN	46220
852	Grand Teton Mail		Idaho Falls	Idaho	83404	3,600	General Growth	110 N Wacker Dr.		Chicago	IL	60606
853	Mesilla Valley Mail		Las Cruces	New Mexico	1502	3,968	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
854	Irving Mall (TX)		Irving	Texas	75062	3,974	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
855	Capitola Mall		Capitola	California	95010	3,431	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
856	Jordan Landing		West Jordan	Utah	84084	3,798	Foursquare Properties	5850 Avenida Encinas	Suite A	Carlsnad	CA	92008
B57	Red Cliffs Mall		St. George	Utah	84790	3,331	General Growth	110 N Wacker Dr.		Chicago	IL	60606
858	Bayshore Town Center		Milwaukee	Wisconsin	53217	3,502	Steiner and Associates, Inc.	4200 Regent Street	Suite 210	Columbus	OH	43219
859	Tanger Commerce II		Commerce	Georgia	30529	4,000	Tanger Properties, LP.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
860	Fashion Place		Murray	Utah	84107	3,671	General Growth	110 N Wacker Dr.		Chicago	IL	60606
861	West Oaks (TX)		Houston	Texas	77082	3,500	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
862	Waterford Lakes Town Center		Orlando	Florida	32828	3,128	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
863	Brea Mall		Brea	California	92821	3,400	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
864	Lloyd Center		Portland	Oregon	97232	4,060	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
865	Columbia Center (WA)		Kennewick	Washington	99336	3,361	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
866	Willowbrook Mall (TX)		Houston	Texas	77070	3,248	General Growth	110 N Wacker Dr.		Chicago	IL	60606
867	Oak Park Mall		Overland Park	Kansas	66214	3,355	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
868	Merritt Square		Merritt Island	Florida	32952	3,650	Thor Merritt Square	139 Fifth Avenue		New York	NY	10010
869	Mall at Stonecrest		Lithonia	Georgia	30038	3,200	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
870	Hershey Outlets		Hershey	Pennsylvania	17033	4,065	FSH Associates	120 N Pointe Blvd	Suite 301	Lancaster	PA	17601
871	Shoppes at Montage		Moosic	Pennsylvania	18507	3,500	Jeffery R. Anderson Realty	3805 Edwards Road	Suite 700	Cincinnati	OH	45209
872	Round Rock Outlets		Round Rock	Texas	78664	3,824	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068

873	Coconut Point		Estero	Florida	33928	3,175	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
874	Gulfview Square		Port Richey	Florida	34668	3,650	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
875	Village at Sandhill		Columbia	South Carolina	29229	3,804	Hill Partners	10 Flintlake Rd		Columbia	SC	29223
876	Pinnacle Hills		Rogers	Arkansas	72758	3,690	General Growth	110 N Wacker Dr.		Chicago	IL	60606
877	Green Oaks Village		Brighton	Michigan	48116	3,500	Lormax	One Town Square	Suite 1600	Southfield	MI	75201
878	Shops at Fallen Timbers	Suite 1599	Maumee	Ohio	43537	3,545	General Growth Properties	110 N Wacker Dr.		Chicago	IL	60606
879	Greene Town Center		Beavercreek	Ohio	45440	2,873	Steiner and Associates, Inc.	4200 Regent Street	Suite 210	Columbus	OH	43219
880	Topanga Plaza		Canoga Park	California	91303	3,907	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
881	Miromar Outlets		Estero	Florida	33928	4,000	Mirormar	10801 Corkscrew Rd	Suite 305	Estero	FL	33928
882	Rio Grande Outlets		Mercedes	Texas	78570	4,284	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
883	Southgate Mall		Missoula	Montana	59801	3,057	Southgate Mall Associates	3011 American Way		Missoula	MT	59808
884	International Plaza		Tampa	Florida	33607	4,000	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	MI	48303
885	Lake Buena Vista Outlets		Orlando	Florida	32821	4,000	Lake Buena Vista Joint Venture	1725 University Drive	Suite 450	Coral Springs	FL	33071
886	Prime Outlets at Gulfport		Gulfport	Mississippi	39503	4,847	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
887	Hillsboro Outlets		Hillsboro	Texas	76645	4,015	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
888	Mall Del Norte		Laredo	Texas	78041	3,800	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
889	Pinnacle at Tutwiler Farm		Birmingham	Alabama	35235	3,480	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
890	Leesburg Premium Outlets	Suite 1625	Leesburg	Virginia	20176	3,467	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
891	Prime Outlets at Queenstown		Queenstown	Maryland	21658	4,000	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
892	Arden Fair Mall	Ste 1167	Sacramento	California	95815	2,867	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
893	Southlake Town Square		Dallas	Texas	76092	3,365	SLTS Grand Ave, LP	1256 Main Street	Suite 240	Southlake	TX	76092
894	Sacramento Gateway		Sacramento	California	95815	3,494	Opus Northwest	10350 Bren Road West		Minnetonka	MN	55343
895	Prime Outlets Lebanon		Lebanon	Tennessee	37090	3,759	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
896	Tanger Outlet Myrtle Beach		Myrtle Beach	South Carolina	29572	3,490	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
897	Galleria at Centervllle		Centerville	Georgia	31028	3,056	Zamias	300 Market Street		Johnstown	PA	15901
898	Oak Hollow		High Point	North Carolina	27262	3,190	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
899	Aiken Mall	Suite 335	Aiken	South Carolina	29803	2,989	Veritas Realty	930 E 66th Street		Indianapolis	IN	46220
900	Town Center at Otay Ranch		Chula Vista	California	91915	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
901	Randolph Mall		Asheboro	North Carolina	27203	3,653	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
902	Brazos Mall		Lake Jackson	Texas	77566	3,537	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
903	Manassas Mall		Manassas	Virginia	20109	3,400	Vomado	210 Route 4 East		Paramus	NJ	7652
904	Promenade at Bolingbrook		Bolingbrook	Illinois	60440	3,600	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
905	Prime Outlets Oshkosh		Oshkosh	Wisconsin	54904	3,500	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
906	Supermall of the Great Northwest	Suite 1268	Auburn	Washington	98001	4,630	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
907	Tanger Tilton		Tilton	New Hampshire	3276	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
908	Pembroke Lakes Mall		Pembroke Pines	Florida	33026	4,064	General Growth	110 N Wacker Dr.		Chicago	IL	60606
909	Puente Hills Mall		Industry	California	91748	3,419	Glimcher Properties Ltd	150 East Gay Street		Columbus	OH	43215
910	Cache Valley Mall		Logan	Utah	84341	3,253	General Growth	110 N Wacker Dr.		Chicago	IL	60606
911	Chesapeake Square Mall		Chesapeake	Virginia	23321	3,568	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
912	Cottonwood Mall		Alburquerque	New Mexico	87114	3,025	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
913	Plaza at West Covina		West Covina	California	91790	3,269	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
914	Shawnee Mall		Shawnee	Oklahoma	74804	3,946	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
915	Antelope Valley Mall		Palmdale	California	93551	3,088	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
916	Cascade Mall		Burlington	Washington	98233	3,426	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
917	Eagle Ridge Mall		Lake Wales	Florida	33859	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
918	Westside Pavilion		Los Angeles	California	90064	3,858	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
919	Valley Mall		Yakima	Washington	98903	3,646	Valley Mall LLC	7455 SW Bridgeport Road	Suite 205	Tigard	OR	97224
920	Hickory Point Mall		Forsyth	Illinois	62535	3,500	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
921	Prime Outlets Orlando		Orlando	Florida	32819	4,500	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
922	San Tan Village		Gilbert	Arizona	85296	3,593	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
924	Tanger Outlets Lancaster		Lancaster	Pennsylvania	17602	3,910	Tanger Properties, L.P.	3200 Northline Avenue	Suite 360	Greensboro	NC	27408
925	Outlet Shopps El Paso		El Paso	Texas	79932	4,400	Horizon Group Properties Inc	6250 N. River Rd	Suite 10400	Rosemont	IL	60018
926	Avenue Webb Gin		Snellville	Georgia	30078	3,152	Cousins	191 Peachtree Street NE	Suite 3600	Atlanta	GA	30303
927	Town Square Las Vegas		Las Vegas	Nevada	89119	3,318	Tumberry	P.O. Box 8000	Dept 976	Buffalo	NY	14267
929	Las Palmas Marketplace		El Paso	Texas	79936	3,500	ADD Holdings	5823 N. Mesa	Suite 195	El Paso	TX	79912
930	Mesa Mall		Grand Junction	Colorado	81505	3,652	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
931	Tempe Marketplace	Suite 350	Tempe	Arizona	85281	3,516	Vestar Development	2425 E Camelback Road	Siute 750	Phoenix	AZ	85016
932	Pinnacle at Turkey Creek		Knoxville	Tennessee		3,267	Colonial Properties	2101 6th Ave North	Suite 750	Birmingham	AL	35203
933	Hamburg Pavilion		Lexington	Kentucky	40509	4,000	Thomas	45 Ansley Drive		Newman	GA	30263
934	The Loop		Kissimmee	Florida	34741	3,353	Wilder	800 Boylston Street	Suite 1300	Boston	MA	2199
935	Prime Outlets Lee		Lee	Massachusetts	1238	4,382	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
936	Allen Premium Outlets		Allen	Texas	75013	4,066	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
937	The Block at Orange		Orange	California	92868	3,400	Mills Corporation	225 W Washington Street		Indianapolis	IN	46204
938	Las Vegas Outlet		Las Vegas	Nevada	89106	4,214	Chelsea Property Group	105 Eisenhower Parkway		Roseland	NJ	7068
939	Five Points Plaza		Huntington Beach	California	92648	4,125	Metrovation	225 108TH Avenue	NE Suite 520	Bellevue	WA	98004
940	Town Center Plaza		Leawood	Kansas	66211	3,971	DDR	5029 West 117th Street		Leawood	KS	66211
941	Gateway Station		Fort Worth	Texas	76028	3,225	Kimco Realty	3333 New Hyde Park Rd	Suite 100	New Hyde Park	NY	11042
942	Pacific View Mall		Ventura	California	93003	3,683	Macerich Company	401 Wilshire Boulevard	Suite 700	Santa Monica	CA	90401
943	Country Club Mall		Cumberland	Maryland	21502	3,600	JJ Gumberg	1051 Brinton Road		Pittsburgh	PA	15221
944	Midland Park		Midland	Texas	79705-3256	5,672	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
945	Highland Village		Highland Village	Texas	75077	3,212	Shops at Highland Village Developers	121 West Forsyth	Suite 200	Jacksonville	FL	32202
946	Burr Ridge Town Center		Burr Ridge	Illinois	60527	3,052	Opus Northwest	10350 Bren Road West		Minnetonka	MN	55343
947	Cumberland Mall		Atlanta	Georgia	30339	3,599	General Growth	110 N Wacker Dr.		Chicago	IL	60606
948	South Park Mall		San Antonio	Texas	78224	3,500	Jones Lang LaSalle	3424 Peachtree Road NE	Suite 300	Atlanta	GA	30326
949	Colonie Center		Albany	New York	12205	3,500	Feldman	2201 E. Camelback Rd	Suite 350	Phoenix	AZ	85016
950	West County Mall		Des Peres	Missouri	63131	4,160	Westfield	11601 Willshire Boulevard		Los Angeles	CA	90025
951	Harrisburg Mall		Harrisburg	Pennsylvania	17111	4,586	Feldman	2201 E. Camelback Rd	Suite 350	Phoenix	AZ	85016
952	Short Pump Town Center		Richmond	Virginia	23233	2,825	Forest City Enterprises	100 Terminal Tower		Cleveland	OH	44113
953	Prime Outlets Pismo Beach		Pismo	California	93449	3,500	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
954	Meadowood Mall		Reno	Nevada	89502	4,000	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204

955	Riverdale Village		Coon Rapids	Minnesota	55433	3,333	DDR	5029 West 117th Street		Leawood	KS	66211
956	Shops at Centerra		Loveland	Colorado	80538	3,960	Poag & McEwen	6410 Poplar Avenue	Suite 850	Memphis	TN	38119
957	Village at Stonecreek		San Antonio	Texas	78259	3,405	Reata	3300 Enterprise Parkway		Beachwood	OH	44122
958	Hill Country Galleria		Bee Cave	Texas	78738	3,727	Open Realty	P.O. Box 8000	Dept 976	Buffalo	NY	14267
959	North Hanover Mali		Hanover	Pennsylvania	17331	4,333	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
962	Warwick Mall		Warwick	Rhode Island	2886	247	Warwick Mall	P.O. Box 2513		Providence	RI	2906
1004	West Coast Distribution Center		Ontario	California	91761	359,996	ProLogis	2817 E Cedar Street	Suite 200	Ontario	CA	91761

2011	Jimmy'z Exton Square		Exton	Pennsylvania	19341	3,600	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
2012	Jimmy'Z Galleria at Tyler		Riverside	California	92503	3,503	Genera! Growth	110 N Wacker Dr.		Chicago	IL	60606
2013	Jimmy'z Wellington Green		West Palm Beach	Florida	33414	3,800	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	Ml	48303
2014	JIMMYZ Woodlands Mall	Suite 700	The Woodlands	Texas	77380	3,327	General Growth	110 N Wacker Dr.		Chicago	IL	60606
2015	Jimmy'z Woodfield Mall		Shaumburg	Illinois	60173	4,283	Taubman	200 E Long Lake Road	Suite 300	Bloomfield Hills	Ml	48303
2016	JIMMY'Z Mall of America		Bloomington	Minnesota	55425	3,717	Simon Property Group	225 W Washington Street		Indianapolis	IN	46204
2017	Jimmy'z San Marcos Outlets		San Marcos	Texas	78666	4,012	Prime Retail, L.P.	326 Third Street		Lakewood	NJ	8701
2018	Jimmy'z Grove City Outlets		Grove City	Pennsylvania	16127	5,446	Prime Retail, LP.	326 Third Street		Lakewood	NJ	8701
2019	Jimmy'z Logan Valley Mall		Altoona	Pennsylvania	16602	3,319	Preit-Rubin	200 South Broad Street		Philadelphia	PA	19102
2020	Jimmy'z St. Louis Galleria		St. Louis	Missouri	63117	3,500	General Growth	110 N Wacker Dr.		Chicago	IL	60606
2021	Jimmy'z Fox River Mall		Appleton	Wisconsin	54913	3,368	General Growth	110 N Wacker Dr.		Chicago	IL	60606
2022	Jimmy'z Hanes Mall		Winston-Salem	North Carolina	27103	3,952	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421
2023	Jimmy'z Manhattan Mall		New York	New York	10001	4,500	Argent Ventures LLC	551 Fifth Avenue	34th Floor	New York	NY	10176
2024	Jimmy'z College Square		Morristown	Tennessee	37813	3,500	CBL & Associates	2030 Hamilton Place Blvd		Chattanooga	TN	37421

3009	Canadian Office	Suite 208	Mississauga	Ontario	L4V1E3	1,391	Orlando Corporation	6205 Airport Road		Mississauga	Ontario	L4V 1E3
3011	Metropolis at Metrotown	M175	Burnaby	British Columbia	V5H4P1	3524	Ivanhoe Cam	1001 Square Victoria	bureau C-500	Montreal	Quebec	H2Z 2B5
3012	Guildford TC	2608A	Surrey	British Columbia	V3R7C1	3608	Ivanhoe Cam	1001 Square Victoria	bureau C-500	Montreal	Quebec	H2Z 2B5
3013	White Oaks Mall	491/495	London	Ontario	N6E1V4	3380	Redcliff	4040 University Avenue	Suite 1200	Toronto	Ontario	M5J1T1
3014	Pickering Town Center	193	Pickering	Ontario	L1V1B8	3434	20 Vic	1355 Kingston Road		Pickering	Ontario	L1V1B8
3015	Fairview Park	E005	Kitchener	Ontario	N2C1X1	3026	Cadillac Fairview	20 Queen Street West	5th Floor	Toronto	Ontario	MSH 3R4
3016	Georgian Mall	D 016	Barrie	Ontario	L4M4Z8	3384	Cadillac Fairview	20 Queen Street West	5th Floor	Toronto	Ontario	MSH 3R4
3017	Oakville Place	121A	Oakville	Ontario	L6H3H6	3191	Ivanhoe Cam	1001 Square Victoria	bureau C-500	Montreal	Quebec	H2Z 2B5
3018	Vaughan Mills	439	Vaughn	Ontario	L4K5W4	5095	Ivanhoe Cam	1001 Square Victoria	bureau C-500	Montreal	Quebec	H2Z 2B5
3019	Dufferin Mall	168	Toronto	Ontario	M6H4B1	3112	Oxford	130 Adelaide Street	Suite 100	Toronto	Ontario	M5H 3P5
3021	Square One	2-305	Mississauga	Ontario	L5B2C9	3447	Oxford	130 Adelaide Street	Suite 100	Toronto	Ontario	M5H 3P5
3022	Lime Ridge Mall	229B	Hamilton	Ontario	L9A4X5	3135	Cadillac Fairview	20 Queen Street West	5th Floor	Toronto	Ontario	MSH 3R4
3023	Scarborough TC	46/47	Scarborough	Ontario	M1P4P5	3235	Oxford	130 Adelaide Street	Suite 100	Toronto	Ontario	M5H 3P5

EXHIBIT 4-6

ENCUMBERANCES

   Please see attached.

FLEET RETAIL/AEROPOSTALE/MSS DELAWARE

UCC Search Chart

2/14/08

DEBTOR	STATE	FILING OFFICE	SEARCH THRU DATE	TAX LIEN – SEE LEGEND	SECURED CREDITOR	FILING DATE	FILING NUMBER	ACOUNTS RECIEVABLE	INVENTORY	EQUIPMENT (ALL)	EQUIPMENT (SPECIFIC)	GOODS	INVESTMENT PROPERTY	GENERAL INTANGIBLES	INTELLECTUAL PROPERTY	R.E. FIXTURE FILING	OTHER COLLATERAL AND/OR COMMENTS
Aeropostale, Inc.	DE	SOS	10/31/07	F:C	Fleet Retail Finance Inc. (Formerly known as BankBoston Retail Finance Inc.), as Agent Continuation	11/26/01 10/12/06	11535942 63529575	X	X	X		X	X	X	X		In Lieu Financing Statement
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation (Lessor)	2/11/02	20590376				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation	8/1/02	22024366				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation	8/2/02	22038556				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	1/29/03	30496334				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	4/11/03	30946346				X						Lease
Aeropostale, inc.	DE	SOS	10/31/07		Racine Joing Venturell, CBL & Associates Properties, Inc.	7/15/03	32010372	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	5/3/04	41226796				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	4/12/05	51122523				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	7/11/05	52117746				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		Georgia Square Mai!	4/08/06	61389535	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		CBL & Associates Properties	5/30/06	6185994	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	6/29/06	62246189				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	1/3/07	70016856				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	2/15/07	70608736				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	7/2/07	72496072				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	9/19/07	73541892				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	10/24/07	74028519				X

F: Federal Tax Lien
S: State Tax Lien
J: Judgment Lien
C: Clear

979915_1.XLS

1

21694.00138

FLEET RETAIL/AEROPOSTALE/MSS DELAWARE

UCC Search Chart

2/14/08

Aeropostale West, Inc.	DE	SOS	10/31/07		Fleet Retail Finance Inc. (Formerly known as BankBoston Retail Finance Inc.), as Agen Continuation	2/1/02 10/12/06	20282032 63529559	X	X	X	X	X	X	X	In Lieu Financing Statement
Aero GC Management LLC	VA	SOS	11/02/07		No UCC Filings
Aero GC Management LLC	VA	SOS	11/02/07	F: C
Aero GC Management LLC	VA	Richmond City	11/07/07	S: C
Aero GC Management LLC	NY	SOS	11/02/00	F: C
Aero GC Management LLC	NY	New York County	10/28/07	S: C
Jimmy 'Z Surf Co., Inc.	DE	SOS	11/01/07		No UCC Filings
Jimmy 'Z Surf Co., Inc.	DE	SOS	11/01/07	F: C
Jimmy 'Z Surf Co., Inc.	DE	New Castle County	11/01/07	S: C
Jimmy 'Z Surf Co., Inc.	NY	SOS	11/02/07	S: C
Jimmy 'Z Surf Co., Inc.	NY	New York County	10/28/07	S: C

F: Federal Tax Lien
S: State Tax Lien
J: Judgment Lien
C: Clear

9979915_1.XLS

2

Exhibit 4-7
Indebtedness

    None.

Exhibit 4-8
Insurance Policies

(See Attached)

STANDARD FIRE INSURANCE POLICY	Affiliated FM Insurance Company
P. O. Box 7500
Johnston, Rhode Island 02919
1-800-343-7722

A STOCK INSURANCE COMPANY

DECLARATIONS	INSURED & MAILING ADDRESS	DATE OF ISSUE
08/06/2007
Aeropostale, Inc.
Policy No.	201 Willowbrook Boulevard	Policy Period:
*	Wayne, NJ 07470-7041	12:01 AM. Standard Time at
Account No.		location of property involved.
*
Previous Policy No.		From: 08/01/2007
*
Replaces Binder No.		To: 08/01/2008

Years: One
It is important that that written portions of all policies covering the same property read exactly alike. If they do not, they should be made uniform at once.

INSURANCE IS PROVIDED AGAINST ONLY THOSE PERILS AND FOR ONLY THOSE COVERAGES INDICATED BELOW BY A PREMIUM CHARGE AND AGAINST OTHER PERILS AND FOR OTHER COVERAGES ONLY WHEN ENDORSED HEREON OR ADDED HERETO

PERIL(S) Insured Against and Cover-	AMOUNT	RATE	PREPAID POLICY	ANNUAL INSTALLMENT
age(s) Provided (Insert Name of Each)

As per Form *	$ As per Form *	$ Various	*	$

New York Fire Fee: *	$	$	$	$

			TOTAL PREMIUM FOR POLICY TERM	$
Item No.	Amount of Insurance	Co-Insurance	Description of Property Covered

As per Form *

Subject To Form No(s). attached hereto:
As per Form *

This policy shall not be valid unless countersigned by the duly authorized agent of the Company at Alpharetta, Georgia
Countersignature Date:
Atlanta Operations
LSS/trw

/s/ (illegible)
Authorized Representative

IN  CONSIDERATION OF THE PROVISIONS AND STIPULATIONS HEREIN OR ADDED HERETO
AND OF the premium above specified, this Company for the term of years specified above from Inception date shown above At 12:01 A.M. (Standard Time) to expiration date shown above At 12:01 A.M. (Standard Time) at location of property Involved, to an amount not exceeding the amount(s) above specified, does insure the insured named above and legal representatives TO THE LESSER AMOUNT OF EITHER:

1. THE ACTUAL CASH VALUE OF THE PROPERTY AT THE TIME OF THE LOSS, OR

2. THE AMOUNT WHICH IT WOULD COST TO REPAIR OR REPLACE THE PROPERTY WITH MATERIAL OF LIKE KIND AND QUALITY WITHIN A REASONABLE TIME AFTER SUCH LOSS, WITHOUT ALLOWANCE FOR ANY INCREASED COST OF REPAIR OR RECONSTRUCTION BY REASON OF ANY ORDINANCE OR LAW REGULATING CONSTRUCTION OR REPAIR AND WITHOUT COMPENSATION FOR LOSS RESULTING FROM INTERRUPTION OF BUSINESS OR MANUFACTURE, OR

3. TO AN AMOUNT NOT EXCEEDING THE AMOUNTS SPECIFIED ABOVE, BUT IN ANY EVENT FOR NO MORE THAN THE INTEREST OF THE INSURED, AGAINST ALL DIRECT LOSS BY FIRE, LIGHTNING AND BY REMOVAL FROM PREMISES ENDANGERED BY THE PERILS INSURED AGAINST IN THIS POLICY, EXCEPT AS HEREINAFTER PROVIDED, to the property described hereinafter while located or contained as described in this policy, or pro rata for five days at each proper place to which any of the property shall necessarily be removed for preservation from the perils insured against in this policy, but not elsewhere. Assignment of this policy shall not be valid except with the written consent of this Company.
This policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated, which are hereby made a part of this policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this policy.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

CONCEALMENT, FRAUD.

This entire policy shall be void if, whether before or after a loss, the insured has willfully concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof, or the interest of the insured therein, or in case of any fraud or false swearing by the insured relating thereto.

UNINSURABLE AND EXCEPTED PROPERTY

This policy shall not cover accounts, bills, currency, deeds, evidences of debt, money or securities; nor, unless specifically named hereon in writing, bullion or manuscripts.

PERILS NOT INCLUDED.

This Company shall not be liable for loss by fire or other perils insured against in this policy caused, directly or indirectly, by. (a) enemy attack by armed forces, including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) civil war; (g) usurped power; (h) order of any civil authority except acts of destruction at the time of and for the purpose of preventing the spread of fire, provided that such fire did not originate from any of the perils excluded by this policy; (i) neglect of the insured to use all reasonable means to save and preserve the property at and after a loss, or when the property is endangered by fire in neighboring premises; (j) nor shall this Company be liable for loss by theft.

OTHER INSURANCE.

Other insurance may be prohibited or the amount of insurance may be limited by endorsement attached hereto. CONDITIONS SUSPENDING OR RESTRICTING INSURANCE. UNLESS OTHERWISE PROVIDED IN WRITING ADDED HERETO THIS COMPANY SHALL NOT BE LIABLE FOR LOSS OCCURRING
(a) while the hazard is increased by any means within the control or knowledge of the Insured; or
(b) while a described building, whether Intended for occupancy by owner or tenant, Is vacant or unoccupied beyond a period of sixty consecutive days; or
(c) as a result of explosion or riot, unless fire ensue, and in that event for loss by fire only.

OTHER PERILS OR SUBJECTS.

Any other peril to be insured against or subject of insurance to be covered in this policy shall be by endorsement in writing hereon or added hereto.

ADDED PROVISIONS.

The extent of the application of Insurance under this policy and of the contributions to be made by this company in case of loss, and any other provision or agreement not inconsistent with the provisions of this policy, may be provided for in writing added hereto, but no provision may be waived except such as by the terms of this policy is subject to change.

WAIVER PROVISIONS.

No permission affecting this insurance shall exist, or waiver of any provision be valid, unless granted herein or expressed in writing added hereto. No provision, stipulation or forfeiture shall be held to be waived by any requirement or proceeding on the part of this company relating to appraisal or to any examination provided for herein.

CANCELLATION OF POLICY.

This policy shall be cancelled at any time at the request of the insured, in which case this Company shall, upon demand and surrender of this policy, refund the excess of paid premium above the customary short rates for the expired time. This policy may be cancelled at any time by this Company by giving to the insured a five days' written notice of cancellation with or without tender of the excess of paid premium above the pro rata premium for the expired time, which excess, if not tendered shall be refunded on demand. Notice of cancellation shall state that said excess premium (if not tendered) will be refunded on demand.

MORTGAGEE INTERESTS AND OBLIGATIONS.

If loss hereunder is made payable, in whole or in part, to a designated mortgagee not named herein as the insured, such interest in this policy may be cancelled by giving to such mortgagee a ten days' written notice of cancellation. If the insured fails to render proof of loss such mortgagee, upon notice, shall render proof or loss in the form herein specified within sixty (60) days thereafter and shall be subject to the provisions hereof relating to appraisal and time of payment and of bringing suit If this Company shall claim that no liability existed as to the mortgagor or owner, it shall, to the extent of payment of loss to the mortgagee, be subrogated to all the mortgagee's rights of recovery, but without impairing mortgagee's right to sue; or it may pay off the mortgage debt and require assignment thereof and of the mortgage. Other provisions relating to the interests and obligations of such mortgagee be added hereto by agreement in writing.

PRO RATA LIABILITY.

This Company shall not be liable for a greater proportion or any loss than the amount hereby insured shall bear to the whole insurance covering property against the peril involved, whether collectible or

REQUIREMENTS IN CASE LOSS OCCURS.

The Insured shall give immediate written notice to this Company of any loss, protect the property from further damage, forthwith separate the damaged and undamaged personal property, it in the best possible order, furnish a complete inventory of the destroyed, damaged and undamaged property, showing detail quantities, costs, actual cash value and amount of loss claimed; and within sixty days after the loss, unless such time is extended in writing by this Company, the insured shall render to this Company a proof of loss, signed and sworn to by the insured, stating the knowledge and belief of the insured as the following: the time and origin of the loss, the interest of the insured and of all others in the property, the actual cash value each item thereof and the amount of loss thereto, all encumbrances thereon, all other contracts of insurance, whether valid or not, covering any of said property, any changes in the title use, occupation, location, possession or exposures of said property since the issuing of this policy, by whom and for what purpose any building herein described and the several part thereof were occupied at the time of loss and whether or not then stood on leased ground, and shall furnish a copy of all the descriptions and schedules in all policies and, if required, verified plans and specifications of any building, fixtures or machinery destroyed or damaged. The insured, as often as may be reason ably required, shall exhibit to any person designated by this Company all that remains of any property herein described, and submit to examinations under oath by any person named by this Company, and subscribe the same; and, as often as may be reasonably required, shall produce for examination all books of account, bills, invoices and other vouchers, or certified copies thereof it originals be lost, at such reasonable time and place as may be designated by this Company or its representative, and shall permit extracts and copies thereof to be made.

APPRAISAL.

In case the insured and this Company shall fail to agree as to the actual cash value or the amount of loss, then, on the written demand of either, each shall select a competent and disinterested appraiser and notify the other of the appraiser selected within twenty days of such demand. The appraisers shall first select a competent and disinterested umpire; and failing for fifteen days to agree upon such umpire, then, on request of the insured or this Company, such umpire shall be selected by a judge of a court of record in the state in which the property covered is located. The appraisers shall then appraise the loss, stating separately actual cash value and loss to each item; and, failing to agree, shall submit their differences, only, to the umpire. An award in writing, so itemized, of any two when filed with this Company shall determine the amount of actual cash value and loss. Each appraiser shall be paid by the party selecting him and the expenses of appraisal and umpire shall be paid by the parties equally.

COMPANY'S OPTIONS.

It shall be optional with this Company to take all, or any part, of the property at the agreed or appraised value, and also to repair, rebuild or replace the property destroyed or damaged with other of like kind and quality within a reasonable time, on giving notice of its intention so to do within thirty days after the receipt of the proof of loss herein required.

ABANDONMENT.

There can be no abandonment to this Company of any property.

WHEN LOSS PAYABLE.

The amount of loss for which this Company may be liable shall be payable sixty days after proof of loss, as herein provided, is received by this company and ascertainment of the loss Is made either by agreement between the insured and this Company expressed in writing or by the filing with this Company of an award as herein provided.

SUIT.

No suit or action on this policy for the recovery of any claim shall be sustainable in any court of law or equity unless all the requirements of this policy shall have been complied with, and unless commenced within twelve months next after inception of the loss.

SUBROGATION.

This Company may require from the insured an assignment of all right of recovery against any party for loss to the extent that payment therefor is made by this Company.

In Witness Whereof, this Company has executed and attested these presents; but this policy shall not be valid unless countersigned by the duly authorized Agent of this Company at the agency hereinbefore mentioned.

/s/ (illegible)	/s/ (illegible)

Declarations

A.	POLICY TERM:

August 1, 2007 to August 1, 2008

B.	NAMED INSURED;

Aeropostale, Inc., and its wholly or majority owned subsidiaries and any interest which may now exist or hereinafter be created or acquired which are owned, controlled or operated by any one or more of those named insureds.

C.	POLICY LIMIT:

This company's liability will not exceed the respective Sub-Limits of Liability shown elsewhere for the coverages involved. However, in no event will the company's total Limit of Liability exceed * as a result of any one occurrence, regardless of the number of perils, coverages or locations involved.

D.	INSURANCE PROVIDED:

1.
All risks of direct physical loss or damage, as defined and limited herein, on Personal Property, Stock and Supplies, Extra Expense and including the Extensions of Coverage applying at the following described locations:

Location Schedule	Limits of Liability Per Store

Retail Stores per schedule on file with this company dated 7/2/2007	*

2.	All risks, as defined and limited herein, not to exceed the limits of liability specified for the coverages indicated and including the Extensions of Coverage applying at the following location:

Location Schedule	Limits of Liability

Distribution Warehouse, 2 Brick Plant Road, South River, NJ, 08882, Index No. 000876.67

Personal Property	*
Stock and Supplies	*
Business Interruption	See Section E. Sub-Limits

Distribution Warehouse, 950 North Barrington Avenue, Ontario, CA, 91764

Personal Property	*
Stock and Supplies	*
Business Interruption	See Section E. Sub-Limits

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 1 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations
E.	SUB-LIMITS:

Unless otherwise stated below, the following sub-limits of liability will apply on a per occurrence basis for all coverages provided, and are part of, not in addition to, the above limit(s) of liability.

For Annual Aggregate sub-limits the policy year will begin at the inception date of this policy and be concurrent with the anniversary dates of this policy.

1.	*	Earth Movement (Annual Aggregate, for all coverages provided), not to exceed:

	*	Earth Movement (Annual Aggregate, for all coverages provided), as respects locations in Tier Two New Madrid Siesmic Zones and Pacific Northwest Seismic Zones per S-4 and S-5 attached

	*	Earth Movement (Annual Aggregate, for all coverages provided) as respects locations in California

	*	Earth Movement (Annual Aggregate, for all coverages provided) as respects locations in Tier One New Madrid Seismic Zones per form S-3 attached.

2.	*	Flood (Annual Aggregate, for all coverages provided), not to exceed:

*
Flood (Annual Aggregate, for all coverages provided) as respects locations in a flood zone or area designated by the Federal Emergency Management Agency (FEMA) as subject to a flood frequency greater than the 100 year frequency up to and including the 500 year frequency.

*
Flood (Annual Aggregate, for all coverages provided), as respects locations in a flood zone or area designated by the Federal Emergency Management Agency (FEMA) as subject to a flood frequency up to and including the 100 year frequency.

3.	*	Business Interruption, not to exceed:

4.	*	Extra Expense

F.	EXTENSIONS OF COVERAGE (EOC) SUB-LIMITS:

The following sub-limits of liability will apply on a per occurrence basis for all coverages provided, unless otherwise stated below, and are part of, not in addition to the above limit(s) of liability.

For Annual Aggregate sub-limits the policy year will begin at the inception date of this policy and be concurrent with the anniversary dates of this policy.

All Risk EOC Sub-Limits:

1.	*	Fire Fighting Materials and Expenses
2.	*	Professional Fees
3.	*	Expediting Expenses
4.	*	Trees, Shrubs, Plants and Lawns limit $1,000 per item
5.	*	Pavements and Roadways
6.	*	Land and Water Clean Up Expense (Annual Aggregate, for all coverages provided)
7.	*	Installation Floater
8.	*	Newly Acquired Property
9.	*	Unnamed Locations Coverage
10.	*	Fine Arts
11.	*	Accounts Receivable
12.	*	Valuable Papers and Records
13.	*	Electronic Data Processing, Data and Media
14.	Demolition and Increased Cost of Construction
	Policy Limit	Item A: Undamaged Portion
	*	Item B: Demolition
	*	Item C: Compliance with the Law
	*	Item D: Business Interruption

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 2 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations
SECTION F, EXTENSIONS OF COVERAGE (EOC) SUB-LIMITS continued:

15.	*	Errors and Omissions
16.	*	Transit Coverage
17.	*	A. Non-Certified Act of Terrorism Coverage
	*	B. Certified Act of Terrorism Coverage
	Not Covered	C. Terrorism Coverage for Locations Outside of the United States (Annual Aggregate, for all coverages provided)
18.	*	Fungus, mold or mildew
19.	*	Deferred Payment
20.	*	Off-Premises Service Interruption - Property Damage
21.	*	Arson or Theft Reward
22.	*	Money and Securities
23.	*	Locks and Keys
24.	*	Tenants Legal Liability and Expense
25.	*	Soft Costs

Business Interruption - Extensions of Coverage Sub-Limits:

A.	*	Days of Ordinary Payroll
B.	*	Days of Civil Authority
C.	*	Off-Premises Service Interruption
D.	*	Contingent Business Interruption
E.	*	Research and Development Expense
F.	*	Ingress/Egress
G.	*	Tax Treatment
H.	*	Days of Extended Period of Indemnity

The above Extensions of Coverage sub-limits of liability will be the maximum payable for property damage and business interruption (if applicable) resulting from such property damage, or any combination thereof.

With respect to items A. and H. the number of days is part of and not in excess to any other outstanding sub-limits of liability.

* for Unnamed Locations Coverage and Property Removed from Described Locations, (Annual Aggregate for all coverages provided) for Property Damage and Business Interruption (if provided) combined when caused by or resulting from Terrorism.

* for Flood (Annual Aggregate for all coverages if provided) for Property Damage and Business Interruption (if provided) combined when caused by or resulting from Terrorism.

These limits shall not include the Actual Cash Value portion of fire damage caused by Terrorism.

Terrorism Risk Insurance Act of 2002: As respects the United States, its territories and possessions and the Commonwealth of Puerto Rico any recovery under this Policy for any insured loss or damage from acts of terrorism, as covered under this Policy, may be partially reimbursed by the United States Government in accordance with the Terrorism Risk Insurance Act of 2002. Reimbursement by the United States Government will be under a formula established by Federal Law.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 3 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations
G.	DEDUCTIBLE AMOUNT:

The following deductible amounts shall apply per occurrence for loss or damage under this policy in the respective loss categories indicated:

1.	Earth Movement (per occurrence for all coverages provided):

A.	As respects locations in California, Tier One and Tier Two New Madrid Seismic Zones, and Pacific Northwest Seismic Zones per forms S-3, S-4 and S-5 attached:

For each occurrence, this company will not be liable for loss or damage to insured property unless the amount of loss or damage exceeds 5% of the combined value of property at the location where loss or damage occurs, in accordance with the valuation section of this policy and annual business interruption value as defined in the Business Interruption Endorsement attached to this policy at the time such loss or damage at the location where loss occurs, subject to a minimum deductible amount of * per location. If coverage is provided for more than one location, this deductible percentage or minimum deductible amount will be calculated for and applied separately to each location.

B.	*	Per occurrence for each location as respects all other locations.

2.	Flood (per occurrence for each location for all coverages provided), as follows:

A.	Personal Property per building - *
All other coverages per building - *

As respects locations in a flood zone or area designated by the Federal Emergency Management Agency (FEMA) as subject to a flood frequency up to and including the 100 year frequency.

B.	*	Per occurrence for each location as respects all other locations.

3.	Wind and Hail (for all coverages provided in this policy) applying at locations reported in Wind and Hail Prone Counties and Parishes per form S-2 attached:

This company will not be liable for loss to insured property unless the amount of loss or damage exceeds 5% of the combined value of property at the location where loss or damage occurs, in accordance with the valuation section of this policy and annual business interruption value at the location where loss or damage occurs, in accordance with the Business Interruption Endorsement attached to this policy at the time such loss or damage at the location where loss occurs, subject to a minimum deductible amount of * per location. If coverage is provided for more than one location, this deductible percentage or minimum deductible amount will be calculated for and applied separately to each location.

4.	Boiler and Machinery:

A.	Physical Damage: *

B.	Average Daily Value:

In the event of loss or damage insured by this policy, the deductible will be determined by multiplying the one hundred percent average daily value (ADV) by 1. The ADV will be calculated by dividing the sum of the 100% actual annual (enter type of BI coverage provided) that would have been earned had no loss or damage occurred, by the number of annual working days. This calculation will not include any reduction for: (have BI coverage entered earlier drop in here); fixed charges; expenses not being incurred; or in the annual number of working days because of scheduled or unscheduled shutdown(s) that occur during the period of interruption.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 4 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

SECTION G, DEDUCTIBLE AMOUNT continued:

5.	Off Premises Service Interruption Waiting Period:

A. Property Damage: *

B. Business Income:

In the event of loss or damage covered by this policy, no coverage is provided for business interruption unless and until the service interruption exceeds 72 hours beginning from the time of loss or damage covered by this policy. The company's liability commences only after, and does not include, this waiting period.

6.	Electronic Data Processing Equipment, Data and Media Deductible:

In the event of loss or damage to Electronic Data Processing (EDP) Equipment, Data and Media insured by this policy caused by the malicious introduction of a machine code or instruction, no coverage is provided unless the period of interruption exceeds 48 hours beginning from the time of insured loss. The company's liability commences only after, and does not include, the Waiting Period specified.

If the period of interruption exceeds 48 hours, the insured loss will be calculated based upon the amount of insured loss in excess of the Waiting Period and subject to a combined deductible for all coverages of * per location.

Any period in which business operations or services would have not been maintained, or any period in which goods would have not been produced will not be included as part of or serve to reduce the effect of any Waiting Period.

7.	*	All Other Losses, as respects the following locations:

Distribution Warehouse, 2 Brick Plant Road, South River, NJ 08882.
Distribution Warehouse, 950 North Barrington Avenue, Ontario, CA, 91764

8.	*	All Other Losses.

H.	SPECIAL TERMS AND CONDITIONS:

I.	Application of Flood and Wind and/or Hail Deductibles

If an occurrence involves loss or damage caused by or resulting from both:

a. Wind and/or hail; and

b. Flood;

Then:

1) A specific wind and/or hail deductible; and

2) A specific flood deductible;

Will apply separately to each location.

Such loss or damage will be adjusted separately and will be subject to its respective deductible.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 5 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

SECTION H, SPECIAL TERMS AND CONDITIONS continued:

2.	Notice of Cancellation

The time required by the Company for mailing or delivering notice of cancellation of this policy to the First Named Insured as shown in Item 17., Cancellation, shown in Section G., General Conditions, is extended from 60 days to 90, except the notice for non-payment of premium remains at ten (10) days.

3.	Off Premises Power Coverage - Telephone and Telecommunication Coverage

Coverage provided by the Off Premises Service Interruption - Property Damage and Business Interruption Extensions of Coverage are amended to include the following as covered services:

Telephone and telecommunication;

Except there shall be no coverage for any loss caused by or resulting from loss or damage to satellites.

4.	Inventory Valuation;

The following paragraphs shown in Section G., General Conditions, 14. Basis of Valuation, are amended to read as follows:

a.	2)	On goods sold awaiting delivery: the cash selling price at the location where loss occurs, less all discounts and charges which the merchandise would have been subject to had no loss occurred.

On goods manufactured by the Insured; merchandise not manufactured by the Insured; and inventory, all offered for sale prior to loss or damage, the Insured's original cost in acquiring the goods plus 94% at retail stores only.

Inventory at distribution centers: the replacement cost.

a.	3)	On raw materials and supplies: the replacement cost.

5.	Leader Store Coverage Extension

The Business Interruption Coverage provided by form PRO GE 2200 of this Policy is extended to cover loss directly resulting from direct physical damage of the type insured against by this Policy, to property of the type not otherwise excluded by this Policy at leader store(s) situate in the same shopping center or mall as the affected Location of the Insured, but in no event for more than 30 consecutive days, nor to exceed * in any one loss casualty or disaster.

Leader Store is defined as: the store(s) designated by the shopping center owner as the anchor or lead store(s) or the store(s) generally understood to be either the largest or one of the few largest store(s) that are located in the shopping center to attract customers and/or shopping traffic to the entire shopping center in which the insured's facility is located.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 6 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

SECTION H. SPECIAL TERMS AND CONDITIONS continued:

6.	Contingent Business Interruption Coverage Territory

Coverage provided in Section 5., Extensions of Coverage, Item D. Contingent Business Interruption Coverage, is limited to property anywhere in the world except in the following countries, provinces or jurisdictions;

Afghanistan, Algeria, Angola, Armenia, Azerbaijan, Bosnia and Herzegovina, Botswana, Burundi, Chechnya, China (Kashmir area), Croatia, Eritrea, Ethiopia, Cuba, Haiti, Iran, Iraq, India (Kashmir area), Lebanon, Liberia, Libya, Montenegro, Montserrat, Myanmar (Burma), Nigeria, North Korea, Pakistan, Rwanda, Serbia, Somalia, Sudan, Sri Lanka, Syria, Turkish provinces of Agri, Bingol, Bitlis, Diyarbakir, Elazig, Hakkari, Mardin, Mus, Siirt, Urfa, and Van, The Democratic Republic of the Congo (former Zaire) and Yemen.

Or any other country where trade relations are unlawful as determined by the Government of the United States of America or its agencies.

7.	Terrorism - New York

CERTIFIED TERRORISM ENDORSEMENT 7180 (1/03)

Endorsement Form No. 7180 (1/03), CERTIFIED TERRORISM ENDORSEMENT, affecting "Certified Act(s) of Terrorism" Under The Terrorism Risk Insurance Act of 2002 will only apply to locations in the State of New York.

NON-CERTIFIED TERRORISM ENDORSEMENT EXPIRATION

Effective 12/31/07, endorsement Form No. 7181 NY (4/03), NON-CERTIFIED TERRORISM ENDORSEMENT, affecting "Non-Certified Act(s) of Terrorism" will expire.

CERTIFIED TERRORISM ENDORSEMENT EXPIRATION

Effective 12/31/07, endorsement Form No 7180 (1/03), CERTIFIED TERRORISM ENDORSEMENT, affecting "Certified Act(s) of Terrorism" Under The Terrorism Risk Insurance Act of 2002 will expire.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 7 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

SECTION H. SPECIAL TERMS AND CONDITIONS continued:

8.	Extended Terrorism Coverage Endorsement

Section F. Perils Excluded, Group I. Item 2. f. is amended to:

f.
Terrorism, including action taken to prevent, defend against, respond to or retaliate against Terrorism or suspected Terrorism, except to the extent provided in Section D, Extensions of Coverage, 17. Terrorism. However, if direct loss or damage by fire results from any of these acts (unless committed by or on behalf of the insured), then this Policy covers only to the extent the Actual Cash Value of the resulting direct loss or damage by fire to property insured. This coverage exception for such resulting fire loss or damage does not apply to any coverage provided in any Business Interruption Endorsement, if any, which may be a part of this Policy, or any extension of such coverage, or to any other coverages provided by this Policy.

Any act which satisfies the definition of Terrorism provided in Section H, Definitions, or in any Terrorism Endorsement to this policy, shall not be considered to be vandalism, malicious mischief, riot, civil commotion, or any other risk of physical loss or damage which may be covered elsewhere in this Policy.

If any act which satisfies the definition of Terrorism provided in Section H, Definitions, or in any Terrorism Endorsement to this policy, also comes within the terms of the hostile or warlike action exclusion of this Policy in Section F, Group I,2.a., the hostile or warlike action exclusion applies in place of this exclusion.

If any act excluded herein involves nuclear reaction, nuclear radiation or radioactive contamination, this exclusion applies in place of the nuclear hazard exclusion of this Policy, Section F, Group I, 1.

9.	Terrorism Coverage Change

Upon expiration of the coverages provided by endorsement and sub-limited in the Declarations, EXTENSION OF COVERAGE SUB-LIMITS 17. A. Non-Certified Acts of Terrorism and 17. B. Certified Acts of Terrorism:

A.	The coverage and sub-limits provided in the EXTENSION OF COVERAGE SUB-LIMITS 17 will be replaced with the following:

	17.	*	A. Non-Certified Act of Terrorism Coverage
		*	B. Certified Act of Terrorism Coverage
		*	C. Terrorism for Locations Outside the United States
		*	D. Terrorism

Sub-limit 17. D. will not apply to any location(s) (if any) in the State of New York.

B.	The following deductible provision will be added to the DEDUCTIBLE AMOUNT section in the Declarations and will apply to Terrorism:

Terrorism (per occurrence for all coverages provided):

For each occurrence, this company will not be liable for loss or damage to insured property unless the amount of loss or damage exceeds * of the combined value of property at the location where loss or damage occurs, in accordance with the valuation section of this policy and annual business interruption value as defined in the Business Interruption Endorsement attached to this policy at the time such loss or damage at the location where loss occurs. If coverage is provided for more than one location, this deductible percentage amount will be calculated for and applied separately to each location subject to a maximum deductible amount of * per occurrence.

This deductible will not apply to any location(s) (if any) in the State of New York.

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 8 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

I.	INDEX OF FORMS:

The following forms are made part of this policy:

Title	Form No.	Edition

Declarations	*	(1/06)

All Risk Property Coverage	*	(8/05)

Business Interruption Endorsement Gross Earnings/Extra Expense	*	(1/06)

Arkansas Amendatory Endorsement	*	(8/05)

California Amendatory Endorsement	*	(6/06)

Effective Time Endorsement	*	(1/00)

Florida Amendatory Endorsement	*	(6/00)

Florida Amendatory Sinkhole Coverage Endorsement	*	(10/93)

Georgia Cancellation and Non-Renewal Endorsement	*	(5/07)

Illinois Amendatory Endorsement	*	(11/03)

Terrorism Endorsement with Limited Exception (Illinois)	*	(6/06)

Indiana Amendatory Endorsement	*	(1/05)

Kentucky Amendatory Endorsement	*	(8/05)

Louisiana Amendatory Endorsement	*	(3/04)

Non-Certified Terrorism Threshold Endorsement (Louisiana)	*	(6/06)

Terrorism Endorsement with Limited Exception (Louisiana)	*	(6/06)

Mississippi Amendatory Endorsement	*	(6/06)

Post TRIA OF 2002 Act of Terrorism Endorsement(Mississippi)	*	(6/06)

Missouri Amendatory Endorsement	*	(1/06)

Non-Certified Terrorism Threshold Endorsement (Missouri)	*	(6706)

Terrorism Endorsement with Limited Exception (Missouri)	*	(6/06)

New Jersey Mandatory Endorsement	*	(6/00)

New York Amendatory Endorsement	*	(1/06)

Non-Certified Terrorism Endorsement (New York)	*	(4/03)

North Carolina Amendatory Endorsement	*	(6/00)

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 9 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations

SECTION I, INDEX OF FORMS continued:

Title	Form No.	Edition,

Terrorism Endorsement with Limited Exception (North Carolina)	*	(6/06)

Oregon Amendatory Endorsement	*	(1/05)

Terrorism Endorsement with Limited Exception (Oregon)	*	(6/06)

South Carolina 1010 Valuation	*	-------

South Carolina Amendatory Endorsement	*	(11/00)

Tennessee Amendatory Endorsement	*	(1/05)

Texas Special Mandatory Endorsement	*	(11/01)

Washington Amendatory AR 3100 Endorsement	*	(8/05)

Non-Certified Terrorism Endorsement (Washington)	*	(6/06)

Terrorism Endorsement with Limited Exception (Washington)	*	(6/06)

Certified Terrorism Endorsement	*	(1/03)

Certified Terrorism Endorsement	*	(6/06)

Non-Certified Terrorism Endorsement	*	(6/06)

Application of Policy to Date and Time Recognition	*	(11/00)

Application of Policy to Date and Time Recognition	*	(11/00)

Application of Policy to Date and Time Recognition	*	(11/00)

Wind And/Or Hail Prone Areas	*

Tier One New Madrid Seismic Zones	*

Tier Two New Madrid Seismic Zones	*

Pacific Northwest Seismic Zones	*

* (1/06)

Affiliated FM Insurance Company Policy No. *	Page 10 of 10

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY, 440 LINCOLN ST., WORCESTER, MA 01605

COMMERCIAL LINES POLICY
COMMON DECLARATIONS	CM

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

POLICY PERIOD: FROM: AUG. 01 2007 TO: AUG. 01 2008 AT
12:01 A.M. STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ABOVE.

BUSINESS DESCRIPTION: RETAIL CLOTHING STORE

LEGAL ENTITY: CORPORATION

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.

THIS POLICY CONSISTS OF THE FOLLOWING COVERAGE PARTS FOR WHICH A PREMIUM IS INDICATED. THIS PREMIUM MAY BE SUBJECT TO ADJUSTMENT.

PREMIUM
COMMERCIAL GENERAL LIABILITY COVERAGE	$	*
**TOTAL PREMIUM:	$	*
PAYABLE IN INSTALLMENTS:	$	*
**MAY INCLUDE PREMIUM,  IF ANY, FOR TERRORISM; REFER TO DISCLOSURE NOTICE.

FORMS APPLICABLE TO ALL COVERAGE PARTS:		*5/93	*11/98
* 7/02	* 7/02	*7/02	*8/04
*7/02	* 10/93	*7/02	*7/02
* 7/02	* 7/02	*7/02	*7/02
* 1/07

COUNTERSIGNED	/s/ (illegible)	BY
(AUTHORIZED REPRESENTATIVE)

THESE DECLARATIONS TOGETHER WITH THE COMMON POLICY CONDITIONS, COVERAGE PART COVERAGE FORM(S) AND FORMS AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THE ABOVE NUMBERED POLICY.

FORM NO. * 4/90	ISSUED 08/15/2007
AGENCY BILL R

INSURED COPY	PAGE 1

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY

THE HANOVER INSURANCE COMPANY, 440 LINCOLN ST., WORCESTER, MA 01605

COMMERCIAL LINES POLICY

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

INSTALLMENT PAYMENT OF PREMIUM ENDORSEMENT PLAN Illegible

			ENDORSEMENT		REVISED AMOUNTS		TOTAL
PAYMENT DUE DATE	PREMIUM PAYMENT	INST CHGE	PREMIUM PAYMENT	INST CHGE	PREMIUM PAYMENT	INST CHGE	PAYMENT DUE
08/01/07	*	*					*
09/01/07	*	*					*
10/01/07	*	*					*
11/01/07	*	*					*
12/01/07	*	*					*
01/01/08	*	*					*
02/01/08	*	*					*
03/01/08	*	*					*
04/01/08	*	*					*
05/01/08	*	*					*
TOTALS	*	*					*

NOTHING HEREIN CONTAINED SHALL BE HELD TO VARY, ALTER, WAIVE OR EXTEND ANY OF THE TERMS, CONDITIONS, AGREEMENTS OR LIMITATIONS OF THE POLICY OTHER THAN AS STATED ABOVE.

EFFECTIVE 08/01/07 THIS ENDORSEMENT FORMS A PART OF POLICY NO. * ISSUED

TO AEROPOSTALE INC AND JIMMY'Z SURF CO.

BY THE HANOVER INSURANCE COMPANY

COUNTERSIGNED BY

FORM NO. * 5/93	ISSUED 08/15/2007

INSURED COPY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY, 440 LINCOLN ST., WORCESTER, MA 01605

POLICY SCHEDULE OF NAMES AND ADDRESSES

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

THE NAMED INSURED ON THIS POLICY IS EXTENDED TO INCLUDE:

AEROPOSTALE WEST INC

LOCATIONS OF COVERED OPERATIONS

PREMISES 1
SCHEDULE OF LOCATIONS ON FILE
W/COMPANY
07470

FORM NO. * 4/90	ISSUED 08/15/2007

AGENCY BILL

INSURED COPY	PAGE 2

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY, 440 LINCOLN ST., WORCESTER, MA 01605

COMMERCIAL GENERAL LIABILITY DECLARATION

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

AUDIT FREQUENCY: ANNUAL
LIMITS OF INSURANCE:
GENERAL AGGREGATE LIMIT	$	*
PRODUCTS - COMPLETED OPERATIONS AGGREGATE LIMIT	$	*
EACH OCCURRENCE LIMIT	$	*
FIRE DAMAGE LIMIT, ANY ONE FIRE	$	*
PERSONAL AND ADVERTISING INJURY LIMIT	$	*
MEDICAL EXPENSE LIMIT, ANY ONE PERSON	$	*

TOTAL ADVANCE COMMERCIAL GENERAL LIABILITY PREMIUM:	$	*

FORMS APPLICABLE TO	COMMERCIAL GENERAL	LIABILITY:	* 02/03
* 11/86	* 03/98	* 03/98	* 12/02
* 08/93	* 09/03	* 07/02	* 07/02
* 08/00	* 08/03	* 07/02	* 07/02
* 10/02	* 12/89	* 03/96	* 08/97
* 03/03	* 10/93	* 07/03	* 08/87
* 07/02	* 12/01	* 07/02	* 07/02
* 07/02	* 02/95	* 07/02	*
* 04/98	* 07/02	* 07/02	* 07/02
* 10/93	* 07/98

FORM NO. * 2/89	ISSUED 08/15/2007

AGENCY BILL

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY, 44 0 LINCOLN ST., WORCESTER, MA 01605

COMMERCIAL GENERAL LIABILITY CLASSIFICATION SCHEDULE

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

RENEWAL

LOC ST TER CODE SUBLINE	PREMIUM BASIS	PER	RATE		ADVANCE PREMIUM
1 NJ 005 11128334	* GROSS SALES	1000	$	*	$	*
	* GROSS SALES	M	$	*	$	*
CLOTHING OR WEARING APPAREL STORES - NOT FOR PROFIT

SUBLINE 334 PREMISES AND OPERATIONS
SUBLINE 336 PRODUCTS AND COMPLETED OPERATIONS

FORM NO. * 2/89	ISSUED 08/15/2007

AGENCY BILL

INSURED COPY

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY, 440 LINCOLN ST., WORCESTER, MA 01605

MISCELLANEOUS LIABILITY COVERAGE PART DECLARATION

POLICY NUMBER	POLICY PERIOD		COVERAGE IS PROVIDED IN THE	AGENCY CO
	FROM	TO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS			AGENT
AEROPOSTALE INC AND JIMMY'Z SURF CO. 201 WILLOWBROOK BLVD WAYNE NJ 07470			J. SMITH LANIER & CO OF ATLANTA 11330 LAKEFIELD DR STE 100 DULUTH, GA. 30097

AUDIT FREQUENCY: ANNUAL

LIMITS OF INSURANCE:
REFER TO GENERAL LIABILITY BROADENING END.

TOTAL ADVANCE MISCELLANEOUS LIABILITY PREMIUM:	INCLUDED

FORMS APPLICABLE TO MISCELLANEOUS LIABILITY:			* 02/03
* 11/86	* 03/98	* 03/98	* 12/02
* 08/93	* 09/03	* 07/02	* 07/02
* 08/00	* 08/03	* 07/02	* 07/02
* 10/02	* 12/89	* 03/96	* 08/97
* 03/03	* 10/93	* 07/03	* 08/87
* 07/02	* 12/01	* 07/02	* 07/02
* 07/02	* 02/95	* 07/02	*
* 04/98	* 07/02	* 07/02	* 07/02
* 10/93	* 07/98

FORM NO. * 2/89	ISSUED 08/15/2007

AGENCY BILL

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY,  440 LINCOLN ST.,  WORCESTER,  MA 01605

MISCELLANEOUS LIABILITY COVERAGE PART DECLARATION

	POLICY PERIOD
POLICY NUMBER	FROM	TO	COVERAGE IS PROVIDED IN THE	AGENCY CO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS		AGENT
AEROPOSTALE INC		J. SMITH LANIER & CO
AND JIMMY'Z SURF CO.		OF ATLANTA
201 WILLOWBROOK BLVD		11330 LAKEFIELD DR STE 100
WAYNE NJ	07470	DULUTH, GA.	30097

THE EMPLOYEE BENEFITS LIABILITY COVERAGE PROVIDES CLAIMS/MADE COVERAGE. PLEASE REFER TO FORM CG04 3 5  FOR RETROACTIVE DATE.

LIMITS OF INSURANCE:
EMPLOYEE BENEFITS LIABILITY AGGREGATE LIMIT	*
EACH EMPLOYEE LIMIT	*

EACH EMPLOYEE DEDUCTIBLE	*

FORM NO. * 2/89	ISSUED 08/15/2007

AGENCY BILL

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY,  440 LINCOLN ST.,  WORCESTER,  MA 01605

MISCELLANEOUS LIABILITY CLASSIFICATION SCHEDULE

	POLICY PERIOD
POLICY NUMBER	FROM	TO	COVERAGE IS PROVIDED IN THE	AGENCY CO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS		AGENT
AEROPOSTALE INC		J. SMITH LANIER & CO
AND JIMMY'Z SURF CO.		OF ATLANTA
201 WILLOWBROOK BLVD		1133 0 LAKEFIELD DR STE 100
WAYNE NJ	07470	DULUTH, GA.	30097

RENEWAL

LOC	ST	TER	CODE	SUBLINE	PREMIUM BASIS	PER	RATE	ADVANCE PREMIUM
1	NJ	005	90994	325				*
GENERAL LIABILITY BROADENING ENDORSEMENT

LOC	ST	TER	CODE	SUBLINE	PREMIUM BASIS	PER	RATE	ADVANCE PREMIUM
1	NJ	005	92100	325	IF ANY EMPLOYEES	EACH	*	*
EMPLOYEE BENEFITS LIABILITY

SUBLINE 325    MISCELLANEOUS LIABILITY

FORM NO. * 2/89	ISSUED 08/15/2007

AGENCY BILL

INSURED COPY	231-1096 (1/7)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

THE HANOVER INSURANCE COMPANY	RENEWAL OF *

THE HANOVER INSURANCE COMPANY,  440 LINCOLN ST.,  WORCESTER,  MA 01605

POLICY FORMS RECAP
ATTACH THIS FORM TO YOUR POLICY

	POLICY PERIOD
POLICY NUMBER	FROM	TO	COVERAGE IS PROVIDED IN THE	AGENCY CO
*	08/01/07	08/01/08	THE HANOVER INSURANCE COMPANY	2908948
NAMED INSURED AND ADDRESS		AGENT
AEROPOSTALE INC		J. SMITH LANIER & CO
AND JIMMY'Z SURF CO.		OF ATLANTA
201 WILLOWBROOK BLVD		11330 LAKEFIELD DR STE 100
WAYNE NJ	07470	DULUTH, GA.	30097

FORMS APPLICABLE AT RENEWAL:   (ALL NEW FORMS ARE IDENTIFIED WITH AN ASTERISK)

ALL COVERAGE PARTS:

*	5/93	*	11/98	*	7/02	*	7/02
*	7/02	*	8/04	*	7/02	*	10/93
*	7/02	*	7/02	*	7/02	*	7/02
*	7/02	*	7/02	*	1/07

GENERAL LIABILITY COVERAGE PART:

*	2/03	*	11/86	*	3/98	*	3/98
*	12/02	*	8/93	*	9/03	*	7/02
*	7/02	*	8/00	*	8/03	*	7/02
*	7/02	*	10/02	*	12/89	*	3/96
*	8/97	*	3/03	*	10/93	*	7/03
*	8/87	*	7/02	*	12/01	*	7/02
*	7/02	*	7/02	*	2/95	*	7/02
*		*	4/98	*	7/02	*	7/02
*	7/02	*	10/93	*	7/98

COUNTERSIGNED	BY
(AUTHORIZED REPRESENTATIVE)

FORM NO. * 4/90	ISSUED 08/15/2007

AGENCY BILL  R

INSURED COPY	PAGE 8

231-1096 (1/9)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Renewal of Policy: *

COMMERCIAL UMBRELLA POLICY

THESE DECLARATIONS TOGETHER WITH THE COMMON POLICY CONDITIONS AND COVERAGE FORM(S) COMPLETE THE BELOW NUMBERED POLICY

POLICY NUMBER: *
DECLARATIONS:

Named Insured and Address (No., Street, Town, County, State)	Agent
AEROPOSTALE INC	J SMITH LANIER & CO
AND JIMMY'Z SURF CO	OF ATLANTA
201 WILLOWBROOK BLVD	11330 LAKEFIELD DR STE 100
WAYNE NJ 07470	DULUTH GA 30097
AGENT CODE: 2908948

Policy Period: (Month, Day, Year)
From: 08/01/2007 To 08/01/2008
12:01 A. M., standard time at the address of the Named Insured as stated herein
Form of Business

☐ Individual	☐ Partnership	☐ Corporation	☐ Limited Liability Company
☒ Organization (Other than Partnership, Joint Venture or Limited Liability Company
Business Description: RETAIL CLOTHING STORE
IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY. THIS PREMIUM MAY BE SUBJECT TO AUDIT.
Limit of Liability (Section III)
Each Occurrence Limit	*
Aggregate Limit	*
Personal & Advertising Injury Limit	*
Retained Limit Self-Insured Retention	*
Premium Computation	Estimated Annual:
	Rate Per:	FLAT
	Estimated Annual Premium:	*
	Annual Minimum Premium:	*
	Advance Premium:	*

Endorsements: * 01/07, * 12/02, * 11/02, * 01/07, * 10/05, * 10/05, * 10/05, * 10/05, * 12/05, * 12/04, * 03/05 * 09/00, * 02/02, * 12/01, * 12/04, * 03/05, * 12/05, * 11/98, * 12/05, * 03/06, * 08/07, * 06/06, * 10/05

* 05/93

☐ PRE PAID - the total annual premium is due at inception.
☒ HANOCASH - the annual premium is payable according to the term of the Hanocash endorsement attached
☐ ACCOUNT BILL	☐ DIRECT BILL	☐ Annual	☐ Semi-Annual	☐ Other
Audit period: Non Auditable Unless indicated by		☐ Annual	☐ Semi-Annual	☐Other
If you cancel this policy, we shall receive and retain not less than $ NIL as a policy minimum premium.

CRF

*  10/05

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

SCHEDULE A - SCHEDULE OF UNDERLYING POLICIES

Insured: AEROPOSTALE INC
Effective on and after AUGUST 1ST, 2007, 12:01 A.M. Standard Time
This Schedule is part of Policy Number: *

CARRIER, POLICY NUMBER & PERIOD		TYPE OF POLICY	APPLICABLE LIMITS OR AMOUNT OF INSURANCE

(a)	Carrier HANOVER INSURANCE COMPANY Policy Number * Policy Period: 08/01/2007 TO 08/01/2008	Commercial General Liability ☒ Per Location ☐ Per Project ☐ Owned Autos ☐ Non-owned & Hired Autos	* * * *	Each Occurrence Personal & Advertising Injury General Aggregate Product/Completed Operation Aggregate

(b)	Carrier. HANOVER INSURANCE COMPANY	Comprehensive	Bodily Injury and Property Damage Liability Combined
	Policy Number * Policy Period: 08/01/2007 TO 08/01/2008	Automobile Liability including ☒ Owned automobiles ☒ Non-owned & Hired	* $ $ $	Each Accident Bodily Injury Each Person Each Accident Property Damage Each Accident

(c)	Carrier	Garage Liability	Bodily Injury and Property Damage Liability Combined
	Policy Number Policy Period:	☐ Dealers ☐ Service	Each Accident Garage Operations $ $ $ Garage Operations $	Auto Only Other than Auto Only Aggregate Other than Auto Only

(d)	Carrier.	Standard Workers'	Coverage B - Employers Liability
	Policy Number. Policy Period:	Compensation & Employers' Liability	Bodily Injury by Accident $ Bodily Injury by Disease $ $	Each Accident Each Employee Aggregate

(e)	Carrier	Liquor Liability	$	Each Common Cause
	Policy Number Policy Period:	☐ Per Location	$ $ $	Other Aggregate Other

(f)	Carrier	Professional Liability	$	Each Occurrence
	Policy Number Policy Period:		$ $ $ $	Each Claim Other Aggregate Other

An "X" marked in the box provided indicates these broadening or optional coverage are provided in the Underlying Insurance

* (10/05)	Page 1 of 2

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

(g)	Carrier: Policy Number: Policy Period:	Watercraft Liability	$

(h)	Carrier: Policy Number : Policy Period:	Directors & Officers Liability	$ $ $ $ $	Each Occurrence Each Claim Other Aggregate Other

(i)	Carrier: Policy Number: Policy Period:	Stop Gap Liability	Bodily Injury by Accident $ Bodily Injury by Disease $ $	Each Accident Each Employee Aggregate

(j)	Carrier: Policy Number: Policy Period:	Other	$

An "X" marked in the box provided Indicates these broadening or optional coverage are provided In the Underlying Insurance

Countersigned By:	/s/ (illegible)	Date:	10/18/07
Authorized Representative of the Company

* (10/05)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Declarations	EXCESS LIABILITY POLICY

POLICY NUMBER: *	FIREMAN'S FUND INSURANCE COMPANIES
ITEM 1
POLICY PERIOD: FROM 08/01/07 TO 08/01/08	Coverage is provided in the following
(12:01 A.M. Standard time at the address	company, a stock company.
of the Named Insured as stated herein)
01 Fireman's Fund Insurance
ITEM 2	Company
NAMED INSURED AND MAILING ADDRESS:
AER0P0STALE, INC.
201 WILLOWBROOK BLVD
WAYNE, NJ 07470

In return for the payment of the premium, and subject to all the terms of this policy, we agree with you to provide the insurance as stated in this policy.

LIMITS OF INSURANCE
* Each Occurrence * Aggregate
UNDERLYING INSURANCE LIMITS
* Each Occurrence * Aggregate
PREMIUM
Basis of premium: Flat charge
Advance Premiums * * Annual Minimum Premium: * includes Terrorism Risk Insurance Act - Certified Acts Coverage: *
* Includes New Jersey PLIGA Surcharge of *
SCHEDULE OF UNDERLYING INSURANCE

This schedule is described within Form No. * 2-91 which forms a part of this policy's declarations.
SCHEDULE OF ENDORSEMENTS

This schedule is described within Form No. * which forms a part of this policy's declarations.

Date of Issue:	Countersignature of Authorized Agent:
08/15/2007	/s/ (illegible)

This declarations page is issued in conjunction with and forms a part of Policy Form *

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

SCHEDULE OF UNDERLYING INSURANCE - *

First Underlying Insurance:

Company:	HANOVER INSURANCE COMPANY
Policy Mo:	AS ASSIGNED BY COMPANY
Expiration Data:	08/01/2008

LIMITS OF INSURANCE
Limits:
*	Each Occurrence
*	Aggregate

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

*	SCHEDULE OF ENDORSEMENTS

*	WAR LIABILITY EXCLUSION

*	EXTERIOR INSULATION AND FINISH SYSTEM EXCLUSION

*	SILICA PARTICLES EXCLUSION

*	CONDITIONAL EXCLUSION OF TERRORISM INVOLVING NUCLEAR, BIOLOGICAL OR CHEMICAL TERRORISM (RELATING TODISPOSITION OF FEDERAL TERRORISM RISK INSURANCE ACT OF 2002)

*	DISCLOSURE OF PREMIUM AND ESTIMATED PREMIUM FOR CERTIFIED ACTS OF TERRORISM COVERAGE (PURSUANT TO TERRORISM RISC INSURANCE ACT OF 2002)

*	CANCELLATION-AMENDMENT OF NOTICE

*	LEAD EXCLUSION

*	NEW JERSEY AMENDATORY

*	INTELLECTUAL PROPERTY EXCLUSION

*	FUNGI OR BACTERIA EXCLUSION

*	ELECTRONIC DATA EXCLUSION

*	NUCLEAR, BIOLOGICAL OR CHEMICAL TERRORISM EXCLUSION (OTHER THAN CERTIFIED ACTS OF TERRORISM)

*	VIOLATION OF STATUTES EXCLUSION (EMAILS, FAX, PHONE CALLS OR OTHER METHODS OF SENDING MATERIAL OR INFORMATION)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

COMMERCIAL LINES POLICY
COMMON DECLARATIONS

☒ The Hanover Insurance Company ☐ Massachusetts Bay Insurance Company
☐ Citizens Insurance Company of America	*
Coverage is Provided in the Company designated by above	Renewal of Number

POLICY NUMBER	POLICY PERIOD			AGENCY CODE
	FROM	TO
*	08/01/2007	08/01/2008	AT 12:01 AM STANDARD TIME AT YOUR MAILING ADDRESS SHOWN BELOW	2908948
NAMED INSURED AND MAILING ADDRESS			AGENT
(No., Street Town or City, County, State, Zip Code) AEROPOSTALE INC 201 WILLOWBROOK BLVD WAYNE, NJ 07470			J SMITH LANIER & CO OF ATLANTA 1130 LAKEFILED DR STE 100 DULUTH GA 30097 AGENT CODE:2908948

DESCRIPTION OF BUSINESS
Form of Business: ☐ ☐ Individual ☐ Joint Venture ☐ Partnership ☒ Organization (Other than Partnership or Joint Venture) Business Description: RETAIL CLOTHING STORE
IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY. THIS POLICY CONSISTS OF THE FOLLOWING COVERAGE PART(S) FOR WHICH A PREMIUM IS INDICATED. THIS PREMIUM MAY BE SUBJECT TO ADJUSTMENT.

PREMIUM
	■ Commercial Property Coverage Part	$
	■ Commercial General Liability Coverage Part	$
	■ Commercial Crime Coverage Part	$
	■ Commercial Inland Marine Coverage Part	$
	■ Boiler and Machinery Coverage Part	$
	■ Commercial Auto Coverage Part	$	*
$
PREMIUM
☐ Prepaid - The total annual premium of $                           is due at inception
☐ Annual instalments -$                          due at inception, and $                            due at each anniversary*
☒ Hanocash - The annual premium of *                is payable according to the terms of the Hanocash endorsement attached.
•☐ (If , anniversary adjustment of rates is waived)
DIRECT BILL: ☐ PREPAID ☐ 4-PAY ☐ 8-PAY ☐
Audit Period: Non-Auditable Unless Indicated By Annual □ Semi-Annual □ Quarterly □ Monthly ☐ Other

Form(s) and Endorsement(s) applicable to all Coverage Part(s) and made a part of this policy at time of issue: *

Countersigned:	By	/s/ (illegible)
Authorized Representative

THESE DECLARATIONS TOGETHER WITH THE COMMON POLICY CONDITIONS. COVERAGE PART COVERAGE FORM(S) AND FORMS AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THE ABOVE NUMBERED POLICY.

CRF

INSURED

Includes copyrighted material of Insurance Services Office, Inc., with its permission. Copyright Insurance Services Office. Inc. 1983. 1984.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

BUSINESS AUTO COVERAGE FORM
DECLARATIONS
(Page 1 of 4)

*
Renewal of Policy

POLICY NUMBER	POLICY PERIOD-			AGENCY CODE
	FROM	TO
AHA 7584826 05	08/01/2007	08/01/2008	AT 12:01 AM STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ON THE COMMON DECLARATIONS	2908948

ITEM TWO
SCHEDULE OF COVERAGES AND COVERED AUTOS
This policy provides only those coverages where a charge is shown in the premium column below. Each of these coverages will apply only to those "autos" shown as covered "autos." "Autos" are shown as covered "autos" for a particular coverage by the entry of one or more of the symbols from the COVERED AUTO Section of the Business Auto Coverage Form next to the name of the coverage.

COVERAGES	COVERED AUTOS (Entry of one or more of the symbols from the COVERED AUTOS Section of the Business Auto Coverage Form shows which autos are covered autos)	LIMIT THE MOST WE WILL PAY FOR ANY ONE ACCIDENT OR LOSS	PREMIUM
LIABILITY	1	$ *	*
PERSONAL INJURY PROTECTION (or equivalent No fault Coverage)	5	SEPARATELY STATED IN EACH PIP ENDORSEMENT MINUS $ Ded	INCI
ADDED PERSONAL INJURY PROTECTION (or equivalent No-fault coverage)		SEPARATELY STATED IN EACH ADDED PIP ENDORSEMENT
PROPERTY PROTECTION INSURANCE (Michigan only)		SEPARATELY STATED IN THE P.P.I. ENDORSEMENT MINUS $ Ded FOR EACH ACCIDENT
AUTO MEDICAL PAYMENTS	2	$ *	INCL
UNINSURED MOTORISTS	2	$ *	INCL
DERINSURED MOTORISTS (when not included in Uninsured Motorists Coverage		$
PHYSICAL DAMAGE COMPREHENSIVE COVERAGE	2	ACTUAL CASH VALUE OR COST OF REPAIR, WHICHEVER IS LESS MINUS $ * Ded. FOR EACH COVERED AUTO. BUT NO DEDUCTIBLE APPLIES TO LOSS CAUSED BY FIRE OR LIGHTNING. See ITEM FOUR for hired or borrowed "autos."	INCL
PHYSICAL DAMAGE Specified CAUSES OF LOSS COVERAGE		ACTUAL CASH VALUE OR COST OF REPAIR, WHICHEVER IS LESS MINUS $ * Ded. FOR EACH COVERED AUTO. FOR LOSS CAUSED BY MISCHIEF OR VANDALISM. See ITEM FOUR fa hired or borrowed "autos."
PHYSICAL DAMAGE COLLISION COVERAGE	2	ACTUAL CASH VALUE OR COST OF REPAIR, WHICHEVER IS LESS MINUS $ * Ded. FOR EACH COVERED AUTO. See ITEM FOUR for hired or borrowed "autos."	INCL
PHYSICAL DAMAGE TOWING AND LABOR (Not Available In California)		$ for each disablement of a private passenger auto.
AUTO BROADENING COVERAGE (INCL)	PREMIUM FOR ENDORSEMENTS	*
FORM *	ESTIMATED TOTAL PREMIUM
ENDORSEMENTS ATTACHED TO THIS COVERAGE FORM:
* - Broad Form Nuclear Exclusion (Not Applicable in New York)
SEE *

CRF

* (12-90)	Copyright, Insurance Services Office, Inc., 1990

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

BUSINESS AUTO COVERAGE FORM
DECLARATIONS
(Page 2 of 4)

AHA 7584826 04
Renewal of Number

POLICY NUMBER	POLICY PERIOD			AGENCY CODE
	FROM	TO
*	08/01/2007	08/01/2008	AT 12:01 AM STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ON THE COMMON DECLARATIONS	2908948

ITEM THREE SCHEDULE OF COVERED AUTOS YOU OWN
Covered	DESCRIPTION	PURCHASED	TERRITORY
Auto No.	Year Model, Trade Name, Body Type Serial Number(S) Vehicle Identification Number (VIN)	Original Cost New	Actual Cost & NEW (N) USED (U)	Town & Slate Where the Covered Auto will be principally garaged
ON FILE W/ COMPANY
Covered Auto No.	CLASSIFICATION								Except physical damages loss is payable to you and the loss payee named below as Interests may appear at the time of the loss
	Radius of Operation	Business use s = service r = retail c = commercial	Size GVW, GCW or Vehicle Seating Capacity	Age Group	Primary Rating Factor		Secondary Rating Factor	Code
					Liab.	Phy. Dam.
ON FILE W/COMPANY
Covered I Auto No.	COVERAGES-PREMIUMS, LIMITS, AND DEDUCTIBLES (Absence of a deductible or limit entry in any column below means that the limit or deductible entry in the corresponding ITEM TWO column applies instead)
	LIABILITY		PERSONAL INURY PROTECTION		ADDED P.I.P.	PROP. PROT. (Mich. only)
	Limit	Premium	Limited stated in each P.I.P. End. Minus de-ductible shown below	Premium	Limit stated in each Added P.I.P. End. Premium	Limit stated In P.P.I, end. minus deductible shown below	Premium
SEE COMPOSITE RATED ENDORSEMENT *
Total Premium
Covered	COVERAGES-PREMIUMS, LIMITS, AND DEDUCTIBLES (Absence of a deductible or limit entry in any column below means mat the limit or deductible entry in the corresponding ITEM TWO column applies instead)
Auto No.	AUTO. MED PAY		UNINSURED MOTORISTS		UNDERINSURED MOTORISTS
	Limit	Premium	Limit	Premium	Limit	Premium
SEE COMPOSITE RATED ENDORSEMENT *
Total Premium

Copyright, Insurance Services Office, Inc., 1990

FORM * (12-90)	CRF	CA 00 02 12 90

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

BUSINESS AUTO COVERAGE FORM
DECLARATIONS
(Page 3 of 4)

*
Renewal of Number

POLICY NUMBER		POLICY PERIOD FROM TO					AGENCY CODE
*		08/01/2007	08/01/2008	AT 12:01 AM STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ON THE COMMON DECLARATIONS			2908948

ITEM THREE CONTINUED
Covered Auto No.	COVERAGES-PREMIUMS, LIMITS AND DEDUCTIBLES (Absence of a deductible or limit entry In any column below means that the limit or deductible entry In the corresponding ITEM TWO column applies Instead)
	COMPREHENSIVE		SPECIFIED CAUSES OF LOSS	COLLISION		TOWING & LABOR
	Limit stated In ITEM TWO minus deduc-tible shown below	Premium	Limit stated in ITEM TWO Premium	Limit stated in ITEM TWO minus deductible shown below	Premium	Limit Per Disablement	Premium
SEE COMPOSITE RATED ENDORSEMENT *
Total Premium
ITEM FOUR SCHEDULE OF HIRED OR BORROWED COVERED AUTO COVERAGE AND PREMIUMS.
LIABILITY COVERAGE-RATING BASIS, COST OF HIRE
STATE	ESTIMATED COST OF HIRE FOR EACH STATE	RATE PER EACH $100 COST OF HIRE	FACTOR (If Liab. Cov. is primary)	PREMIUM
SEE *				INCL
			TOTAL PREMIUM	INCL
Cost of hire means the total amount you incur for the hire of "autos" you don't own (not including "autos" you borrow or rent from your employees or their family members). Cost of hire does not include charges for services performed by motor carriers of property or passengers.
PHYSICAL DAMAGE COVERAGE
COVERAGES	LIMIT OF INSURANCE THE MOST WE WILL PAY DEDUCTIBLE	ESTIMATED ANNUAL COST OF HIRE	RATE PER EACH $100 ANNUAL COST OF HIRE	ESTIMATED PREMIUM
COMPREHENSIVE	ACTUAL CASH VALUE, COST OF REPAIRS OR $ WHICHEVER IS LESS, MINUS $ Ded. FOR EACH COVERED AUTO. BUT NO DEDUCTIBLE APPLIES TO LOSS CAUSED BY FIRE OR LIGHTNING
SPECIFIED CAUSES OF LOSS	ACTUAL CASH VALUE, COST OF REPAIRS OR $ WHICHEVER IS LESS, MINUS $ * Ded. FOR EACH COVERED AUTO FOR LOSS CAUSED BY MISCHIEF OR VANDALISM
COLLISION	ACTUAL CASH VALUE, COST OF REPAIRS OR $ WHICHEVER IS LESS, MINUS $ Ded. FOR EACH COVERED AUTO.
TOTAL PREMIUM

Copyright, Insurance Services Office, Inc., 1990 CRF
FORM * (12-90)

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

BUSINESS AUTO COVERAGE FORM
DECLARATIONS
(Page 4 of 4)

*
Renewal of Number

POLICY NUMBER	POLICY PERIOD FROM TO			AGENCY CODE
*	08/01/2007	08/01/2008	AT 12:01 AM STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ON THE COMMON DECLARATIONS	2908948

ITEM FIVE SCHEDULE FOR NON-OWNERSHIP LIABILITY
Named Insured's Business	Rating Basis	Number	Premium
Other than a Social Service agency	Number of Employees	50	$	INCL
	Number of Partners		$
Social Service Agency	Number of Employees		$
	Number of Volunteers		$	INCL
ITEM SIX SCHEDULE FOR GROSS RECEIPTS OR MILEAGE BASIS-LIABILITY COVERAGE-PUBLIC AUTO OR LEASING RENTAL CONCERNS
Estimated Yearly oGross Receipts oMileage	RATES		PREMIUMS
o Per $100 of Gross Receipts o Per Mile
	LIABILITY COVERAGE	AUTO MEDICAL PAYMENTS	LIABILITY COVERAGE	AUTO MEDICAL PAYMENTS

TOTAL PREMIUMS
MINIMUM PREMIUMS

When used as a premium basis:
FOR PUBLIC AUTOS

Gross receipts means the total amount to which you are entitled for transporting passengers, mail or merchandise during the policy period regardless of whether you or any other carrier originate the transportation. Gross Receipts does not include:

A. Amounts you pay to railroads, steamship lines, airlines and other motor carriers operating under their own ICC or PUC permits.

B. Advertising Revenue

C. Taxes which you collect as a separate item and remit directly to a governmental division.

D. C.O.D. collections for cost of mail or merchandise including collection fees.

Mileage means the total live and dead mileage of all revenue producing units operated during the policy period.

FOR RENTAL OR LEASING CONCERNS

Gross receipts means the total amount to which you are entitled for a leasing or rental of "autos" during the policy period and includes taxes except those taxes which you collect as a separate item and remit directly to a governmental division.

Mileage means the total of all live and dead mileage developed by all the "autos" you leased or rented to others during the policy period.

Copyright, Insurance Services Office, Inc., 1990
 CRF
FORM * (12-90)
CA 00 02 12 90

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE V   INFORMATION PAGE WC 00 00 01 ( A)

POLICY NUMBER: *

NJ TAX IDENTIFICATION NO.: 311443880000	renewal of *

INSURER: THE CHARTER OAK FIRE INSURANCE COMPANY

1.		NCCI CO CODE: 15318
INSURED:	PRODUCER:
AEROPOSTALE INC as per schedule(s) 201 WILLOWBROOK BLVD WAYNE NJ 07470	NIA GROUP LLC 66 ROUTE 17 NORTH PARAMUS NJ 07653

Insured is A CORPORATION

Other work places and Identification numbers are shown in the schedule(s) attached.

2.	The policy period Is from 08-01 -07 to oa-01 -08 12:01 A.M. at the insured's mailing address.

3.	A. WORKERS COMPENSATION INSURANCE: Part One of the policy applies to the Workers Compensation Law of the state(s) listed here:

AK AL AR CA CO CT DE FL GA IA ID IL IN KS KY MT NC NE NH NJ NM NV OK PA RI SC SD TN TX UT VA VT

B.	EMPLOYERS LIABILITY INSURANCE: Part Two of the policy applies to work in each state listed In Item 3.A. The limits of our liability under Part Two are:

Bodily Injury by Accident:	$	* Each Accident
Bodily Injury by Disease:	$	* Policy Limit
Bodily Injury by Disease:	$	* Each Employee

C.	OTHER STATES INSURANCE: Part Three of the policy applies to the states, If any, listed here:

DC HI

D.	This policy includes these endorsements and schedules:

SEE LISTING OF ENDORSEMENTS - EXTENSION OF INFO PAGE

4.
The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All required information is subject to verification and change by audit to be made annually.

DATE OF ISSUE:	08-20-07 DM
OFFICE:	MORRIS PLN/S JERS 120
PRODUCER:	NIA GROUP LLC

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE V INFORMATION PAGE WC 00 00 01 ( A)

POLICY NUMBER: *

CLASSIFICATION SCHEDULE:

CLASSIFICATIONS	CODE NO	PREMIUM BASIS ESTIMATED TOTAL ANNUAL REMUNERATION	RATES PER $100 OF REMUNERATION	ESTIMATED ANNUAL PREMIUM
see extension of information page - schedule(s)

SIC-CODE: 5651

standard
total estimated annual standard premium	$	*
premium discount		*
0900-12 expense constant		*
foreign terrorism / tria		*
domestic terrorism, eq & cat-dtec		*
deductible credit		*
total estimated premium		*
taxes and surcharges		*
deposit amount due		*
ams binder billed #
*

Minimum Premium: *	employers liability minimum: *
other minimums are indicated on the applicable schedule(s)

DATE OF ISSUE:	08-20-07 dm
OFFICE:	morris pln/s jers 120
PRODUCER:	nia group llc

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE V INFORMATION PAGE WC 00 00 01 ( A)

POLICY NUMBER: *
INSURER: travelers property casualty company of america renewal of *

1.		NCCI CO CODE: 13579
INSURED:	PRODUCER:
AEROPOSTALE INC as per schedule(s) 201 WILLOWBROOK BLVD WAYNE NJ 07470	NIA GROUP LLC 66 ROUTE 17 NORTH PARAMUS NJ 07653

Insured is A CORPORATION

Other work places and Identification numbers are shown In the schedule(s) attached.

2.	The policy period is from 08-01 -07 to 08-01 -08 12:01 A.M. at the Insured's mailing address.

3.	A.	WORKERS COMPENSATION INSURANCE: Part One of the policy applies to the WorkersCompensation Law of the state(s) listed here:
 AZ MA OR WI

B.	EMPLOYERS LIABILITY INSURANCE: Part Two of the policy applies to work in each state listed In item 3.A. The limits of our liability under Part Two are:

Bodily Injury by Accident:	$	* Each Accident
Bodily Injury by Disease:	$	* Policy Limit
Bodily Injury by Disease:	$	* Each Employee

C.	OTHER STATES INSURANCE: Part Three of the policy applies to the states, If any, listed here:

coverage excluded - see policy number: *
policy period: 08-01-07 to 08-01-08

D.	This policy includes these endorsements and schedules:

see listing of endorsements - extension of info page

4.
The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All required information Is subject to verification and change by audit to be made annually.

DATE OF ISSUE:	08-20-07 dm
OFFICE:	morris pln/s jers 120
PRODUCER:	nia group LLC

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE V      INFORMATION PAGE WC 00 00 01 ( A)

POLICY NUMBER:  *

CLASSIFICATION SCHEDULE:

CLASSIFICATIONS	CODE NO	PREMIUM BASIS ESTIMATED TOTAL ANNUAL REMUNERATION	RATES PER $100 OF REMUNERATION	ESTIMATED ANNUAL PREMIUM
see extension of information page - schedule(s)

SIC-CODE: 5651

		standard		excess
total estimated annual standard premium	$	*	$	*
premium discount		*
0900-20 expense constant				*
foreign terrorism / tria		*
domestic terrorism, eq & cat-dtec		*
total estimated premium		*		*
taxes and surcharges		*		*
ams binder billed #
*

Minimum Premium: *	employers liability minimum: *

DATE OF ISSUE:	08-20-07 dm
OFFICE:	morris pln/s jers 120
PRODUCER:	NIA GROUP LLC

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

SECUREXCESS DECLARATIONS

SUBJECT TO THE PROVISIONS OF THE UNDERLYING INSURANCE, THIS POLICY MAY ONLY APPLY TO CLAIMS FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. THE LIMITS OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENT AMOUNTS SHALL BE REDUCED AND MAY BE TOTALLY EXHAUSTED BY PAYMENT OF DEFENSE COSTS. PLEASE READ THIS POLICY CAREFULLY.

COMPANY: AXIS Reinsurance Company	POLICY NUMBER: *

Item 1. Policyholder		Item 2. Policy Period:
Aeropostale, Inc.	(Name)	(A) Inception Date: May 15. 2007
201 Willowbrook Boulevard	(Address)	(B) Expiration Date: May 15, 2008
Wayne. NJ 07470
Both dates at 12:01 a.m. at the
address listed in Item 1.
Item 3.	Limits of Liability (inclusive of defense costs):
(A)	Each Claim:	$ *
(B)	Maximum aggregate Limit of Liability for all Claim(s)
	During the Policy Period of all Insurance Products:	$ *

Item 4.	Underlying Insurance and Insurance Products: See Endorsement No. 1

Item 5.	Endorsements Attached at Inception:
*, *, *, New Jersey PLIGA Surcharge Notice, *

Item 6.	Notices to Insurer:
Notice of Claim(s) To Be Sent To:		All Other Notices To Be Sent To:
AXIS Financial Insurance Solutions Claims		AXIS Financial Insurance Solutions
Address:	Connell Corporate Park	Address:	Connell Corporate Park
	300 Connell Drive, Suite 2000		300 Connell Drive, Suite 2000
	P.O. Box 357		P.O. Box 357
	Berkeley Heights, NJ 07922-0357		Berkeley Heights, NJ 07922-0357

Item 7.	Pending and Prior Claim Date: May 15, 2002	Item 8.	Terrorism Coverage Premium: $ Included

The Insurer has caused this Policy to be signed and attested by its authorized officers, but it shall not be valid unless also signed by another duly authorized representative of the Insurer.

/s/ (illegible)	May 15. 2007
Authored Representative	Date

/s/ Kevin G. McJean	/s/ Michael E. Morrill

Secretary	President

* (Ed. 02 03)	Page 1 of 1	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

SECUREXCESS POLICY

In consideration of the payment of the premium, and in reliance on all statements made in the application(s) for this Policy and the Underlying Insurance and all information provided to the Insurer and any or all of the Underlying Insurers, and subject to the provisions of this Policy, the Insurer and the Policyholder, on its own behalf and on behalf of all Insureds, agree as follows.

I.	INSURING AGREEMENT

With respect to each Insurance Product, the Insurer shall provide the Insureds with insurance during the Policy Period excess of all applicable Underlying Insurance. Except as specifically set forth in the provisions of this Policy, the insurance afforded hereunder shall apply in conformance with the provisions of the applicable Primary Policy and, to the extent coverage is further limited or restricted thereby, to any other applicable Underlying Insurance. In no event shall this Policy grant broader coverage than would be provided by the most restrictive policy constituting part of the applicable Underlying Insurance.

The insurance afforded under this Policy shall apply only after all applicable Underlying Insurance with respect to an Insurance Product has been exhausted by actual payment under such Underlying Insurance, and shall only pay excess of any retention or deductible amounts provided in the Primary Policy and other exhausted Underlying Insurance.

II.	DEFINITIONS

A.	Claim(s) means the event(s) which take place during the Policy Period and which trigger(s) coverage under the insuring agreement(s) of the Underlying Insurance.

B.	Insurance Product means each separate type of insurance identified as an "Insurance Product" in Endorsement No. 1 to this Policy.

C.	Insured(s) means any person(s) or entity(ies) that may be entitled to coverage under the Primary Policy at its inception.

D.	Insurer means the company identified as "Insurer" in the Declarations.

E.	Policy Period means the period from the inception date to the expiration date of this Policy stated in Item 2. In the Declarations, or its earlier cancellation or termination date, if any.

F.	Policyholder means the person(s) or entity(ies) identified in Item 1. in the Declarations.

G.	Primary Policy means the specific policy identified as the "Primary Policy" under the applicable Insurance Product listed in Endorsement No. 1 to this Policy.

H.	Sublimit means any Underlying Limits which:
1.	applies only to a particular grant of coverage under such Underlying Insurance; and
2.	reduces and is part of the otherwise applicable limits of liability of such Underlying Insurance set forth in Item 4 of the Declarations.

I.	Underlying Insurance means each insurance policy which constitutes all or part of an Insurance Product, as scheduled in Endorsement No. 1 to this Policy.

J.	Underlying Insurers means any or all of the companies who issued the policies of Underlying Insurance.

K.
Underlying Limits means, with respect to each Insurance Product, an amount equal to the aggregate of all limits of liability for each Insurance Product stated in Endorsement No. 1 to this Policy, plus the uninsured retention or deductible, if any, applicable to the Primary Policy under such Insurance Product.

* (Ed. 02 03)	Page 1 of 4	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

III.	CONDITIONS OF COVERAGE

A.	For purposes of determining when insurance under this Policy shall attach and the limitations under which such insurance shall apply:

1.
All of the Underlying Insurance in effect as of the inception date of the Policy Period shall be maintained in full effect with solvent Insurers throughout the Policy Period except for any reduction or exhaustion of the Underlying Limits as provided in Section IV. below; and

2.	All Insureds shall comply fully with all of the provisions of this Policy.

B.
As a condition precedent to coverage under this Policy, the Insured shall give to the Insurer as soon as practicable, but in no event later than thirty (30) days thereafter, written notice and the full particulars of i) the exhaustion of the aggregate limit of liability of any Underlying Insurance, ii) any Underlying Insurance not being maintained in full effect during the Policy Period, or iii) an Underlying Insurer becoming subject to a receivership, liquidation, dissolution, rehabilitation or similar proceeding or being taken over by any regulatory authority.

C.
If during the Policy Period the provisions of the Primary Policy are changed in any manner, as a condition precedent to coverage under this Policy, the Insured shall give written notice to the Insurer of the full particulars of such change as soon as practicable but in no event later than thirty (30) days following the effective date of such change. No amendment to any Primary Policy or Underlying Insurance during the Policy Period shall be effective in broadening or extending the coverage afforded by this Policy or extending or increasing the limits of liability afforded by this Policy unless the Insurer so agrees in writing. The Insurer may, in its sole discretion, condition its agreement to follow any changes to the Primary Policy or the Underlying Insurance on the Insured paying any additional premium required by the Insurer for such change.

As soon as practicable, but in no event later than thirty (30) days thereafter, the Policyholder must give the Insurer written notice of any additional or return premiums charged or allowed in connection with any Underlying Insurance.

IV.	REDUCTION OR EXHAUSTION OF UNDERLYING LIMITS

A.
If the Underlying Limits are partially reduced solely due to actual payment under the Underlying Insurance, this Policy shall continue to apply as excess insurance over the remaining Underlying Limits.

B.
If the Underlying Limits are wholly exhausted solely due to actual payment under the Underlying Insurance, this Policy shall continue to apply as primary insurance with respect to the applicable Insurance Product(s) and the retention or deductible, if any, applicable under the Primary Policy(ies) shall apply under this Policy.

C.
If any Underlying Limits are subject to a Sublimit then coverage hereunder shall not apply to any Claim which is subject to such Sublimit, provided however, that the Underlying Limit shall be recognized hereunder as depleted to the extent of any payment of such Claim subject to such Sublimit

V.	LIMITS CF LIABILITY

A.
The amount stated in Item 3.a. in the Declarations shall be the maximum limit of the Insurer’s liability for each Claim under the applicable Primary Policy, and shall be the maximum amount payable by the Insurer under this Policy for a single Claim, which amount shall be part of, and not in addition to, the amount stated in item 3.b. in the Declarations.

* (Ed. 02 03)	Page 2 of 4	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

B.
The amount stated in Item 3.b. in the Declarations shall be the maximum aggregate amount payable by the Insurer under this Policy with respect to all Claims during the Policy Period for all Insurance Products.

C.
This Policy does not provide coverage for any Claim not covered by the Underlying Insurance, and shall drop down only to the extent that payment is not made under the Underlying Insurance solely by reason of exhaustion of the Underlying Insurance through payments thereunder, and shall not drop down for any other reason. If any Underlying Insurer fails to make payments under such Underlying Insurance for any reason whatsoever, including without limitation the insolvency of such Underlying Insurer, then the Insureds shall be deemed to have retained any such amounts which are not so paid. If the Underlying Insurance is not so maintained, the Insurer shall not be liable under this Policy to a greater extent than it would have been had such Underlying Insurance been so maintained.

D.	Payment by the Insurer of any amount, including but not limited to defense costs, shall reduce the limits of liability available under this Policy.

VI.	SETTLEMENTS AND DEFENSE

A.
No Insured under this Policy may, without the Insurer’s prior written consent, which consent shall not be unreasonably withheld, admit liability for or settle any matter for which insurance may be sought under this Policy.

B.
The Insurer may, at its sole discretion, elect to participate in the investigation, defense and/or settlement of any Claim under this Policy, regardless of whether the applicable Underlying Insurance has been exhausted.

C.	The Insured, and not the Insurer, has the duty to defend all Claims under this Policy.

VII.	SUBROGATION

A.
In the event of payment under this Policy, the Insurer shall be subrogated to all rights of recovery of each and all Insureds against any person or organization, and the Insureds shall do whatever is necessary to secure those rights to the satisfaction of the Insurer, including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of such Insureds.

B.
Any amount recovered after payment under this Policy and any Underlying Insurance policies shall be apportioned among the Insurer and the Underlying Insurers net of the expense of such recovery in the reverse order of actual payment The expenses attendant to such recovery shall be apportioned among those benefiting from the recovery in proportion to the amount of benefit to each party.

VIII.	AUTHORIZATION

Except as stated in paragraph IX.A. below, the Policyholder shall be the sole agent of all Insureds with respect to all matters, including but not limited to giving and receiving notices and other communications, effecting or accepting any endorsements to or notices of cancellation of this Policy, the payment of premium and the receipt of any return premiums.

IX.	NOTICE

A.
With respect to any Claim, situation that could give rise to a Claim, or other matter as to which insurance may be sought under this Policy, the Policyholder or any Insured must give the Insurer written notice contemporaneously with and in the identical manner required by the applicable Primary Policy.

B.	All notices under this Policy shall be sent to the Insurer at the address set forth in Item 6. in the Declarations.

* (Ed. 02 03)	Page 3 of 4	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

X.	MODIFICATION, CANCELLATION AND NONRENEWAL

A.	No modification of this Policy shall be effective unless made by endorsement signed by an authorized representative of the Insurer.

B.	The Policyholder may cancel this Policy at any time by written notice stating when thereafter such cancellation is to be effective.

C.
The Insurer may cancel this Policy only for nonpayment of premium, and only by delivering or mailing to the Policyholder written notice stating when, not less than ten (10) days thereafter, such cancellation shall become effective. The delivery or mailing of such notice shall be sufficient proof thereof and this Policy and the Policy Period shall terminate at the date and hour specified in the notice.

D.	The Insurer shall refund the unearned premium, computed at the customary short rate, if the Policy is cancelled by the Policyholder.

E.
The Insurer shall have no obligation to renew this Policy upon its expiration. If the Insurer decides not to renew this Policy, the Insurer shall provide written notice to the Policyholder by messenger, express delivery or first class mail at least sixty (60) days prior to the expiration of the Policy.

F.
Notwithstanding anything to the contrary set forth elsewhere in the Policy, in the event that any Underlying Insurance is rescinded by agreement or legal process for fraud or other material misrepresentation by the Policyholder or any of the Insureds, then this Policy shall be deemed to be automatically and immediately rescinded, but only with respect to any Insurance Product containing such rescinded Underlying Insurance.

XI.	EXCLUSIONS

The Insurer shall not be liable for any amount in any Claim taking place during the Policy Period and arising under any Insurance Product, which is based upon, arising out of, directly or indirectly resulting from, in consequence of or in any way involving:

A.
Any demand, suit or other proceeding pending, or order, decree or judgment entered, against any Insured on or prior to the Pending or Prior Claim Date set forth in Item 7 of the Declarations or any wrongful act, fact, circumstance or situation underlying or alleged therein; or

B.
Any ether wrongful act, fact, circumstance or situation whenever occurring, which together with a wrongful act, fact, circumstance or situation described in (a) above are causally or logically interrelated by a common nexus.

* (Ed. 02 03)	Page 4 of 4	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Endorsement No. 1

Effective date of this endorsement: 12:01 a.m. on: May 15, 2007
To be attached to and form part of Policy Number: *
Issued to: Aeropostale, Inc.
By: AXIS Reinsurance Company

SCHEDULE OF UNDERLYING INSURANCE AND INSURANCE PRODUCTS

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

This endorsement modifies insurance provided under the following:

SECUREXCESS POLICY

The Schedule of Underlying Insurance and Insurance Products is as follows:

A.	Insurance Product: Directors and Officers Liability

1.	Primary Policy

	Insurer	Policy Number	Limits	Policy Period
	Executive Risk	*	*	May 15, 2007-
	Indemnity, Inc.			May 15, 2008

2.	Other Underlying Policies

	Insurer	Policy Number	Limits	Policy Period
	Not Applicable	Not Applicable	Not Applicable	Not Applicable

All other provisions remain unchanged.

/s/ (illegible)
Authored Representative

May 15. 2007
Date

* (Ed. 02 03)	Page 1 of 1	Printed in U.S.A.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Exhibit 4-10
Capital Leases

    None.

Exhibit 4-13
Taxes

    None.

Exhibit 4-17
                                                                                                                                        LITIGATION

MATTER	CLAIM AMT	DESCRIPTION	STATUS
Matters in Litigation/ Mediation:

Pictures Patents, LLC V. Aeropostale	Unspecified	Plaintiff purports to own a patent on a technology which permits picture images to be viewed and linked to over the Internet. They are claiming our website uses their technology.	*

Card Activation Technologies v. Aeropostale	Unspecified
Plaintiff purports to own a patent on a technology which allows debit card terminals to talk to a central network and receive authorizations. They are claiming our debit card terminals in our stores use their patented technology.
*

Administrative Hearings:
Various Unrelated Employee Claims (EEOC related Claims)	Unspecified	7 complaints filed by former store employees for various issues.	*

Various Accident Reports/Product Related Claims (Storeline)	Unspecified	6 accidents claimed to have occurred in a store (submitted to insurance)	*

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Exhibit 4-22
Permitted Management Fees and Other Affiliated Transactions

*

The information redacted incudes allocations of assets and liabilities and intra-company transactions structured for tax planning purposes.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

EXHIBIT 4-23

EXCLUDED ASSETS

   1.  Collateral as to which the security interest in favor of the Lender either (a) may not be perfected by the filing of a financing statement under the applicable Uniform Commercial Code or (b) as to which the Lender has elected not to perfect its security interest, for whatever reason.

    2. To the extent not included in Item 1 above, real property leasehold interests.

Exhibit 5-5
Borrowing Base Certificate

(See Attached)

AEROPOSTALE. INC.

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS ARE LESS THAN S75MM

E-E-MAIL TO: Gheisa Cruz at gheisa.m.cruz@bankofamerica.com F FAX TO: (617) 434-4310	Cert. No.

G General Ledger Inventory as of: ___________		$-	(A)

StStated Inventory Advance Rate:		95.0	% (B)

InInventory Availability (A*B)		$-	(C)

MMajor Credit Card Receivables as of: ___________		$-	(D)

MMajor Credit Card Receivable Advance Rate:		85.0	% (E)

MMajor Credit Card Receivable Availability (D*E)		-	(F)

L LESS Availability Reserves:

Gift Certificates (50% of outstanding)	$
Rent (2 months in WA, VA, PA)	$
Other Availability Reserves (TBD based on results of field exam)	$

TOTAL AVAILABILITY RESERVES		$-	(G)

Total Uncapped Borrowing Base (C+F-G)	$

Total Capped Borrowing Base (not to exceed $150MM)		$-	(H)

AVAILABILITY CALCULATION

Beginning Principal Balance	$
ADD: Prior days advance		$-
LESS: Prior day's paydown	$

Ending principal balance	$

ADD: Standby Letters of Credit	$
ADD: Documentary Letters of Credit	$

Total loan balance prior to request		$-	(1)

Net availability prior to today's request (H-I)		$-	(J)

ADVANCE REQUEST		$-	(K)

Net availability after today's request (J-K)		$-	(L)

The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Second Amended and Restated Loan and Security Agreement (the "Agreement") among the Borrower and Bank of America, N.A.; (b) the information set forth above is complete and correct; (c) no "Default" (as defined in the Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Loan Parties' obligation for sales tax on account of sales since the most recent borrowing under the Agreement.

Authorized Signer

AEROPOSTALE, INC.

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS EXCEED $75MM

E-E-MAIL TO: Gheisa Cruz at gheisa.m.cruz@bankofamerica.com F FAX TO: (617) 434-4310			Cert. No.

Stock Ledger Inventory at Cost as of: ___________			$-

LESS Inventory Reserves:

Shrink			$-
RTVs			$-
Damaged Inventory			$-
Other Inventory Reserves (TBD based on results of field exam)			$-

TOTAL INVENTORY RESERVES			$-

Eligible Inventory, as of: ___________			$-	(A)

Effective Inventory Advance Rate:	Appraised NOLV of Eligible Inventory	Inventory Advance Percentage	TBD	(B)
(85% of Appraised NOLV of	TBD based on updated appraisal	TBD
Eligible Inventory)

Inventory Availability (A*B)			#VALUE!	(C)

Major Credit Card Receivables as of: ___________			$-	(D)

Major Credit Card Receivable Advance Rate:			85.0	% (E)

Major Credit Card Receivable Availability (D*E)			-	(F)

LESS Availability Reserves:

Gift Certificates (50% of outstanding)			$-
Rent (2 months in WA, VA, PA)			$-
Other Availability Reserves (TBD based on results of field exam)			$-

TOTAL AVAILABILITY RESERVES			$-	(G)

Total Uncapped Borrowing Base (C+F-G)			#VALUE!

Total Capped Borrowing Base (not to exceed $150MM)			#VALUE!	(H)

AVAILABILITY CALCULATION

Beginning Principal Balance		$-
ADD: Prior days advance		$-
LESS: Prior day's paydown		$-

Ending principal balance		$-

ADD: Standby Letters of Credit		$-
ADD: Documentary Letters of Credit	$

Total loan balance prior to request		$-	(1)

Net availability prior to today's request (H-I)			(J)

ADVANCE REQUEST		$-	(K)

Net availability after today's request (J-K)			(L)

The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Second Amended and Restated Loan and Security Agreement (the "Agreement") among the Borrower and Bank of America, N.A.; (b) the information set forth above is complete and correct; (c) no "Default" (as defined in the Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Loan Parties' obligation for sales tax on account of sales since the most recent borrowing under the Agreement.

Authorized Signer

EXHIBIT 6-3

BONDS & DEPOSITS

    Aeroposale, Inc. has guaranteed Jimmy'Z Surf Co., Inc.'s store operating leases.

Exhibit 7-1
DDAs

(See Attached)

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#		BANK NAME	ACCOUNT#	ADDRESS
10	CC	Mellon Bank	*	195 Franklin Blvd.
		Switched to Aero 267 - June '00		Philadelphia, PA 19154
Tel:1-800-362-5510 option #4
Fax: 215-281-1705 Ealine
11	Aero	Citizens Bank	*	195 Franklin Blvd.
		eff 8/16/02		Philadelphia, PA 19154
Branch- 215-637-9515
Tel: 800-362-5510
12	Aero	Valley National Bank	*	40 Meadowlands Parkway
		Open 10/17/99		Secaucus, NJ 07094
Tel: 800-522-4100
Branch-201-325-9300 fax #201325-9333
14a	Corp	Hudson United bank	*	155 Halsey Street
		macy specialty store		Newark , NJ 07102
Sharon Jones
		Banknorth bougth Hudson United Bank		Ph 973-643-5701 Fax 973-643-2602
14b	corp	Hudson United bank	*	155 Halsey Street
		aeropostale inc		Newark, NJ 07102
		Banknorth bough Hudson United Bank		Sharon Jones
eff 5/22/06
Ph 973-643-5701 Fax 973-643-2602
19	Aero W	Bank of America	*
		11/9/2005		619 S. Mill Ave.
Tempe, AZ 85281
		Kansas		Tel.480-804-9481or 1-888-287-4637
20	Aero	North fork Bank	*	Newport Mall Towers
525 Washington Blvd.
		eff. 5/17/04		Jersey City, NJ 07310
			*	Branch- 201-420-2633

22	Aero	Bank of America	*	KS1-100-03-70
		2/11/2005		100 N. BROADWAY
WICHITA, KS 67202

23	Aero	PNC Bank NJ	*	1500 Prince Rogers Ave,
Bridgewater, NJ 08807
Branch- 908-218-8998 Heather

25	Aero	Bank One, Cleveland N.A.	*	Department 1045
Columbus, OH 43271-1045
Tel: 800-965-4408
Branch- 440 886 4300
27	Aero	Key Bank National Assoc.	*	P. O. Box 94825
Cleveland, OH 44101
Tel: 1-888-539-4249
1-800-821-28929
28	Aero	Wachovia	*	Commercial Customer Service
1525 W/T/ Harris Blvd
Charlotte, NC 28288-1146
Tel: 800-222-3862
29	Aero	Chase Bank	*	PO Box 6001
Mt. Vernon, NY 10538
Branch-845-623-0469

30	Aero	Washington Mutual	*	Staten Island Mall
		effective 5/25/02		2655 Richmond Avenue
Staten Island, NY 10314
Tel: 718-761-4105, Kathy Roma

31	Aero	Lakeland Bank	*	Branch Address:

Rockaway, NJ 07866
Branch - 973- 989- 8627
Tel: 1-800-230-5130

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
32	Aero	Bank One	*	1982 East Ridge Road
		store closed		Irondequoit, NY 14622
Tel: 800-935-9935
Branch- 585-336-9526
34	Aero	M & T Bank	*	1282 longPond Road
Rochester, NY 14626
Main Branch-585-225-9729
Branch- 585-453-9793

35	Aero	Citizens Bank	*	Ross Park Mall Office
		Effective 8/46/02		1000 Ross Park Mall Drive
Pittsburgh, PA 15237
Branch- 412-366-9710
Fax: 412-366-9468
36	Aero	BB & T Bank	*	4507 Shelbyville Rd
		2/4/2007		Louisville, KY 40207
Cindy Bettler ph 502-891-2676
fax 502-891-2666
37	Aero E	Commerce Bank-EAST	*	Commerce Atrium
1701 Route 70 East
Cherry Hill, NJ 08034-5400
Branch- 856-667-6400
Branch Mgr: Nicole Leitz
38	Aero	Wells Fargo Bank	*	P.O. Box 340214
Sacramento, CA 95834-0214
Tel: 800-225-5935

41	Aero	Charter One Bank	*	600 South Governor Highway
Peotone, IL. 60468
		effective 7/12/03		Branch #708-258-2622 Sandy
Fax #708-258-2626
43	Aero	M & T Bank	*	300 Lycoming Mall Cir., # 2024
Pennsdale. PA 17756
Attn: Tania Michael
Ph (570) 546-8303
Fax (570) 546-6852
46	Aero	Wachovia	*	1205 Grape Street, PA2006
Whitehall, PA 18052
		4/15/2003		Nancy Chenoweth
Ph 610-264-5505 Fax 610-264-5269
48	Aero	National City Bank of PA	*	116 Allegheny Center Mall
Pittsburgh, PA 15212-5356
Tel: 800-352-0186
Branch- 412-833-1474
49	Aero	PNC Bank	*	312 West Route 38
Morrestown, NJ 08057

Tel: 800-762-3955 -Branch- 609-272-0748
50	Aero	Salem Five Bank	*	210 Essex Street
Salem, MA 01970
800-322-2265
Branch- 978-740-5300
51	Aero	Bank of America	*	100 N Broadway
		6/29/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
52	Aero	Washington Mutual	*	300 Sunrise Mall Shopping Center
		effective 5/25/02		Sunrise Highway and Carmens Road
Massapequa, NY 11758
Nelida, bank rep.
Branch- 516-797-5131 -fax 516-799-1874

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
54	Aero	Citibank, N.A.	*	PO 5780 Grand Central Sta.
		6/22/2006		New York, NY 10163
Branch- 212-290-7734 Bryan
212-290-7701 Michael Lonecke
212-629-4853 direct phone Leslie Cuzano
56	Aero	Sky Bank	*	10 E Main Str
		8/13/07		Salineville, OH 43945
Jim Mele ph: 412-227-4862
fax: 412-227-4861

57	Aero	Canandaigua National	*	72 South Main Street
		Bank and Trust Company		Canandaigua, NY 14424
Branch- 585-425-4440
1-800-462-1714 for Deposit tickets
58	Aero	Bank of America	*	Route 17 & Route 4
		11/9/2005		Paramus, NJ 07652
Branch- 201-845-5450
fax 201-845-4745
59	Aero	M & T Bank	*	East Henrietta Office
44 Exchange Street
Rochester, NY 14614-2097
Branch- 585-427-2906
60	Aero	Citizens Bank	*	1055 W. Baltimore Pike
		Effective 8/16/02		Lima, PA 19060
Tel: 800-862-6200
Branch- 610-565-1844
62	Aero	Key Bank	*	2000 Walden Ave Suite B-216
		Tax ID # 13-3354541		Cheektowaga, NY 14225

1-888-539-4249
63	Aero	Bank of America	*	100 Federal Street
Boston, MA 02106
		11/9/2005		Tel: 800-353-3824

65	Aero W	Bank of America	*	Del Amo Fashion Center
		11/9/2005		Torrance, CA

66	Aero	HSBC as of 8/14/00	*	Roosevelt Field Mall
Garden City, NY 11530
Tel: 800-737-8254
Branch Manager: Christopher Trakas
Branch- 516-741-2900 Fax 516-741-6260

67	Aero	North Fork Bank	*	143 Alexander Avenue
		As of May 2000		Lake Grove, NY 11755
Jackie Stewart- Branch- 631-724-3400

68	Aero Kids	Valley Naitonal Bank	*	40 Meadowlands Parkway
Secaucus, NJ 07094
Brian Weber
Fax: 201-325-9333

70	Aero	Bank of America	*	100 Federal Street
		11/9/2005		Boston, MA 02106
Tel: 888-267-2627

71	Aero	La Salle Bank Midwest N.A.	*	4300 West Saginaw
Lansing, MI 48917
1-800-225-5662

73	Aero	Wachovia	*	Eastland Financial Center
		Store Closed		5648 Central Avenue
Charlotte, NC 28212
Robert Diprete- Branch- 704-383-5819
Fax: 704-383-5895

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
75	Aero	Wachovia	*	Judy Gonsales
		7/30/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
77	Aero	First Tennessee Bank	*	2221 Hamilton Place Blvd.
Chattanooga, TN 37421
Mariam Smith or Alicia Detweiler-Lorenz
Branch- 423- 756-1011

78	Aero	Pennstar Bank	*	Financial Center
409 Lackawanna Ave. Suite 201
Scranton , PA 18503-2045
Branch- 570-341-8000
79	Aero	Chevy Chase Bank	*	P.O. Box 1296
Laurel, MD 20707 Reaz
Branch- 703-418-2926 *5 or 800-825-9000
corporate #800-987-2265
81	Aero	First Union National Bank	*	Attn: CIC-MC 9288
P.O. Box 740074
Atlanta, GA 30374
Branch- 770-275-3862- 800-222-3862
84	Aero	Wachovia	*	3400 Satellite Boulevard
		new account as of 6/20/00		Duluth, Georgia 30096
Velma Warren,Branch-770-813-4630
1-800-275-3862 -fax 770-813-4639
85	Aero	Huntington Bank	*	P.O. Box 6054
Indianapolis, IN 46206-6054
Branch- 317-841-0346
Fax #317-841-0348
86	Aero	Bank of America	*	P.O. Box 4899
Atlanta, GA 30302-4899
Tel: 800-299-2265
branch- 770-423-5177 Nancy O'Brien
87	Aero	Key Bank	*	Key Bank Branch 563
		open 4/99		1 Crossgates Mall Road
Albany, NY 12203
Branch- 518-869-0890 Mary
Fax: 518-869-0985
88	Aero W	Bank of America	*	P.O. Box 29966
Phoenix, AZ 85038-0966
800-432-1000

89	Aero	HSBC	*	Route 6 at Lee Boulevard
Yorktown Heights, NY 10598
1-800-975-4722

90	Aero	Banknorth N.A.	*	P. O. Box 1899
Bridgeport, CT 06601-1899
1- 800-526-9846
Manuella, Branch-203-365-6571, fax 203-365-6574
91	Aero	Wilmington Trust	*	5107 Concord Pike
		As of 3/29/02		Wilmington, DE 19803
Joyce Worsley

800-523-2378, 302-472-3322
92	Aero	PNC Bank	*	3 Oxford Valley Mall
Langhorne, PA 19047
Branch- 215-750-8600
877-287-2654
93	Aero	Valley National Bank	*	Paramus Park
East 58 Midland Avenue
Paramus, NJ 07652
Branch 201-265 1888 Fax 201-265-1571

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
99	Aero	Washington Mutual Bank	*	5230 Kings Plaza
		3/23/2005		Brooklyn, NY 11234
Maria Prezioso
tel: 718-692-5842
100	Aero	Valley National Bank	*	1345 Willowbrook Mall
Wayne, NJ 07470
Fax #973-890-1168
Marisol Diaz, Branch- 973-785-1300
102	Aero	Wachovia	*	PA6645 Park City Office
437 Park City Center
Lancaster, PA 17601-2711
Attn: Nancy Benson Tel: 717-295-8639
Fax: 717-291-3790
103	Aero	Sky Bank	*	67844 Mall Ring Road
St. Clairsville, OH 43950
Anita, Carol DeBonis
Branch- 740-695-4101
Deluxe #1-800-328-7205 deposit slips
104	Aero W	Bank Of America	*	P.O. Box 27128
		11/9/2005		Concord, CA 94520
800-622-8731 (california business phone # )
clark american 800-234-6147
105	Aero	National City Bank of PA	*	116 Allegheny Center Mall
Pittsburgh, PA 15212-5356
Branch- 412-373-8881
1-800-352-0186
106	Aero	Bank of America	*	Natick mall #4061
		11/9/2005		Natick Mall ( Rte 9 West )
Natick, MA 01780, Amy ops mgr or Martha
Branch 508-653-4044 or 1-800-767-8637
108	Aero	Nations Bank	*	19645 Biscayne Blvd.
Aventura, FL 33180
Tel: 800-628-5677
Tel: 305-899-4100
109	Aero	Key Bank	*	P. O. Box 94825
Cleveland, Oh 44101
1- 800-891-8918
Branch- 330-489-5544
110	Aero	Chevy Chase Bank	*	21100 Dulles Town Center
Dulles, VA 20166
Linda Howard, Branch- 301-987-2265
Fax: 703-406-7343 - 800-987-2265
111	Aero	La Salle Bank Midwest N.A.	*
Questions about acct #1-888-352-7206 option #5
1-800-295-0068

112	Aero	Bank of America	*	100 Federal Street
		11/9/2005		Boston, MA 02106
1-800-353-3824

113	Aero	La Salle Bank	*	G 4584 Miller Road
Flint, MI 48507
Debra Luskey/Salena
Ph 810-733-3131 Fax 810-733-0810

114	Aero	Sky Bank	*	P. O. Box 6054
		effect 11/7/06		Indianapolis, IN 46206-6054
		was Union Federal Bank		Carla Branch- 317-888-3100 Fax #317-888-2674
1-800-284-4090
115	Aero	Key Bank	*	3685 Eiry Blvd East
		8/23/2007		Dewitt, NY 13214
Kathy Malye 315-446-1383
fax: 315-446-9021

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
116	Aero	Key Bank	*	University Park
525 W. Cleveland
Mishawaka, IN 46545
Branch -219-237-5374
Cash management: Tel: 219-296-2432
Fax: 219-237-5509
117	Aero	Wachovia	*	18 Gariatt Road
Attn: Account Inquiries
Upper Darby, PA 19082
1-800-222-3862 -Branch-914-963-8705
118	Aero	Citibank, N.A.	*	123 East 86th Street
		store closed		New York, NY 10028
1-800-627-3999, Branch 212-348-4866

120	Aero	Chevy Chase Bank	*	1130 Smallwood Drive
Waldorf, MD 20603
		11/22/2003		Theresa Roach
Ph 301-932-7870 Fax 301-932-5103

121	Aero	Wells Fargo Bank	*	Alma School - Fiesta Mall Office
P.O. Box 6995
Portland, OR 97228-6995
1-800-225-5935
123	Aero	Bank One	*	Great Lakes Mall Branch 0142
		it's now		7850 Mentor Avenue
		Chase		Mentor, OH 44060
		3/21/2006		Attn. Venessa, Branch-440-352-5531
124	Aero	First Tennessee	*	Knoxville Branch
3031-a/13 Mall Road North
Knoxville, TN 37924
Sandra Irick, 865-971-2100

127	Aero	Wachovia	*	P.O. box 2870
Jacksonville, FL 32231
Branch-239-277-5980
1-800-669-6996
128	Aero	First Union	*	18 Gariatt Road
		CLOSED		Upper Darby, PA 19082
Branch- 610-265-1300
129	Aero	PNC Bank	*	2431 Main St.
Lawrenceville, NJ 08648
Branch 609-896-2097 or 2081
1-877-287-2654 Money Rm 1-800-399-2260
1800-762-2265
130	Aero	Bank of America	*	Summit Bank
		11/9/2005		30 Columbia Turnpike
Florham Park, N.J. 07932
ph 973-377-2580 Mickael
131	Aero	Wachovia	*	Branch Address:
1214 Hooper Avenue
Toms River, NJ 08753
1-800-566-3862, Branch-732-244-2000
132	Aero	HSBC as of 8/14/00	*	Walt Whitman Mall
Huntington Station, NY 11746-4147
Branch #631-423-7201
Fax #631-423-9847
133	Aero	US Bank	*
		Dec 05 rolled to TRECS		513-632-4141
1-800-627-7827
branch #513-870-0833

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
134	Aero	PNC Bank	*	P. O. Box 17700
New Brunswick, NJ 08906-7700
Tel: 877-287-2654
135	Aero	Univest Savings & Trust Co.	*	Montgomeryville Office
706 North Wales Road
Montgomeryville, PA 18936
Linda Yoder or Donna
Branch-215-362-5130
136	Aero	Chase Bank	*	235 Main Street
White Plains, NY 10601
Branch-914-682-0240 Fax: 914-682-9526
Felicia Etiene
137	Aero	Bank of America	*	One Bethleham Plaza
		11/9/2005		Bethlehem, PA 18018-5781
Branch-'215-659-6101 Debbie
1-800-282-2265
138	Aero W	Bank of America	*	P.O. Box 27128
		11/9/2004		Concord, CA 94520
1-800-432-1000
Maria Rector EXT 7500
139	Aero	HSBC Bank USA	*	Branch: 541 Route 211 East
		Formerly		Middletown, NY 10940
		Marine Midland Bank		Tel: 914-692-4436 Michele Atkinson
		same acct#		800-975-4722

140	Aero	Key Bank	*	9646 Carousel Center
Syracuse, NY 13290
1-800-539-2968
141	Aero W	Bank of America	*	P.O. Box 27128
		Aero West		Concord, CA 94520
Branch #925-692-6351
Corporate #800-622-8731 order deposit slips
142	Aero	First American Bank	*

new bank and new account
Branch-847-816-9100
Fax #847-816-2193
143	Aero	First American Bank	*	80 Stanford Drive
Bloomingdale, IL 60108
Paul Gendusa
Ph 630-295-6889 x 100

144	Aero	PNC Bank	*	1001 Cooper Street & Delsea Drive
		New account as of June 23, 2000		Deptford, NJ 08096
Debbie Johnson
Branch-856-384-3306, fax 856-384-3304
145	Aero	Wachovia	*	18 Gariatt Road
Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862
1-800-473-3862 Fax 800-214-6988
146	Aero	Chase	*	Mail Suite 0314
Chicago, IL 60670-0314
847-240-6450
800-404-4111customer service
147	Aero	Bank One	*
Fox valley - Aurora Branch
Lynn Pfieffer - Asst. Branch Manager
Branch-630-851-3416

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
148	Aero	Wachovia	*	18 Gariatt Road
Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, Branch-203-944-4043
149		Northwest Savings Bank	*

150	Aero	Bank of America	*	P.O. Box 6858
		11/9/2005		Freehold, NJ 07728
Tel: 1-800-727-8637

151	Aero	Bank of America	*	100 Federal Street
		11/9/2005		Boston, MA 02106
Tel: 1-800-727-8637

152	Aero	PNC Bank	*	Client Services - Tel: 877-824-5001
222 Delaware Ave.
Wilmington, DE 19899
Dawn Davis, Eden Square Branch-302-292-0864
153	Aero	Bank of America	*	P.O. Box 27025
Richmond, VA 23261-7025
Tel: 800-432-1000

154	Aero	Bank of America	*	100 N Broadway
		2/26/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
157	Aero	JPMorgan Chase Bank	*	One Indiana Square MI400
Indianapolis, IN 46206
Branch-219-738-4254
1-800-433-8248
158	Aero	M & T Bank	*	P.O. Box 767 (Boulevard Mall)
Buffalo, NY 14240
Branch-716-832-4051
Fax: 716-834-1476
159	Aero	Bank One	*	2687 Fairfield Commons
Beavercreek, OH 45431
		effective 7/31/03		Angie Owens or Hope Day
Ph 937-443-6205 Fax 937-443-6255

160	Aero	Bank of America	*	Regional Center, VA2-125-04-01
PO Box 27025
Richmond, VA 23261-7025
Tel: 800-232-5252
162	Aero	Suntrust Bank	*	Lake Mary Office - 0039
P.O. Box 628096
Orlando, FL 32897
Branch-407-850-6591, 1-800-786-8787
164	Aero	BB&T	*	11400 Midlothian Turnpike
		as of 10/14/03		Richmond, VA 23235
Branch-804-697-5341, Fax-804-897-7629
Barbara Byrd, mgr
166	AERO	North Fork Bank	*	89-01 Queens Blvd
Elmhurst, NY 11373
Branch-718-672-7500, 1-800-510-6994
		changed on 3/10/00		Margaret Spano, Manager
167		HSBC Bank	*	3935 Route 31
Liverpool, NY 13090
Estella Taylor-Greene
Ph 315-622-0509 Fax 315-622-0474

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
169	Aero	Partners Trust Bank	*	4630 Commercial Drive
		Open 4/99		P O Box 718
New Hartford, NY 13413-0718
Branch: 315-736-0513 Fax: 315-736-1041
Francine Butler

171	Aero	Dollar Bank	*	988 E. Pittsburgh Street
Greensburg, PA 15601
		8/11/2003		Cathy Daversa
Ph 724-836-7455 Fax 724-836-8829

*
172	Aero	Wilmington Trust		Rodney Square North
1100 North Market St.
Wilmington, DE 19890
Branch- 302-735-2010 -1800-523-2378
173	Aero
CLOSED
800-374-4646 Business number

174	Aero	Chase Bank	*	P. O. Box 6001
Mt. Vernon, NY 10538
Branch- 516-823-3601
Fax: 516-872-4240 Louise Borelli
175	Aero	Lafayette Bank and Trust	*	133 North 4th Street
		open 6/23/99		Lafayette, IN 47902-1130
Tracey Linder
Branch- 765-423-3821

176	Aero	Bank of New Hampshire	*	Newington Office
P. O. Box 4548
Postsmouth, NH 03802-4548
Branch- 603-433-2808, 603-430-3812
177		Tompkins Trust Company	*	40 Catherwood Drive ( Pyramid Mall )
		eff 9/02		Ithaca, NY 14850
Michelle Bennett
Ph 607-257-7900 Fax 607-266-0477
178	Aero	Citizens Bank	*	1300 Ulster Ave, Suite 110
		6/15/2007		Kingston, NY 12401
PH: 845-336-7920
Fax: 845-336-7922
Duane Wolff

183	AeroW	Bank of America	*	P. O. Box 29966
Phoenix, AZ 85038-0966
		change to aero west August		1-800-944-0404
1-800-234-6147 Clark American
184	Aero	Washington Mutual	*	2372 Palisades Center Drive
		effective 5/25/02		West Nyack, NY 10994
1-800-788-7000

185	Aero	North Fork Bank	*	1701 SUNRISE HWY
		3/1/2005		BAY SHORE, NY 11706
		Greenpoint Division		PH. 631-665-3500
FAX. 631-665-8834
186	Aero	M&T Bank	*	New Town Office
9780 Groff Mill Drive
		Formerly Allfirst		Owings Mills, MD 21117
		effective 7/03		Branch Manager: Judith E. Volley
		same acct #		Tel: 410-654-8406 Fax: 410-654-8409
Customer Service -800-724-6070

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
188	Aero	Pinnacle Bank	*	123 Cason Lane
Murfreesboro, TN 37129
Rebecca Bratcher
615-893-1234

189	Aero	LaSalle Bank	*	4300 W. Saginaw Hwy. (43-44)
		Standard Federal was bought by		Lansing, MI 48917
LaSalle Bank
800-295-0068

190	Aero	Key Bank	*	2950 Miamisburg - Centerville Road
		Open 4/99		Dayton, OH 45459
Felicia Paterson Branch 937-439-0603

191	Aero	Wachovia	*	18 Gariatt Road
		closing on 2/5/07		Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, PRESS 706 at recording
192	Aero	New Alliance Bank	*	481 Buckland Rd.,South Windsor, CT 06074
		6/11/2007		Golam Ahmed, ph: 860-644-1501
fax: 860-644-7147

193	Aero	Wachovia	*	1970 West New Haven Ave.
Exton, PA 19341
effective 9/16/2004

194	Aero	Citizens Bank	*	Mall of New Hampshire
1500 South Willow Street
Manchester, NH 03103
Steven Scheiner
Tel: 603-634-5550 Fax: 603-634-5551
Carol # 603-770-5975 order deposit slips
195	Aero	Bank of America	*	Mail Stop CT OP 0009
		11/9/2005		260 US Route 1
New London, CT 06320
Stella Bergeson 860-447-6181

196	Aero	Chevy Chase Bank	*	Springfield Mall Branch
		6/30/1999		6609 Springfield Mall
Springfield, VA 22150
Bob Koehler 703-924-1251
Tel: 800-987-2265
197	Aero	Wachovia	*	185 Annapolis Mall
		Open 7/16/99		Annapolis, MD 21401
Jennifer Stumpf
Tel: 800-704-0883
198	Aero	Bank One	*	15100 LaGrange Road
Orlando Park, IL 60462
		8/3/2004		Jane Zabelka
Ph 708-873-7701 Fax 708-873-7748
Corporate #888-434-3030
200	Aero	Bank North	*	P.O. Box 6159
		11/22/2005		Peabody, Massachusetts 01961-6159
		formerly		978-531-7400
Warren Bank
201	Aero	National City Bank	*	7401 Market Street
		open 7/99		Boardman, OHIO 44512
Fax: 330-726-3362 Karen Pancake
Ph 330-742-4083

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
202	Aero	Comerica	*	260 Brown Rd.
		12/7/2005		Auburn Hills, MI 48326
Ph. 248-371-5288
Branch 248-393-6676
203	Aero	B B & T Bank	*	2152 Northwoods Blvd.
		open 7/15/99		Charleston, SC 29406
Colleen Hufford
Tel: 843-937-6740 Fax: 843-569-2121
204	Aero	Highland Banks	*	Mall of America
322 West Market
Bloomington, MN 55425
Barbara Kallin
Ph 952-853-0216 Fax 952-853-9958
205	Aero	National City Bank	*	Southland Office
		open 6/99		451 Clairton Blvd.
Pittsburgh, PA 15235
Joanne Biles
1-800-352-0186- branch 412-653-6220
206	Aero	Wachovia Bank	*	Medical Park Office
		10-Aug		2000 South Hawthorne Road
Winston-Salem, NC 27103
		BAI in effect		Attn.: Roxanne Nifong-Lackey
		2/1/2005		Ph 336-765-0414- fax 336-768-9775

207	Aero	LaSalle Bank Midwest	*	4725 Wilson Avenue
Grandville, MI 49418
Mike Willett
Ph 616-249-8215 Fax 616-249-8279

208	Aero	Citizens Bank	*	189 Canal Street
		10-Aug		Providence, RI 02903
Tel: 401-282-2523 800-862-6200
Michael Gervasini Fax: 401-455-5508

209	Aero	Bank of America	*	670 George Washington Highway
		9-Nov		Route 116N
Lincoln, RI 02865
400 East Main Street (Branch)
Meriden, CT
Shaun Callahan 203-634-7130
Kimberly J. Schwartz - branch manager

213	Aero	Key Bank	*	691 Richmond Road
Richmond Heights, OH 44143
		CLOSED		Linda Myers 440-449-5301

214	Aero	Key Bank	*	17333 Southpark Center
Strongsville, OH 44136
		effective 3/5/04		Donna Steinc
Ph 440-238-2300 Fax 440-238-2314
215	Aero	National City Bank	*	445 W. Colliseum Blvd.
		Effective 06/06/05		Fort Wayne, IN 46805
Tel. 260-373-0512
Reneta Rhurairatnam
216	Aero	Bank Champaign	*	South Neil at Devonshire Drive
Champaign, IL 61824-1490
Tracy A. Lutz 217-351-2876

218	Aero	Chase Bank	*	3265 W. Market Street
Summit Mall # 170
Akron, OHIO 44333
Amy Lorentz Tel: 330-972-1930

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
219	Aero	Bank One	*	Ohio/West Virginia Markets
		switch from National City in sep		PO Box 260180
Baton Rouge, LA 70826-0180
Ph 330-972-9250

220	Aero	Old National Bank	*	2718 E. Third Street
Bloomington, IN 47401
Ralph Huestis
Branch #812-330-2680
Fax #812-331-4022
221	Aero	Old National Bank	*	1001 McGalliard Road
Muncie, IN 47303
Leah Beeson
Ph 765-747-7623 Fax 765-747-7645

222	Aero	Bank North	*	1000 MacArthur Blvd.
Mahwah, NJ 07430
Cust. Service 1800-482-5465
1-800-328-7205- Deluxe
223	Aero	Wachovia Bank	*	702 Haywood Road
		12/11/2003		Greenville, SC 29607
BAI
		2/1/2005		Ph 864-239-1913 Fax 864-676-9366
224	Aero	Bank of America	*
11/9/2005

BRANCH:908-351-2270
225	Aero	Regions	*	5005 Washington Pike
Knoxville, TN 37917
Beth Hackleroad
Ph 865-521-5157 Fax 865-521-5121

226	Aero	Comerica Bank	*	Meridian Mall
		12/12 rolled to bai reporting		1982 East Grand River Ave.
Okemis, MI 48864
Ken Pyciak Tel: 517-349-0091
fax 517-349-6340
227	Aero	Sky Bank	*	10 E Main Str
Salineville, OH 43945
		effect day 7/13		Jeff Apardian
419 254-7052 ext 3216
419 473-2249 fax
Jim 412-227-4862
228	Aero	PNC Bank	*	2720 Potomac Mills Circle
		5/13/2005		Woodbridge, VA 22192
Ph 877-287-2654
PNC acquired Riggs bank
229	Aero	Bank of America	*	Coventry Mall
		11/9/2005		Route 724 and 100
Pottstown, PA 19465
Linda M Robinson Tel: 610-327-1110
Fax: 610-970-2197 BRANCH:610-327-1110
230	Aero	First Tennessee	*	7082 Bakersbridge Road
Franklin, Tennessee, 37064
Agnes Nichols 615-790-5130

231	Aero	Lasalle Bank	*	25230 Michigan Avenue
Dearborn, MI 48124
Nicoline Parker
Ph# 313-274-9078

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
232	Aero	Herkimer County Trust	*	4630 Commercial Drive
		same account as store 169		P O Box 718
New Hartford, NY 13413-0718
Branch: 315-736-0513 Fax: 315-736-1041
		CLOSED		Francine Butler

233	Aero	Exchange Bank of Alabama	*	3003 Rainbow Drive
Gadsen, AL 35901
Joyce Frohock
PH 256-442-3003

234	Aero	Wachovia	*	Colonial Park Financial Center
53 Colonial Park Mall
Harrisburg, PA 17109
Dwight Smith
717-540-4461
717-652-8718 fax
235	Aero	Regions	*	5236 Hickory Hollow Parkway
Antioch, TN 37013
Sheri Parsons or Lisa Griffith
phone 615-736-6130
236	Aero	Bank of America	*	Pheasant Lane Mall
		11/9/2005		310 DW Highway
Nashua, NH 03060
Joanne Mahoney
Tel: 603-888-9952

237	Aero	Huntington National Bank	*	613 Beaver Valley Mall
Monaca, PA 15061 1-877-619-0011 Michlle
724-728-8770 724-728-7339
Ginger McKeown
238	Aero	First Financial Bank	*	Honey Creek Mall
US 41 South
Terre Haute, IN 47802
Brenda Thomson, 812-238-6437
239	Aero	Regions	*	900 Rivergate Parkway
Goodlettsville, TN 37072
Karen Wallace
phone 615-748-2706 Fax 615-748-2704

240	Aero	B B & T	*	848 S.E. Maynard Road
Cary, NC 27511
Florence Snell
phone 919-319-4850 Fax 919-319-4859

241	Aero	Huntington National Bank	*	17 South High Street
Attn. MA10
Columbus, OH 43215
Stephanie Schleppi
mall booth 614-480-0161, beth-4004, sharron 4442

242	Aero	United National Bank	*	234 Grand Central Mall
Vienna, WV 26105
Michael Sweet or Sheila
phone 304-485-3811
304-424-4612 Downtown Branch
243	Aero	Bank of America	*	2105 N. Roane St.
Johnson City, TN 37604
		12/3/2007		Fax# 617-310-3332
Rep. Frank Tarara

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
244	Aero	Bremier Bank	*	2965 White Bear Ave.
Maplewood, MN 55109
Branch #651-734-4777

245	Aero W	Commerce Bank-WEST	*	1699 Clarkson Road
Chesterfield, MO 63017
314-726-2255, ph; 314-746-5015 fax
Brady Lewis; Gina
246	Aero	Bank One	*	Mail Code OH2-5210
1805 Brittian Road
Akron, OH 44310
ph 330-972-1915; fax 330-972-1390
Chastity Booth, Mary Anne Nutter
247	Aero	Chemical Bank	*
333 E. Main Street
Midland, MI 48640-0231
Keith A Wenzel
Ph 989-790-1202
Fax #989-790-9080

248	Aero	Trustco Bank	*	3065 Route 50
Saratoga Springs, NY 12866
Chris Jordan
Ph 518-583-1716

249	Aero	SunTrust Bank	*

250	Aero	Wells Fargo	*	100 West Burnsville Parkway
Burnsville, MN 55337
Annette Schilling 612-316-3794, fax 3797
Mall branch 90 W. County Highway 42
Burnsville, MN 55337
800-225-5935 order slips 800-289-3557
251	Aero	Fifth Third Bank	*	1250 North Green River Road
		12/12/05 rolled to bai reporting		Evansville, IN 47715
Cindy Lucke
Ph 812-474-2745 Fax 812-474-2746

252	Aero	Bank of America	*	414 Union Street
		11/9/2005		Nashville, TN 37239-1697
Jacqueline J. Wilson
Tel: 615-749-3863 Fax: 615-749-3378
253	Aero	Montgomery First National Bank	*	180 Crestwood Plaza
		effective 3/24/03		St. Louis, MO 63126
Flery Langholz
Ph 314-918-7676 Fax 314-213-4501
254	Aero	Bank of America	*	100 Mid Rivers Mall Drive
		11/9/2005		St. Peters, MO 63376
Jane Ramey
636-278-4469 Fax 636-397-6524

255	Aero	Harris Bank St. Charles	*	1 East Main Street
St. Charles, IL 60174-1981
Charlotte. E. Johnson-Dunlop
Ph 630-377-6894 Fax 630-377-7157

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
256	Aero	Rockland Trust Company	*	363 Court Street
Plymouth, MA 02360
508-830-3225, phone Sandra Brophy, Barbara
money room 781-982-6450
257	Aero	National City Bank of Indiana	*	One National City Center, Suite 100
Indianapolis, IN 46255
317-267-7902 ph; 317-267-7905 fax
Amy Fukumoto, Vicki
258	Aero	Chevy Chase Bank	*	7935 Tysons Corner Center
Mclean, VA 22102
Missa Khatib
Ph 703-883-3915 Fax 703-883-3918
259	Aero	Bank of America	*	Waterloo Banking Center
		11/9/2005		Hanover, MD 21076
Pam Wiley
Ph 410-799-1744, fax 410-799-1263
Elisabeth Abernathy, nat'l rep 615-749-3163
260	Aero	Elmira Savings Bank	*	333 East Water Street
Elmira, NY 14901
607-739-0341 ph; 607-739-0457 fax
Wandy Mocece
261	Aero	BB&T	*	9259 Mall Road
Morgantown, WV 26505
Kellie Shaffer
Ph 304-983-9018
262	Aero	Wachovia	*	6300 Arbor Place Boulevard
Douglasville, GA 30135
770-920-3700 #4, phone
Sherrie Wylie, manager

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
263	Aero	Capital City Bank	*	Governor's Square Mall Office
P.O. Box 900
Tallahassee, FL 32302-0900
ph 850-671-0306; fax 850-878-9120
Courtney Peacock
264	Aero	Bank of America	*	GA8-309-01-01
		11/9/05		3855 Bloomfield Road
Macon, GA 31206-3613
ph 912-474-1415; fax 912-474-1418
Brenda Mitchell
265	Aero	North Shore Bank of	*	1600 Miller Trunk Highway
		Commerce		Duluth, Minnesota 55811
Lori . A. Seafolk
Ph 218-722-2322 Fax 218-722-9849
*
266	Aero	Bank of America		6200 Aurora Avenue, Suite 101E
		11/9/2005		Urbandale, IA 50322-2896
Linda Pollock
Ph 515-235-2906, 800-362-1615 ext 2906
Fax 515-235-2992
267	Aero	Mellon Bank	*	195 Franklin Blvd.
		Switched to Aero 267 - June '00		Philadelphia, PA 19154
		CLOSED		Tel:1-800-362-5510 option #4
Fax: 215-281-1705 Ealine
268	Aero	AmSouth Bank	*	4485 Poplar Avenue
Memphis, TN 38117
901-762-5955, 901-685-7911
Clare Pannell
269	Aero	Bank of America	*	100 N Broadway
		3/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

270	Aero	REGIONS BANK/Planters Bank	*	20 Northwest Plaza
	Close			St. Ann, MO 63074-2202
	5/5/2007			Inga Sykes
		Regions acquired Planters bank		Ph 314-291-0660 Fax 314-291-5624

271	Aero	Liberty Federal Savings	*	698 Belair Road, Suite h-6
		and Loan Association		Bel Air, MD 21014
Amy Chmielewski
Ph 410-879-3568 Fax 410-879-7016
272	Aero	Regions Bank	*	331 University Boulevard
Tuscaloosa, AL 35401
		AmSouth Bank		Tel: 800-267-6884
		merged with Region Bank		Patsy Montague Tel 391-5770
273	Aero	BB&T	*	Box 2015 Meadowbrook Mall
Bridgeport, WV 26330
ph 304-842-7313, fax 304-842-5280 Will
Charlotte Sidow, Barb Brewer
274	Aero	National City Bank	*	3902 Milan Road
Sandusky, OH 44870
Judy Edinger
Ph 419-621-2980 Fax 419-621-2986
275		National City Bank	*	Keith Stone
		9/14/2006		1332 E.Empire Str
Bloomington, IL 61701
ph 309-823-3281
fax 309-823-3279

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
276	Aero	Riggs National Bank	*	1201 Wisconsin Ave NW
Washington, DC 20007
Tel: 202-835-5591
Mrs. Lyles

277	Aero	Bank of America	*	495 Union Street
		11/9/2005		Waterbury, CT 06702
Debra Neri
Ph 203-757-8404 Fax 203-757-8442

278	Aero	Bank of America	*	White Marsh Mall Branch
		9/25/2006		Baltimore, MD 21236
Casey Carrow
Ph 410-986-1970 Fax 410-986-1975

279	Aero	Bank of America	*

CLOSED JAN. 05

first deposit 12/5/00
280	Aero	First Citizen's Bank	*
18 Lake Concord Road
P.O.Box 3366
Concord, NC 28025
Mitchie Sanders
Ph 704-262-7086 Fax 704-782-0813

281	Aero	Dubuque Bank and Trust	*	1398 Central Avenue
		Company		Dubuque, IA 52001-5051
Jeffrey Timmerman
Ph 319-556-1994, 319-589-2150

282	Aero	Wachovia	*	3430 Wrightboro Raod
Augusta, GA 30909
Lori Evans
Ph 706-667-2256 Fax 706-868-4640

283	Aero	Wachovia	*	Independence Center
3750 Oleander Drive, NC3241
Wilmington, NC 28403
Wally Simpson
PH 910-793-3710 Fax 910-793-3707
284	Aero	First Palmetto Savings Bank	*	10207 North Kings Highway
Myrtle Beach, SC 29572-4038
Monica Boone
Ph 843-272-0274 Fax 843-361-9858
285	Aero	Centura Bank	*	611 E. Arlington Blvd.
Greenvile, NC 27858
Kathy Harrington
Ph 252-551-7804 Fax 252-551-7805
286	Aero	Key Bank	*	688 N-Lex Springmill Road
Mansfield, OH 44906
Sue Schell
Ph 419-529-5214 Fax 419-529-9934
287	Aero	Sovereign Bank	*	791 Purchase Street
New Bedford, MA 02740-6300
		as of 10/18/04		Tricia Farrington
Ph 508-994-6155
288	Aero	Fifth Third Bank	*	Eastland Banking Center
		12/12/05 rolled to bai reporting		2810 S. Hamilton Road
Columbus, OH 43232
Judy Holzbacher
Ph 614-864-1870 Fax 614-864-1732

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
289	AERO	Comerica Bank	*	3215 28th Street
		12/12/05 rolled to bai reporting		Grand Rapids, MI 49512
Sherrie
Ph 616-957-0551 Fax 616-957-3419

290	Aero	First Citizens Bank	*	1862 Highway 70 South East
Hickory, NC 28602
Fred Brown
Ph 828-326-1170

291	Aero	Wachovia Bank	*	consolidated accounts
		wachovia acquired Southtrust		any questions call Judy Goncalves
		11/08/05		at 800-590-7868

292	Aero	First Westroads Bank	*	10855 West Dodge Road
Omaha, NE 68154
Kathy Hess
Ph 402-391-7204 Fax 402-391-2793

293	Aero	Chase Bank	*	7 West Main Str, Riverhead, NY
		10/15/2007		Teresa 312-954-3713

294	Aero	Citizens Bank	*	1250 Baltimore Pike
		Effective 8/16/02		Springfield, PA 19064
Lisa Carey-Kerr
Ph 610-328-2184 Fax 610-328-3363

295	Aero	Key Bank	*	2050 Western Avenue
Guilderland, NY 12084
		CLOSED		Rosemary Rizzo
Ph 518-456-8301 Fax 518-456-8562

296	Aero kids	Key Bank	*	Walden Galleria Mall Branch
Cheektowaga, NY 14225
		CLOSED		Leslie Anticoli
ph 716-683-0480

297	Aero	Comerica Bank	*	35795 Gratiot Avenue
		12/12/05 rolled to bai reporting		Clinton Township, MI 48035
Gwen Rashid, Sharon
Ph 586-791-0801
fax 586-791-7112
298	Aero	Key Bank	*	9646 Carousel Center
Syracuse, NY 13290
		CLOSED		Linda M Reynolds
Ph 315-466-1603 Fax 315-466-1618

299	Aero	Chase Bank	*	6851 Bluebonnett Blvd.
Baton Rouge, LA 70810
Kathy/ Julie Terrell
Ph 225-763-9515 Fax 225-769-3416

300	Aero	Wells Fargo Bank	*	206 E Hickory
Mankato, MN 56002-0168
Tim Ernste
Ph 507-387-9203
Fax 507-387-9201
301	Aero	Wachovia	*	Wachovia consolidated accts
		11/1/2005		any questions call Judy Goncalves at Wachovia
800-590-7868

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
302	Aero	Community Bank and Trust	*	1851 North Elm Street
Commerce, GA 30529
Melissa Morris
Ph 706-336-3202

303	Aero	TCF National Bank	*	1801 Plymouth Road
Minnetonka, MN 55305-1963
John D Gahley
877-784-8239
612-333-2722
304	Aero	Bangor Savings Bank	*	687 Hogan Rd ,Bangor , ME 04401
		9/12/2007		Ph: 207-942-4818
Fax: 207-942-4819
Cindy Stevens

305	Aero	HSBC Bank	*	107 Oakdale Mall
Johnson City, NY 13790
Maryanne
Ph 607-798-8896
Fax 607-798-0354
306	Aero	US Bank	*	1350 Euclid Ave,
		8/22/2007		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
307	Aero	Huntington National Bank	*	2055 Polaris Parkway
Columbus, OH 43240
Branch #614-480-0700
Fax #614-480-0706
Bank Officer Usha

308	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
1-800-872-2657
		Formerly		Branch #314-487-6759
		Firstar Bank		Fax #314-416-2570
309	Aero	Firstmerit Bank, N.A.	*	West River Office
1530 West River North
Elyria, OH 44035
Raymona Davis
330-996-6000
310	Aero	First Citizens Bank	*	1959 Valley View Blvd
Roanake, VA 24012
M. Beth Ruffing
PH 540-985-3270 Fax 540-985-3204

311	Aero	Commerce Bank and Trust	*	3035 South Topeka
Topeka, Kansas 66611
Michael J. Province
Ph 785-228-7665 Fax 785-228-7684

312	Aero	Key Bank	*	1080 McKinley Mall
Blasdell, NY 14219
Darlene
Ph 716-827-4488
Fax 716-824-1419
313	Aero	Bank North, N.A.	*	250 Maine Mall
So. Portland, ME 04106
Gwen Mercier
		formely known as:		Ph 207-774-7675
		Peoples Heritage Bank		Fax 207-828-2991

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
314	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
		Firstar Bank		Kym Owens
Ph 815-332-5834 Fax 815-332-4603
315	Aero	Associated Bank	*	6550 N. Illinois Street
Fairview Heights, IL 62208-2028
Joann Blank
Ph 618-622-4244 Fax 618-632-6663
316	Aero	Wachovia	*
5/21/2006

317	Aero	United National Bank	*	1079 Charleston Town Center Mall
Charleston, WV 25389
Karen Buckley
Ph 304-345-8550
Fax304-345-7621
318	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
FirstStar Bank

319	Aero	Town & Country Bank	*	2501 W. Wabash Ave.
Springfield, IL 62704
Attn: Shannon G. Estes
Ph (217) 787-3100
Fax (217) 698-0303
330		US Bank	*	6320 W. Markham
		Dec 05 rolled to TRECS		Little Rock, AR 72205
Annabelle Cabrera
Ph 501-661-0536 Fax 501-661-1328

331	Aero	Bank of America	*	Hanover Office
		11/9/2005		1774 Washington Street
Hanover, MA 02339
Michelle C. Cardella
Ph 781-826-6660
332		LaSalle Bank	*	6551 West 95th Street
Chicago Ridge, IL 60415
Betty Araya
Ph 708-424-0400 Fax 708-424-9440
Clark American 1-800-355-8123
333	Aero	Sky Bank	*	4000 Pendleton Way
		effect 11/04/06		Indianapolis, IN 46226
		was Union Federal Bank		Chris Shaw
Ph 317-269-4648, 800-284-4090
Fax #317-639-7260
334	Aero	Citizens National Bank	*	One Heritage Center
		6/24/2006		855 Central Avenue
Ashland, KY 41105-2247
Pamela L. Fultz
Ph 606-920-7305 Fax 606-920-7350
335		National City Bank	*	1637 North Memorial Drive
Lancaster, OH 43130
Fonda
Ph 740-687-1888 Fax 740-681-4083

336		First Commonwealth	*	Logan Valley Mall
Route 220 and Plank Road @ Goods Lane
Altoona, PA 16602
Karen Holencik
Ph 814-944-4644 Fax 814-946-4723

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
337	Aero	Sovereign Bank	*
waypoint merged w/ sovereign
2/14/2005
1-877-768-1145

338	Aero	National City Bank	*	6020 West Jefferson Boulevard
Fort Wayne, IN 46804
Anita Moreno
Ph 260-434-0652 McBee 260-760-8444
Fax 219-434-0673
339		Bank of America	*	1 Main Street
		11/9/2005		Leominster, MA 01453
Aphrodite
Ph 978-840-8321 Fax 978-537-2624

340	Aero	US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-685-5065
Firstar Bank

341	Aero	Fifth Third Bank	*	(Western Michigan)
1850 East Paris
Grand Rapids, MI 49546
231-798-4503 ph

342	Aero	Susquehanna	*	2951 Whiteford Road
York, PA 17402
Bank Officer Wendy Tawney
Ph (717) 755-6414
Fax (717) 757-0097

343		Wachovia Bank	*	828 Main Street
Lynchburg, VA 24504
Tim Holt
		BAI in effect		Ph 434-522-4430 Fax 434-544-2682
2/1/2005
344	Aero	Banknorth Massachusetts	*	660 Merrill Road
Pittsfield, MA 01201
Robin Sabato
Ph 413-499-7687
Fax 413-499-1684
345	Aero	US Bank	*	72nd & Dodge Office
		Dec 05 rolled to TRECS		222 So. 72nd Street
Omaha, NE 68114-4668
Troy Arthur
Ph 402-399-3733
Fax 402-399-3802
346	Aero	National City Bank	*	6300 Robinson Centre Drive
Pittsburgh, PA 15205
Ph. 412-787-5700
Fax. 412-787-5252
Branch Mgr. Janet E. Lipartia

347	Aero	Wayne Bank	*	600 Stroud Mall
Stroudsburg, PA 18360
Diane Oney
Ph 570-424-3330
Fax 570-424-3335

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
348	Aero	Bank of America	*	Mail Stop: CT EH NB00329
1201 Boston Post Road
Milford, CT 06460
		11/9/2005		Terry MacPhail
Ph 203-882-7050
Fax 203-882-7121
349	Aero	Sovereign Bank	*	1665 State Hill Road M3
Wyomossing, PA 19610
Attn: Angie Lattanzio
Ph (610) 320-7543
Fax (610) 375-2244

350	Aero	First National Bank	*	6600 South 27th Str.
Lincoln, NE 68512
402-420-8301: FAX-402-420-8339
Fran Hilger

351	Aero	Citizens Bank	*	The Plaza at King of Prussia
		Effective 8/16/02		King Prussia, PA 19406
Attn : Palma Salvucci
Ph (610) 265-3955
Fax (610) 337-5965
352	Aero	Bank of New Hampshire	*	51 White Mountain Hwy.
		Store Closed		Conway, NH 03818-1576
Attn: Christine Gillette
Ph (603) 447-6333 / (1800) 992-5705
Fax (603) 447-1334
353	Aero	First Midwest Bank, N.A.	*	320 West Kimberly Road
Davenport, Iowa 52806
Patricia Duda
Ph 319-333-4672
Fax 319-333-4679
354	Aero	Wells fargo Bank	*	4575 16th Street
Moline, IL 61265
Patti Caulkins
		merged on 12/8/2007		Ph 309-757-4808 Fax 309-757-4819

355	Aero	KeyBank	*	4565 Eastgate Blvd.
Cincinnati, OH 45245
Attn: Raylina Lillich
Ph (513) 752-1781

356	Aero	BB&T	*	497 Southpark Circle
		as of 10/14/03		Colonial Heights, VA 23834
Attn: Susan B.Webb
Ph (804) 526-0772
Fax (804) 520-8384
357	Aero	Nextier Bank	*	196 Clearview Circle
Butler, PA 16001
		bank name changed		Attn: Beth Swartz
		5/15/2006		724-283-5317
fax no. 724-283-2488
358	Aero	Wells Fargo	*	6940 O Street
		as of 12/08/04		Lincoln, NE 68516
Ph. 402-434-6141
Fax. 402-434-6151
Branch Mgr. Jon Whitmire

359	Aero	Chittenden Bank	*	150 Bank Street
Burlington, VT 05402
		7/2/2004		Kim Brown
Ph 802-652-6109 Fax 802-652-6183

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
360	Aero	Citizens Bank	*	2900 East College Avenue
State College, PA 16801
Kathy Kroft
Ph 814-234-6434 Fax 814-231-2547

361	Aero	First American Bank	*	261 South Western Ave
Carpentersville, IL 60110
Attn: Erin Caudill
Ph (847)551-4416 Ext 103
Fax (847) 426-1066
362	Aero	Bank of America	*	601 Donald Lynch Boulevard
		11/9/2005		Marlboro, MA 01752
Attn: Beverly G. Brown
Ph (508) 303-0737
Fax (508) 303-6501

363	Aero	Wachovia	*	3275 Bufford Drive
Buford, GA. 30519
Attn: Audrey Thorson
Ph (770) 831-2968

364	Aero	Associated Bank	*	201B Northwoods Mall
Peoria, IL 61613
Attn: Marva Grant
Ph (309) 688-3404
Fax (309) 688-5088
365	Aero	Key Bank National Association	*	1920 Tiffin Avenue
Findlay, OH 45840
Attn: Dagne M. Lazenby
Ph (419) 423-3212
Fax (419) 419-3216

366	Aero	M & I Bank	*	500 3rd Street
Wausau, WI 54402
Attn: Pat Krohn
Ph (715)847-4292
Fax (715) 847-4328

367	Aero	Bank One	*	4512 24th Ave
Fort Gratiot, MI 48059
Attn: Sandra Varney
Ph (810) 385-5311 or 1-800-225-5623
Fax (810) 385-4430

368	Aero	M & T Trust Company	*	Susquehanna Valley Mall A-1
Sellingsgrove, PA 17870
Attn: Sandy Krehel
Ph (570) 374-8108
Fax: (570) 374-6232
369		US Bank	*	300 Prairie Center Drive
		Dec 05 rolled to TRECS		Eden Prairie, MN 55344
Casey Stowman
Ph 952-942-2860 Fax 952-942-2865

370	Aero	TT Bank North	*	277 Sheep Davis Rd.
Concord, NH 03301
Attn: Beth Haggett
Ph (603) 229-5967
Fax (603) 229-5977

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
371	Aero	HSBC	*	1218 Arsenal Street
Watertown, NY 13601
		9/29/2003		Margaret Farone
Ph 315-785-3640 Fax 315-785-0871

372	Aero	Citizens Bank	*	Champlain Center
60 Smithfield Blvd. Suite 50
Plattsburgh, NY 12901
Attn: Kristina Melhorn
Ph (518) 561-8770
Fax (518) 561-9240

373		Fifth Third Bank	*	7840 Mall Road
		12/12/2005		Florence, KY 41042
		rolled to bai reporting		Nancie Lane
Ph 859-371-6626 Fax 859-371-8140

374	Aero	First National Bank	*	2406 Grand Avenue
Ames, IA 50010
Attn: Kathy Dunham
Ph #515-232-5569

375	Aero	Sovereign Bank	*	2415 Park Avenue
Easton, PA 18045
Attn: Paula Karner
Ph (610) 250-5631
Fax (610) 250-5633

376	Aero W	Commerce Bank-WEST	*	727 Poyntz Avenue
Manhattan, KS 66502
Attn: Carrie Struble
Ph (785) 587-1523
Fax (785) 587-1586

377	Aero	BB&T	*	Attn: Steven Bartlett
Ph (502) 810-0400
		formerly		Fax (502) 810-0426
Bank of Loiusville

378	Aero	Chittenden Bank	*	University Mall
155 Dorset Street
South Burlington, VT 05401
Ph 802-658-1444 Fax 802-863-2295

379		Bank of America	*	99 Rockingham Park Blvd.
		11/9/2005		Salem, NH 03079
Gary Rockwell
		kansas		Ph 603-894-5882 Fax 603-890-4935

380		US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
1-800-673-3555

381		Ameriserv Financial	*	500 Galleria Drive Suite 100
Johnstown, PA 15904
Nanette Richey
Ph 814-269-3815 Fax 814-266-2037

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
382		Regions Bank	*	5901 University Drive
Huntsville, AL 35806
Beth Carter
Ph 256-551-7101 Fax 256-551-7107

383		TrustCo Bank	*	93 W. Campbell Road
Schenectady, NY 12306
Carol Townsend
Ph 518-377-2393

384		US Bank	*	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
		Formerly		1-800-673-3555
Firstar Bank

385		Union Planters Bank	*	5025 Hinkleville Road
		same as Regions Bank		Paducah, KY 42001
Tammy Brasher
Ph 270-441-1552 Fax 270-443-2909

386		Key Bank	*	1475 Upper Valley Pike
Springfield, OH 45504
Julie Mills
Ph 937-328-3111 Fax 937-328-3103

387		BB &T Bank	*	2082 South Pleasant Valley Road
Winchester, VA 22601
Sandy Hill
Ph 540-723-4725
apple blossom branch @ mall closed
388	Aero	US Bank	*	6301 University Avenue
		Dec 05 rolled to TRECS		Cedar Falls, IA 50613
Cindy Rindels
Ph 319-266-9384 Fax 319-277-8723

389		First Tennessee Bank	*	2750 N. Germantown Pkwy
Memphis, TN 38133
Joy Panyanouvong
Ph 901-387-3800 Fax 901-387-3817

390		Wachovia Bank	*	408 S. Irby Street
Florence, SC 29501
Larry Welch
Ph 843-664-4093

391		PNC Bank	*	1192 Route 22 East
		3/22/2004		Phillipsburg, NJ 08865
Kimberly Roth
Ph 908-859-9509 Fax 908-213-0921

392		Wells Fargo Bank	*	432 South Gammon Road
Madison, WI 53719
Kevin J. Huff
Ph 608-827-2853 Fax 608-833-6803

393		Wells Fargo Bank	*	1700 Dr. ML King Jr. Drive
Racine, WI 53404
Karen Wilson
Ph 262-631-1389 Fax 262-637-0823

394		Fifth Third Bank	*	9690 Colerain Avenue
		12/12/05 rolled to bai reporting		Cincinnati, OH 45251
Doug Greulich
Ph 513-923-4790 Fax 513-245-1038

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
395	Aero E	Commerce Bank-EAST	*	765 Route 18
East Brunswick, NJ 08816
Erika Shanoff
Ph 732-698-1184 Fax 732-698-1420

396		Huntington National Bank	*	3931 Morse Crossing
Columbus, OH 43219
Jonathan Mollory
Ph 614-480-0100 Fax 614-331-5506

397		Chase	*	895 Hebron Road
Heath, OH 43056
		formerly		Michael Schenk
		Bank One		Ph 740-522-3121

398		Bank of America	*	141 South Rock Road
Wichita, KS 67207
Vickie Haskell
Ph 316-261-2309 Fax 316-683-2276

399		Bank of America	*	2733 Midwestern Parkway
		11/9/2005		Wichita Falls, TX 76308
Michael Hull
Ph 940-696-7720 800-432-1000 Fax 940-696-7752

440	Aero	Hills Bank & Trust	*	1009 2nd Street
Coralville, IA 52241
		10/23/2003		Stacia Jelmeland
Ph 319-351-8000 Fax 319-351-2529

441	Aero	Athens First Bank & Trust Company	*	4000 Atlanta Hwy
Athens, GA 30622
		12/10/2006		Eric Quillian
706-357-7122
706-357-7123 fax
442		Chase Bank	*	3250 Rebecca Lane
Abilene, TX 79606
Josephine Leal
Ph 915-674-3900 Fax 915-698-9266

443		UMB Bank	*	20652 West 151st Street
Olathe, KS 66061
Linda Sutherland
Ph 913-780-1119 Fax 913-780-1331

444		BancorpSouth	*	5111 Rogers Avenue, #16
Fort Smith, AR 72903
Sue Crowly
Ph 479-484-4450 Fax 501-452-2009

445		Vanguard Bank	*	23 S. John Sims Parkway
Valparaiso, FL 32580
Olivia Armstrong
Ph 850-729-5500

446		Comerica Bank	*	1620 W. Michigan Avenue
		12/12/05 rolled to bai reporting		Jackson, MI 49202
Diane Toland
Ph 517-788-5144 Fax 517-788-5363

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
447		Fifth Third Bank	*	2501 Coolridge Road
		12/12/05 rolled to bai reporting		East Lansing, MI 48823
Kathleen Burchill
Ph 517-351-0709 Fax 517-351-3917

448	Aero	UMB Bank	*	2079 Penn Square
Oklahoma City, OK 73118
Hayley Land
Ph 405-239-5924

449		First American Bank	*	3205 Mall Loop Drive
Joliet, IL 60431
Kari Fitzmaurice
Ph 815-439-4901 x 103 Fax 815-439-4910

450		US Bank	*	200 33rd Avenue North
		Dec 05 rolled to TRECS		St. Cloud, MN 56303
Jane Van Heel
Ph 320-203-6461 Fax 320-203-6475

451		Regions Bank	*	601 East Main Street
Carbondale, IL 62901
Paula Buristsch
Ph 618-529-2700

452	Aero W	Bank of America	*	100 Ellinwood Way, Suite 250
		11/9/05		Pleasant Hill, CA 94523
Jade Jones
1-800-678-1433

453		Bank of America	*	291 Barnstable Road
		9-Nov		Hyannis, MA 02601
Kissi Johnson-Brown
Ph 508-790-8124 Fax 508-790-8125

454		Huntington Bank	*	3160 S. Airport Road West
Traverse City, MI 49684
Carol Jenkins
Ph 231-922.5760 Fax 231-922-5774
banking center 231-922-5607
455		Webster Bank	*	50 Freshwater Blvd.
Enfield, CT 06082
Alex Martin
Ph 860-253-6122 Fax 860-253-6151
1-800-325-2424
456		Bank of America	*
863-816-1610
		Kansas		888-287-4637

457		Huntington Bank	*	3573 Maple Avenue
Zanesville, OH 43701
Tina Dingey
Ph 740-455-7059 Fax 740-455-5707
800-480-2001
458		National City Bank	*	12353 James Street
Holland, MI 49424
Mary Lou Callan
Ph 616-394-7086 Fax 616-394-4788
Branch # 616-394-9800
459		Citizens Union Bank	*	1704 N. Dixie Hwy
Elizabethtown, KY 42701
Heidi Meredith
Ph 270-763-8168 Fax 270-763-8170

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
460	Bank Mutual	*	2111 Holiday Drive
	3/15/2007		Janesville, WI 53545
Russann Mcmanus
608-756-2336 ph
608-756-0204 fax
461	US Bank	*	3060 William Street
	Dec 05 rolled to TRECS		Cape Girardeau, MO 63703
Carol Schmidt
Ph #573-986-5000
1-800-872-2657
462	PNC Bank	*	Route 6 Scranton Carbondale Highway
Scranton, PA 18508
Carol Milani
Ph 570-961-7298 Fax 570-961-6402

463	Fall River Five Bank	*	Routh 118 Swansea Mall Drive
Swansea, MA 02777
Janice Martin
Ph 508-679-8551 Fax 508-677-3388

464	Chemical Bank	*	3533 E. Wilder Road
Bay City, Michigan 48706
Barbara Benford
Ph 989-894-9898 Fax 989-894-9895

465	Comerica Bank	*	5510 W. Saginaw
	12/12/05 rolled to bai reporting		Lansing, MI 48917
Jennifer Sherwood
Ph 517-886-0226

466	Southern Michigan Bank & Trust	*	5350 E. Beckley Road
Battle Creek, MI 49015
Jean-Marie Warren
Ph 517-279-5500

467	AMSouth Bank	*	128 North 2nd Street
Clarksville, TN 37040
Lisa Crabtree
Ph 931-553-5201 Ph 931-5201

468	Banknorth	*	1800 Boston Road
Springfield, MA 01129
Diane Ryan
Ph 413-748-8525 Fax 413-543-0714

469	US Bank	*	105 North Rangeline Road
	Dec 05 rolled to TRECS		Joplin, MO 64801
Chrys Wehmeyer
Ph 417-623-5677 Fax 417-623-5961

470	First Tennessee Bank	*	12 Nortgate Park
Chattanooga,TN 37415
Mona Lamb
Ph 423-870-3160 Fax 423-870-3166
423-757-4720 order deposit slips
471	Frost National Bank	*	4200 South Hulen
Forth Worth, TX 76109
Karen
Ph

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
472		Frost National Bank	*	6115 Camp Bowie Blvd.
Forth Worth, TX 77062
Michala Freeman
Ph 817-420-5025 Fax 817-420-5277
ph 817-420-5195 Vallery
473		Bank of America	*	39 Main Street
		11/9/2005		Watertown, MA 02472
Shamci Ghaffari
Ph 617-972-1606 Fax 617-923-4623

474		Associated Bank	*	206 South Broadway
Rochester, MN 55904
Brenda Schuler, Bernie LeCrone (Contact)
Ph 507-285-2626

475	Aero	Bank of America	*	301 N. Main Street
Anderson, SC 29621
		open in Kansas		Diane Smith
Ph 864-231-5843
Clark American deposit slips 800-234-6147
476		Bank of America	*	1400 Hancock Street
		11/9/2005		Quincy, MA 02169
Kathy Egan-Casy
Ph 617-434-7731

477		Bank of America	*

478		ColeTaylor Bank	*	One Yorktown Center
Lomboard, IL 60148
Barbara Kopp
Ph 630-932-3101 Fax 630-629-8338

479	Aero	Chase	*	1100 Pecanland Road
Monroe, LA 71203
		formerly		Patsy Schmittzehe
		Bank One		Ph 318-345-7710

480		Union Federal Bank	*	4000 Pendleton Way
		Stored closed		Indianapolis, IN 46226
John Wichman
Ph 317-822-1339 800-284-8585

481	Aero W	Bank of America	*	100 N Broadway
Wichita, KS 67202
		kansas		Melissa Wolverton
888-852-5000
800-234-6147 Business Solutions
482		Wachovia	*	207 Neshaminy Mall
Bensalem, PA 19020
Joseph Knight
Ph 215-396-4405 Fax 215-355-0547

483		Wachovia	*	4560 Capital Blvd.
Raleigh, NC 27604
Melanie
919-571-3889

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
484		Wachovia	*	6301 W. New Berry Road
Gainsville, FL 32605
Ph 352-335-3480 Fax 352-335-3484

		Legacy Bank of Texas	*	5000 Legacy Drive, Suite 120
485				Plano, TX 75024
Elisa Arellano
Ph 972-461-7009 Fax 972-461-7020

486	Aero	First American Bank	*	2085 East University Drive
Auburn, AL 36830
Lee Oliver
Ph 334-826-1150 Fax 334-826-2064

487		Wachovia	*	9420 Pineville Matthews Road
Pineville, NC 28134
Keith Johnson
Ph 704-373-6325 Fax 704-383-5952

488		Comerica Bank	*	4200 S. Cooper Street
		12/12/05 rolled to bai reporting		Arlington, TX 76015
Karen
Ph 817-276-7200 Fax 817-276-7236

489		US Bank	*	5000 Frederica Street
		Dec 05 rolled to TRECS		Owensboro, KY 42301
Scott Tucker
Ph 270-926-5270 Fax 270-926-5272

490		National City Bank	*	201 South Broad Street
Grove City, PA 16127
Karen
Ph 724-458-9250 Fax 724-458-0567

491		PNC Bank	*	1449 S. Potomac Street
Hagerstown, MD 21740
Shannon Eikelberger
		merged with Fidelity Bank on 09/12/07		Ph 301-745-6310 Fax 301-745-4952

492		Frost Bank	*	221 Wonder World Drive
San Marcos, TX 78667
Barbara Castleberry
Ph 512-393-5647 800-562-6732 Fax 512-393-5721

493		The Bank of Delmarva	*	4575 Highway 1, Suite 80
Rehoboth Beach, DE 19971
Dorene Walton
Ph 302-226-8900 Fax 302-226-8558

494		Suntrust Bank	*	180 East Market Street
Harrisonburg, VA 22801
Yvonne Smith
Ph 540-568-1015 Fax 540-568-1099
505	Aero	Citizens National Bank	*	200 Fork at the River Pkwy
		11/4/2005		Seviereville, TN 37862
Robin Young
Ph. 865-429-7560 or 453-9031 Main
Fax 865-429-7906
506		Citizen's Bank	*	3390 East State Str
Hermitage, PA 16148
		8/19/2006		Jennifer Cochina
ph 724-983-0500
fax 724-983-1447

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
507		National City Bank	*	2629 Scotttsville Road
Bowling Green, Ky 42102
Faye Griffith , Kay Madison
Ph 270-745-9302 Fax 270-745-9310
508		Wachovia	*	Caroline Forrest Financial Center
		10/19/2005		3766 Renee Drive
Myrtle Beach, SC 29579
Jean Martin
Ph. 843-903-5359
509		Johnson Bank	*	7500 Green Bay Road
Kenosha, WI 53142
Pauline Holtz-McGaughy
Ph 262-697-7500 Fax 262-697-7520

510		Fifth Third Bank	*	1 Fayette Center
		12/12/05 rolled to bai reporting		Washington Court House, OH 43160
Jesse Jamison
Ph 740-948-9488 Fax 740-948-9484

511		National City Bank	*	12010 Church Street
Birch Run, MI 48415
Connie Tackebury
Ph 989-797-9277 Fax 989-797-9282

512		M & T Bank	*	2443 Military Road
Niagara Falls, NY 14304
Kerry White
Ph 716-297-1880 Fax 716-290-1218
1-800-724-2440
513		Queenstown Bank of MD	*	223 Chesapeake Village Road
Queenstown, MD 21658
Janet Such
Ph 410-827-5101 Fax 410-827-3370

514	Aero	Sun Trust Bank	*	7677 Dr. Phillips Blvd
		as of 12/08/04		Orlando, FL 32819
Ph. 407-354-1398 *4
Branch Mgr. Kim Mendel
515		Five Star	*
1940 Route 5 & 20
Waterloo, NY 13165
		formerly		Michelle
		National Bank of Geneva		Ph 315-539-1000 Fax 315-539-1071

516		Harris Bank Huntley	*	10604 Route 47
Huntley, IL 60142
Anne Grasser
Ph 847-669-5151 Fax 847-669-5191

517	Aero	BB&T	*	1201 Norwood Street
		as of 10/14/03		Christiansburg, VA 24073
Rachel Lee
Ph 540-633-5404 Fax 540-633-5414

518	Aero	Fifth Third Bank	*	6488 South Westnedge Avenue
		12/12/05 rolled to bai reporting		Portage, MI 49002
Linda Fricke
Ph 269-329-5815 Fax 269-329-6002

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
519	Aero	M & T Bank	*

10/19/2007

520	Aero	Suntrust Bank	*	10170 Brook Road
Glen Allen, VA 23059
		4/4/2003		Kathy Bronson
Ph 804-264-4199 Fax 804-819-6035

521	Aero	Bank of America	*	534 S Kansas Ave
		5/14/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
522	Aero	M & I Bank	*	5454 South 76th Street
Greendale, WI 53129
		4/11/2003		Barbara Manthey
Ph 414-423-2380 Fax 414-423-2387

523	Aero	Chase	*	5307 E. 41st Street
Tulsa, OK 74135
Celine Rodriquez
Ph 918-280-7961
custoner svc 918-280-7950
524	Aero	Capital One	*	313 Carondelet Street
New Orleans, LA 70403
		name of the Bank was changed		Tammy Prats
		5/13/2006		Ph 504-533-2905 Fax 504-533-5344

525	Aero	Kirkwood Bank & Trust	*	7th & Arbor Avenue
Bismarck, ND 58506
		4/11/2003		Dan Stegmiller,
Ph 701-355-5375 Fax 701-258-7436

526	Aero	Frost Bank	*	975 William D. Tate
Grapevine, TX 76051
		4/18/2003		Cathy West
Ph 817-420-5251 Fax 817-420-5820

527	Aero	Wachovia	*	1400 Benvenue Road
Rocky Mount, NC 27804
		6/27/2003		Kim Sutton
PH 252-972-4238

528	Aero	Suntrust Bank	*	8055 S. Beneva Road
Sarasota, FL 34238
		7/18/2003		Frank Zeckel
Ph 941-925-9700 Fax 941-922-5618

529	Aero	Bank One	*	821 E. Highway 131
Clarksville, IN 47129
		10/3/2003		Sherri Coleman
Ph 812-284-7550 Fax 812-284-7553

530	Aero	Boone County National	*	720 East Broadway P o Box 678( Mall Facility)
Columbia, MO 65205
		2/6/2004		Meredith Imler
Ph 573-817-8964

531	Aero	Regions Bank	*	825 Quintard Drive
Oxford, AL 36203
		4/25/2003		Sandy Turner
Ph 256-835-6075 Fax 256-831-1093

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
532	Aero	Huntington Federal	*	380 Huntington Mall
Barboursville, WV 25504
		5/2/2003		Kelli Clark
Ph 304-733-0150 Fax 304-733-3776

533	Aero W	Bank of America	*	30 E. Wellesley Avenue
Spokane, WA 99207
		5/2/2003		Janice Stratton
Ph 509-353-6062
1-800-234-6147
534	Aero W	US Bank	*	8441 West Bowles Avenue
		Dec 05 rolled to TRECS		Littleton, CO 80123
Brett Mauzy
Ph 303-904-9234 Fax 303-973-3424

535	AeroW	Key Bank	*	180 Telegraph Road
Bellingham, WA 98226
		9/5/2003		Amber Pen
360-676-6116 Fax 360-6142

536	Aero	Towne Bank	*	1 Old Oyster Point Road Suite 110
Newport News, VA 23602
		3/15/2004		Toni Marshall
Ph 757-249-7800 Fax 757-249-0840

537	Aero W	Citadel Bank	*	730 Citadel Drive East
Colorado Springs, CO 80909
		7/18/2003		Cheryl Murphy
Ph 719-597-0170 Fax 719-597-0178

538	Aero	Bank of America	*	8625 Bedford-Euless Road
Hurst, TX 76053
		5/16/2003		Scot Cowdrey
Ph 817-284-5546

539	Aero W	US Bank	*	4411 196th Street
		Dec 05 rolled to TRECS		Lynwood, WA 98036
Gary Duffina
Ph 425-775-5466 Fax 425-776-7393

540	Aero W	Bank of America	*	9981 Silverdale Way NW
Silverdale, WA 98383
		5/23/2003		Kathy Denton
Ph 360-692-5501

541	Aero W	Columbia Bank	*	3500 S. Meridian Suite 503
Puyallup. WA 98373
		5/30/2003		Patti Cope
Ph 253-770-8161 Fax 253-770-6321

542	Aero	Wells Fargo Bank	*	7767 Elm Creek Blvd. N #100
Maple Grove, MN 55369
		9/12/2003		Barbara Hall (#564 contact)
Ph 612-316-4642 Fax 612-316-4575

543	Aero W	Bank of America	*	3308 N E Auto Mall Drive
Vancouver, WA 98662
		7/18/2003		Rita Paulson
Ph360-696-5511
Marsha, 888-852-5000 ext 4600

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
544	Aero	Associated Bank	*	2403 South Oneida Street
Green Bay, WI 54304
		8/1/2003		Micah Marshall
Ph 920-433-3218 Fax 920-499-2690

545	Aero	Suntrust Bank	*	26627 US Hwy 19 N
Clearwater, FL 33761
		10/31/2003		Denise Mason
Ph 727-791-0224 Fax 727-797-7557

546	Aero	Chase	*	4401 W. Wisconsin Avenue
Appleton, WI 54913
Mary Learman
Ph 920-738-9000 Fax 920-738-9988

547	Aero	Community National Bank	*	1616 South Washington Street
Grand Forks, ND 58201
		4/18/2003		Stacey Thorvilson
Ph 701-780-7727 Fax 701-780-7710

548	Aero	Sky Bank	*	2025 N. Cable Road
Lima, OH 45805
		4/18/2003		Ginger Gesler
Ph 419-227-6504 Fax 419-229-4574

549	Aero	M & I Bank	*	3500 State Road 16
La Crosse, WI 54601
		5/23/2003		Lori Raabe
Ph 608-781-8834 Fax 608-781-1511

550	Aero	First National Bank of Bryan	*	1500 Harvey Road, Suite 9022
College Station, TX 77840
		4/25/2003		Randy Ripple
Ph 979-821-1190 Fax 979-693-6443

551	Aero	Chemical Bank	*	6615 Eastman Avenue
Midland, MI 48642
		6/6/2003		Christine Brown
Ph 989-839-5317-18 Fax 989-835-7194

552	Aero	Wachovia	*	1301 Nixon Drive
Morrestown, NJ 08057
		5/30/2003		Sean Lore
Ph 856-787-2165 Fax 856-273-4903

553	Aero	Wachovia	*	886 Church Street North
Concord, NC 28025
		6/6/2003		Kim Overcash
Ph 704-793-4830 Fax 704-785-2059

554	Aero	Wells Fargo Bank	*	9801 University
Clive, IA 50265
		6/13/2003		Rose Hullett
Ph 515-237-5809 Fax 515-237-5855

555	Aero	Bank of America	*	5041 Bayou Blvd.
Pensacola, FL 32504
		5/16/2003		Susie Gonzales
Ph 850-444-0551

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
556	Aero	US Bank	*	1751 Madison Ave
		Dec 05 rolled to TRECS		Council Bluffs, IA 51503
Karrie Falconer
Ph 712-325-4740 Fax 712-325-4352

557	Aero	IBC Bank	*	2501 W Memorial
Oklahoma City, OK 73134
		4/11/2006		Loretta Sapp
405 775-1730 ph
405 775-1731 fax
558	Aero	Bank of America	*	500 South West Street
Wichita, KS 67209
		6/20/2003		Brenda Dosda
Ph 316-261-4242

559	Aero	Regions Bank	*	320 Eastdale Circle
Montgomery, AL 36117
		6/27/2003		Shannon Cannon
Ph 334-832-8831 Fax 334-832-8402

560	Aero	Bank of America	*	6304 North Point Parkway
Alpharetta, GA 30022
		7/4/2003		Ann Hollar
Ph 770-442-2466

561	Aero	SunTrust Bank	*	498 Palm Springs Drive
Altamonte, FL 32701
		7/25/2003		Dee Simpson
407-834-6869 Fax 407-830-7513

562	Aero W	Wells Fargo Bank	*	3600 S. College Avenue
Fort Collins, CO 80525
		6/27/2003		Anita Nemitz
Ph 970-266-7777 Fax 970-266-7800

563	Aero	Chase Bank	*	1201 West Main Street
Lewisville, TX 75067
Anna Dietert
Ph 972-221-5017

564	Aero	Wells Fargo Bank	*	1809 Plymouth Road South
Minnetonka, MN 55305
		4/4/2003		Barbara Hall
Ph 612-316-4642 Fax 612-316-4575

565	Aero	I B C Bank	*	7400 San Pedro, Suite 608
San Antonio, TX 78216
		5/9/2003		Jesse Monoz
Ph 210-369-2940 Fax 210-377-3579

566	Aero	Wells Fargo Bank	*	901 Gessner Road
Houston, TX 77024
		5/16/2003		Erika Cruz
Ph 713-463-8044 Fax 713-463-8258

567	Aero	First National Bank	*	4001 West 41st Street
Sioux Falls, SD 57106
		5/23/2003		Susie Strande
Ph 605-782-5740 Fax 605-362-5954

568	Aero	Wells Fargo Bank	*	600 4th Street
Sioux City, IA 51102
		5/23/2003		Eileen Iversen
Ph 712-277-7175 Fax 712-277-7149

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
569	Aero	Bank of America	*	7802 Abercorn Drive
Savannah, GA 31406
		6/27/2003		Mercy Garcia
Ph 912-353-3960

570	Aero	Bank of America	*	100 N Broadway
		6/3/2007		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

571	Aero	Northwest Savings Bank	*	200 Mill Creek Mall
Erie, PA 16565
		9/12/2003		Jennifer D-Annibale
Ph 814-868-5161 Fax 814-864-1917

572	Aero W	Bank of America	*	3401 Dale Road
		10/3/2003		Modesto, CA 95356
Peggy Rubio

573	Aero	Wachovia	*	Wachovia consolidated accts
		11/1/2005		Any questions call Judy Goncalves at Wachovia
800-590-7868

574	Aero	Wachovia	*	1495 W. O Ezell Blvd.
Spartanburg, SC 29301
		8/22/2003		Robin Osborne
864-596-4166 Fax 864-587-6275

575	Aero	Bank of America	*	9460 FM Road W
Humble, TX 77338
		7/25/2003		Ellen Cooper
PH 281-548-3700

			*	2801 S. Memorial Parkway Ste 102
577	Aero	SouthBank		Huntsville, AL 35801
Jeff Slaten
		8/1/2003		Ph 256-533-2224 Fax 256-533-0442

576	Aero	Bank of America	*	2000 Baytree
Valdosta, GA 31601
		7/25/2003		Susan Harrison

578	Aero	Bank of America	*	5704 Bukeystown Pike
Frederick MD 21701
		4/30/2004		Cindy Mallette (branch) Marsha Byler (national)
888-852-500 ext 4600

579	Aero	Citizens National Bank	*	200 Forks of the River Parkway
Sevierville, TN 37862
		7/25/2003		Shirley Piniak
Ph 865-429-7522 Fax 865-429-7599

580	Aero	Bank of America	*	7008 US Hwy 301 N
Ellenton, FL 34222
		7/25/2003		Kim Wilson

581	Aero	Bank of America	*	1602 W Floyd Baker Blvd
Gaffney, SC 29341
		9/5/2003		Lisa Sullivan
Ph 864-487-8351

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
582	Aero	Regions Bank	*	1301 South Mckenzie Street
Foley, AL 36535
Victoria Gartments or AndreaWalker
		AM South merged with Regions		Ph 251-943-2265 Fax 251-943-8029

583	Aero	Bank of Hanover	*	1275 York Road
Gettysburg, PA 17325
		7/18/2003		Kelly Smarsh
Ph 717-337-9333 Fax 717-337-2489

584	Aero	IBC Bank	*	7021 S. Memorial Drive, Suite #269
		12/5/2005		Tulsa, OK 74133
Micah Hartwell
Ph. 918-497-2812
Fax. 918-497-2813
585	Aero W	Umpqua Bank	*	1175 Valley River Drive
Eugene, OR 97401
		9/12/2003		Angie Hill
Ph 541-342-3968 Fax 541-3421-1424

586	Aero	Wells Fargo Bank	*	15 2nd Avenue SW (Main Branch)
1525 24th Avenue SW (mall branch)
		9/19/2003		Minot, ND 58701
Beb Walter 701-857-1746 main branch
Ph 701-839-7699 branch
587	Aero	Plains Capital Bank	*	6002 Slide Road
Lubbock, TX 79414
		9/19/2003		Jennifer Webb
806-785-6255 Fax 806-785-6262

588	Aero	Guaranty Bank	*	849 East Commerce Street, Suite 739
San Antonio TX, 78205
		9/5/2003		Irene Flores
Ph 210-475-9315 Fax 210-475-9328

589	Aero	IBC Bank	*	11200 LakeLine Mall Drive
Cedar Park, TX 78613
		2/15/2007		Donna Savage
ph: 512-397-4592
fax: 512-397-4591
590	Aero	Huntington Bank	*	6340 Frantz Road
Dublin, OH 43017
		10/20/2003		Lisa Thomas
Ph 614--480-0191 Fax 614-480-0193

591	Aero	Bank of America	*	474 N. Federick Avenue
Gaithersburg, MD 20877
		9/12/2003		Gary Fennington
Ph 301-963-5360

592	Aero W	US Bank	*	11333 SE 82nd Avenue ( main branch)
		Dec 05 rolled to TRECS		12000 SE 82nd Avenue Ste 2001 (mall branch)
Portland, OR 97266
Hannah Brougnoli 503-275-4058 main branch
Ph 503-275-5535 mall branch
593	Aero	First Tennessee	*	2400 Memorial Blvd.
Kingsport, TN 37664
		open 2/13/2006		Ted Palaske
fax 423-247-8035
423-230-4224

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
594	Aero	Suntrust Bank	*	402 Cox Creek Parkway
		9/26/2003		Florence, AL 35630
Judy Mcclure
256-767-8585 Fax 256-767-8406

595	Aero	Bank of America	*	355 S. New Hope Road
Gastonia, NC 28054
		9/26/2003		Lee Costic
704-854-4130

596	Aero	MidSouth Bank	*	3730 Ambassador Caffery Pkwy
Lafayette, LA 70503
		10/31/2003		Nancy Venable
337-291-4903 Fax 337-988-2891

597	Aero	Wachovia	*	4109 Plank Road
Fredericksburg, VA 22407
		9/26/2003		Belinda Walker/Diana Foster
540-786-9485 Fax 540-785-6604

598	Aero	US Bank	*	701 Saint Joseph Street ( main branch)
		Dec. 05 rolled to TRECS		Rapid City, SD 57701
Carol Burgess
Ph 605-394-2048
605 342-2141 mall branch
599	Aero	Regions Bank	*	Union Planters Bank
203 North Commerce Street
Branson, MO 65616
Sara Copeland
417-334-2191 Fax 417-332-0651
600	AeroW	Wells Fargo Bank	*	66 W Springer Drive
Highlands Ranch, CO 80129
		9/19/2003		Pat Barclay
Ph 303-470-8908 Fax 303-791-2558

601	Aero	Regions	*	91 Scenic Gulf Drive
Miranar Beach, FL 32550
		formerly		Vanessa Harris
		AM South		Ph 850-833-8258 Fax 850-837-9537

602	Aero	AM South Bank	*	1240 E. County Line Road
Ridgeland, MS 29157
		3/12/2004		Shawn Hubbard, Stacy Robinson
Ph 601-960-6447 Fax 601-956-3678

603	Aero	Bank of America	*	1300 66th Street North
St. Petersburg, FL 33710
		10/10/2003		Jeffrey Jackson

604	Aero	Union State Bank	*	3902 13th Avenue SW
Fargo, ND 58103
		10/31/2003		Missy Strike
Ph 701-281-1302 Fax 701-433-7305

605	Aero	Bank of America	*	1720 East Fowler Avenue
Tampa, FL 33612
		10/31/2003		Jack Jones
Ph 813-538-4901

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
606	Aero W	Bank of America	*	971 Blossom Hill Road
San Jose, CA 95123
		10/3/2003		Christine Espinoza
Ph. 408-983-0588

607	Aero W	Bank of America	*	21001 N. Tatum Blvd. Ste. 90
Phoenix, AZ 85050
		10/31/2003		Donna Staton
Ph 480-538-4901

608	Aero	Suntrust Bank	*	4582 South Kirkman Road
Orlando, FL 32811
		10/31/2003		Stacy Spruce
Ph 407-522-1004 Fax 407-299-1357

609	Aero	Ocean National Bank	*	17 Walker Street
Kittery, ME 03904
		2/2/2004		Louise Barsalou
Ph 207-439-5020 Fax 207-439-1571

611	Aero	Wachovia Bank	*	2110 Oak Street
Myrtle Beach, SC 29577
		3/17/2004		David Welborn
Ph 843-448-2686 Fax 843-448-6447

612	Aero W	Bank of America	*	1210.S. Power Road
Mesa, AZ 85206
		3/19/2004		Tamera Raleigh( branch ) Marsha Byler (national )
480-218-5145 888-852-5000 ext 4600

613	Aero	County Bank	*	500 N Highland Str
		2/12/2007		Williamsburg, Iowa 52361
877-611-2525; 319-668-2888
fax 319-668-2093 Sara Root

614	Aero	Wachovia	*	Wachovia Bank
		3/1/2005		2800 West University Blvd
Wheaton, MD 20902
Attn: Craig Carver
Ph. 704-383-1582
615	Aero	Wachovia Bank	*	1919 US 1 South
St. Augustine, FL 32086
		2/20/2004		Linda Wilson(branch) Benjamin Kehoe(biz bnker
Ph 904-824-7568 704-427-7092

616	Aero	Premier Bank	*	100 Grell Lane
Johnson Creek, WI 53038
		2/20/2004		Theresa Copp
Ph 920-699-6909 Fax 920-699-6909

617	Aero W	Bank of America	*	2550 El Camino Real
Carlsbad, CA 92008
		4/9/2004		Toni Galbreath( branch ) Marsha Byler (national )
		kansas		888-852-5000 ext 4600

618	Aero	Wachovia Bank	*	605 N. Berkeley Blvd.
Goldsboro, NC 27534
		7/30/2004		Jim Malcolm
Ph 919-778-6062

619	Aero	BB & T Bank	*	2400 N. Salisbury Blvd.
Salisbury, MD 21801
		4/9/2004		Lauren Marshall
Ph 410-860-0995 Fax 410-546-1688

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
620	Aero	Compass Bank	*	2901 Capital of TX Hwy South
Austin, TX 78746
		4/9/2004		Tina Segoviano
Ph 512-421-5841 Fax 512-421-5842

621	Aero	Bank of America	*	2105 West Brandon Blvd.
Brandon, FL 33511
		4/16/2004		Jennifer Lombard (branch ) Marsha Byler (national )
813-653-2235 888-852-5000 ext 4600

622	Aero W	Wells Fargo Bank	*	16901 Bernardo Center Drive
San Diego, CA 92128
		4/16/2004		Eric Robertson or Alice Perry
Ph 858-487-5323 Fax 858674-4276

623	Aero	Bank of America	*	1726 Country Club Road
Jacksonville, NC 28546
		4/16/2004		Pamela Dufore (branch ) Marsha Byler (national )
910-355-4246 888-852-5000 ext 4600

624	Aero	Bank of America	*	20005 Katy Fwy
Katy, TX 77450
		4/16/2004		Michael Macias (branch ) Marsha Byler (national )
888-852-5000 ext 4600

625	Aero	First Citrus Bank	*	13850 Sheldon Road
Tampa, FL 33626
		4/23/2004		Karen Kling
Ph 813-926-5588 Fax 813-920-3814

626	Aero	Herring National Bank	*	2500 S. Coulter Street, Ste 123
Amarillo, TX 79106
		4/23/2004		Shirlene Fluke
Ph 806-358-3700 Fax 806-354-4141

627	Aero W	Bank of America	*	1775 Camino De La Reina
San Diego, CA 92108
		4/23/2004		Trisha Phillips (branch ) Marsha Byler (national )
619-681-1886 888-852-5000 ext 4600

628	Aero	Bank of America	*	825 Dulaney Valley Road, Ste 120
Towson, MD 21204
		4/23/2004		Shonga Faust (branch ) Marsha Byler (national )
410-828-1668 888-852-5000 ext 4600

629	Aero W	Bank of America	*	512 Fletcher Pkwy
El Cajon, CA 92020
		4/30/2004		Josie Herrera (branch ) Marsha Byler (national )
619-401-8200 888-852-5000 ext 4600

630	Aero	Capital One	*	8031 Airline Highway
Baton Rouge, LA 70815
		bank name was changerd		Nikki Tessier
		5/1/2006		Ph 225-381-2201 Fax 225-381-8922

631	Aero	Regions Bank	*	5953 W. Park Avenue, Ste 2003
Houma, LA 70364
		4/30/2004		Mary Arceneaux or Dina Blake
Ph 985-857-0427 Fax 985-857-0435

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
632	Aero W	Wells Fargo Bank	*	7200 W. Alameda Avenue
Lakewood, CO 80226
		5/14/2004		Rhonda Doane
Ph 303-937-3365 Fax 303-937-3390

633	Aero W	Bank of America	*	3410 W. Chandler Avenue
		5/7/2004		Chandler, AZ 85226
Kim Bredernitz(branch ) Marsha Byler (national )
480-224-2021 888-852-5000 ext 4600

634	Aero	Peoples First Community Bank	*	2305 Highway 77
Panama City, FL 32405
		5/7/2004		Terry Gravatt or Vicky(branch Manager)
Ph 850-770-7203(7206) Fax 850-769-3603

635	Aero	Capital One	*	814 Jordan Street
Shreveport, LA 71104
		bank name was changed		Beverly(branch) Tammy Ptrats(national)
		5/1/2006		Ph 318-674-2523, 504-533-2905 Fax 504-533-5344

636	Aero	National City Bank	*	750 First Capitol Drive
St. Charles, MO 63301
Monica Campbell
314-817-0003

637	Aero W	Tri Counties Bank	*	1950 E. 20th Street, Ste 725
Chico, CA 95928
		4/30/2004		Ken Sorbis or Roy Palomino
Ph 530-898-0370 Fax 530-898-0375

638	Aero W	Commerce Bank-WEST	*	1345 East Battlefield
Springfield, MO 65804
		4/30/2004		Rebecca Wright
Ph 417-837-5202 Fax 417-837-5289
deposit slips 1-800-453-2265
639	Aero	Bank of America	*	1 Clifton Country Road
		11/9/2005		Clifton Park, NY 12064
Debbie Durden
Ph 518-383-2228 Fax 518-371-4361

640	Aero E	Commerce Bank-EAST	*	3850 S. Delsea Drive
Vineland, NJ 08360
		5/28/2004		Stephanie Walkman
Ph 856-327-5276 Fax 856-327-6215

641	Aeo W	US Bank	*	1520 Briargate Blvd.
		Dec 05 rolled to TRECS		Colorado Springs, CO 80920
Mary Koch
Ph719-528-3525 Fax 719-531-6746

642	Aero	Wachovia Bank	*

Ph. 704-427-7077
Todd Kirby
643	Aero	Chase	*	4400 E. Main Street
Richmond, IN 47374
Shelly Harrod
Ph 765-935-3803, 6872 d-line Fax 765-966-4767
644	Aero	Associated Bank	*	4402 W. Towne Blvd.
		4/1/2005		Madison, WI 53704
Sara R. Hill
608-249-2191

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
645	Aero	S & T Bank	*	2175 Route 286 S
Indiana, PA 15701
		6/18/2004		BethAnn Mccullough
Ph 724-4653052 Fax 724-465-5451

646	Aero	Star Financial	*	1708 East Markland Ave
		3/23/2005		Kokomo, IN 46901
Amy McKane
tel: 765-868-3825

647	Aero W	First Bank of Colorado	*	10403 W. Colfax Avenue
Lakewood, CO 80215
		6/25/2004		Rachael Miller
Ph 303-235-1155 Fax 303-235-1193

648	Aero W	Bank of America	*	390 High Street NE
Salem, OR 97301
		6/25/2004		Patti Craig(branch ) Teresa Wallweber(national )
503-364-0136 888-852-5000 ext 4601

649	Aero	Principal Bank	*	6200 Park Avenue
Des Moines, IA 50321
		8/4/2004		Craig Franklin
Ph 515-883-9074 Fax 515-883-9158
800-672-3343
650	Aero	Bank of Oklahoma	*	3550 West Main Street
Norman, OK
		10/15/2004		James Branscum
Ph 405-366-3637, 366-3600 Fax 405-366-3608

651	Aero	Premier Bank	*	11055 61st Street NE
Alberville, MN 55301
		3/19/2004		Deb Hackenmueller
Ph 763-497-8224 Fax 763-497-8048

652	Aero W	Chase	*	7675 West Bell Road
Peoria, AZ 85382
Karen Barnes
Ph 602-589-4160 Fax 602-589-3364

653	Aero	National City Bank of Indiana	*	611 Lighthouse Place
Michigan City, IN 46360
		4/2/2004		Kathy Kindelan
Ph 219-874-9752 Fax 219-873-2271

654	Aero W	Wells Fargo Bank	*	4180 Bonita Road
Bonita, CA 91902
		10/8/2004		Chantell Ballesteros
Ph 619-479-1756

655	Aero	Compass Bank	*	2009 suite C Beltline Road
Decatur, AL 35601
		4/23/2004		Amy Thompson
Ph 256-552-4350 Fax 256-552-4354

656	Aero	Regions Bank	*	1 Independence Plaza
Homewood, AL 35209
		AM South Bank		Carol Moats
		merged with Regions		Ph 205-716-1130 Fax 205-716-1138

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
657	Aero	Bank of America	*	1550 W. Bay Area Blvd.
Friendswood, TX 77546
		4/30/2004		Rosalyn Dikes (branch ) Marsha Byler (national )
888-852-5000 ext 4600

658	Aero	Bank of America	*	1410 Parham Road
Richmond, VA 23229
		5/14/2004		Pamela Langfitt(branch ) Marsha Byler (national )
804-754-0760 888-852-5000 ext 4600

659	Aero	Bank of America	*	2450 W. Algonquin Road
		5/20/2005		Lake in the hill, IL 60156

660	Aero W	Bank of America	*	12816 E. Sprague Avenue
Spokane, WA 999214
		5/28/2004		Shelley Allen(branch ) Marsha Byler (national )
509-353-6026 888-852-5000 ext 4600

661	Aero	Bank One	*	2310 Colorado Blvd.
Denton, TX 76205
		5/28/2004		Brad Cain
Ph 940-381-7475 Fax 940-381-7410

662	Aero	Regions Bank	*	2000 Richmond Road
Texarkana, TX 75503
		6/4/2004		Pat Son
Ph 903-832-2551 Fax 903-223-5050

663	Aero	Bank of America	*	1801 Richmond Road
Williamsburg, VA 23185
		10/1/2004		Stacey Castruita (branch ) Teresa Wallweber(national )
		open in kansas		757-259-5481 888-852-5000 ext 4601

664	Aero	United Bank & Trust	*	1422 South Winner St.
		6/2/2005		Adrian, MI 49221
Tammy Hall
Ph. 517-266-5503

665	Aero	Bank of America	*	4364 State Road 7
Lake Worth, TX 33467
		5/58/04		Dev Bhandary(branch ) Marsha Byler (national )
561-642-4426 888-852-5000 ext 4600
clark american 800-355-4691
667	Aer W	Desert Community Bank	*	14800 La Paz Drive
Victorville, CA 92392
		7/23/2004		Vanessa Maldonado
Ph 760-243-2140 ext 1164 Fax 760-245-1465
dep slips order 1-800-503-2345
668	Aero	US Bank	*	6325 S. Gilmore Road
		Dec 05 rolled to TRECS		Fairfield, OH 45014
Anna Walker
Ph 513-942-8340 Fax 513-942-8343

669	Aero	Central Illinois Bank	*	7730 N. Grand Prairie Drive
Peoria, IL 61615
		5/14/2004		Laurie Rogers
Ph 309-693-8851 Fax 309-693-8097

670	Aero	Bank One	*	14801 US 31 North
Carmel, IN 46032
		10/14/2004		Jon Walker
Ph 317-321-4022 Fax 317-574-9496

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
671	Aero	AM South Bank	*	1993 N. Highland Ave.
		8/5/2005		Jackson, TN 38305
Terrell Parker
Ph. 731-661-6950
Fax. 731-668-4827
672	Aero	UMB Bank	*	1 Victory Drive
Liberty, MO 64068
		5/19/2004		Tom Brusnahan or Melissa Sergent
816-792-6710 or 6713 Fax 816-792-4697

673	Aero W	Bank of America	*	2708 Ming Avenue
Bakersfield, CA 93304
		6/25/2004		Erin Bedford(branch ) Teresa Wallweber(national )
661-395-2020 888-852-5000 ext 4601

674	Aero	Northwest Savings Bank	*	311 East Fairmount Avenue
Lakewood, NY 14750
Jessica Weaver
Ph 716-763-2265

675	Aero	I B C Bank	*	6301 NW Loop 14, Ste. Q-14
San Antonio, TX 78238
		9/10/2004		Isabel Bravo
Ph 210-369-2910 Fax 210521-8044

676	Aero	Chase Bank	*	320 N. New Road
Waco, TX 76710
Carole Gallagher
Ph 254-776-9500

677	Aero	Astoria Federal Savings Bank	*	102 Broadway Mall
Hicksville, NY 11801
		10/29/2004		Christina Smith
Ph 516-681-4000 Fax 516-681-4017
678	Aero W	Bank of America	*	326 Northgate Mall
		7/29/2005		Seattle, WA 98125
Barb Roybo or Kimberly Kim
		kansas		Ph. 206-358-1866
Fax. 206-358-0298
679	Aero	Wachovia	*	1970 West New Haven Avenue
Melbourne, FL 32904
		9/24/2004		Charlotte Hutchinson
Ph 321-984-7467 Fax 321-984-3417

680	Aero	BB & T Bank	*	1809 Greenbrier Parkway
Chesapeake, VA 23320
		10/1/2004		Crystal Crawford
Ph757-523-4462 Fax 757-523-4469

681	Aero	Bank of America	*	13355 Noel Road, Ste. 100
Dallas, TX 75240
		9/24/2004		Conrad Mendoza(branch ) Teresa Wallweber(national )
972-716-5800 888-852-5000 ext 4601

682	Aero	Bank of America	*	3321 NW Federal Highway
Jensen Beach, FL 34957
		7/23/2004		Lee Monroe(branch ) Teresa Wallweber(national )
772-692-7821 888-852-5000 ext 4601

683	Aero	First National Bank	*	2400 W. Grand River
Howell, MI 48843
		7/30/2004		Kevin Morrow
Ph 517-540-6299 Fax 517-548-7368
Mc Bee deposit slips 248-553-8134 Nancy

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
684	Aero	Wachovia Bank	*	1744 North Tamiami Trail
Naples, FL 34102
		7/30/2004		Ann Apuzzo
Ph 239-435-3140 Fax 239-435-3144

685	Aero	Regions/ Union Planters same	*	210 Eisenhower Drive
		11/21/2005		Biloxi, MS 39531
Jamie Tendel
		store reopened due to Katrina		PH. 228-435-6610
Hurricane
686	Aero	Chase Bank	*	Ph 903-534-4231
		3/1/2007		Fax 903-581-9460
Shauna Pate

687	Aero	First Bank of The Lake	*	4558 Highway 54,ste100
Osage Beach, MO 65065
		10/29/2004		Sara Wright
Ph 573-348-2265 Fax 573-348-0568

690	Aero	M & T Bank	*	17301 Valley Mall Drive
Hagerstown, MD 21740
		10/29/2004		Nancy McKenzie
Ph 301-790-6916 Fax 301-852-0213

691	Aero	Bank of America	*	29 Blanding Blvd.
Orange Park, FL 32073
		9/10/2004		Sharon Davis (branch ) Teresa Wallweber(national )
904-269-1770 888-852-5000 ext 4601

692	Aero	Bank of America	*	685 Sunland Park Drive
El Paso, TX 79912
		9/17/2004		Christina Trevizo (branch ) Teresa Wallweber(national )
915-833-6003 888-852-5000 ext 4601

693	Aero	Arvest Bank	*	4201 N. Shailoh Drive
Fayetteville, AR 72703
		7/30/2004		Joe Dimaggio
Ph 479-444-5612 Fax 479-444-5620

694	Aero W	First National Bank of Colorado	*	615 Interlocken Blvd.
Broomfield, CO 80021
		effective 10/1/2004		April Vendegna
Ph 303-544-7999

695	Aero	Wachovia	*	Wachoiva consolidated accts
		11/1/2005		For questions call Judy Goncalves at Wachovia
800-590-7868

696	Aero	BB & T Bank	*	1425 Seminole Trail
Charlottesville, VA 22901
		9/17/2004		Tracey Travillian
Ph 434-975-3491 Fax 434-973-8604

697	Aero	I B C Bank	*	5085 Westheimer Ste. 4640
Houston, TX 77056
		9/17/2004		Thomas Frausto
Ph 713-285-2294 Fax 713-439-0633

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
698	Aero	Bank of America	*	9225 Baymeadows Road
Jacksonville, FL 32256
		9/24/2004		James Bridgewater (branch ) Teresa Wallweber(national )
904-731-4600 888-852-5000 ext 4601

699	Aero	Bank of America	*	12381 West Sunrise Blvd.
Plantation, FL 33323
		10/1/2004		Angela Plummer (branch ) Teresa Wallweber(national )
954-915-0940 888-852-5000 ext 4601
Clark American 800-234-6147
700	Aero	US Bank	*	3410 S. 143rd Plaza
		Dec 05 rolled to TRECS		Omaha, NE 68144
Mary Sumpter
Ph 402-334-3603 Fax 402-334-3636

701	Aero	Chase	*	2430 Highway 6 South
Sugar Land, TX 77479
Sergio Babba
Ph 281-269-7328 Fax 281-269-7312

702	Aero	Regions Bank	*	4501 S. Medford Drive
Lufkin, TX 75901
		9/24/2004		Lanell Day
Ph 936-632-9096 Fax 936-632-8540

703	Aero	Bremer Bank	*	6900 France Ave. S
		3/23/2005		Edina, MN 55435
Kim Lindeen
tel: 952-925-9500

704	Aero	Peoples Bank	*	5 South Maple Street
Hadley, MA 01035
		9/24/2004		Donna Wiley
Ph 413-493-7454 Fax 413-585-1558

705	Aero	Bank of America	*	6605 Uptown Blvd.
Albuquerque, NM 87110
		9/24/2004		Lee Gurule (branch ) Teresa Wallweber(national )
505-282-3030 888-852-5000 ext 4601

706	Aero W	Bank of America	*	910 Black Lake Blvd.
Olympia, WA 98502
		9/24/2004		Jackie Bensley (branch ) Teresa Wallweber(national )
360-754-3630 888-852-5000 ext 4601
707	Aero	First Bank of Tenneessee	*	2301 E. Andrew Johnson Hwy
		effective 05/10/05		Morristown, TN 37814
Nancy Carpenter
Tel. 423-586-8021

708	Aero	Bank of America	*	105 N. Congress Avenue
Boynton Beach, FL 33426
		10/1/2004		Hazel Scalise (branch ) Teresa Wallweber(national )
561-742-9092 888-852-5000 ext 4601
709	Aero	Susquehanna Bank	*	366 Hartman Bridge Rd.
		11/11/2005		Ronks, PA 17572
Bonnie Hollinger
Ph. 717-687-8454
Fax. 717-687-8498
710	Aero	Bank North	*	340 Aviation Road
Queenbury, NY 12804
		10/15/2004		Deb Prendergast
Ph 518-798-0070 Fax 518-743-1215

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
711	Aero W	Bank of America	*	13008 N. Tatum Blvd.
Phoenix, AZ 85032
		10/29/2004		Bill Coulter (branch ) Teresa Wallweber(national )
602-569-4029 888-852-5000 ext 4601

712	Aero	Liberty Bank	*	8 East Main Street
Clinton, CT 06413
		10/8/2004		Heather Downie
Ph 860-669-5773 Fax 860-669-4353

713	Aero	Main Source Bank	*	3880 West Presidential Way
Edinburgh, IN 46124
		10/8/2004		Elisa Walter
Ph 812-526-0551 Fax 812-526-0581

714	Aero	Bank of America	*	7800 Forsyth Blvd.
Clayton, MO 63105
		10/15/2004		Gayle Diaz (branch ) Teresa Wallweber(national )
314-466-0460 888-852-5000 ext 4601

715	Aero W	Bank of America	*	23929 Valencia Blvd.
Valencia, CA 91355
		10/29/2004		Cathy Gero (branch ) Teresa Wallweber(national )
661-253-4653 888-852-5000 ext 4601

716	Aero	Monroe Bank & Trust	*	2121 N. Monroe Street, Ste. 131
Monroe, MI 48162
		10/29/2004		Pam
		secret code AERO		Ph 734-241-3431 Fax 734-241-1726
717	Aero W	Bank of America	*	9717 Foothill Blvd.
		3/2/2005		Rancho Cucamanga, CA 91730
Matt Keever
Ph. 909-483-8176

718	Aero	Chevy Chase Bank	*	7101 Democracy Blvd.
		1/26/2005		Bethesda, MD 20817
Michael Bicks
Ph. 301-365-4090

719	Aero	Amcore Bank	*	2505 N Farnsworth Ave
		6/24/2007		Aurora, IL 60504
Zach Bebee
630-862-2474
fax: 630-862-2489
720	Aero	Wrentham Cooperative Bank	*	102 South Street
		3/10/2005		Wrentham, MA 02093
Sarah Giovanucci
Ph. 508-384-6101

721	Aero	Bank of America		4545 14th St. W
		3/23/2005	*	Bradenton, FL 34205
Kathy Cannavino
Ph. 941-751-6595

722	Aero	Citizens Bank	*	Route 611 & 715
		3/2/2005		Tannersville, PA 18372
Tammy King
Ph. 570-629-1631
fax.

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
723	Aero W	Bank of America	*	200 Kentucky St.
		3/9/2005		Petaluma, CA 94952
Robin Edwards
Ph. 707-769-2850

724	Aero	Chase Bank	*	2203 Memorial Drive
		3/1/2005		Alexandria, LA 71301
James White
Ph. 318-448-6389

725	Aero	Wachovia Bank	*
7/1/2005

726	Aero	Chase Bank	*	250 W. Garfield Rd
		3/23/2005		Aurora, OH 44202
Stacy Famageltto
Ph. 330-562-7115

727	Aero	Bank of America	*	1255 Lake Woodland Drive
		3/30/2005		The Woodlands, TX 77380
Katrina Johnson
Ph. 281-362-4200

728	Aero	IBC Bank		2200 S. 10th Street
		3/23/2005	*	McAllen, TX 78502
Jaime Vargas
Ph. 956-688-3670

729	Aero	Bank of America	*	12011 Kee Jackson Hwy
		3/23/2005		Fairfax, VA 2033
Eva Seifert
Ph. 703-277-3230

730	Aero W	Wells Fargo Bank	*	826 3rd Avenue
		3/23/2005		Chula Vista, CA 91910
Luis Lopez
619-426-0622

731	Aero W	Bank of America	*	222 W. Main Street
		3/23/2005		Medford, OR 97501
Maria Holloway
Ph. 541-722-3384

732	Aero W	Bank of America	*	9780 W. Fairview Ave.
		12/22/2005		Boise, ID 83704
Ph. 208-377-5000

733	Aero	Hibernia Bank	*	3050 Severn Ave.
		merged with Capitol One		Metairie, LA 70002
Tammy or Drew Booth
Tel. 504-533-2905
Fax. 504-533-5344
734	Aero	Wachovia	*	4325 Glenwood Ave
		10/7/2007		Raleigh, NC 27612
Alicia Keisler
Ph. 919-829-6657

735	Aero W	Bank of America	*	4801 W. Charleston Blvd
		3/23/2005		Las Vegas, NV 89107
Merling Arias
Ph. 702-654-4310

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
736	Aero W	Wells Fargo Bank	*	Galleria at Tyler Mall
		3/23/2005		3765 Tyler Street
Riverside, CA 92503
JP Bouchereau
951-351-3402
737	Aero	IBC Bank	*	2350 N. Expressway, Ste. 7222
		6/24/2005		Brownsville, TX 78526
Guillermo Lambarri
Tel. 956-547-1380
Fax. 956-574-9596
738	Aero	Columbus Bank & Trust	*	3261 Manchester Expressway
		3/23/2005		Columbus, GA 31909
Sandra Wilkoff
Ph. 706-649-2715

739	Aero	M & T Bank	*	23 Lake Street
		7/15/2005		Monroe, NY 10950
Linda Conte-Giannone
845-782-8101

740	Aero	PNC Bank	*	3400 Atlantic Ave.
		5/11/2005		Atlantic City, NJ 08401
Tel. 609-343-6707
Mikael Mason

741	Aero W	Bank of America	*	201 E. San Ysidro Blvd.
		4/27/2005		San Ysidro, CA 92173
Tel. 619-662-6423

742	Aero	Wells Fargo	*	I-94 Woodbury
		9/15/2005		9882 Norma Lane
Woodbury, MN 55125
Ph. 651-205-8310
Christina Skar
743	Aero W	Wells Fargo Bank	*	29 S. Rio Grande St., 2nd Floor
		3/30/2005		Salt Lake City, UT 84101
JP Bouchereau
Ph. 801-456-0660
Fax.
744	Aero W	Wells Fargo Bank	*	1175 S. State St.
		5/2/2005		Orem, UT 84097
Daron Stealey
Ph. 801-426-5529
Fax. 801-226-0734
745	Aero W	Wells Fargo Bank	*	66 W. 1200 S.
		5/2/2005		Provo, UT 84601
Tel. 801-377-1397

746	Aero W	Citibank	*	44480 Town Center Way
		3/30/2005		Palm Desert, CA 92260
Angel Mendez
Ph. 760-346-4128
747	Aero W	Santa Barbara Trust & Bank	*	2310 E. Ponderosa Drive
		8/5/2005		Camarillo, CA 93010
Arturo Solis
Ph. 805-383-2224
Fax. 805-383-2228

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
748	Aero	Bank of America	*	100 N Broadway
		4/7/2006		Witchita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
749	Aero	Wachovia	*	8300 Medical Plaza Dr.
		12/9/2005		Charlotte, NC 28216

750	Aero	National City Bank	*	3517 Nicholasville Road
		9/30/2005		Lexington, KY 40503
Aakesh Patel
Ph. 859-281-5456
Fax. 859-281-5459
800-669-1518 Treasury Erica (valid.dep.tick)
751	Aero	M & T Bank	*	7900 Ritchie Highway,
		9/30/2005		Glen Burnie, MD 21061
Heather Williams
Ph 410-787-1552
Fax. 410-863-0873
752	Aero	Wachovia Bank	*	Four S. Main Str
		10/27/2006		Coopersburg, PA
610-282-3012

753	Aero W	Wells Fargo Bank	*	140 Great Mall Drive
		3/9/2005		Milpitas, CA 95035
Bree Philpott
Ph. 408-934-9625

754	Aero	La Salle Bank Midwest	*	2600 W. Bigbeaver
Troy, MI 48084
Virgie Wilson
Ph. 248-816-4890

755	Aero	Bank of America		2630 Dawson Road
		4/27/2005	*	Albany, GA 31707
Gladys
Ph. 229-434-4580
Fax. 229-434-4583
756	Aero	BB & T Bank	*	2286 N. Dave Lyle Blvd
		3/23/2005		Rock Hill, SC 29730
Eric Bowers
Ph. 803-366-3144

757	Aero W	Farmers' State Bank	*	4444 1st Ave.
		9/30/2005		Cedar Rapids, IA 52402
Joan Ironside
Ph. 319-395-0201
Fax. 319-294-6679
758	Aero	Wachovia Bank	*	Citadel Mall Financial Center
		3/16/2005		828 Orleans Rd
Charleston, SC 29407
Craig Carver
Ph. 843-724-5184
759	Aero	Bank of America	*	826 Belmont St.
		4/27/2005		Brockton, MA 02301
Tel. 800-841-4000

760	Aero W	Wells Fargo Bank	*	2334 Central Ave.
		3/23/2005		Billings, MT 59102
JP Bouchereau
Ph. 406-652-8288

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
761	Aero W	Bank of America	*	2225 Quimby Road
		9/9/2005		San Jose, CA 95122
Veronica Rubio or Mary Diaz
408-223-4481 fax. 408-971-5396
762	Aero	National City Bank	*	1366 Mall Run Road
Uniontown, PA 15401
Suan Lee
tel: 724-438-3400
763	Aero	United Bank	*	84 Crossroads Mall
		3/23/2005		Mt. Hope, WV 25880
Matthew Whitener
Ph. 304-256-7280

764	Aero	Bank of America	*	1401 N. University Drive
		3/23/2005		Coral Springs, FL 33071
Sonia Canova
Ph. 954-341-0104

765	Aero	AM South Bank	*	1000 Turtle Creek Drive
		5/4/2005		Hattiesburg, MS 39402
Tel. 601-261-4270
Hunter Russum

766	Aero	Bank of America	*	One Commercial Plaza
		3/23/2005		Norfolk, VA 23510
Lenita Griffin
Ph. 757-441-4770

767	Aero	American Bank	*	676 W. Johnson St
		3/23/2005		Fond Due Lac, WI 54935
Diana Dehnel
Ph. 920-922-9292

768	Aero W	Bank of America	*	4002 Tacoma Mall Blvd.
		9/9/2005		Tacoma, WA 98409
Susan Bungert or Rowena Ly
Ph. 253-305-3145
Fax. 253-305-3148
769	Aero	Savanah Bank	*	1579 Clark Streeet Road
		7/29/2005		Auburn, NY 13021
Danielle Kehoe
315-252-4551

770	Aero	Chase Bank	*	4430 Labon Drive, Suite 346
		9/30/2005		Garland, TX 75040
James W. Jennings
Ph. 972-530-3449 or 877-226-5663
Fax. 972-530-4194
771	Aero W	Wells Fargo Bank	*	890 W. Riverdale Rd
		5/2/2005		Ogden, UT 84405
tel. 801-626-9761

772	Aero	US Bank	*	10959 Parallel Ave.
		Dec 05 rolled to TRECS		Kansas City, KS 66109
Amy Hrabe
Ph. 913-334-9811
Fax. 913-334-9163
773	Aero	IBC Bank	*	130 East Travis St/
		9/29/2005		San Antonio, TX 78205
David Solis
210-369-2943

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
774	Aero	IBC Bank	*	6001 Airport Blvd
		3/4/2007		Austin , TX 78752
Lucila Rios
512-397-4542
fax 512-397-4549
775	Aero	Bank of America	*	5780 20th Street
		6/10/2005		Vero Beach, FL 32966
Soula Planker
Ph. 772-564-8181
Fax. 772-569-2014
776	Aero	Chase Bank	*	350 Gause Blvd.
		7/29/2005		Slidell, lA 70458
Michelle Lingston
Ph. 985-847-0501
Fax. 985-649-6451
777	Aero W	Bank of America	*	19240 Northhoff St.
		10/28/2005		Northridge, CA 91324
Dennis Mata
Ph. 818-885-4052
Fax. 818-885-4128
778	Aero W	Wells Fargo Bank	*	5120 Moreno St
		23-Mar		Montclair, CA 91763
JP Bouchereau
Ph. 909-621-2900

779	Aero	American National Bank	*	628 Main Street
		9/9/2005		Danville, VA 24541
Beverly Scruggs or Rhonda
Ph. 434-773-2219
Fax. 434-773-2207
780	Aero W	Wells Fargo Bank	*	200 B. Street
Santa Rosa, CA 95401
JP Bouchereau
Ph. 707-584-3114

781	Aero W	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
783		US Bank	*	14111 E Alameda Ave
		7/29/2005		Aurora, CO 80012
Clara Gonzalez
303-344-1331
785	Aero	REGIONS BANK	*	30083 Woodrow Lane
		2/3/2006		Daphne, AL 36527
Contina Woods
Ph. 251-431-8114
Fax. 251-431-8115
786	Aero	United Community Bank	*

787	Aero	Bank of America	*	100 N Broadway
Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
788	Aero W	Bank of America	*	1234 So. Baldwin Ave.
		9/23/2005		Arcadia, CA 91007
Edgar Chacon or Sylvia Evans
Ph. 626-578-5898
Fax. 626-578-5500

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
789	Aero W	Bank of America	*	100 N Broadway
Wichita, KS 67202
Ph. 888-852-5000
790	Aero	BankNorth, NA	*	Bank of New Hampshire
		Bank of New Hampshire		1249 Eastman Road
		5/11/2005		North Conway, NH 03860
Tel. 603-356-6397
Chriss Butts
791	AeroW	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000

792	Aero W	Bank of America	*	36900 Newark Blvd.
		4/27/2005		Newark, CA 94560
Tel. 510-226-2780

793	Aero W	Bank of America	*	2200 W. Warm Springs Road
Las Vegas, NV 89019
Tel. 702-654-6339

794	Aero W	Bank of America	*	8815 Quil Ceda Blvd
		7/22/2005 changed to 07/08/05		Tulalip, WA 98271
Angela Gothard/ Mike Peek
360-653-3467

795	Aero W	Bank of America	*	1120 Texas Street
Fairfield, CA 94533
Tel. 707-438-2604

796	Aero W	Bank of The West	*	4932 Pacific Ave.
		6/24/2005		Stockton, CA 95207
Sysaveuy Seeha
Tel. 209-957-2301
fax 209-957-2434 Diane Mcintosh
797	Aero	BB & T Bank	*	2500 E. Walnut Ave.
		6/24/2005		Dalton, GA 30721
Rebecca Hudson
Tel. 706-217-3934

798	Aero	Texas Bank & Trust	*	3622 McCann
		6/24/2005		Longview, TX 75605
Tammy Gage
Ph. 903-237-5500
Fax. 903-234-4620
799	Aero	CBBC Bank	*	205 Foothills Mall
		7/1/2005		Maryville, TN 37801
Melinda Neace
Ph: 865-977-5971
fax: 865-379-2507
800	Aero	United Community Bank	*	Hwy 53 West
Dawsonville, GA 30534
Tel. 706-265-3232

801	Aero	IBC Bank	*	10 Central Mall
		7/1/2005		Lawton, OK 73501
Lawrell Sparkman
580-250-4127

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
802	Aero	PNC Bank	*	2010 Pitsburgh Blvd.
		11/23/2005		Tarentu, PA 15084
Tel. 724-274-1100

803	Aero	Capital One	*	313 corondelet St., 6th fl
New Orleans, LA 70130
		bank name was changed		Tammy W. Prats
		5/1/2006		504-533-2905
800-562-9007 x 32905
804	Aero	Harris Bank	*	2609 East Main Street
		merge on 05/12/2007		Plainfield, IN 46168
		First National Bank & Trust		Jim O' Bold
		10/2/2006		Ph 317 839-3501 Ex 34
Fax 317-839-3944
805	Aero	Bank of America	*	1550 S. Clyde Morris Blvd
		10/28/2005		Daytona Beach, FL
Brian Hills or Debbie Long
Ph. 386-238-0079
Fax. 386-239-0859
806	Aero W	Bank of America	*	2800 N. Main St
		10/14/2005		Santa Ana, CA 92705
Christine Dougherty or Richard Naas
Ph. 714-285-4880
Fax. 714-285-4887
807	Aero	IBC, Inc.	*	6909 NE Loop 1604, Suite 01
		9/16/2005		San Antonio, TX 78247
Christina Hernandez
Ph. 210-369-2922
Fax. 210-651-3462
808	Aero	South Carolina Bank & Trust	*	1328 Fording Island Road
		10/5/2005		Bluffton, SC 29910
Attn: Jenette Ariyibi
Ph. 843-837-2100

809	Aero	AmSouth Bank	*	178 Paul Huff Pkwy
		9/30/2005		Cleveland, TN 37312
LeeAnn Owenby
Ph. 423-479-9661
Fax. 423-472-2572
810	Aero	Chase Bank	*	6400 Grand Ave
		10/28/2005		Gurnee, IL 60031
Ph. 847-782-3680
Fax. 847-855-0279
Nanette Brown
811	Aero W	Bank of America	*	4201 N. Oracle Road
		9/30/2005		Tucson, AZ 85705
Cecilla Johnson or Andy Chasteen
PH. 520-408-6550
Fax. 520-690-1521
812	Aero W	Bank of America	*	18641 S. Gridley Road
		10/28/2005		Cerritos, CA
Rod Hernandez or Snny Chauhan
Ph. 562-403-6252
Fax. 562-403-6254
813	Aero W	Chase Bank	*	10620 South State Street
		12/20/2005		Sandy, UT 84070
Ph. 801-481-5551

814	Aero	First Citizens Bank	*	Jamil Johnson
		6/3/2007		7101 Fayetteville Rd, PO Box 51399
Durham, NC 27707
919-489-3541 PH
919-419-0049 Fax

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
815	Aero	Sovereign Bank	*	376 Southbridge St.
		10/21/2005		Auburn, MA 01501
Patrick Royce
Ph. 508-721-2540
Fax. 508-721-2546
816	Aero W	Wells Fargo Bank	*	6699 N. Landmark Drive
		10/28/2005		Park City, UT 84098
Ph. 800-869-3557

817	Aero W	Union Bank of California	*	801 East Prosperity,Tulare CA 93274
		6/7/2006		LeeAnn Martinho
559-688*2812

818	Aero W	Bank of America	*	100 N Broadway
		3/10/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
819	Aero	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
820	Aero	Regions bank	*	4441 Central Ave
		3/3/2006		Hot Springs, AR 71913
ph. 501-624-8860
fax. 501-624-8969
821	Aero W	Bank of America	*	100 N Broadway
		3/15/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

822	Aero W	Bank of America	*	100 N Broadway
		3/24/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
823	Aero	Bank of America	*	100 N Broadway
		6/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

824	Aero	First State	*	4979 Bill Gardner Pkwy.
		3/17/2006		Locust Grove, GA
ph. 770-507-9502
FAX. 770-914-2873
825	Aero	Comerica Bank	*	8850 Boedeker Str
		4/7/2006		Dallas,TX
		consolid account since 10/19/06		fax 214 890-0848
ph. 214-890-5106 ext 5136
Linda Burns

826	Aero W	Bank of America	*	100 N Broadway
		4/7/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
827	Aero	Amsouth Bank	*	2948 East Texas Str
		5/5/2006		Bossier LA 71111
Ph 318- 674-3536
Sheren White

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
828	Aero	Liberty Bank	*	2901 East Highland Drive
		3/29/2006		Jonesboro , AR 72403
Wayne Wolfe
fax. 870-931-0916
870-268-2318
829	Aero W	Bank of America	*	100 N Broadway
		3/31/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
830	Aero	Arvest Bank	*	401 N.Walnut
		5/8/2006		PO BOX 160
Harrison ,AR 72601
Laura Shaw
870-391-5613 fax-870-391-5620
831	Aero	La Salle Bank	*	395 Briarwood Cercle
		3/17/2006		Ann Arbor MI 48108
Branda
fax 734-747-7629
734-747-7610

832	Aero	Regions Bank	*	8601 South Dixie Hwy
Orlando Wesquez
		4/14/2006		ph 305-665-1241
fax 305-665-4734

833	Aero	Wachovia bank	*	Columbiana Center
		4/7/2006		333 Harbison Blvd.
Columbia , SC 29212
Leo Crumper
ph. 877-394-9089
fax. 803-253-6781

834	Aero W	Washington Mutual	*	6951 Bolsa Ave.
Westminster, CA 92683
		12/3/2007		Rain Urcia
Ph#714-934-2112 Fax#714-898-8573
835	Aero	Bank of America	*	100 N Broadway
		4/7/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
836	Aero	Bank of America	*	100 N Broadway
		4/14/2006		Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
837	Aero	Bank of America	*	100 N Broadway
		4/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

838	Aero W	Wells Fargo	*	2600 Newberg Hwy
		4/14/2006		Woodburn, OR 97071
Brian Speer
fax 503-982-9922
ph.503-982-9922

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
839	Aero	Citizens National Bank	*	1199 Bonita Lakes Circle
		4/14/2006		Meridian, MS 39301
Regina Tims
601-484-5337
601-484-5341

840	Aero	Regions Bank	*	1300 W Poplar Ave
		3/31/2006		Collerville , TN
Bridget Ely
ph 901 853-7980 ex 22
fax 901 853 7987

841	Aero	First National Bank	*	2511 Trimmier Road
		3/31/2006		Killeen , TX 76543
Ph. 254-554-4254
Fax. 254-634-2661
842	Aero	Chase Bank	*	1345 N.Town East Blvd
		2/4/2007		Mesquite, TX 75150
Erika Dunham 972-270-2067
fax 972-681-0326
843	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

844	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
845	Aero	MB Financial Bank	*	1400 Sixteenth St.
Oak Brook,IL 60523
		11/20/2007		Michael
ph 630-203-2724
fax 630-571-0065
846	AeroW	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
847	Aero	American Gateway	*	2020 South Burnfide
		4/28/2006		Gonzales, LA 70737
Nicolle Theel
225-647-4921
fax 225 644 6411
848	Aero	Bremer Bank	*	1715 W County Rd B2
		6/23/2006		Roseville, MN 55113
Matt Flannery
ph 651 288-3885
fax 651 288-3896
849	Aero W	Wells Fargo Bank	*	1864 Blue Lakes Blvd
		5/12/2006		Twin Falls , ID 83301
Path Barcley
fax 303 791-2558
ph 303 470-8908
850	Aero W	Bank of America	*	100 N Broadway
		5/24/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
851	Aero	Irwin Untion Bank	*	Amy Olmstead
		6/23/2006		2531 Eastbrook Plaza
Columbus, IN 47201
PH 812-376-1992
FAX 812-376-1609

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
852	Aero W	Wells Fargo Bank	*	1798 Hitt Road
		5/5/2006		Idaho, ID 83404
Pat Barcley
fax 303 791-2558
ph 303 470-8908
853	Aero	Bank of America	*	100 N Broadway
		6/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
854	Aero	Chase Bank	*	3732 Irving Mall
		6/15/2006		Irving , TX 75062
Kenard 972-255-8556
fax 972-258-4040
855	Aero W	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
856	Aero W	Chase Bank	*	7352 South Plaza Center Drive
		6/16/2006		West Jordan, UT 84084
Trevor Weeks ph 801-280-6763
fax 801-280-6815

857	Aero W	Wells Fargo Bank	*	100 West Burnsville Parkway
Burnsville, MN 55337
		5/26/2006		Ann Wood
612 316-1534 ph
612 316-3797 fax
858	Aero	US Bank	*	1350 Euclid Ave,
		11/2/2006		Cleveland , OH 44115
Bath Ladd, Diane
216 902-7858 ph 216-623-9248
216 623-9303 fax
859	Aero	Community Bank and Trust	*	800 Steven B.Tanger Blvd
Commerce,GA 30529
		6/2/2006		Ph 706-336-3202
fax 706-335-1986
860	Aero W	Wells Fargo	*	Beau Jeppesen
		8/8/2006		4920 South State Str
Murray, UT 84107
801-293-9470
801-263-2075 FAX
861	Aero	Bank of America	*	100 N Broadway
		4/21/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
862	Aero	Bank of America	*	100 N Broadway
		5/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
863	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
864	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

865	Aero W	Bank of America	*	100 N Broadway
		5/23/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
866	Aero	Bank of America	*	100 N Broadway
		4/28/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
867	Aero	Hillcrest Bank	*	11111 W 95th Str,
		6/30/2006		Overland Park, KS 66214
Jillian Brewer
ph 913 324-6149
fax 913 324-6191
868	Aero	SunTrust Bank	*	775 E Merritt Island Causeway Suite 100
Merritt Island, FL 32952
		7/28/2006		Ann Prince
ph. 321-459-3315
fax 321-452-8907

869	Aero	Bank of America	*	100 N Broadway
		6/30/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
870	Aero	PNC Bank	*	9W. Chocolate Ave.
		9/15/2006		Hershey, PA 17033
Karen Prickett
ph.717-534-3201
fax.717-534-3231
871	Aero	Fidelity Deposit & Discount Bank	*	4010 Birney Ave
		3/29/2007		Moosic, PA 18507
Phone: 570-504-0790
Fax: 570-504-0793
Casey Egan
872	Aero	Chase Bank	*	1111 N IH-35
		8/3/2006		Round Rock, TX 78664
Peggy Smith
ph 512-244-8550
fax 512-218-8830
873	Aero	Wachovia Bank	*	9700 Corckscrow Rd
		11/10/2006		Estero, FL 33928
Joann 239-495-5240

874	Aero	Bank of America	*	100 N Broadway
		7/14/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
875	Aero	First Citizens Bank	*	131 Forum Driva
		2/1/2007		Columbia, SC 29229
Adam Kreswell
803-788-8815
876	Aero	Metropolitan Bank	*	3701 Pinnocall Hill Parkway
		10/4/2006		Rogers, AR 72758
Ph 479-845-4740,Lyn Mick
Fax 479-845-4790
877	Aero	Flagstar Bank	*	9332 Lee Road
		10/2/2006		Brighton, MI 48116
Liz Houston , ph 810-229-6483
fax 810-229-6593
878	Aero	Fifth Third Bank	*	1365 Michigan , WaterVill, OH 43566
		10/3/2007		Donald Firsdon
ph:419-878-9015
fax: 419-878-3682
879	Aero	National City Bank	*	3979 Indian Ripple Rd.
		8/24/2006		Beavercreek, OH 45440
Karl Borchers
ph. 937-426-2632
fax. 937-426-2695

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
880	Aero W	Bank of America	*	100 N Broadway
		10/6/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
881	Aero	Bank of America	*	100 N Broadway
		11/17/2006		Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
882	Aero	Long Star National Bank	*	214 South Texas Blvd.
		11/2/2006		Weslaco, Texas 78596
Judy Haws
ph. 956-973-7701
fax. 956-973-7707
883	Aero	US Bank	*	1350 Euclid Ave,
		9/22/2006		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
884	Aero	Bank of America	*	100 N Broadway
		9/8/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
885	Aero	BB & T Bank	*	Mary Brannigan
		9/27/2007		2941 N Poinciana Blvd
Kissimmee, FL 34746
FAX: 407-397-7500
PH: 407-397-7400

886	Aero	Hancock Bank	*	10496 Hwy. 49
		9/8/2006		Gulfport, MS 39503
ph. 228-831-2143
fax. 228-328-2360
Terry Waldrop
887	Aero	Bank of America	*	100 N Broadway
		9/22/2006		Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
888	Aero	IBC Bank	*	1200 San Bernardo Ave
		3/16/2007		Laredo, Texas
Andreana Huddleston ph 956-422-7611
fax 956-726-6660
889	Aero	Regions Bank	*	429 Main Str.
		3/1/2007		Trussville, AL 35173
Lisa Baker ph: 205-326-7546
fax 205-326-7743
890	Aero	Chevy Chase Bank	*	604 Potomac Station Drive
		5/4/2007		Leesburg, VA 20176
Salma Azhar ph : 703-669-2209
fax : 703-669-2218
891	Aero	Queenstown Bank of Maryland	*	P.O. Box 120
		3/30/2007		Queenstown, MD 21658
Phone: 410-827-8881
fax: 410-827-8190
Janet Such
892	Aero W	Wells Fargo Bank	*	1578 Howe Ave
		4/6/2007		Sacramento, CA
Kappie ph: 916-565-4904
fax 916-564-7648

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
893	Aero	First National Bank	*	3801 FairWay Blvd
		3/23/2007		Wichita Falls, TX
Tracy Elrod
phone 817-481-0158
fax 817-481-0698
894	Aero	Washington Mutual Bank	*	3850 Truxel Rd.
		4/13/2007		Sacramento, CA 95834
John Durmanich
Ph: 916-574-9620 opt 3, fax 916-574-9629
895	Aero	Wilson Bank & Trust	*	200 Tennessee Blvd
		4/13/2007		Lebanon, TN 37087
Katha Wrye ph: 615-443-6178
fax 615-443-6284
896	Aero	Bank of America	*	534 S Kansas Ave
		4/6/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
897	Aero	BB&T Bank	*	3001 Watson Blvd.
		4/13/2007		Warner Robins, GA 31093
Michelle Britt ph: 478-953-8251
fax: 478-971-1063
898	Aero	First Citizens Bank	*	940 Mall Loop Road , Higth Point, NC 27262
		4/27/2007		Barbara Thacker
ph: 336-883-3765
fax: 336-883-8087
899	Aero	Bank of America	*	534 S Kansas Ave
		4/6/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
900	Aero West	Bank of America	*	534 S Kansas Ave
		5/18/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
901	Aero	Wachovia	*	Judy Gonsales
		5/4/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
336-625-8565 Tina
902	Aero	Guaranty Bank	*	102 A HIghway 332 West
		5/25/2007		Lake Jackson, TX 77566
Kim Denton 979-297-1151
fax 979-299-6934
903	Aero	Wachovia	*	Judy Gonsales
		5/25/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

904	Aero	Washington Mutual	*	741 E. Boughton Rd
		4/27/2007		Bolingbrook, IL 60440
Delores Alexandra
ph# 630-783-8264
fax: 630-783-8417
905	Aero	Chase Bank	*	2280 Str Rd 44
		4/20/2007		Osh Kosh, WI 54904
Sonia 920-236-3900
fax 920-231-7818
906	Aero	Columbia State Bank	*	1301 A Street
		4/27/2007		Tacoma , WA 98402
Michelle ph 253-939-9800
fax: 253-833-2476
907	Aero	Northway Bank	*	5 Market Str.
		4/20/2007		Tilton, NH 03276
Jenny Williams 603-286-4344
fax 603-286-4151

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
908	Aero	Bank of America	*	534 S Kansas Ave
		5/18/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
909	Aero	Bank of America	*	534 S Kansas Ave
		5/11/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
910	Aero West	Wells Fargo	*	66 West Springer Drive
		5/11/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

911	Aero	SunTrust Bank	*	Brandy M Young ph : 757-465-1387
		4/13/2007		fax: 757-465-1449
4113 Portsmouth Blvd
Chesapeake, VA 23321
912	Aero	Bank of the West	*	10050 CoorsBy Pass
		5/18/2007		Albauquerque, NM 87114
Heisel or Shain Whitlock
ph:505-792-0726
fax: 505-792-0781
913	Aero West	Bank of America	*	534 S Kansas Ave
		6/1/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
914	Aero	Arvest Bank	*	4500 N Harrison
		9/7/2007		Shawnee , OK 74804
Sonia Ryan
405-214-1355, fax 405-214-1289
915	Aero W	Washington Mutual	*	1261 West Ave. P, Palmdale, CA 91351
		5/18/2007		Irene Sagarang
ph: 661-267-5801*3
fax: 661-267-5807
916	Aero W	Bank of America	*	534 S Kansas Ave
		6/15/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
917	Aero	Citizens Bank & Trust	*	Highway 27, Lake Wales, FL 33859
		5/25/2007		Carlie Cosce
ph: 863-676-7631
fax: 863-676-1734
919	Aero	Bank of America	*	534 S Kansas Ave
		6/8/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
920	Aero	Hickory Point Bank	*	1401 W hickory Point Drive
		6/8/2007		Forsyth, IL 62535
Misty Lee, ph:217-875-3131
fax: 217-872-3904
921	Aero	SunTrust Bank	*	11200 South Orange Blossom Trail
		8/10/2007		Orlando, FL 32837
Heidi ph: 407-858-1274*4
fax: 407-851-8249
922	Aero	Bank of America	*	50 Morrissey Blvd.
Dorchester, MA 02125
		open 10/25/07		Frank W. Tarara
1-800-654-8503 ext.5630

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
924	Aero	Susquehanna Bank	*	366 Hartman Bridge Rd.
Ronks, PA 17572
		11/18/2007		Rina Coulter
717-687-8454

925	Aero	Wells Fargo	*	66 West Springer Drive
		10/11/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

926	Aero	Wachovia	*	Judy Gonsales
		5/11/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
927	Aero	Bank of America	*	2200 E. Warmsprings Rd.
		11/14/2007		Las Vegas, NV 89123
Kerri Pedroza
702-654-6340 fax # 702-654-6351
929	Aero	Wells Fargo	*	66 West Springer Drive
		7/27/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908
930	Aero	Wells Fargo	*	66 West Springer Drive
		10/12/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

931	Aero	Wells Fargo	*	66 West Springer Drive
		8/7/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

932	Aero	First Tennessee Bank	*	11685 Parkside Drive
		8/10/2007		Knoxville, TN 37934
Tammy Ailey
ph: 865-671-6671
fax: 865-671-6730
933	Aero	Chase Bank	*	201 East Main Street
		3/31/2007		Lexington, KY 40507
Phone: 859-231-2696
Fax: 859-231-2917
Matthew Orr
934	Aero	Bank of America	*	534 S Kansas Ave
		4/27/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
935	Aero	Legacy Bank	*	76 Park Street, Lee, MA 01238
		5/4/2007		Louise Lucchese
ph 413-243-4126
fax: 413-243-4813
936	Aero	American National Bank of Texas	*	Tammy Hoggatt
		4/27/2007		720 S Greenville Ave, Allen, TX 75002
ph: 214-863-5945
fax: 214-863-6175
937	Aero W	CitiBank	*	4050 W.Metropolitan Dr
		8/24/2007		Orange, CA 92868
Juana Rivero 714-938-0379
fax 714-938-0379
938	Aero	Bank of America	*	534 S Kansas Ave
		5/25/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
939	Aero W	Bank of America	*	534 S Kansas Ave
		6/15/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
940	Aero	Commerce Bank	*	114 th &Nall , Leawood, KS 66211
		6/8/2007		Ph: 816-234-1760
Fax: 417-837-5289
Alyssa Blackwell
941	Aero	Bank of America	*	534 S Kansas Ave
		4/27/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
942	Aero	Bank of America	*	534 S Kansas Ave
		7/13/2007		Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
943	Aero	Susquehanna Bank	*	963 National Highway
		7/20/2007		Lavale, MD 21502
Randall K.Sterne
ph: 301-777-4747
fax: 301-729-5432
944	Aero	Citibank	*	4511 N Midkiff B1 A
		9/7/2007		Midland, TX 79705
Galle Aparicio ph :432-697-4178
fax: 432-697-0711
945	Aero	Chase Bank	*	2370 Justin Road , Lewisville TX
		9/28/2007		972-966-2756
fax: 972-966-2209 Ammy Shults
946	Aero	Harris Bank	*	101 Burr Ridge Pkwy
Burr Ridge, IL 60527
		11/9/2007		Naomi & Julia
630-323-4000 ext-6901 or 2100
fax# 630-887-7319
947	Aero	Wachovia Bank	*	Judy Gonsales
		9/27/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

948	Aero	IBC Bank	*	2310 SW Military Dr Ste 216
		10/12/2007		San Antonio, TX 78224
Isabel Bravo 210-518-2558
fax 210-927-3374
949	Aero	Trustco Bank	*	34 Wolf Road
		9/28/2007		Albany, NY 12205
518-458-7761, FAX 518-458-8779
Jacky Dushensky
950	Aero	US Bank	*	1350 Euclid Ave,
		5/25/2007		Cleveland , OH 44115
Bath Ladd
216 902-7858 ph
216 623-9303 fax
951	Aero	Wachovia Bank	*	Judy Gonsales
		9/7/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

952	Aero	BB & T Bank	*	11704 West Broad Str
Richmond, VA 23233
Kathy Schemale
ph: 804-553-5947
fax: 804-553-2963
953	Aero	Wells Fargo	*	66 West Springer Drive
		9/28/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

954	Aero	Wells Fargo	*	66 West Springer Drive
		7/20/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Aeropostale Stores’ Depository Bank Accounts

12/6/07

STORE
#	BANK NAME	ACCOUNT#	ADDRESS
955	Aero	Wells Fargo	*	66 West Springer Drive
		7/20/2007		Highlands Ranch, CO 80129
Pat Barclay 303-470-8908

956	Aero	Bank of Colorado	*	4848 Thompson Prky Suite 100
		8/17/2007		Johnstown, CO 80534
Sandra Chapman ph: 970-679-7405
fax: 970-663-7600
957	Aero	Wachovia	*	Jennifer Daley
1-800-590-7868 Team 600 ext 85743
		10/24/2007		fax: 866-842-0585

958	Aero	Wells Fargo	*	66 West Springer Drive
Highlands Ranch, CO 80129
		10/24/2007		Pat Barclay 303-470-8908

959	Aero	Wachovia Bank	*	Judy Gonsales
		9/21/2007		ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

962	Aero	Citizens Bank	*	965 Oaklawn Ave
		10/3/2007		Granston, RI
Marlin Volino ph: 401-275-6491
fax: 401-275-6494

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Jimmy'Z Stores' Depository Bank Accounts
12/6/2007

STORE
#	DIV	BANK NAME	ACCOUNT#	ADDRESS
2011	Jimmy'Z	Wachovia Bank	*	314 Exton Square Parkway
		7/14/2005		Exton, PA 19341

2012	Jimmy'Z	Wells Fargo Bank	*	800-225-5935
7/14/2005

2013	Jimmy'Z	Bank of America	*	Groves at Royal Palm
		7/1/2005		131 S. State Road 7
Wellington, FL
Mary Ann Giola
561-790-7807
2014	Jimmy'Z	Bank of America	*	The Woodlands
		7/14/2005		1255 Lake Woodlands Drive
		order dep 10/28		The Woodlands, TX
Katrina Johnson
281-362-4200
2015	Jimmy'Z	Bank One	*	600 N. Meacham Road
		7/14/2005		Schaumburg, IL 60173
Mary Sparks
847-240-6460

2016	Jimmy'Z	Highland Bank	*	322 West Market
		7/14/2005		Bloomington, MN 55425
Nora Lleras
952-853-0216

2017	Jimmy'Z	Frost Bank	*	221 Wonder World Drive
		9/2/2005		San Marcos, TX 78667-0649
Ph. 512-393-5647
Fax. 512-393-5721
Barbara Castleberry
2018	Jimmy'Z	National City Bank	*	201 South Broad St.
		8/26/2005		Grove City, PA 16127
Karen Palmer
Ph. 724-458-9250
Fax 724-458-0567
2019	Jimmy'Z	First Commonwealth Bank	*	136 Logan Valley Mall
		10/28/2005		Altoona, PA 16602
Lori Horne
Ph. 814-944-4644
Fax. 814-946-4723

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

2020	Jimmy'Z	Bank of America	*	8100 Forsyth Blvd
		10/28/2005		Clayton, MO
Corina Foy or Rose Gaynor
Ph. 314-466-0484
Fax. 314-863-0457
2021	Jimmy'Z	Chase Bank	*	4401 West Wisconsin Ave.
		10/28/2005		Appleton, WI 54913
Barbara Wege or Josh Maddix
Ph. 920738-9000
Fax. 920-738-9988
2022	Jimmy'Z	Wachovia Bank	*	2000 South Hawthorne Rd
		10/28/2005		Wiston-Salem, NC 27103
Betty Dulin
Ph. 336-765-0414
Fax. 336-768-9775
2023	Jimmy'Z	Bank of America	*	800 Sixth Ave.
		10/28/2005		New York, NY 10001
Paul Kenney or Jing Ye
Ph. 212-684-1541
Fax. 212-251-2677
2024	Jimmy'Z	First Tenneessee Bank	*	2301 E. Andrew Johnson Hwy
		10/28/2005		Morristown, TN 37814
Ph. 423-586-8021
Fax. 423 585 5590
Nancy Carpenter

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.

Exhibit 7-2

Credit Card Arrangements

The Loan Parties currently have the following credit card agreements in place:

1)	Aeropostale, Inc. First Data Merchant Services (merchant number: *)

2)	Jimmy’Z Surf Co., Inc.: First Data Merchant Services (merchant number: *)

3)	Aeropostale, Inc. and Jimmy’Z Surf Co., Inc.: American Express (merchant number: *)

4)	Aeropostale, Inc. and Jimmy’Z Surf Co., Inc.: Discover Card (merchant number: *)

None of the above agreements are currently evidenced by a writing.  However, the Loan Parties are in process of acquiring written documentation to evidence each of the above agreements, which shall be immediately furnished to Lender upon completion.

1062846.1

* = Material omitted pursuant to a request for Confidential Treatment and filed separately with the Commission on the date of filing of this Form 10-Q/A.